UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	File No. 033-42180
Pre-Effective Amendment No.	□
Post-Effective Amendment No. 55	☑
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	File No. 811-05311
Amendment No. 80	☑
(Check appropriate box or boxes.)
Nationwide VLI Separate Account-2

(Exact Name of Registrant)
Nationwide Life Insurance Company

(Name of Depositor)
One Nationwide Plaza, Columbus, Ohio 43215

(Address of Depositor's Principal Executive Offices) (Zip Code)
(614) 249-7111

Depositor's Telephone Number, including Area Code
Denise L. Skingle, Senior Vice President and Secretary
One Nationwide Plaza, Columbus, Ohio 43215

(Name and Address of Agent for Service)
May 1, 2022

Approximate Date of Proposed Public Offering
It is proposed that this filing will become effective (check appropriate box)
□ immediately upon filing pursuant to paragraph (b)
☑ on May 1, 2022 pursuant to paragraph (b)
□ 60 days after filing pursuant to paragraph (a)(1)
□ on (date) pursuant to paragraph (a)(1)
If appropriate, check the following box:
□ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Best of America® FPVUL
Individual Flexible Premium Variable Universal Life Insurance Policies
Issued by
Nationwide Life Insurance Company
through its
Nationwide VLI Separate Account-2
The date of this prospectus is May 1, 2022.
This prospectus contains basic information about the policies that should be understood before investing. Read this prospectus carefully and keep it for future reference.
Variable life insurance policies are complex products with unique benefits and advantages and are intended as a vehicle for long-term financial planning, not short-term savings. There are costs and charges associated with these benefits and advantages - costs and charges that are different, or do not exist at all within other life insurance products. With help from financial professionals, purchasers are encouraged to compare and contrast the costs and benefits of the policy described in this prospectus against those of other life insurance products, especially other variable life insurance products offered by Nationwide and its affiliates. This process of comparison and analysis should aid in determining whether the purchase of the policy described in this prospectus is consistent with the purchaser’s life insurance objectives, risk tolerance, investment time horizon, marital status, tax situation, and other personal characteristics and needs.
Variable life insurance policies are not insured by the Federal Deposit Insurance Corporation or any other federal government agency, and are not deposits of, guaranteed by, or insured by the depository institution where offered or any of its affiliates. The SEC has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Additional information about certain investment products, including variable life insurance policies, has been prepared by the SEC’s staff and is available at Investor.gov.
Under state law a policy owner may, for a limited time, cancel the policy and receive a refund (commonly referred to as the "right to cancel" period). The length of the right to cancel period depends on state law and may vary depending on whether the policy was purchased to replace another policy. The minimum right to cancel period is 10 days. Upon cancellation, Nationwide will refund the amount prescribed by state law. The amount Nationwide refunds will be Cash Value and any charges deducted or, in certain states, the greater of the Premium paid or the policy's Cash Value plus any charges deducted. For more information, see Right to Cancel (Examination Right).
This prospectus is not an offering in any jurisdiction where such offering may not lawfully be made. Not all Riders, terms, conditions, benefits, programs, features, and investment options are available or approved for use in every state. Contact Nationwide to review a copy of the policy and any Riders or endorsements, see Contacting the Service Center. This prospectus contains all material rights and features of the policy.
The purpose of this policy is to provide life insurance protection for the beneficiary named by the policy owner. If the purchaser’s primary need is not life insurance protection, then purchasing this policy may not be in the best interest of the purchaser. Nationwide makes no claim that the policy is in any way similar or comparable to a systematic investment plan of a mutual fund.
If this policy is being purchased to replace existing life insurance, the purchaser should carefully consider the benefits, features, and costs of this policy versus those of the policy being replaced.
Nationwide offers a variety of variable universal life policies. Despite offering substantially similar features and investment options, certain policies may have lower overall charges than others including the policy described herein. These differences in charges may be attributable to differences in sales and related expenses incurred in one distribution channel versus another.

Glossary
Accumulation Unit – An accounting unit of measure of an investment in, or share of, a Sub-Account. Accumulation Unit values are initially set at $10 for each Sub-Account.
Attained Age – A person's Issue Age plus the number of full years since the Policy Date.
Base Policy Specified Amount – The amount of insurance coverage selected under the base policy, excluding any Rider Specified Amount.
Cash Surrender Value – The Cash Value minus Indebtedness and any surrender charge.
Cash Value – The total amount allocated to the Sub-Accounts, the policy loan account, and the Fixed Account.
Code – The Internal Revenue Code of 1986, as amended.
Death Benefit – The amount paid upon the Insured's death, before the deduction of any Indebtedness, or due and unpaid policy charges.
Fixed Account – An investment option that is funded by Nationwide's general account.
Grace Period – A 61-day period after which the Policy will Lapse if sufficient payments are not made to prevent Lapse.
In Force – Any time during which benefits are payable under the policy and any elected Rider(s).
Indebtedness – The total amount of all outstanding policy loans, including principal and interest due.
Insured – The person whose life is insured under the policy, and whose death triggers payment of the Death Benefit.
Investment Experience – The market performance of a mutual fund/Sub-Account.
Issue Age – A person's age based on their last birthday on or before the Policy Date.
Lapse – The policy terminates without value.
Maturity Date – The policy anniversary on which the Insured reaches Attained Age 100.
Minimum Required Death Benefit – The lowest Death Benefit that will qualify the policy as life insurance under the Code.
Nationwide – Nationwide Life Insurance Company.
Net Amount At Risk – The base policy's Death Benefit minus the policy's Cash Value.
Net Asset Value (NAV) – The price of each share of a mutual fund in which a Sub-Account invests. NAV is calculated by subtracting the mutual fund's liabilities from its total assets, and dividing that figure by the number of shares outstanding. Nationwide uses NAV to calculate the value of Accumulation Units. NAV does not reflect deductions made for charges taken from the Sub-Accounts.
Policy Data Page(s) – The Policy Data Page(s) are issued as part of the policy and contain information specific to the policy and the Insured, including coverage and Rider elections. Updated Policy Data Page(s) will be issued if the policy owner makes any changes to coverage elections after the policy is issued.
Policy Date – The date the policy takes effect as shown in the Policy Data Pages. Policy years, months, and anniversaries are measured from this date.
Policy owner or Owner – The person or entity named as the owner on the application, or the person or entity assigned ownership rights.
Policy Proceeds or Proceeds – Policy Proceeds may constitute the Death Benefit, or the amount payable if the policy matures or is surrendered, adjusted to account for any unpaid charges, Indebtedness and Rider benefits.
Premium – Amount(s) paid to purchase and maintain the policy.
Rider – An optional benefit purchased under the policy. Rider availability and Rider terms may vary depending on the state in which the policy was issued.
Rider Specified Amount – The portion of the Total Specified Amount attributable to the Base Insured Term Rider.
SEC – Securities and Exchange Commission.

Service Center – The department of Nationwide responsible for receiving all service and transaction requests relating to the policy. For service and transaction requests submitted other than by telephone (including fax requests), the Service Center is Nationwide's mail and document processing facility. For service and transaction requests communicated by telephone, the Service Center is Nationwide's operations processing facility. Information on how to contact the Service Center is in the Contacting the Service Center provision.
Sub-Account(s) – The mechanism used to account for allocations of Net Premium and Cash Value among the policy's variable investment options.
Substandard Rating – An underwriting classification based on medical and/or non-medical factors used to determine what to charge for life insurance based on characteristics of the Insured beyond traditional factors for standard risks, which include age, sex, and tobacco habits of the Insured. Substandard Ratings are shown in the Policy Data Pages as rate class multiples (medical factors) and/or monthly flat extras (medical and/or non-medical factors). The higher the rate class multiple or monthly flat extra, the greater the risk assessed and the higher the cost of coverage.
Total Specified Amount – The sum of the Base Policy Specified Amount and the Rider Specified Amount, if applicable.
Valuation Period – The period during which Nationwide determines the change in the value of the Sub-Accounts. One Valuation Period ends and another begins as of the close of regular trading on the New York Stock Exchange.
Variable Account – Nationwide VLI Separate Account-2, a separate account that Nationwide established to hold policy owner assets allocated to variable investment options. The Variable Account is divided into Sub-Accounts, each of which invests in a separate underlying mutual fund.

Table of Contents (continued)

Key Information Table
Important Information You Should Consider About the Policy
FEES AND EXPENSES
Charges for Early Withdrawals	Surrender Charge – For up to 8 years from the Policy Date, or effective date of any Base Policy Specified Amount increase, a surrender charge is deducted if the policy is surrendered, Lapses, or there is a requested decrease of the Base Policy Specified Amount (see Surrender Charge[). This charge will vary based upon the individual characteristics of the Insured. The maximum surrender charge is $26.577 per $1,000 of Specified Amount, or 2.6577% of the Specified Amount. For example, for a policy with a $100,000 Base Policy Specified Amount, a complete surrender could result in a surrender charge of $2,657.70.

Partial Surrender Fee – Deducted from the partial surrender amount requested (see Partial Surrender Fee). Currently, Nationwide waives the Partial Surrender Fee. Nationwide may elect in the future to assess a Partial Surrender Fee. The Partial Surrender Fee assessed to each surrender will not exceed the lesser of $25 or 2% of the amount surrendered.
Transaction Charges	The policy owner may also be charged for other transactions as follows:
• Sales Load – Deducted upon making a Premium payment
• Premium Taxes – Deducted upon making a Premium payment
• Illustration Charge – Deducted upon requesting an illustration
See Standard Policy Charges.
Ongoing Fees and Expenses (periodic charges)	In addition to surrender charges and transaction charges, an investment in the policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the policy and the cost of optional benefits available under the policy, and such fees and expenses are set based on characteristics of the Insured (e.g., age, sex, and rating classification), see Standard Policy Charges and Policy Riders and Rider Charges. Please refer to the Policy Specification Pages of your policy for rates applicable to the policy.
A policy owner will also bear expenses associated with the underlying mutual funds under the policy, as shown in the following table:
	Annual Fee	Minimum	Maximum
	Investment options (underlying mutual fund fees and expenses)	0.11% [1]	2.07% [1]
[1] As a percentage of underlying mutual fund assets.

RISKS
Risk of Loss	Policy owners of variable life insurance can lose money by investing in the policy, including loss of principal (see Principal Risks).
Not a Short-Term Investment	The policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash (see Principal Risks).

A surrender charge may apply (see Surrender Charge). In addition, taking policy loans may increase the risk of Lapse and may result in adverse tax consequences (see Policy Loans).
Risks Associated with Investment Options	• Investment in this policy is subject to the risk of poor investment performance of the investment options chosen by the policy owner.
• Each investment option and the Fixed Account will have its own unique risks.
• Review the prospectuses and disclosures for the investment options before making an investment decision.
See Principal Risks.
Insurance Company Risks	Investment in the policy is subject to the risks associated with Nationwide, including that any obligations (including under the Fixed Account), guarantees, or benefits are subject to the claims-paying ability of Nationwide. More information about Nationwide, including its financial strength ratings, is available by contacting the Service Center (see Principal Risks).

RISKS
Policy Lapse	The policy is at risk of Lapsing when the Cash Surrender Value is insufficient to cover the monthly policy charges, including Rider charges. Cash Surrender Value can be reduced by unfavorable Investment Experience, policy loans, partial surrenders and the deduction of policy charges. Payment of insufficient Premium may cause the policy to Lapse. There is no separate additional charge associated with reinstating a Lapsed policy. The Death Benefit will not be paid if the policy has Lapsed.

For more information, see Principal Risks and Lapse.
RESTRICTIONS
Investments	• Nationwide may restrict the form in which Sub-Account transfer requests will be accepted (see Sub-Account Transfers).
• Nationwide may limit the frequency and dollar amount of transfers involving the Fixed Account (see Fixed Account Transfers).
• Nationwide reserves the right to add, remove, and substitute investment options available under the policy (see Addition, Deletion, or Substitution of Mutual Funds).
Optional Benefits	• Certain optional benefits may be subject to availability, eligibility, and/or invocation requirements. Availability of certain optional benefits may be subject to Nationwide’s underwriting approval for the optional benefit.
• Nationwide reserves the right to discontinue offering any optional benefit. Such a discontinuance will only apply to new policies and will not impact any policies already In Force.
For more information, see Policy Riders and Rider Charges.
TAXES
Tax Implications	• Consult with a tax professional to determine the tax implications of an investment in and payments received under this policy.
• Earnings on the policy are generally not taxable to the policy owner, unless withdrawn from the policy. Partial and full surrenders from the policy will be subject to ordinary income tax and may be subject to a tax penalty.
For more information, see Taxes.
CONFLICTS OF INTEREST
Investment Professional Compensation	Some financial professionals receive compensation for selling the policy. Compensation can take the form of commission and other indirect compensation in that Nationwide may share the revenue it earns on this policy with the financial professional’s firm. This conflict of interest may influence a financial professional, as these financial professionals may have a financial incentive to offer or recommend this policy over another investment (see A Note on Charges).
Exchanges	Some financial professionals may have a financial incentive to offer an investor a new policy in place of the one he/she already owns. An investor should only exchange his/her policy if he/she determines, after comparing the features, fees, and risks of both policies, that it is preferable for him/her to purchase the new policy, rather than to continue to own the existing one (see Exchanging the Policy for Another Life Insurance Policy).

Overview of the Policy
Purpose
The primary benefit of this policy is life insurance coverage. Nationwide will pay the Death Benefit Proceeds upon the Insured's death if the Insured dies while the policy is In Force. The policy is In Force when: the policy has been issued; the initial Premium has been paid; the Insured is living; the policy has not been surrendered for its Cash Surrender Value; and the policy has not Lapsed.
The Cash Value and Death Benefit, to the extent the Death Benefit includes or is based on the Cash Value, will not be fixed but will be dependent on the investment performance of the investment options in which the policy owner is invested, and cumulative separate account and policy charges assessed by Nationwide over the life of the policy.
Prospective purchasers should consult with a financial professional to determine whether this policy is appropriate for them, taking into consideration his/her particular needs, including investment objectives, risk tolerance, investment time horizon, marital status, tax situation, and other personal characteristics. Generally speaking, this policy is intended as a long-term investment, it is not a short-term investment and is not appropriate for an investor who needs ready access to cash, see Principal Risks.
Premiums
The policy owner will select a Premium payment plan for the policy at the time of application. Within limits, the policy owner may vary the frequency and amount of Premium payments, see Premium Payments and Unfavorable Sub-Account Investment Experience .
Net Premium, loan repayments, and Cash Value may be allocated among fixed and/or variable investment options available in the policy.
The policy currently offers a fixed investment option which will earn interest daily, see Fixed Account.
The variable investment options offered under the policy correspond to mutual funds designed to be the underlying investment options of variable insurance products. Nationwide VLI Separate Account-2 contains a separate Sub-Account for each of the underlying mutual funds offered in the policy.
Additional information about the underlying mutual funds is available in Appendix A: Underlying Mutual Funds Available Under the Policy.
Payment of insufficient Premium may cause the policy to Lapse.
Policy Features
Death Benefit Options
Note: The Death Benefit will be the greater of the amount produced by the death benefit option in effect on the date of the Insured's death or the Minimum Required Death Benefit, see The Minimum Required Death Benefit .
Death Benefit Option 1: The Death Benefit will be the greater of the Total Specified Amount or the applicable percentage of Cash Value. The amount of the Death Benefit Proceeds will ordinarily not change for several years to reflect Investment Experience and may not change at all. If Investment Experience is favorable, the amount of the Death Benefit Proceeds may increase.
Death Benefit Option 2: The Death Benefit will be the greater of the Total Specified Amount plus the Cash Value as of the date of death or the applicable percentage of Cash Value, and will vary directly with Investment Experience.
For additional information, see Standard Death Benefit Options.
Benefit Payout
Policy Proceeds will be paid out in a lump sum.
Coverage Flexibility
Subject to conditions, the policy owner may choose to:
•	change the death benefit option;

•	increase or decrease the Base Policy Specified Amount and/or Rider Specified Amount;
•	change beneficiaries; and
•	change ownership of the policy.
Access to Cash Value
Subject to conditions, the policy owner may:
•	take a policy loan, see Policy Loans.
•	take a partial surrender, see Partial Surrender.
•	surrender the policy for its Cash Surrender Value at any time while the policy is In Force, see Full Surrender.
Transfer Requests
Policy owners may request to transfer allocations between available investment options of the policy (i.e., the Fixed Account and Sub-Accounts). Requests to transfer allocations between policy investment options will be processed in the Valuation Period they are received at the Service Center as long as the request is in good order. Requests that are not in good order may be delayed or returned, see Contacting the Service Center.
Restrictions or limitations on transfers from the general account option(s) may delay a policy owner’s ability to transfer Cash Value to the Sub-Accounts. Additionally, transfer requests from a Sub-Account may be subject to short-term trading fees and policies and procedures intended to reduce the potentially detrimental impact that disruptive trading has on Investment Experience. For additional information, see Transfers Among and Between the Policy Investment Options.
Taxes
Earnings on the policy are generally not taxable to the policy owner, unless withdrawn from the policy. This is known as tax deferral. In addition, beneficiaries generally will not have to include Death Benefit Proceeds as taxable income, see Taxes.
Assignment
Policy owners may assign the policy as collateral for a loan or another obligation while the policy is In Force, see Assigning the Policy.
Right to Cancel (Examination Right)
For a limited time, the policy owner may cancel the policy and Nationwide will refund the amount prescribed by state law, see Right to Cancel (Examination Right).
Riders
The policy owner may purchase one or more of the Riders listed below, subject to availability in the state where the policy is issued. There may be additional charges assessed for elected Riders and Rider charges may vary based upon the individual characteristics of the Insured. Operation and benefits of the Riders described in this prospectus may vary by the state where the policy is issued.
•	Accidental Death Benefit Rider
•	Base Insured Term Rider
•	Change of Insured Rider
•	Children's Insurance Rider
•	Guaranteed Minimum Death Benefit Rider
•	Spouse Life Insurance Rider
•	Waiver of Monthly Deductions Rider
For additional information, see Policy Riders and Rider Charges.

Fee Table
The following tables describe the fees and expenses that a policy owner will pay when buying, owning, and surrendering or taking partial surrenders from the policy. Please refer to the Policy Data Pages of your policy for information about the specific fees you will pay based on the options you have elected.
The first table describes the fees and expenses that a policy owner will pay at the time the policy owner pays Premium into the policy, surrenders or takes partial surrenders from the policy, or transfers Cash Value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Sales Load	Upon making a Premium payment	Maximum: $25 from each $1,000 of Premium	Currently: $25 from each $1,000 of Premium
Premium Taxes	Upon making a Premium payment	$35 from each $1,000 of Premium
Illustration Charge[1]	Upon requesting an illustration	Maximum: $25	Currently: $0
Partial Surrender Fee	Upon a partial surrender	Maximum: lesser of $25 or 2% of the amount surrendered from the policy's Cash Value	Currently: $0
Surrender Charge†	Upon surrender, policy Lapse, and Base Policy Specified Amount decreases	Maximum: $19,298 from the policy’s available Cash Value	Minimum: $357 from the policy’s available Cash Value
Representative: an Issue Age 35 male non-tobacco preferred with a Base Policy Specified Amount and Total Specified Amount of $250,000, Death Benefit Option 1, and a complete surrender of the policy in the first year.	Upon surrender, policy Lapse, and Base Policy Specified Amount decreases	$1,704 from the policy’s available Cash Value
†	This charge will vary based upon the individual characteristics of the Insured. Representative charges shown in the table may not be representative of the charge that a particular policy owner will pay. Policy owners can request an illustration of specific costs and/or see the Policy Data Pages for information about specific charges of the policy.
[1]	The policy owner will be expected to pay the Illustration Charge by check or money order at the time of the request. This charge will not be deducted from Cash Value.
The next table describes the fees and expenses that a policy owner will pay periodically while the policy is In Force, not including mutual fund operating expenses.
Periodic Charges Other than Annual Underlying Mutual Fund Expenses
Base Contract Charges
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance Charge†	Monthly	Maximum: $83.33 per $1,000 of Net Amount At Risk	Minimum: $0.05 per $1,000 of Net Amount At Risk

Base Contract Charges
Representative: an Issue Age 35, in the first policy year, male; non-tobacco preferred; Base Policy Specified Amount and Total Specified Amount of $250,000; and Death Benefit Option 1	Monthly	$0.11 per $1,000 of Net Amount At Risk
Flat Extra Charge[1]	Monthly	Maximum: $2.08 per $1,000 of Net Amount At Risk for each Flat Extra assessed
Mortality and Expense Risk Charge[2]	Daily	Maximum: an annualized rate of $8.00 per $1,000 of Cash Value allocated to the Sub-Accounts
Administrative Charge	Monthly	Maximum: $25.00 per policy	Currently: $12.50 per policy
Increase Charge[4]	Monthly	Maximum: $0.17 per $1,000 of Base Policy Specified Amount increase
Policy Loan Interest Charge	Annually and at the time of certain events and transactions	Maximum: $60 per $1,000 of Indebtedness	Currently: $60 per $1,000 of Indebtedness
Optional Benefit Charges
Charge	When Charge is Deducted	Amount Deducted
Accidental Death Benefit Rider Charge†	Monthly	Maximum: $0.75 per $1,000 of Accidental Death Benefit	Minimum: $0.05 per $1,000 of Accidental Death Benefit
Representative: an Attained Age 35 male non-tobacco preferred with an Accidental Death Benefit of $100,000	Monthly	$0.06 per $1,000 of Accidental Death Benefit
Base Insured Term Rider Charge†	Monthly	Maximum: $83.33 per $1,000 of additional protection	Minimum: $0.02 per $1,000 of additional protection
Representative – an age 35, in the first policy year, male; non-tobacco preferred; Base Policy Specified Amount $250,000; and Additional Death Benefit $250,000	Monthly	Representative: $0.03 per $1,000 of additional protection
Children's Term Insurance Rider Charge	Monthly	Maximum: $0.43 per $1,000 of Children’s Term Insurance Rider Specified Amount	Currently: $0.43 per $1,000 of Children’s Term Insurance Rider Specified Amount
Guaranteed Minimum Death Benefit Rider Charge†	Monthly	Maximum: $0.01 per $1,000 of Guaranteed Minimum Death Benefit Rider Specified Amount

Optional Benefit Charges
Spouse Life Insurance Rider Charge†	Monthly	Maximum: $10.23 per $1,000 of Spouse Life Insurance Rider Specified Amount	Minimum: $0.10 per $1,000 of Spouse Life Insurance Rider Specified Amount
Representative Spouse: an Attained Age 35 female non- tobacco with a Spouse Life Insurance Rider Specified Amount of $100,000	Monthly	$0.15 per $1,000 of Spouse Life Insurance Rider Specified Amount
Waiver of Monthly Deductions Rider Charge†	Monthly	Maximum: $855 per $1,000 of Waiver of Monthly Deduction Benefit	Minimum: $85 per $1,000 of Waiver of Monthly Deduction Benefit
Representative: an Attained Age 35 male non-tobacco preferred with a Total Specified Amount of $250,000 and Death Benefit Option 1	Monthly	$85 per $1,000 of Deduction Waiver Benefit
†	This charge will vary based upon the individual characteristics of the Insured. Representative charges shown in the table may not be representative of the charge that a particular policy owner will pay. Policy owners can request an illustration of specific costs and/or see the Policy Data Pages for information about specific charges of the policy.
[1]	The Flat Extra Charge is only applicable if certain factors result in an Insured having a Substandard Rating, see Cost of Insurance Charge. An Insured with more than one Substandard Rating may be assessed more than one Flat Extra Charge.
[2]	After the ninth policy year, the Mortality and Expense Risk Charge continues to be $8.00 per $1,000 of variable Cash Value on the first $25,000 of Cash Value, but only $5.00 per $1,000 on additional variable Cash Value. For policies issued in New York, the charge is reduced regardless of the Cash Value.
[3]	After the first policy year, the monthly maximum amount is $7.50, and the monthly current amount is $5.
[4]	The Increase Charge will be deducted upon a request to increase the Base Policy Specified Amount and on a monthly basis for 12 months after the increase.
The next table shows the minimum and maximum total operating expenses charged by the underlying mutual funds that a policy owner may periodically pay while the policy is In Force. A complete list of the underlying mutual funds available under the policy, including their annual expenses, may be found at the back of this document in Appendix A: Underlying Mutual Funds Available Under the Policy.
Annual Underlying Mutual Fund Expenses
	Minimum	Maximum
(Expenses that are deducted from underlying mutual fund assets, including management fees, distribution (12b-1) fees, and other expenses, as a percentage of average underlying mutual fund assets.)	0.11%	2.07%
Principal Risks
Variable universal life insurance is not suitable as an investment vehicle for short-term savings. It is designed for long-term financial planning. Policy owners accessing the Cash Value in the early policy years could incur potentially substantial surrender charges. The Cash Value, and the Death Benefit to the extent the Death Benefit includes or is based on the policy's Cash Value, will be dependent upon the investment performance of the policy owner's investment allocations and the fees, expenses and charges paid over the life of the policy. A policy owner may not earn sufficient returns from the investment options offered by Nationwide in the policy and selected by the policy owner to pay a policy’s periodic charges so that additional premium payments may be required over the life of the policy to prevent it from lapsing. Policy guarantees that exceed the value in the Variable Account, including payment of the Death Benefit, are subject to Nationwide's claims paying ability. If Nationwide experiences financial distress, it may not be able to meet its obligations.

Unfavorable Sub-Account Investment Experience
The Sub-Accounts may generate unfavorable Investment Experience. Unfavorable Investment Experience and the deduction of policy and Sub-Account charges may lower the policy’s Cash Value potentially resulting in a Lapse of insurance coverage, even if all Premium is paid as planned.
Note: A customized projection of policy values (a "policy illustration") is available from your financial professional at the time of application and after the policy is issued. The policy owner selects the Premium amount and frequency shown in the policy illustration to show Nationwide how much Premium the policy owner intends to pay and when. The policy owner also selects assumed Investment Experience. Illustrated Premium and assumed Investment Experience are not guaranteed. Investment Experience varies over time, is rarely the same year-over-year, and may be negative. Because the policy is a variable universal life insurance policy with the potential for unfavorable Investment Experience, including extended periods of significant stock market decline, additional Premium may be required to meet a policy owner's goals and/or to prevent the policy from Lapsing even if all Premium is paid as planned. Generally, variable universal life insurance is considered a long-term investment. Policy owners should weigh the investment risk and costs associated with the policy against their objectives, time horizon, risk tolerance, and ability to pay additional Premium if necessary.
Risk of Policy Lapse
Cash Surrender Value can be reduced by unfavorable Investment Experience, policy loans, partial surrenders and the deduction of policy charges. Underlying mutual fund fees are factored into the NAV used to calculate the Accumulation Unit Value of each Sub-Account and may also reduce Cash Surrender Value, see Mutual Fund Operating Expenses. Whenever Cash Surrender Value is insufficient to cover the policy’s charges, the policy is at risk of Lapse; the policy could terminate without value and insurance coverage would cease. Lapse may also have adverse income tax consequences if the policy has outstanding Indebtedness.
Risk of Increase in Current Fees and Charges
Subject to the guaranteed maximum rates stated in the Policy Data Pages, Nationwide may change policy and/or Rider charges and rates under the policy any time there is a change in Nationwide's future expectations related to items such as company investment earnings, mortality experience, persistency experience, expenses (including reinsurance expenses) and taxes. Nationwide will provide advance notice of any increase in policy and/or Rider charges.
If a change in the charges or rates causes an increase to the policy and/or Rider charges, the policy's Cash Value could decrease. If a change in the charges or rates causes a decrease to the policy and/or Rider charges, the policy's Cash Value could increase. Policy and Rider charges will not exceed the maximum charges shown in the fee tables, see Fee Table and Standard Policy Charges.
Limitation of Access To Cash Value
A policy owner can access Cash Value through loans, full surrender, and partial surrenders, subject to limitations and any applicable processing fees and surrender charges. Limitations include the amount and frequency of the loan or partial surrender, see Policy Loans and Surrenders. Partial surrenders will reduce the Base Policy Specified Amount as well as other policy benefits, and policy loans may increase the risk of Lapse.
Fixed Account Transfer Restrictions and Limitations
In addition to the Sub-Accounts available under the policy, Net Premium can be allocated to the Fixed Account. Before the policy's Maturity Date, the policy owner may make transfers involving the Fixed Account without penalty or adjustment, subject to transfer restrictions. These transfers will be in dollars and Nationwide may limit the frequency and dollar amount of transfers involving the Fixed Account. See Fixed Account Transfers for details about restrictions that apply to transfers to and from the Fixed Account.
Sub-Account Transfer Limitations
Frequent transfers among the Sub-Accounts may dilute the value of Accumulation Units, cause the underlying mutual funds to incur higher transaction costs, and interfere with the underlying mutual funds’ ability to pursue their stated investment objectives. This could result in less favorable Investment Experience and a lower Cash Value. Nationwide has instituted procedures to minimize disruptive transfers. While Nationwide expects these procedures to reduce the adverse effect of disruptive transfers, it cannot ensure that it has eliminated these risks.

Sub-Account Investment Risk
A comprehensive discussion of the risks of each underlying mutual fund may be found in the mutual fund’s prospectus. Read each mutual fund's prospectus before investing. Free copies of each mutual fund's prospectus may be obtained by contacting the Service Center, see Contacting the Service Center.
Adverse Tax Consequences
Existing federal tax laws that benefit this policy may change at any time. These changes could alter the favorable federal income tax treatment the policy enjoys, such as the deferral of taxation on the gains in the policy's Cash Value and the exclusion of the Death Benefit Proceeds from the taxable income of the policy's beneficiary. Partial and full surrenders from the policy may be subject to taxes. The income tax treatment of the surrender of Cash Value is different in the event the policy is treated as a modified endowment contract under the Code. Generally, tax treatment of modified endowment contracts is less favorable when compared to a life insurance policy that is not a modified endowment contract. For example, distributions and loans from modified endowment contracts may currently be taxed as ordinary income and not a return of investment, see Taxes.
The proceeds of a life insurance policy are includible in the gross estate of the Insured for federal income tax purposes if either (a) the proceeds are payable to the executor of the estate of the Insured, or (b) the Insured, at any time within three years prior to his or her death, possessed any incident of ownership in the policy. For this purpose, the Treasury Regulations provide that the term "incident of ownership" is to be construed very broadly, and includes any right that the Insured may have with respect to the economic benefits in the policy. Consult a qualified tax advisor on all tax matters involving the policy described herein.
State Variations
Due to variations in state law, many features of the policy described in this prospectus may be different or may not be available at all depending on the state in which the policy is issued.
Possible variations include, but are not limited to, Rider terms and availability, availability of certain investment options, duration of the right to cancel period, policy exchange rights, policy Lapse and/or reinstatement requirements, and the duration of suicide and incontestability periods. Variations due to state law are subject to change without notice at any time. This prospectus describes all the material features of the policy. To review a copy of the policy and any Riders or endorsements for the state in which the policy will be issued, the policy owner can contact the Service Center, see Contacting the Service Center.
Cybersecurity
Nationwide’ s businesses are highly dependent upon its computer systems and those of its business partners. This makes Nationwide potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include direct risks, such as theft, misuse, corruption and destruction of data maintained by Nationwide, and indirect risks, such as denial of service attacks on service provider websites and other operational disruptions that impede Nationwide’s ability to electronically interact with service providers. Cyber-attacks affecting Nationwide, the underlying mutual funds, intermediaries, and other service providers may adversely affect Nationwide and policy values. In connection with any such cyber-attacks, Nationwide and/or its service providers and intermediaries may be subject to regulatory fines and financial losses and/or reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying mutual funds invest, which may cause the underlying mutual funds to lose value. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict (such as Russia’s invasion of Ukraine and the resulting response by the United States and other countries). Although Nationwide undertakes substantial efforts to protect its computer systems from cyber-attacks, including internal processes and technological defenses that are preventative or detective, and other controls designed to provide multiple layers of security assurance, there can be no guarantee that Nationwide, its service providers, or the underlying mutual funds will avoid losses affecting the policy due to cyber-attacks or information security breaches in the future.
In the event that policy values are adversely affected as a result of the failure of Nationwide’s cybersecurity controls, Nationwide will take reasonable steps to restore policy values to the levels that they would have been had the cyber-attack not occurred. Nationwide will not, however, be responsible for any adverse impact to policy values that result from the policy owner or its designee’s negligent acts or failure to use reasonably appropriate safeguards to protect against cyber-attacks.

Business Continuity Risks
Nationwide is exposed to risks related to natural and man-made disasters, such as storms, fires, earthquakes, public health crises, geopolitical disputes, military actions, and terrorist acts, which could adversely affect Nationwide’s ability to administer the policy. Natural and man-made disasters may require a significant contingent of Nationwide’s employees to work from remote locations. During these periods, Nationwide could experience decreased productivity, and a significant number of Nationwide’s workforce or certain key personnel may be unable to fulfill their duties if Nationwide’s data or systems are disabled or destroyed. In addition, an extended period of remote work arrangements could introduce operational risk and impair Nationwide’s ability to administer the policy.
Nationwide outsources certain critical business functions to third parties and, in the event of a natural or man-made disaster, relies upon the successful implementation and execution of the business continuity planning of such entities. While Nationwide closely monitors the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond Nationwide’s control. If one or more of the third parties to whom Nationwide outsources such critical business functions experience operational failures, Nationwide’s ability to administer the policy could be impaired.
COVID-19 Risk
In March 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, which has resulted in operational disruptions, as well as market volatility and general economic uncertainty. While Nationwide has implemented risk management and contingency plans and taken preventative measures and other precautions so it can continue to provide products and services to its customers, even as many of its employees and the employees of its service providers continue to work remotely, it is not currently possible to accurately estimate the full impact that the COVID-19 pandemic will have on Nationwide’s businesses as Nationwide continues to be subject to certain risks that could negatively impact its operations.
Significant market volatility and negative investment returns in the market resulting from the COVID-19 pandemic could have a negative impact on returns of the underlying mutual funds in which the Variable Account invests. Additionally, the COVID-19 pandemic has at times resulted in negative economic conditions, changes in consumer behavior, economic shutdowns, state and federal legislation intended to ease the impact of the COVID-19 pandemic on consumers and voluntary hardship assistance that Nationwide provides to its customers. These factors, among other factors related to COVID-19, could affect the amount of sales and profitability of Nationwide’s businesses and could have a negative impact on its financial condition and operations.
While Nationwide is confident in its ability to manage the financial risks related to COVID-19, the extent and duration or the risks related to the COVID-19 pandemic cannot be fully known. It is possible these risks could impact Nationwide’s financial strength and claims-paying ability. There are many factors beyond Nationwide’s control that cannot be mitigated or foreseen that could have a negative impact on Nationwide and the operation of the policy. Nationwide continues to monitor the economic situation and assess its impact on its business operations closely.
Nationwide Life Insurance Company
The policy is issued by Nationwide, with its home office at One Nationwide Plaza, Columbus, Ohio 43215.
Nationwide VLI Separate Account-2
Organization, Registration, and Operation
Nationwide VLI Separate Account-2 is a separate account established under Ohio law. Nationwide owns the assets in this account and is obligated to pay all benefits under the policies. Nationwide may use the separate account to support other variable life insurance policies that it issues. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and qualifies as a "separate account" within the meaning of federal securities laws. For purposes of federal securities laws, the separate account is, and will remain, fully funded at all times. This registration does not involve the SEC's supervision of the separate account's management or investment practices or policies.
The separate account is divided into Sub-Accounts that invest in shares of the underlying mutual funds. Nationwide buys and sells the mutual fund shares at their respective NAV. Any dividends and distributions from a mutual fund are reinvested at NAV in shares of that mutual fund.

Income, gains, and losses, whether or not realized, from the assets in the separate account will be credited to, or charged against, the separate account without regard to Nationwide's other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Sub-Account reflect the Sub-Account's own Investment Experience and not the investment experience of Nationwide's other assets. The separate account's assets are held separately from Nationwide’s other assets and are not part of Nationwide’s general account. Nationwide may not use the separate account's assets to pay any of its liabilities other than those arising from the policies or other policies supported by the Variable Account. Nationwide will hold assets in the separate account equal to its liabilities. The separate account may include other Sub-Accounts that are not available under the policies, and are not discussed in this prospectus.
Nationwide does not guarantee any money placed in this separate account. The value of each Sub-Account will increase or decrease, depending on the Investment Experience of the corresponding mutual fund. A policy owner could lose some or all of their money.
Addition, Deletion, or Substitution of Mutual Funds
Where permitted by applicable law, Nationwide reserves the right to:
•	remove, close, combine, or add Sub-Accounts and make new Sub-Accounts available;
•	substitute shares of another mutual fund, which may have different fees and expenses, for shares of an existing mutual fund;
•	transfer assets supporting the policies from one Sub-Account to another, or from one separate account to another;
•	combine the separate account with other separate accounts, and/or create new separate accounts;
•	deregister the separate account under the 1940 Act, or operate the separate account or any Sub-Account as a management investment company under the 1940 Act or as any other form permitted by law; and
•	modify the policy provisions to reflect changes in the Sub-Accounts and the separate account to comply with applicable law.
Nationwide reserves the right to make other structural and operational changes affecting this separate account.
Nationwide will provide notice of any of the changes above. Also, to the extent required by law, Nationwide will obtain the required orders, approvals, and/or regulatory clearance from the appropriate government agencies (such as the various insurance regulators or the SEC). Also, to the extent required by state law, Nationwide will accept an irrevocable election from the policy owner to transfer 100% of the policy's Cash Value to the Fixed Account if received within 60 days after the date the policy owner received notification of a material change in the investment policy of the separate account.
Substitution of Securities
Nationwide may substitute, eliminate, or combine shares of another underlying mutual fund for shares already purchased or to be purchased in the future if either of the following occurs:
(1)	shares of a current underlying mutual fund are no longer available for investment; or
(2)	further investment in an underlying mutual fund is inappropriate.
Nationwide will not substitute shares of any underlying mutual fund in which the Sub-Accounts invest without any necessary prior approval of the appropriate state and/or federal regulatory authorities. All affected policy owners will be notified in writing by U.S. mail, or any other means permitted by law, in the event there is a substitution, elimination, or combination of shares.
The substitute mutual fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Premium, or both. Nationwide may close Sub-Accounts to allocations of Premiums or policy value, or both, at any time in its sole discretion. The mutual funds, which sell their shares to the Sub-Accounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Sub-Accounts.
Deregistration of the Separate Account
Nationwide may deregister Nationwide VLI Separate Account-2 under the 1940 Act in the event the separate account meets an exemption from registration under the 1940 Act, if there are no outstanding policies supported by the separate account or for any other purpose approved by the SEC.

All policy owners will be notified in the event Nationwide deregisters Nationwide VLI Separate Account-2.
Voting Rights
Although the separate account owns the mutual fund shares, policy owners are the beneficial owner of those shares. When a matter involving a mutual fund is subject to shareholder vote, unless there is a change in existing law, Nationwide will vote the separate account's shares only as instructed by policy owners.
When a shareholder vote occurs, a policy owner will have the right to instruct Nationwide how to vote. The weight of each vote is based on the number of mutual fund shares that corresponds to the amount of Cash Value a policy has allocated to that mutual fund's Sub-Account (as of a date set by the mutual fund). Nationwide will vote shares for which no instructions are received in the same proportion as those that are received. What this means is that when only a small number of policy owners vote, each vote has a greater impact on, and may control the outcome of the vote.
Material Conflicts
The underlying mutual funds may be offered through separate accounts of other insurance companies, as well as through other separate accounts of Nationwide. Nationwide does not anticipate any disadvantages to this. However, it is possible that a conflict may arise between the interests of the Variable Account and one or more of the other separate accounts in which these underlying mutual funds participate.
Material conflicts may occur due to a change in law affecting the operations of variable life insurance policies and variable annuity contracts, or differences in the voting instructions of the policy owners and those of other companies. If a material conflict occurs, Nationwide will take whatever steps are necessary to protect policy owners and variable annuity payees, including withdrawal of the separate account from participation in the underlying mutual fund(s) involved in the conflict.
Policy Investment Options
Policy owners designate how Net Premium payments are allocated among the Sub-Accounts and/or the Fixed Account. Allocation instructions must be in whole percentages and the sum of the allocations must equal 100%.
Fixed Account
Nationwide's obligations under the Fixed Account are backed by assets of its general account. The general account contains all of Nationwide's assets other than those in this and other Nationwide separate accounts and is used to support Nationwide's annuity and insurance obligations.
Subject to applicable law, Nationwide has sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Nationwide bears the full investment risk for all amounts allocated to the Fixed Account.
Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been and will not be registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts. Nationwide has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account, however, is subject to certain generally-applicable provisions of the federal securities laws relating to accuracy and completeness of statements made in prospectuses.
Minimum Guaranteed Interest Rate
Nationwide guarantees that Cash Value allocated to the Fixed Account will accrue interest daily at an effective annual rate that Nationwide determines without regard to the actual investment experience of the general account. Interest crediting rates are set at the beginning of each calendar quarter but are subject to change at any time. Nationwide will credit any interest in excess of the guaranteed interest crediting rate at its sole discretion. Nationwide may not credit any interest in excess of the guaranteed interest crediting rate and different rates may apply to different Premium allocations or exchanges.
Currently, the Fixed Account is the only fixed investment option available under the policy. In the future, Nationwide may offer one or more additional fixed accounts with characteristics that differ from those of the current option, but is under no obligation to do so. The effective annual rate Nationwide declares for the Fixed Account will never be less than 4%.

Interest Crediting Risks and Lapse
The policy owner assumes the risk that the actual credited interest rate may not exceed the guaranteed interest crediting rate. Premiums applied to the policy at different times may receive different interest crediting rates. The interest crediting rate may also vary for new Premium versus Sub-Account transfers. Interest credited to the Fixed Account may be insufficient to pay the policy's charges. Additional Premium payments may be required over the life of the policy to prevent it from Lapsing.
Nationwide’s Claims-Paying Ability
Guaranteed benefits or interest crediting associated with the Fixed Account is a general account obligation of Nationwide. Therefore, any guaranteed benefit, interest crediting, and the policy owner's right to receive payment, is subject to Nationwide’s claims-paying ability and may be subordinate to other claims on the general account in the event Nationwide becomes insolvent.
Restrictions on Transfers to and from the Fixed Account
Prior to the policy's Maturity Date, the policy owner may make transfers involving the Fixed Account. These transfers will be in dollars. Nationwide may impose limits on the dollar amount, percentage of Cash Value, number, and/or frequency of transfers involving the Fixed Account, see Fixed Account Transfers for details about restrictions that apply to transfers to and from the Fixed Account.
Variable Investment Options
The variable investment options available under the policy are Sub-Accounts that invest in underlying mutual funds that are registered with the SEC. The mutual funds' registration with the SEC does not involve the SEC's supervision of the management or investment practices or policies of the mutual funds. The mutual funds are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies.
Each Sub-Account's assets are held separately from the assets of the other Sub-Accounts. The result is that each Sub-Account operates independently of the other Sub-Accounts so the income or losses of one Sub-Account will not affect the Investment Experience of any other Sub-Account.
Information about each underlying mutual fund, including its name, type, adviser and subadviser (if applicable), current expenses, and performance, is available in Appendix A: Underlying Mutual Funds Available Under the Policy. Each underlying mutual fund issues its own prospectus that contains more detailed information about the underlying mutual fund. For more information on an underlying mutual fund, refer to the prospectus for the mutual fund. To obtain free copies of prospectuses for the underlying mutual funds, policy owners can contact Nationwide using any of the methods described in Contacting the Service Center.
Underlying mutual funds in the separate account are NOT publicly available mutual funds. They are only available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies, or in some cases, through participation in certain qualified pension or retirement plans.
The investment advisors of the underlying mutual funds may manage publicly available mutual funds with similar names and investment objectives. However, the underlying mutual funds are NOT directly related to any publicly available mutual fund. Policy owners should not compare the performance of a publicly available mutual fund with the performance of underlying mutual funds participating in the separate account. The performance of the underlying mutual funds could differ substantially from that of any publicly available mutual funds.
The particular underlying mutual funds available under the policy may change from time to time, see Information on Underlying Mutual Fund Service Fee Payments. Specifically, underlying mutual funds or underlying mutual fund share classes that are currently available may be removed or closed off to future investment. New underlying mutual funds or new share classes of currently available underlying mutual funds may be added. In the case of new share class additions, future allocations may be limited to the new share classes. The policy owner will receive notice of any such changes that effect the policy.
In the future, additional underlying mutual funds managed by certain financial institutions, brokerage firms, or their affiliates may be added to the separate account. These additional underlying mutual funds may be offered exclusively to purchasing customers of the particular financial institution or brokerage firm, or through other exclusive distribution arrangements.

Valuation of Accumulation Units
Nationwide accounts for the value of a policy owner's interest in the Sub-Accounts by using Accumulation Units. The value of each Accumulation Unit varies daily based on the Investment Experience of the underlying mutual fund in which the Sub-Account invests. Nationwide uses each underlying mutual fund's Net Asset Value (NAV) to calculate the daily Accumulation Unit value for the corresponding Sub-Account. Note, however, that the Accumulation Unit value will not equal the underlying mutual fund's NAV. This daily Accumulation Unit valuation process is referred to as "pricing" the Accumulation Units, see How Sub-Account Investment Experience is Determined.
Accumulation Units are priced as of the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. EST, on each day that the NYSE is open. Nationwide will price Accumulation Units on each day that the NYSE is open for business. Any transactions received after the close of the NYSE will be priced as of the next Valuation Period. Nationwide will not price Accumulation Units on these recognized holidays (or on the dates that such holidays are observed by the New York Stock Exchange):
•	New Year's Day
•	Martin Luther King, Jr. Day
•	Presidents' Day
•	Good Friday
•	Memorial Day
•	Juneteenth National Independence Day
•	Independence Day
•	Labor Day
•	Thanksgiving
•	Christmas
In addition, Nationwide will not price Accumulation Units if:
(1)	trading on the NYSE is restricted;
(2)	an emergency exists making disposal or valuation of securities held in the separate account impracticable; or
(3)	the SEC, by order, permits a suspension or postponement for the protection of security holders.
SEC rules and regulations govern when the conditions described in items (1) and (2) exist.
How Sub-Account Investment Experience is Determined
Sub-Account allocations are accounted for in Accumulation Units. A policy owner's interest in the Sub-Accounts is represented by the number of Accumulation Units owned by the policy owner. The number of Accumulation Units associated with a given Sub-Account allocation is determined by dividing the dollar amount allocated to the Sub-Account by the Accumulation Unit value for the Sub-Account. The number of Sub-Account Accumulation Units owned by a policy owner will not change except when Accumulation Units are redeemed to process a requested surrender, transfer, loan, or to take policy charges, or when additional Accumulation Units are purchased with Premium and loan repayments.
Initially, Nationwide sets the Accumulation Unit value at $10 for each Sub-Account. Thereafter, the daily value of Accumulation Units in a Sub-Account will vary depending on the Investment Experience of the underlying mutual fund in which the Sub-Account invests. Nationwide accounts for these performance fluctuations by using a "net investment factor," as described below, in the daily Sub-Account valuation calculations. Changes in the net investment factor may not be directly proportional to changes in the NAV of the mutual fund shares.
Nationwide determines the net investment factor for each Sub-Account on each Valuation Period by dividing (a) by (b) and then subtracting (c) where:
(a)	is the sum of:
•	the NAV per share of the mutual fund held in the Sub-Account as of the end of the current Valuation Period; and
•	the per share amount of any dividend or income distributions made by the mutual fund held in the Sub-Account (if the date of the dividend or income distribution occurs during the current Valuation Period); plus or minus
•	a per share charge or credit for any taxes reserved for as a result of the Sub-Account's investment operations if changes to the law result in a modification to the tax treatment of the separate account; and
(b)	is the NAV per share of the mutual fund held in the Sub-Account determined as of the end of the immediately preceding Valuation Period; and

(c)	is a factor representing the daily mortality and expense risk charge.
Nationwide determines the Sub-Account’s Accumulation Unit value at the end of each Valuation Period. The Accumulation Unit value for any Valuation Period is determined by multiplying the Accumulation Unit value as of the prior Valuation Period by the net investment factor for the Sub-Account for the current Valuation Period.
Transfers Among and Between the Policy Investment Options
Sub-Account Transfers
Policy owners may request transfers to or from the Sub-Accounts once per Valuation Period, subject to the terms and conditions described in this prospectus and the prospectuses of the underlying mutual funds. Transfers will be implemented by redeeming Accumulation Units from the Sub-Account(s) indicated by the policy owner and using the redemption proceeds to purchase Accumulation Units in another Sub-Account(s) as directed by the policy owner. The net result is that the policy owner's Cash Value will not change (except due to standard market fluctuations), but the number and allocation of Accumulation Units within the policy will change.
Neither the policies nor the mutual funds are designed to support active trading strategies that require frequent movement between or among Sub-Accounts (sometimes referred to as "market-timing" or "short-term trading"). A policy owner who intends to use an active trading strategy should consult his/her financial professional and request information on other Nationwide policies that offer mutual funds that are designed specifically to support active trading strategies.
Nationwide discourages (and will take action to deter) short-term trading in this policy because the frequent movement between or among Sub-Accounts may negatively impact other investors in the policy. Short-term trading can result in:
•	the dilution of the value of the investors' interests in the mutual fund;
•	mutual fund managers taking actions that negatively impact performance (i.e., keeping a larger portion of the mutual fund assets in cash or liquidating investments prematurely in order to support redemption requests); and/or
•	increased administrative costs due to frequent purchases and redemptions.
To protect investors in this policy from the negative impact of these practices, Nationwide has implemented, or reserves the right to implement, several processes and/or restrictions aimed at eliminating the negative impact of active trading strategies. Nationwide cannot guarantee that attempts to deter active trading strategies will be successful.
If Nationwide is unable to deter active trading strategies, the performance of the Sub-Accounts that are actively traded may be adversely impacted. Policy owners remaining in the affected Sub-Account will bear any resulting increased costs.
Short-Term Trading Fees
Some underlying mutual funds assess a short-term trading fee in connection with transfers from a Sub-Account that occur within 60 days after the date of the allocation to the Sub-Account. The fee is assessed against the amount transferred and is paid to the underlying mutual fund. These fees compensate the mutual fund for any negative impact on fund performance resulting from short-term trading. Some underlying mutual funds may refer to short-term trading fees as "redemption fees." If a short-term trading fee is assessed, the policy owner will receive a confirmation notice.
Currently, none of the underlying mutual funds assess a short-term trading fee.
U.S. Mail Restrictions
Nationwide monitors transfer activity in order to identify those who may be engaged in harmful trading practices. Transaction reports are produced and examined. Generally, a policy may appear on these reports if the policy owner (or a third party acting on their behalf) engages in a certain number of "transfer events" in a given period. A "transfer event" is any transfer, or combination of transfers, occurring in a given Valuation Period. For example, if a policy owner executes multiple transfers involving 10 Sub-Accounts in one Valuation Period, this counts as one transfer event. A single transfer occurring in a given Valuation Period that involves only two Sub-Accounts (or one Sub-Account if the transfer is made to or from a fixed investment option) will also count as one transfer event.

As a result of this monitoring process, Nationwide may restrict the form in which transfer requests will be accepted. In general, Nationwide will adhere to the following guidelines:
Trading Behavior	Nationwide's Response
Six or more transfer events within one calendar quarter	Nationwide will mail a letter to the policy owner notifying them that:
(1) they have been identified as engaging in harmful trading practices; and
(2) if their transfer events total 11 within two consecutive calendar quarters or 20 within one calendar year, the policy owner will be limited to submitting transfer requests via U.S. mail.

11 transfer events within two consecutive calendar quarters OR 20 transfer events within one calendar year	Nationwide will automatically limit the policy owner to submitting transfer requests via U.S. mail.
For purposes of Nationwide's transfer policy, U.S. mail includes standard U.S. mail, expedited U.S. mail, and expedited delivery via private carrier.
For calendar year restrictions, each January 1, Nationwide will start the monitoring anew, so that each policy starts with 0 transfer events each January 1. However, for restrictions on transfer events within two consecutive calendar quarters, Nationwide does not start the monitoring anew on January 1. Instead, Nationwide refreshes the transfer event restriction period at the beginning of each calendar quarter considering only transfers that occur in the current calendar quarter and occurred in the immediately preceding calendar quarter.
Managers of Multiple Policies
Some financial professionals manage the assets of multiple Nationwide policies pursuant to trading authority granted or conveyed by multiple policy owners. These multi-policy financial professionals will be required by Nationwide to submit all transfer requests via U.S. mail.
Other Restrictions
Nationwide reserves the right to refuse or limit transfer requests, or take any other action it deems necessary, in order to protect policy owners and beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices employed by some policy owners (or third parties acting on their behalf). In particular, trading strategies designed to avoid or take advantage of Nationwide's monitoring procedures (and other measures aimed at curbing harmful trading practices) that are nevertheless determined by Nationwide to constitute harmful trading practices, may be restricted.
Any restrictions that Nationwide implements will be applied consistently and uniformly. The policy owner will be notified if a transfer request is rejected.
Underlying Mutual Fund Restrictions and Prohibitions
Pursuant to regulations adopted by the SEC, Nationwide is required to enter into written agreements with the underlying mutual funds which allow the underlying mutual funds to:
(1)	request the taxpayer identification number, international taxpayer identification number, or other government issued identifier of any policy owner;
(2)	request the amounts and dates of any purchase, redemption, transfer, or exchange request ("transaction information"); and
(3)	instruct Nationwide to restrict or prohibit further purchases or exchanges by policy owners that violate policies established by the underlying mutual fund (whose policies may be more restrictive than Nationwide’s policies).
Nationwide is required to provide such transaction information to the underlying mutual funds upon their request. In addition, Nationwide is required to restrict or prohibit further purchases or requests to exchange into an underlying mutual fund upon instruction from the underlying mutual fund. Nationwide and any affected policy owner may not have advance notice of such instructions from an underlying mutual fund to restrict or prohibit further purchases or requests to exchange into an underlying mutual fund. If an underlying mutual fund refuses to accept a purchase or request to exchange into the underlying mutual fund, Nationwide will keep any affected policy owners in their current underlying mutual fund allocation.

Fixed Account Transfers
Prior to the policy's Maturity Date, the policy owner may make transfers involving the Fixed Account. These transfers will be in dollars. Nationwide may impose limits on the dollar amount, percentage of Cash Value, number, and/or frequency of transfers involving the Fixed Account. Contact the Service Center for information regarding restrictions in effect for the Fixed Account at the time of a Premium payment or transfer request, see Contacting the Service Center.
Transfers to and/or from the Fixed Account may be restricted as follows:
•	Transfers to and/or from may be prohibited during the first policy year; and
•	Only one transfer to may be permitted every 12 months.
Transfers to the Fixed Account may be restricted as follows:
•	Transfers to that exceed 25% of the value allocated to the Sub-Accounts (as of the end of the prior Valuation Period) may not be permitted; and
•	Transfers to that would result in the Fixed Account value exceeding 30% of the Cash Value may not be permitted.
Transfers from the Fixed Account may be restricted as follows:
•	Transfers from, of more than 25% of the Fixed Account value in any policy year (as of the end of the previous policy year), may not be permitted.
Amounts transferred to the Fixed Account may be credited interest at different rates, see Fixed Account. Transfers from the Fixed Account will be on a last-in, first-out basis (LIFO). Any restrictions that Nationwide implements will be applied consistently and uniformly.
Contacting the Service Center
All inquiries, paperwork, information requests, service requests, and transaction requests should be made to the Service Center:
•	by Internet at www.nationwide.com
•	by telephone at 1-800-848-6331 (TDD 1-800-238-3035)
•	by mail to Nationwide Life Insurance Company, P.O. Box 182835, Columbus, Ohio 43218-2835
•	by fax at 1-888-677-7393
Nationwide reserves the right to restrict or remove the ability to submit service requests via Internet, phone, or fax upon written notice.
Not all methods of communication are available for all types of requests. To determine which methods are permitted for a particular request, refer to the specific transaction provision in this prospectus, or call the Service Center. Requests submitted by means other than described in this prospectus could be returned or delayed.
Service and transaction requests will generally be processed in the Valuation Period they are received at the Service Center as long as the request is in good order, see Valuation of Accumulation Units. Good order generally means that all necessary information to process the request is complete and in a form acceptable to Nationwide. If a request is not in good order, Nationwide will take reasonable actions to obtain the information necessary to process the request. Requests that are not in good order may be delayed or returned. Nationwide reserves the right to process any transaction request sent to a location other than the Service Center in the Valuation Period it is received at the Service Center. On any day the post office is closed, Nationwide is unable to retrieve service and transaction requests that are submitted by mail. This will result in a delay of the delivery of those requests to the Service Center.
If mandated under applicable law, Nationwide may be required to reject a Premium payment and to refuse to process transaction requests for transfers, surrenders, loans, and/or Death Benefit Proceeds until instructed otherwise by the appropriate regulator. Nationwide may also be required to provide information about a specific policy to government regulators.
Nationwide will use reasonable procedures to confirm that instructions are genuine and Nationwide will not be liable for following instructions that it reasonably determined to be genuine. Nationwide may record telephone requests. Telephone and computer systems may not always be available. Any telephone system or computer can experience outages or slowdowns for a variety of reasons. The outages or slowdowns could prevent or delay processing. Although Nationwide has taken precautions to support heavy use, it is still possible to incur an outage or delay. To avoid technical difficulties, submit transaction requests by mail.
The Policy
General Information
The policy is a legal contract. It will comprise and be evidenced by: a written contract; any Riders; any endorsements; the Policy Data Pages; and the application, including any supplemental application. The benefits described in the policy and this prospectus, including any optional Riders or modifications in coverage, may be subject to Nationwide’s underwriting and approval. In addition to the terms and conditions of the policy, policy owner rights are governed by this prospectus and protected by federal securities laws and regulations. Nationwide will consider the statements made in the application as representations, and will rely on them as being true and complete. However, Nationwide will not void the policy or deny a claim unless a statement is a material misrepresentation. If a policy owner makes an error or misstatement on the application, Nationwide will adjust the Death Benefit, Rider benefits, and Cash Value accordingly.
To determine the adjusted Death Benefit, the Net Amount At Risk at the time of the Insured's death is multiplied by the ratio of the monthly cost of insurance applied at the true age in the policy month of death and the monthly cost of insurance that should have been applied at the true age in the policy month of death. This adjusted amount will be added to reflect the true age to the Cash Value of the policy at the Insured's death. The Cash Value will be adjusted to reflect the cost of insurance charges on the correct age from the Policy Date.
Any modification or waiver of Nationwide’s rights or requirements under the policy must be in writing and signed by Nationwide’s president or corporate secretary. No agent may bind Nationwide by making any promise not contained in the policy.
Nationwide may modify the policy, its operations, or the separate account’s operations to meet the requirements of any law or regulation issued by a government agency to which the policy, Nationwide, or the separate account is subject. Nationwide may modify the policy to assure that it continues to qualify as a life insurance policy under federal tax laws. Nationwide will notify policy owners of all modifications and will make appropriate endorsements to the policy.
The policy is nonparticipating, meaning that Nationwide will not be contributing any operating profits or surplus earnings toward the policy Proceeds.
To the extent permitted by law, policy benefits are not subject to any legal process on the part of a third-party for the payment of any claim, and no right or benefit will be subject to the claims of creditors (except as may be provided by assignment).
It is important to remember that the portion of any amounts allocated to Nationwide’s general account, including any amounts allocated to the Fixed Account, and any guaranteed benefits Nationwide may provide under the policy exceeding the value of amounts held in the separate account are subject to Nationwide’s claims paying ability.
Any money Nationwide pays, or that is paid to Nationwide, must be in the currency of the United States of America.
In order to comply with the USA PATRIOT Act and rules promulgated thereunder, Nationwide has implemented procedures designed to prevent policies described in this prospectus from being used to facilitate money laundering or the financing of terrorist activities.
Policy Owner and Beneficiaries
Policy Owner
The policy belongs to the owner named in the application or as a result of a valid assignment. The policy owner may name a contingent owner who will become the policy owner if the policy owner dies before Proceeds become payable. Otherwise, ownership will pass to the policy owner's estate, if the policy owner is not the Insured.
Policy Owner Rights
The policy owner may exercise all policy rights in accordance with policy terms while the policy is In Force, subject to Nationwide’s approval. These rights include, but are not limited to, the following:

•	changing the policy owner, contingent owner, and beneficiary;
•	assigning, exchanging, and/or converting the policy;
•	requesting transfers, policy loans, and partial surrenders or a complete surrender; and
•	changing insurance coverage such as death benefit option changes, adding or removing Riders, and/or increasing or decreasing the Total Specified Amount.
These rights are explained in greater detail throughout this prospectus.
Subject to Nationwide’s approval, the policy owner may name a different policy owner or contingent owner while the policy is In Force by submitting a written request to the Service Center. Any such change request will become effective as of the date signed, however, it will not affect any payment made or action taken before the change is received and recorded by Nationwide. There may be adverse tax consequences to changing parties of the policy.
Beneficiaries
The principal right of a beneficiary is to receive the Death Benefit Proceeds if the Insured dies while the policy is In Force. While the policy is In Force, a policy owner may name more than one beneficiary, designate primary and contingent beneficiaries, change or add beneficiaries, and/or direct Nationwide to distribute the Proceeds other than as described below.
If a primary beneficiary dies before the Insured dies, Nationwide will pay the Death Benefit Proceeds to the surviving primary beneficiaries. Unless specified otherwise by the policy owner, Nationwide will pay multiple primary beneficiaries in equal shares. A contingent beneficiary will become the primary beneficiary if all primary beneficiaries die before the Insured dies and before any Proceeds become payable. A policy owner may name more than one contingent beneficiary. Unless specified otherwise by the policy owner, Nationwide will also pay multiple contingent beneficiaries in equal shares. If no named beneficiary survives the Insured, the Proceeds will be paid to the policy owner or the policy owner's estate.
Requests to change or add beneficiaries must be submitted in writing to the Service Center. Any such change request will become effective as of the date signed, however, it will not affect any payment made or action taken before the change is received and recorded by Nationwide.
To Purchase
The policy is available for Insureds between the ages of 0 and 80. To purchase the policy, prospective purchasers must submit a completed application and the required initial Premium payment.
Nationwide must receive evidence of insurability that satisfies its underwriting standards (this may require a medical examination) before it will issue a policy. Nationwide can provide prospective purchasers with the details of its underwriting standards upon request. Nationwide reserves the right to reject any application for any reason permitted by law. Additionally, Nationwide reserves the right to modify its underwriting standards on a prospective basis for newly issued policies at any time.
The minimum initial Base Policy Specified Amount in most states is $50,000. Nationwide reserves the right to modify the minimum Base Policy Specified Amount on a prospective basis for newly issued policies at any time.
Coverage
Nationwide will issue the policy only if the underwriting process has been completed, the application is approved, and the proposed Insured is alive and in the same condition of health as described in the application. However, full insurance coverage will take effect only after the minimum initial Premium is paid. Monthly charges are deducted from the policy’s Cash Value beginning on the Policy Date.
Coverage Effective Date
Insurance coverage will begin and be In Force on the Policy Date shown on the Policy Data Page. For a change in the Base Policy Specified Amount and/or Rider Specified Amount, the effective date will be on the next monthly anniversary from the Policy Date after Nationwide approves the request. It will end upon the Insured's death, once the Proceeds are paid or when the policy matures. Coverage will also end if the policy Lapses.

Temporary Insurance Coverage
Temporary Insurance Coverage
Temporary insurance coverage (of an amount equal to the Total Specified Amount, up to $1,000,000) may be available for no charge before full insurance coverage takes effect. Prospective purchasers must submit a temporary insurance agreement and make an initial Premium payment. The amount of this initial Premium payment will depend on the initial Total Specified Amount, choice of death benefit option, and any Riders elected. Temporary insurance coverage will remain In Force for no more than 60 days from the date of the temporary insurance agreement. If full coverage is denied, the temporary insurance coverage will terminate five days from the date Nationwide mails a termination notice (accompanied by a refund equal to the Premium payment made). If full coverage is approved, the temporary insurance coverage will terminate on the date that full insurance coverage takes effect. Allocation of the initial Net Premium will be determined by the right to examine law of the state in which the policy is issued.
Right to Cancel (Examination Right)
Under state law a policy owner may, for a limited time, cancel the policy and receive a refund (commonly referred to as the "right to cancel" period). The length of the right to cancel period depends on state law and may vary depending on whether the policy was purchased to replace another policy. The minimum right to cancel period is 10 days.
In order to cancel the policy during the right to cancel period, a policy owner must submit a written cancellation request and return the policy either to the sales representative or to the Service Center. Nationwide will honor written cancellation requests received in good order by the last day of the right to cancel period (if returned by US mail, the request must be post-marked by the last day of the right to cancel period). If the policy is canceled during the right to cancel period, Nationwide will treat the policy as if it was never issued.
Written cancellation requests received after the close of business on the date the right to cancel period expires will not be canceled free of charge.
Within seven days of receipt of a written cancellation request, Nationwide will refund the amount prescribed by state law. The amount Nationwide refunds will be Cash Value and any charges deducted or, in certain states, the greater of the Premium paid or the policy's Cash Value plus any charges deducted.
Allocation of Net Premium During Right to Cancel Period
Where state law requires the return of initial Premium for cancellations during the right to cancel period, Nationwide will allocate initial Net Premium to the Fixed Account as instructed. Nationwide will allocate initial Net Premium allocated to the Sub-Accounts to the available money market Sub-Account until the right to cancel period expires. At the expiration of the right to cancel period, Nationwide will transfer the amount held in the money market Sub-Account to the requested Sub-Accounts based on the allocation instructions in effect at the time of the transfer.
Where state law requires the return of Cash Value, Nationwide will allocate all of the initial Net Premium to the designated Sub-Accounts and Fixed Account based upon the allocation instructions in effect at the time, on the next Valuation Period.
To Change Coverage
After the first policy year, the policy owner may request to change the Total Specified Amount. To change the Total Specified Amount, the policy owner must submit a written request to the Service Center. Changes to the Total Specified Amount will become effective on the next monthly policy anniversary after Nationwide approves the request unless the policy owner requests and Nationwide approves a different date. However, no change will take effect unless the Cash Surrender Value would be sufficient to keep the policy In Force for at least three months. Nationwide may limit the number of Total Specified Amount changes to one increase and one decrease each policy year. Changes to the Total Specified Amount will typically alter the Death Benefit.
Increases
To increase the Total Specified Amount, the policy owner must provide satisfactory evidence of insurability. The Insured must be Attained Age 80 or younger at the time of the request. Any request to increase the Total Specified Amount must be at least $10,000. An increase in the Total Specified Amount may cause an increase in the Net Amount At Risk. Because the Cost of Insurance Charge is based on the Net Amount At Risk, and because there will be a separate cost of insurance rate for the increase, this will usually cause the policy's Cost of Insurance Charge to increase. An additional

Surrender Charge schedule will also apply whenever the Base Policy Specified Amount is increased. An increase in the Base Policy Specified Amount and/or Rider Specified Amount may cause an increase to the amount of subsequent Premium payments needed to keep the policy from Lapsing, see Lapse.
Decreases
The policy owner may request to decrease the Total Specified Amount. Nationwide applies Total Specified Amount decreases to the most recent Base Policy Specified Amount and/or Rider Specified Amount increase and continues applying the decrease backwards while still maintaining the original Total Specified Amount. Nationwide will deny any request to reduce the Base Policy Specified Amount below the minimum Base Policy Specified Amount shown on the Policy Data Page. Nationwide will also deny any request that would disqualify the policy as a contract for life insurance.
Premium Payments
The policy does not require a scheduled payment of Premium to keep it In Force. The policy will remain in effect as long as the conditions that cause the policy to Lapse do not exist, see Unfavorable Sub-Account Investment Experience. Upon request, we will furnish Premium receipts.
Subsequent Premium payments will be allocated according to the allocation instructions in effect at the time the Premium is received.
Initial Premium
The amount of initial Premium will depend on the initial Total Specified Amount of insurance, the death benefit option, and any Riders elected. Generally, the higher the required initial Total Specified Amount, the higher the initial Premium will be. Similarly, because Death Benefit Option 2 provides for a potentially greater Death Benefit than Death Benefit Option 1, Death Benefit Option 2 may require a higher amount of initial Premium. Also, the age, health, and activities of the Insured will affect Nationwide’s determination of the risk of issuing the policy. In general, the greater this risk, the higher the initial Premium required.
Whether Nationwide will issue full insurance coverage depends on the Insured meeting all underwriting requirements, payment of the initial Premium, and delivery of the policy while the Insured is alive. Nationwide will not delay delivery of the policy to increase the likelihood that the Insured is not still living. Depending on the outcome of the underwriting process, more or less Premium may be necessary to issue the policy. If Nationwide does not issue the policy, the Premium payment will be returned within two business days.
The policy owner may pay the initial Premium to the Service Center or to an authorized representative. The initial Premium payment must be at least $50, equal to the minimum monthly Premium. The initial Premium payment will not be applied to the policy until the underwriting process is complete. Allocation of initial Net Premium will be determined by the right to examine law of the state or territory where the policy is issued, see Right to Cancel (Examination Right).
Subsequent Premiums
The policy owner may make additional Premium payments at any time while the policy is In Force, subject to the following:
•	During the first three policy years, the total Premium payments, less any outstanding Indebtedness, less any partial surrender fee, must be greater than or equal to the minimum Premium requirement in order to guarantee that the policy will remain In Force.
•	After the first three policy years, each Premium payment must be at least equal to the minimum monthly Premium.
•	Nationwide may require satisfactory evidence of insurability before accepting any additional Premium payment that results in an increase in the policy's Net Amount At Risk.
•	Nationwide will refund Premium payments that exceed the applicable premium limit established by the IRS to qualify the policy as a contract for life insurance.
•	Nationwide may require that outstanding Indebtedness be repaid prior to accepting any additional Premium payments, see Lapse.
•	Nationwide will send scheduled Premium payment reminder notices to you according to the Premium payment method shown on the Policy Data Page. Subsequent Premium payments must be sent to the Service Center, see Contacting the Service Center.

Cash Value
Nationwide will determine the Cash Value at least monthly. Cash Value will fluctuate daily and there is no guaranteed Cash Value. At the end of any given Valuation Period, the Cash Value is equal to the sum of:
•	the value of the Accumulation Units allocated to the Sub-Accounts, see Valuation of Accumulation Units;
•	amounts allocated to the Fixed Account, including credited interest; and
•	amounts allocated to the policy loan account (only if a loan was taken), including credited interest, see Policy Loans.
Surrenders and policy charges and deductions will reduce the Cash Value of the policy. If Cash Value is a factor in calculating a benefit associated with the policy, such as the Death Benefit or a benefit associated with an elected Rider, the value of that benefit will also fluctuate, including being reduced due to surrenders and policy charge deductions. If the policy is surrendered or Lapses, the Cash Value will be reduced by the amount of any Indebtedness.
On any date during the policy year, the Cash Value equals the Cash Value on the preceding Valuation Period, plus any Net Premium applied since the previous Valuation Period, minus any policy charges, plus or minus any investment results, and minus any partial surrenders.
Exchanging the Policy
The policy owner has an exchange right under the policy. At any time within the first 24 months of coverage from the Policy Date, the policy owner may surrender this policy and use the Cash Surrender Value to purchase a new permanent fixed life insurance policy on the Insured’s life without evidence of insurability. After the first 24 months of coverage, a policy owner may still surrender the policy and use the Cash Surrender Value to purchase a new permanent fixed life insurance policy on the Insured’s life. However, issuance of the new policy will depend on the Insured providing satisfactory evidence of insurability.
The new policy must be one of Nationwide’s available fixed benefit life insurance policies. The death benefit on the new policy may not be greater than the Death Benefit on this policy immediately prior to the exchange date. The new policy will have the same Total Specified Amount, Policy Date, and issue age. Nationwide will base Premium payments on the rates in effect for the same sex, Attained Age, and underwriting class of the Insured on the exchange date, unless otherwise required by state law. A policy owner may transfer Indebtedness to the new policy.
Exchange requests must be made on Nationwide forms and submitted to the Service Center. The policy must be In Force and not in a Grace Period. The policy owner must pay a surrender charge if applicable and surrender the policy to Nationwide. The policy owner must pay any money due on the exchange (any amount needed to ensure that the Cash Surrender Value of the new policy is the same as the Cash Surrender Value of this policy). The policy owner may request that any excess of the Cash Surrender Value of this policy over the Cash Surrender Value of the new policy be paid to the policy owner. The exchange may have adverse tax consequences. The new policy will take effect on the exchange date only if the Insured is alive. This policy will terminate when the new policy takes effect.
To Terminate (Surrender)
There are several ways that the policy can terminate. The policy will automatically terminate when the Insured dies, the policy reaches the Maturity Date and is not extended (see Proceeds Upon Maturity), or the Grace Period ends. The policy will also terminate if it is fully surrendered.
Terminating the policy may result in adverse tax consequences.
Generally, if the policy has a Cash Surrender Value in excess of the Premiums paid, upon surrender the excess will be included in the policy owner’s income for federal tax purposes, see Taxes. The Cash Surrender Value will be reduced by outstanding Indebtedness, see Policy Loans.
To Assign
The policy owner may assign any or all rights under the policy while it is In Force, subject to Nationwide’s approval. The beneficiary's interest will be subject to the person or entity to which the policy owner assigned rights. Assignments must be in writing on a form satisfactory to Nationwide. Assignments will become effective on the date signed, unless otherwise specified by the policy owner, and are subject to any payments or actions taken by Nationwide before it is received and recorded at the Service Center. Nationwide is not responsible for the sufficiency or validity of any assignment. Assignments will be subject to any Indebtedness, policy liens, garnishments, court orders, and any previous assignments.
Reminders, Reports and Illustrations
Nationwide will send scheduled Premium payment reminders and transaction confirmations to policy owners upon request. Nationwide will also send quarterly and annual statements that show:
•	the Total Specified Amount;
•	Premiums paid;
•	all charges since the last report;
•	the current Cash Value;
•	the Cash Surrender Value; and
•	Indebtedness.
Confirmations of individual financial transactions, such as transfers, partial surrenders, and loans are generated and mailed automatically. Copies may be obtained by contacting the Service Center. Alternatively, policy owners may receive information faster and reduce the amount of mail received by signing up for the eDelivery program. Go to www.nationwide.com/login to change the document delivery preferences.
Nationwide will send these reminders and reports to the address provided on the application unless directed otherwise. At any time after the first policy year, policy owners may ask for an illustration of future benefits and values under the policy, see Illustration Charge.

IMPORTANT NOTICE REGARDING DELIVERY
OF SECURITY HOLDER DOCUMENTS
When multiple copies of the same disclosure document(s), such as prospectuses, supplements, proxy statements and semi-annual and annual reports are required to be mailed to multiple policy owners in the same household, Nationwide will mail only one copy of each document, unless notified otherwise by the policy owner(s). Household delivery will continue for the life of the policies. A policy owner can revoke their consent to household delivery and reinstitute individual delivery by contacting the Service Center. Individual delivery will resume within 30 days after receiving such notification.
Other Benefits Available Under the Policy
In addition to the standard death benefit options available under the policy, other standard or optional benefits may also be available to you. The following table summarizes information about these other benefits. For additional information on the policy’s Riders, see Policy Riders and Rider Charges. Additional information on the fees associated with each benefit is in the Fee Table.
Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Dollar Cost Averaging	Long-term transfer program involving automatic transfer of assets	Standard	• Transfers are only permitted from the Fixed Account and a limited number of Sub-Accounts
• Transfers may not be directed to the Fixed Account
• Transfers from the Fixed Account must be no more than 1/30th of the Fixed Account value at the time the program is elected
• Nationwide may modify, suspend, or discontinue these programs at any time
• Transfers are only made monthly
See Policy Owner Services
Automated Income Monitor	Systematic partial surrender and/or policy loan program to take an income stream of scheduled payments from the Cash Value	Standard	• Only available to policies that are not modified endowment contracts
• Policy owners are responsible for monitoring the policy to prevent Lapse
• Program will terminate upon the occurrence of specified events
• Nationwide may modify, suspend, or discontinue the program at any time
See Policy Owner Services
Accidental Death Benefit Rider	Payment of a benefit in addition to the Death Benefit upon the Insured’s accidental death	Optional	• Subject to eligibility requirements for accidental death • Coverage continues until Insured reaches Attained Age 70
Base Insured Term Rider	Provides for term life insurance on the Insured, in addition to the Death Benefit	Optional	• Benefit amount varies monthly and is based on elected death benefit option
• Subject to annual renewal, and Rider’s term expires at Attained Age 95 continues
• Maturity Date for coverage under the Rider may not be extended
• Rider charge is deducted from policy’s Cash Value, and therefore could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Change of Insured Rider	Allows policy owner to change the Insured	Optional	• Policy owner must be an employer and the Insured an owner or employee
• At the time of the change, the new Insured must have the same business relationship to the policy owner as did the previous Insured
• The new Insured must have been at least 18 on the Policy Date
• The new Insured must satisfy Nationwide’s underwriting requirements and may be required to submit satisfactory evidence of insurability
• The policy must be In Force and not be in a Grace Period when the request is made and at the time of the change (the "change date")
• New two-year suicide and contestability periods will apply to the policy
Children’s Term Insurance Rider	Provides term life insurance on the Insured’s children	Optional	• Insurance coverage for each insured child continues until the earlier: (1) the policy anniversary on or next following the date the Insured’s child turns age 22, or (2) the policy anniversary on which the Insured reaches Attained Age 65
• Provides a conversion right, subject to limitations
Guaranteed Minimum Death Benefit Rider	Prevent the policy from Lapsing	Optional	• Rider only available to be elected at the time of application
• Rider requirements must be met, including the annual Guaranteed Minimum Death Benefit Rider Premium requirement
• New loans or partial withdrawals during the policy year impact the benefit under this Rider and may require additional Premium payments to be made
Spouse Life Insurance Rider	Death benefit payable upon death of the Insured Spouse	Optional	• Insured must be between Attained Age 21 and 59 when the Rider is elected
• Insured Spouse must be between Attained Age 18 and 69 when the Rider is elected
• Provides a conversion right, subject to limitations
Waiver of Monthly Deductions Rider	Waiver of policy charges if the Insured becomes totally disabled	Optional	• Monthly charges will not be waived until the Insured has been disabled for six consecutive months
• Benefit alone may not be sufficient to keep the policy from Lapsing
• Must be elected while the policy is In Force and before the Policy Date on or following the date the Insured reaches age 59
• For disability during the first three years from the Policy Date, the benefit is a credit to the policy to keep the policy In Force, not a waiver of the policy’s monthly deductions
• If disability began before Attained Age 60, the benefit may continue for as along as the disability
• If disability began between Attained Age 60 and 63, the benefit may continue until Attained Age 65
• If the Insured’s total disability begins after Attained Age 63, the benefit may continue for two years

Standard Policy Charges
Deductions for charges are taken from Premium payments and/or the Cash Value, as applicable, to compensate Nationwide for the services and benefits provided, the costs and expenses incurred, and the risks assumed. Certain expenses may be recovered utilizing more than one charge. Nationwide may generate a profit from any of the charges assessed under the policy.
Monthly charges are deducted from Cash Value beginning on the Policy Date. Charges are taken proportionally from the Sub-Accounts and the Fixed Account, except for the Mortality and Expense Risk Charge which is only deducted proportionally from the Sub-Accounts. Charges taken against allocations to the Sub-Accounts are assessed by redeeming Accumulation Units. The number of Accumulation Units redeemed is determined by dividing the dollar amount of the charge by the Accumulation Unit value for the Sub-Account. Nationwide does not deduct policy charges or Rider charges from the Cash Value attributable to the policy loan account. For a complete description of how interest is credited and charged, see Policy Loans.
Policy and Rider charges reflect costs and risks associated with issuing the policy and Rider(s). Certain charges will vary based upon the individual characteristics of the Insured. The Insured is assigned to an underwriting classification based upon his/her age, sex (if not unisex classified), tobacco rate type, health, and any Substandard Ratings. The policy owner can request an illustration of specific costs and/or see the Policy’s Data Pages for information about specific charges of their policy.
Nationwide may change policy and/or Rider charges and rates under the policy at any time, subject to the guaranteed maximum rates stated in the Policy Data Pages. Changes in policy and/or Rider charges and rates vary by changes in future expectations for factors including, but not limited to, Nationwide’s investment earnings, mortality experience, persistency experience, expenses, including reinsurance expenses, and taxes. Changes to policy and/or Rider charges and rates will be on a uniform basis for Insureds of the same Issue Age, sex, rate class, rate type, any Substandard Rating, Base Policy Specified Amount, and Total Specified Amount (if applicable) whose policies have been In Force for the same length of time. If a change in the charges or rates causes an increase to the policy and/or Rider charges, the policy's Cash Value could decrease. If a change in the charges or rates causes a decrease to the policy and/or Rider charges, the policy's Cash Value could increase. Any changes will be determined in accordance with state law. Policy and Rider charges will never exceed the maximum charges shown in the fee tables, see Fee Table.
Premium Load
Premium Load is comprised of the Sales Load and Premium Taxes. It will vary by policy based on the amount of Premium paid. It is deducted from each Premium payment to partially reimburse Nationwide for sales expenses and Premium taxes, and other expenses, including acquisition costs. The Premium Load also provides revenue to compensate Nationwide for assuming risks associated with the policy, and revenue that may be a profit.
Sales Load
The sales load portion of the Premium Load Charge is guaranteed not to exceed $25 per $1,000 of Premium and covers sales expenses. Currently, this charge is equal to $25 per $1,000 of Premium up to the break point Premium, and $5 per $1,000 of Premium in excess of the break point Premium. The break point Premium is shown in the Policy Data Page. Sales load is assessed each time a Premium payment is submitted.
Premium Taxes
Premium Taxes (as part of the Premium Load) are deducted from each Premium payment to reimburse Nationwide for state and local premium taxes (at the estimated rate of 2.25%) and for federal premium taxes (at the estimated rate of 1.25%). The current (and guaranteed maximum) Premium Tax is $35 per $1,000 of Premium. This amount is not the actual amount of the tax liability Nationwide incurs. It is an estimated amount. If the actual tax liability is more or less, Nationwide will not adjust the charge retroactively.
Illustration Charge
Illustration Charges are not deducted from Premium payments or Cash Value; rather they are paid at the time of an illustration request. Nationwide currently waives the Illustration Charge. The charge is intended to compensate Nationwide for the administrative costs of generating illustrations. Nationwide may elect in the future to assess an Illustration Charge. It will not exceed $25 per illustration requested.

Partial Surrender Fee
The policy owner may request a partial surrender after the first year from the Policy Date while the policy is In Force. The charge for a partial surrender compensates Nationwide for the administrative costs in calculating and generating the surrender amount. The maximum fee is the lesser of $25 or 2% of the dollar amount of the partial surrender. However, currently, there is no charge for a partial surrender. The Cash Value available for a partial surrender is subject to any Indebtedness.
Surrender Charge
A surrender charge will apply if the policy is surrendered during the first nine years from the Policy Date, Lapsed, or a decrease in the Base Policy Specified Amount is requested. Surrender charges compensate Nationwide for policy underwriting and sales expenses. The charge will be deducted the policy’s Cash Value. The surrender charge is reduced by any partial surrender charge actually paid on previous decreases in the Base Policy Specified Amount.
The following tables illustrate the maximum initial surrender charge per $1,000 of initial Base Policy Specified Amount for policies which are issued on a standard basis, see Appendix C: Illustrations of Surrender Charges.
Initial Base Policy Specified Amount $50,000-$99,999
Issue Age	Male Non-Tobacco	Female Non-Tobacco	Male Standard	Female Standard
25	$ 7.776	$ 7.521	$ 8.369	$ 7.818
35	$ 8.817	$ 8.398	$ 9.811	$ 8.891
45	$12.191	$11.396	$13.887	$12.169
55	$15.636	$14.011	$18.415	$15.116
65	$22.295	$19.086	$26.577	$20.641
Initial Base Policy Specified Amount $100,000 or More
Issue Age	Male Non-Tobacco	Female Non-Tobacco	Male Standard	Female Standard
25	$ 5.776	$ 5.521	$ 6.369	$ 5.818
35	$ 6.817	$ 6.398	$ 7.811	$ 6.891
45	$ 9.691	$ 8.896	$11.387	$ 9.669
55	$13.136	$11.511	$15.915	$12.616
65	$21.295	$18.086	$25.577	$19.641
Special guaranteed maximum surrender charges apply in Pennsylvania, see Appendix C: Illustrations of Surrender Charges. Ask for an illustration or see the Policy Data Page for more information.
The surrender charge amount decreases over time and Nationwide will deduct the surrender charge based on the following schedule:
Policy year calculated from the Policy Date or effective date of Base Policy Specified Amount increase:	Surrender Charge as a Percentage of Initial Surrender Charge
0	100%
1	100%
2	90%
3	80%
4	70%
5	60%
6	50%
7	40%
8	30%
9 and After	0%
There are two components to the surrender charge: the underwriting component and the sales component. The underwriting component is based upon the Insured’s age when the policy is issued and covers costs associated with underwriting. The sales expense component, which is based on and varies by the Insured’s sex, age when the policy is issued, and underwriting class, covers sales expenses including processing applications, conducting medical exams, determining insurability (and the Insured’s underwriting class), and establishing policy records. Additional information can be found in the Statement of Additional Information which can be requested, free of charge, by contacting the Service Center.
Nationwide will waive the surrender charge if the policy is surrendered in exchange for a plan of permanent fixed life insurance offered by Nationwide, subject to the following:
•	the exchange and waiver may be subject to new, satisfactory evidence of insurability and Nationwide’s underwriting approval; and
•	the Waiver of Monthly Deductions Rider has not been invoked.
Nationwide may impose a new surrender charge on the policy received in the exchange.
Cost of Insurance Charge
A Cost of Insurance Charge is deducted proportionally from Sub-Account and Fixed Account allocations on the Policy Date and on each monthly anniversary of the Policy Date. This charge is intended to cover Nationwide’s expenses associated with providing expected mortality benefits and assuming certain risks associated with the policy, and to cover other expenses, including acquisition costs, and state and federal taxes. Nationwide may also profit from this charge.
The Cost of Insurance Charge is the product of the Net Amount At Risk and the cost of insurance rate. The cost of insurance rate will vary by the Insured's issue age, sex, underwriting classification, any Substandard Ratings, how long the policy has been In Force, and the Base Policy Specified Amount and Total Specified Amount (if applicable). The cost of insurance rates are based on Nationwide’s expectations as to future mortality and expense experience, investment earnings, persistency, and taxes. Current and guaranteed monthly cost of insurance rates established at issue generally increase year over year to reflect expectations that mortality and underwriting risks generally increase as the Insured's Attained Age and the length of time the Policy has been In Force increase.
There will be a separate cost of insurance rate for the initial Base Policy Specified Amount and any Base Policy Specified Amount increase. The cost of insurance rate(s) will never be greater than what is shown on the Policy Data Pages.
Flat Extras and Substandard Ratings
Nationwide may inquire about the occupation and activities of the Insured through the underwriting process. If the activities or occupation of the Insured cause an increased health or accident risk, it may result in the Insured receiving a Substandard Rating. If this is the case, Nationwide may add an additional component to the Cost of Insurance Charge called a "Flat Extra Charge." The Flat Extra Charge accounts for the increased risk of providing life insurance when one or more of these factors apply to the Insured. The Flat Extra Charge is a component of the total Cost of Insurance Charge, so if applied it will be deducted from Cash Value on the Policy Date and the monthly anniversary of the Policy Date. The monthly Flat Extra Charge is between $0.00 and $2.08 per $1,000 of the Net Amount At Risk. If a Flat Extra Charge is applied, it is shown in the Policy Data Pages. In no event will the Flat Extra Charge result in the Cost of Insurance Charge exceeding the maximum Cost of Insurance Charge shown in the Fee Table.
Nationwide will uniformly apply a change in any cost of insurance rate for Insureds of the same age, sex, underwriting class, Substandard Ratings, and Base Policy Specified Amount and Total Specified Amount (if applicable), if the policies have been In Force for the same length of time. If a change in the cost of insurance rates causes an increase to a policy’s Cost of Insurance Charge, the policy's Cash Value could decrease. If a change in the cost of insurance rates causes a decrease to the policy’s Cost of Insurance Charge, the policy's Cash Value could increase.
There will be a separate cost of insurance rate for the initial Base Policy Specified Amount and any Base Policy Specified Amount increase. An increase in the Base Policy Specified Amount may cause an increase in the Net Amount At Risk. Because the Cost of Insurance Charge is based on the Net Amount At Risk, and because there will be a separate cost of insurance rate for the increase, this will usually cause the policy's Cost of Insurance Charge to increase. An increase in the Base Policy Specified Amount may require larger or additional Premium payments in order to avoid Lapsing the Policy.
The rate class of an Insured may affect the cost of insurance rate. Nationwide currently places Insureds into both standard rate classes and substandard rate classes that involve a higher mortality risk. In an otherwise identical policy, an Insured in the standard rate class will have a lower cost of insurance than an Insured in a rate class with higher mortality risks. Nationwide may also issue certain policies on a "non medical" basis to certain categories of individuals. Due to the underwriting criteria established for policies issued on a non medical basis, actual rates will be higher than the current cost of insurance rates being charged that are medically underwritten.

Mortality and Expense Risk Charge
The charge will vary by policy based on the amount of Cash Value allocated to the Sub-Accounts and the length of time the policy has been In Force. The charge compensates Nationwide for assuming the risk associated with mortality and expense risk costs. The mortality risk is that the Insured will not live as long as expected. The expense risk is that the costs of issuing and administering the policy will be more than expected. This charge is in addition to any charges assessed by the mutual funds underlying the Sub-Accounts.
Though the maximum guaranteed mortality and expense risk charge is higher, currently, this charge is deducted on a daily basis according to the following schedule. During the first through ninth year from the Policy Date, the annualized charge is $8.00 per $1,000 of Cash Value. After the ninth year, this annualized charge is $8.00 per $1,000 on the first $25,000 of Cash Value and $5.00 per $1,000 of additional Cash Value.
Administrative Charge
An administrative charge is deducted proportionally from the policy's Sub-Account and Fixed Account allocations on the Policy Date and each monthly anniversary of the Policy Date. This charge reimburses Nationwide for the costs of maintaining the policy, including accounting and record-keeping and periodic reports to the policy owner. The charge is currently $12.50 per month through the first year from the Policy Date, and $5 per month after the first year from the Policy Date. The maximum guaranteed charge is $25 per month through the first year from the Policy Date, and $7.50 per month after the first year from the Policy Date.
Increase Charge
The increase charge is deducted from the Cash Value when the policy owner requests an increase in the Base Policy Specified Amount. It is used to cover the cost of underwriting the requested increase and processing and distribution expenses related to the increase.
The increase charge is comprised of two components: underwriting and administration; and sales. The underwriting and administration component is equal to $1.50 per year per $1,000 of increase. The sales component is equal to $0.54 per year per $1,000 of increase. Together, the maximum charge totals $2.04 per year ($0.17 per month).
Mutual Fund Operating Expenses
In addition to the policy charges, there are also charges associated with the mutual funds in which the Sub-Accounts invest. Policy owners do not pay these charges directly, but these charges do affect the value of the assets allocated to the Sub-Accounts because these charges are reflected in the underlying mutual fund prices that Nationwide subsequently uses to value Sub-Account units. The underlying mutual funds' prospectuses contain additional information about these charges. Policy owners may contact the Service Center to receive, free of charge, copies of the prospectuses for any of the underlying mutual funds available under the policy.
Reduction of Charges
The policy may be purchased by individuals, corporations, and other entities. Nationwide may reduce or eliminate certain charges (sales load, surrender charge, administrative charges, cost of insurance charge, or other charges) where the size or nature of the group allows Nationwide to realize savings with respect to sales, underwriting, administrative, or other costs. Where prohibited by state law, Nationwide will not reduce charges associated with the policy.
Nationwide determines the eligibility and the amount of any reduction by examining a number of factors, including: the number of policies owned with different insureds; the total premium Nationwide expects to receive; the total cash value of commonly owned policies; the nature of the relationship among individual insureds; the purpose for which the policies are being purchased; the length of time Nationwide expects the individual policies to be in force; and any other circumstances which are rationally related to the expected reduction in expenses.
Nationwide may lower commissions to the selling broker-dealer and/or increase charge back of commissions paid for policies sold with reduced or eliminated charges. Policy owners should consult with a financial professional about reductions available and, where appropriate, obtain an illustration demonstrating the impact of any reduced charges on the policy.
Nationwide may change both the extent and the nature of the charge reductions. Any charge reductions will be applied in a way that is not unfairly discriminatory to policy owners and will reflect the differences in costs of services provided.

Entities considering purchasing the policy should note that in 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex. The policies are based upon actuarial tables that distinguish between men and women unless the purchaser is an entity and requests non-sex distinct tables be used for underwriting. The policies generally provide different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris on any employment related insurance or benefit program before purchasing the policy.
A Note on Charges
During a policy's early years, the expenses Nationwide incurs in distributing and establishing the policy exceed the deductions. Nevertheless, Nationwide expects to make a profit over time because variable life insurance is intended to be a long-term financial investment. Accordingly, Nationwide has designed the policy with features and investment options that it believes support and encourage long-term ownership.
Nationwide makes many assumptions and accounts for many economic and financial factors when establishing the policy's fees and charges. The following is a discussion of some of the factors that are relevant to the policy's pricing structure.
Distribution, Promotional, and Sales Expenses
Distribution, promotional, and sales expenses include amounts paid to broker-dealer firms as commissions, expense allowances, and marketing allowances. Nationwide refers to these expenses collectively as "total compensation."
Nationwide has the ability to customize the total compensation package paid to broker-dealer firms. Nationwide may vary the form of compensation paid or the percentage or amounts paid as commission, expense allowance, or marketing allowance, to the extent permitted by SEC and FINRA rules and other applicable laws and regulations. However, the total premium based compensation will not exceed the maximum of (99% of first year premium and no more than 4% of any excess and renewal premium). Commission may also be paid as an asset-based amount instead of a premium based amount. If an asset-based commission is paid, it will not exceed 0.45% of the non-loaned Cash Value per year.
Marketing allowance is based on a firm’s ability and demonstrated willingness to promote and market Nationwide’s products. How any marketing allowance is spent is determined by the firm, but generally will be used to finance firm activities that may contribute to the promotion and marketing of Nationwide’s products, which may include but not be limited to, providing conferences or seminars, sales or training programs, advertising and sales campaigns regarding the policies, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms.
Nationwide may also host training and/or educational meetings including the cost of travel, accommodations and meals for firms that sell the policies as well as assist such firms with marketing or advertisement costs.
The actual amount and/or forms of total compensation paid depend on factors such as the level of premiums Nationwide receives from respective broker-dealer firms and the scope of services the firms provide. Some broker-dealer firms may not receive maximum total compensation.
Individual financial professionals typically receive a portion of the commissions/total compensation paid, depending on their arrangement with their broker-dealer firm. Policy owners should consult the financial professional to know the exact compensation arrangement associated with this policy.
Information on Underlying Mutual Fund Service Fee Payments
Nationwide's Relationship with the Underlying Mutual Funds
The underlying mutual funds incur expenses each time they sell, administer, or redeem their shares. The separate account aggregates policy owner purchase, redemption, and transfer requests and submits net or aggregated purchase/redemption requests to each underlying mutual fund daily. The separate account (not the policy owners) is the underlying mutual fund shareholder. When the separate account aggregates transactions, the underlying mutual fund does not incur the expense of processing individual transactions it would normally incur if it sold its shares directly to the public. Nationwide incurs these expenses instead.
Nationwide also incurs the distribution costs of selling the policy (as discussed above), which benefit the underlying mutual funds by providing policy owners with Sub-Account options that correspond to the underlying mutual funds.

An investment advisor or subadvisor of an underlying mutual fund or its affiliates may provide Nationwide or its affiliates with wholesaling services that assist in the distribution of the policy and may pay Nationwide or its affiliates to participate in educational and/or marketing activities. These activities may provide the advisor or subadvisor (or their affiliates) with increased exposure to persons involved in the distribution of the policy.
Types of Payments Nationwide Receives
In light of the above, the underlying mutual funds or their affiliates make certain payments to Nationwide or its affiliates (the "payments"). The amount of these payments is typically based on a percentage of assets invested in the underlying mutual funds attributable to the policies and other variable policies Nationwide and its affiliates issue, but in some cases may involve a flat fee. These payments are made for various purposes, including payments for the services provided and expenses incurred by the Nationwide companies in promoting, marketing and administering the policies and underlying funds. Nationwide may realize a profit on the payments received.
Nationwide or its affiliates receive the following types of payments:
•	Underlying mutual fund 12b-1 fees, which are deducted from underlying mutual fund assets;
•	Sub-transfer agent fees or fees pursuant to administrative service plans adopted by the underlying mutual fund, which may be deducted from underlying mutual fund assets; and
•	Payments by an underlying mutual fund's advisor or subadvisor (or its affiliates). If consistent with applicable law, such payments may be derived, in whole or in part, from the advisory fee, which is deducted from underlying mutual fund assets and is reflected in mutual fund charges.
Furthermore, Nationwide benefits from assets invested in affiliated underlying mutual funds (i.e., Nationwide Variable Insurance Trust) because these affiliates receive compensation from the underlying mutual funds for investment advisory, administrative, transfer agency, distribution, and/or other services provided. Overall, Nationwide may receive more revenue with respect to affiliated underlying mutual funds than unaffiliated underlying mutual funds.
Nationwide took into consideration the anticipated mutual fund service fee payments from the underlying mutual funds when it determined the charges imposed under the policies (apart from fees and expenses imposed by the underlying mutual funds). Without these mutual fund service fee payments, Nationwide would have imposed higher charges under the policy.
Amount of Payments Nationwide Receives
For the year ended December 31, 2021, the underlying mutual fund service fee payments Nationwide and its affiliates received from the underlying mutual funds did not exceed 0.75% (as a percentage of the average daily net assets invested in the underlying mutual funds) offered through the policy or other variable policies that Nationwide and its affiliates issued. Payments from investment advisors or subadvisors to participate in educational and/or marketing activities have not been taken into account in this percentage.
Most underlying mutual funds or their affiliates have agreed to make payments to Nationwide or its affiliates, although the applicable percentages may vary from underlying mutual fund to underlying mutual fund and some may not make any payments at all. Because the amount of the actual payments Nationwide or its affiliates receive depends on the assets of the underlying mutual funds attributable to the policy, Nationwide and its affiliates may receive higher payments from underlying mutual funds with lower percentages (but greater assets) than from underlying mutual funds that have higher percentages (but fewer assets).
For policies owned by an employer sponsored retirement plan subject to ERISA, upon a plan trustee’s request, Nationwide will provide a best estimate of plan-specific, aggregate data regarding the amount of underlying mutual fund service fee payments Nationwide received in connection with the plan’s investments either for the previous calendar year or plan year, if the plan year is not the same as a calendar year.
Identification of Underlying Mutual Funds
Nationwide may consider several criteria when identifying the underlying mutual funds, including some or all of the following: investment objectives, investment process, investment performance, risk characteristics, investment capabilities, experience and resources, investment consistency, fund expenses, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, and the capability and qualification of each investment firm. Other factors Nationwide may consider during the identification process are: whether the underlying mutual fund's advisor or sub-advisor is a Nationwide affiliate; whether the underlying mutual fund or its service providers (e.g., the investment advisor or sub-advisors), or its affiliates will make mutual fund service fee payments to Nationwide or its affiliates in connection with certain administrative, marketing, and support services, as described above; or whether affiliates of the underlying mutual fund can provide marketing and distribution support for sales of the policies. Nationwide reviews the funds periodically and may remove a fund or limit its availability to new contributions and/or transfers of account value if Nationwide determines that a fund no longer satisfies one or more of the selection criteria, and/or if the fund has not attracted significant allocations from policy owners.
Nationwide does not recommend or endorse any particular fund and it does not provide investment advice.
There may be underlying mutual funds with lower fees and expenses, as well as other variable policies that offer underlying mutual funds with lower fees and expenses. Policy owners should consider all of the fees and charges of the policy in relation to its features. Higher policy fees and charges and underlying mutual fund fees and expenses will result in lower policy investment performance.
Policy Riders and Rider Charges
Policy owners may purchase one or more of the policy’s Riders. There may be additional charges assessed for elected Riders, see Fee Table. The availability, operation, and benefits of the Riders may vary by the state where the policy is issued.
Some Rider charges are assessed starting on the Policy Date and each monthly anniversary of the Policy Date by taking deductions from the Cash Value. If a Rider with a monthly charge is elected after the Policy Date, Rider charges will begin to be deducted on the first monthly anniversary after Nationwide approves the request unless the policy owner requests and Nationwide approves a different date.
Rider charges compensate Nationwide for the services and benefits provided, the costs and expenses incurred, and the risks assumed by Nationwide associated with offering the Riders. Nationwide may generate a profit from any of the Rider charges.
The maximum and minimum/current Rider charges are stated in the Fee Tables, see Fee Table.
Note: The charge and/or benefits received under certain Riders may be treated as a distribution from the policy for income tax purposes, see Periodic Withdrawals, Non-Periodic Withdrawals and Loans.
Accidental Death Benefit Rider
Subject to Nationwide’s underwriting approval, this Rider may be elected at any time. The Rider pays a benefit, in addition to the Death Benefit, to the named beneficiary upon the Insured's accidental death. The benefit continues until the Insured reaches Attained Age 70. The policy owner will be charged for this Rider: so long as the policy remains In Force and the Rider's term has not expired; the benefit has been paid, the policy matures or otherwise terminates, or until the Rider is terminated by written request to the Service Center. When a written request to terminate the Rider is received, termination will be effective on the monthly anniversary of the Policy Date coinciding with or next following receipt of the written request to terminate by the Service Center. Upon termination of the Rider, benefits will no longer be available and the Rider charge will no longer be assessed.
Example:
Assume the policy is issued with a Base Policy Specified Amount of $500,000, an Accidental Death Benefit Rider Specified Amount of $100,000, and Death Benefit Option 1. If the Insured dies by accident as defined above prior to reaching Attained Age 70, the total death benefit paid to the beneficiary would be $600,000, as long as the Rider has not otherwise terminated.
The charge for this benefit is deducted from the policy's Cash Value, therefore this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value. Otherwise, the benefit of this Rider and the Death Benefit are independent of one another.
Accidental Death Benefit Rider Charge
The charge for this Rider compensates Nationwide for providing coverage in the event of the Insured's accidental death, meaning the Insured's death as a result of bodily injury caused by external, violent and accidental means from a cause other than a risk not assumed. The charge is the product of the Accidental Death Benefit Rider Specified Amount and the

accidental death benefit cost of insurance rate. The accidental death benefit cost of insurance rate is based on Nationwide’s expectations as to the likelihood of the Insured's accidental death. The accidental death benefit cost of insurance rate will vary by the Insured's sex, Attained Age, underwriting class and any Substandard Ratings.
Base Insured Term Rider
Subject to Nationwide’s underwriting approval, this Rider is available when the policy is In Force. The benefit is term life insurance on the Insured, in addition to the Death Benefit, payable to the beneficiary upon the Insured's death.
The benefit amount varies monthly and is based on the elected death benefit option. The policy owner may renew coverage annually until the Insured reaches Attained Age 95, when this Rider's term expires. Because the charge for this benefit is deducted from the policy's Cash Value, purchasing this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.
Example:
Assume the Base Specified Amount is $500,000, Death Benefit Option 2, the Cash Value is $40,000 and the Base Insured Term Rider Specified Amount is $300,000. Upon the death of the Insured, if there is no Indebtedness, the Death Benefit Proceeds under the base policy will be $540,000 and the Base Insured Term Death Benefit Proceeds will be $300,000, for a total of $840,000, as long as coverage under the Base Insured Term Rider has not otherwise terminated.
Before deciding whether to purchase the Rider it is important to know that when this Rider is purchased, the compensation received by the financial professional and his or her firm is less than when compared to purchasing insurance coverage under the base policy. As a result of this compensation reduction, the charges assessed for the cost of insurance under the Rider will be lower for a significant period of time. There are instances where the Rider may require lower Premium to maintain the total death benefit over the life of the policy or may require higher Premium when compared to not purchasing the Rider at all. When the Rider is purchased, the Maturity Date for coverage under the Rider may not be extended (resulting in a loss of coverage at maturity).
Base Insured Term Rider Charge
The charge for this Rider compensates Nationwide for providing term life insurance on the Insured. The charge is the product of the Rider Specified Amount and the additional protection cost of insurance rate. The additional protection cost of insurance rate is based on an expectation as to the Insured's mortality. The additional protection cost of insurance rate will vary by: the Insured's sex; Attained Age; underwriting class; any Substandard Ratings; and the Rider Specified Amount.
Change of Insured Rider
The Rider is only available in connection with policies issued to corporate entities or in other business contexts where the primary purpose is to provide protection or benefits to employees. The Rider is not available to individuals outside of these limited business purposes. The benefit associated with the Change of Insured Rider is that the policy owner may change the Insured at any time after the Policy Date, subject to insurability and the requirements below. There is no charge to change the Insured; however, the policy charges after the change will vary by characteristics of the new Insured including the new Insured’s Attained Age, sex, rate type and rate classification including any Substandard Ratings.
Change of Insured requirements:
(1)	The policy owner must submit a written application to change the Insured to the Service Center;
(2)	At the time of the change, the new Insured must have the same business relationship to the policy owner as did the previous Insured;
(3)	The new Insured must have been at least 18 on the Policy Date;
(4)	The new Insured must satisfy Nationwide’s underwriting requirements and may be required to submit satisfactory evidence of insurability; and
(5)	The policy must be In Force and not be in a Grace Period when the request is made and at the time of the change (the "change date").

Coverage of the new Insured will become effective on the change date. Coverage of the previous Insured will terminate on the day before the change date. The change date is the first monthly anniversary on or next following the date the change of Insured requirements are met. The Policy Date will not change.
Example:
Assume the following:
• The policy owner is Company X;
• The Insured at the time of policy issue was an executive officer of Company X;
• The Insured retires while the policy is In Force and not in a Grace Period;
• Company X applies to change the Insured to its new executive officer;
• The new executive officer meets Nationwide’s insurability and underwriting requirements; and
• Benefits under the Extended Death Benefit Guarantee Rider have not begun.
Coverage of the new Insured shall become effective on the date the Insured is changed, and the policy charges will reflect the new Insured’s Attained Age, rate type and rate classification. The Death Benefit Proceeds will be paid out after the death of the new Insured.
The Total Specified Amount of the policy will be as stated by the policy owner in the application for the change subject to the following:
(1)	the policy continues to qualify as life insurance under the Code, and
(2)	such Total Specified Amount equals or exceeds the minimum Total Specified Amount stated in the Policy Data Pages.
If the new Insured commits suicide, while sane or insane, within two years of the change date, Nationwide will not pay the Death Benefit. Instead, an amount will be paid equal to the Cash Value as of the change date, plus the sum of Premiums paid since the change date, less any Indebtedness, and less any partial surrenders.
After a change of Insured, Nationwide will not contest the policy after it has been In Force for two years from the change date.
Federal income tax consequences may result from a change in insured. For federal income tax purposes, the substitution of a new insured is treated as an exchange of the policy for another life insurance policy. Because the new insured is not the same as the insured that was substituted, the tax free treatment for policy exchanges under Code Section 1035 may not be available because the requirement that the insured under the policy relate to the same individual would not be met; consequently, the excess Cash Surrender Value over the investment in the policy would be taxable as ordinary income. The foregoing is not comprehensive and cannot replace personalized advice provided by a competent tax professional. The policy owner should seek competent tax advice regarding the tax treatment of the policy when contemplating a change of insured.
Change of Insured Rider Charge
There is no charge associated with the Change of Insured Rider.
Children's Term Insurance Rider
Subject to underwriting approval, a policy owner may purchase term life insurance on the Insured's children at any time while the policy is In Force. If an insured child dies while the policy is In Force and before the Maturity Date, the policy pays a benefit to the named beneficiary. The insurance coverage for each insured child will continue (as long as the policy is In Force) until the earlier of: (1) the policy anniversary on or next following the date the Insured's child turns age 22; or (2) the policy anniversary on which the Insured reaches Attained Age 65. Subject to certain conditions specified in the Rider, the Rider may be converted into a policy on the life of the insured child without evidence of insurability. The Rider will be effective until the Rider's term expires, until the benefit is paid, the policy terminates, or until the Rider is terminated by written request to the Service Center. When a written request to terminate the Rider is received, termination will be effective the monthly anniversary of the Policy Date coinciding with or next following receipt of the written request to terminate by the Service Center. Upon termination of the Rider, benefits will no longer be available and the Rider charge will no longer be assessed.
Example:
Assume the Children’s Term Insurance Rider Specified Amount is $15,000 and the Insured has two children that meet the definition of Insured Child and the Rider is In Force. If one of the children dies, $15,000 will be paid to the named beneficiary. The rider would continue to remain in effect as long the second child meets the definition of Insured Child. Upon the death of the second Insured Child, an additional $15,000 would be paid to the named beneficiary as long as coverage under the Rider has not otherwise terminated.
Children’s Term Insurance Rider Charge
A monthly Children's Term Insurance Rider Charge will be deducted if this Rider is elected. The Children’s Term Insurance Rider Charge compensates Nationwide for providing term insurance on the lives of each Insured child. The Rider charge will be assessed as long as the policy is In Force and the Rider is in effect. The Rider charge will be the same, even if the number of children covered under the Rider changes. Nationwide may decline a request to add another child based on underwriting standards.
Guaranteed Minimum Death Benefit Rider
This Rider is only available at application and has no loan value or Cash Surrender Value. The purpose of this Rider is to keep the death benefit In Force and to prevent the policy from Lapsing. The benefit is a death benefit payable to the beneficiary, less any Indebtedness and any withdrawals.
Example:
Assume the policy is currently In Force and the following:
• Insured’s Issue Age is 40.
• The Guaranteed Minimum Death Benefit Rider was elected at the time of application
• The annual Rider Minimum Premium in policy years 1 through 3 is $1,200.
• The annual Rider Minimum Premium in policy years 4 through 25 is $1,500.
• There are no partial surrenders, loans or changes to the policy while the Rider is in effect. .
Using the above assumptions, the Rider would impact the policy as follows:
• On the 1st policy anniversary, the accumulated Rider Minimum Premium is $1,200. If the policy’s accumulated Premium is at least $1,200 at that time, the Rider guarantees that the policy will remain In Force until the 2nd policy anniversary even if the Cash Surrender Value becomes zero or less. If the Rider Minimum Premium requirement is not met on the 2nd policy anniversary, and the required Rider Minimum Premium is not received during the Rider’s 61 day Grace Period, the Rider will terminate and cannot be reinstated.
• On the 2nd policy anniversary, the accumulated Rider Minimum Premium is $2,400 ($1,200 x 2). If the Rider is still in effect and the policy’s accumulated Premium is at least $2,400 at that time, the Rider and its guarantee will remain in effect until the 3rd policy anniversary.
• On the 10th policy anniversary, the accumulated Rider Minimum Premium is $14,100 ($1,200 x 3 + $1,500 x 7). If the Rider is still active and the policy’s accumulated Premium is at least $14,100 at that time, the Rider and its guarantee will remain in effect until the 11th policy anniversary.
If the Rider is still active upon reaching the 25th policy anniversary, the Rider will terminate and will no longer guarantee the policy remains In Force if the Cash Surrender Value becomes zero or less.

Guaranteed Minimum Death Benefit Rider Charge
There is no charge for this Rider during the first three policy years. In the first month of the third Policy year, this charge will begin and after the third Policy year, this Rider ensures that the base policy will remain In Force even if the Cash Surrender Value is zero or less, as long as: 1) the Rider is In Force; 2) the Insured is alive; and 3) the annual Guaranteed Minimum Death Benefit Rider Minimum Premium requirement has been met. The annual Rider Minimum Premium is shown on the Policy Data Page and is based on the issue age, sex, Total Specified Amount, death benefit option and underwriting class of the Insured.
On each policy anniversary, Nationwide will determine if the Rider Minimum Premium requirement has been met. This requirement shall be met if the sum of all previous Premium payments under the policy, less any partial withdrawals and existing policy Indebtedness is greater than or equal to the sum of the annual Rider Minimum Premiums for the previous policy years. If this requirement is met, the policy is guaranteed to remain In Force during the next policy year, provided there are no new loans or partial withdrawals. If this requirement is not met, Nationwide will notify the policy owner of the Premium payments required in order to continue benefits under this Rider. A Grace Period of 61 days will be provided and if the required Premiums are not received during this Grace Period, the Rider will terminate without value. During this Grace Period, the Rider charge will still apply. During any policy year when benefits are being paid under the Waiver of Monthly Deduction Rider, the annual Rider Minimum Premium that policy year will be equal to zero.
Spouse Life Insurance Rider
The benefit associated with the Spouse Life Insurance Rider is a death benefit payable upon the death of the spouse named on the application ("Insured Spouse") to the designated beneficiary. If no beneficiary is designated, the benefit is payable to the Insured.
This Rider may be purchased at any time while the policy is In Force, subject to underwriting approval and the following age restrictions:
•	the Insured must be between Attained Age 21 and 59 (this Rider is no longer available on or after the policy anniversary on which the Insured reaches Attained Age 59); and
•	the Insured Spouse must be between Attained Age 18 and 69 at the time this Rider is elected.
This Rider will terminate on the earliest of: the policy anniversary on which the Insured Spouse reaches Attained Age 70, the date the Rider is converted to a new policy, the date the policy matures or otherwise terminates, or until the Rider is terminated by written request received in good order by the Service Center.
This Rider has a conversion right. The Insured Spouse may exchange this Rider's benefit for a level premium, level benefit, permanent plan of whole life insurance, subject to limitations.
Example:
Assume wife (the Insured) purchased a policy and elected the Spouse Life Insurance Rider with a Spouse Life Insurance Rider Specified Amount of $50,000 and named husband as the Insured Spouse. Both the Insured and Insured Spouse met the age requirements for the Rider at the time of election. If Insured Spouse dies prior to reaching Attained Age 70 and the Rider has not otherwise terminated, a death benefit in the amount of $50,000 is payable to the designated beneficiary.
Spouse Life Insurance Rider Charge
A monthly Rider charge is deducted if this Rider is elected. The Spouse Life Insurance Rider Charge compensates Nationwide for providing term insurance on the life of the Insured Spouse. The Rider charge is the product of the Spouse Life Insurance Rider's Specified Amount and the Insured Spouse life insurance cost of insurance rate. The Insured Spouse life insurance cost of insurance rate is based on Nationwide’s expectations as to the mortality of the Insured Spouse. The Insured Spouse life insurance cost of insurance rate will vary by the Insured Spouse's sex, Attained Age, underwriting class, any Substandard Ratings, and the Spouse Life Insurance Rider's Specified Amount.
The Spouse Life Insurance Rider Charge will be deducted proportionally from the Sub-Account and Fixed Account allocations. Because the Spouse Life Insurance Rider Charge is deducted from Cash Value, purchasing this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value. Decreases in the Base Policy Specified Amount may result in a corresponding decrease in the Spouse Life Insurance Rider's Specified Amount.

Waiver of Monthly Deductions Rider
Subject to Nationwide’s underwriting approval, this Rider can be elected at any time so long as the policy is In Force and it is before the Policy Date on or following the date the Insured reaches age 59. Nationwide will not approve issuance of the Rider for an Insured who is disabled at the time of application for the Rider.
Rider Benefit
The benefit associated with this Rider is a waiver of the policy's monthly deductions if the Insured becomes totally disabled, as defined in the Rider, for at least six consecutive months. No benefit is available if total disability results from a risk not assumed; risks not assumed may vary by state. Contact the Service Center to obtain a copy of the Waiver of Monthly Deductions Rider applicable to the policy.
Disability During the First Three Years from the Policy Date
If the Insured becomes totally disabled for six consecutive months within the first three years from the Policy Date, the benefit is a credit to the policy in an amount necessary to keep the policy In Force as opposed to a waiver of the monthly deductions. The Cash Value will increase by the amount in which the minimum monthly premium exceeds the monthly deductions, just as if the minimum monthly premium had been paid.
Disability Following the First Three Years from the Policy Date
If the Insured becomes totally disabled for six consecutive months any time after the first three years from the Policy Date, the benefit is a waiver of the policy's monthly deductions. For example, if the policy owner becomes totally disabled for six consecutive months two years and eight months from the Policy Date, for the first four months, the benefit would be a credit equal to the amount necessary to keep the policy In Force. After that, the Rider's benefit becomes a waiver of the policy's monthly charges.
Following the third year from the Policy Date, the Rider's benefit alone may not be sufficient to keep the policy from Lapsing. The policy owner may need to make additional premium payments to prevent Lapse. However, while the Rider's benefit is being paid, it will cost less on a monthly basis to keep the policy In Force.
Benefit Duration
The benefit duration depends on the Insured's age when total disability begins. Before age 60, the benefit continues for as long as the Insured is totally disabled (even if that disability extends past when the Insured reaches age 65). Between ages 60 and 63, the benefit continues until the Insured turns age 65. From age 63, the benefit lasts only for two years.
Example:
Assume the following:
• The Waiver of Monthly Deductions Rider is elected and the Premium Waiver Rider has not been purchased;
• The Insured has been totally disabled for six consecutive months and the Insured’s disability is not a result of a risk not assumed; and
• At the time of disability, the Insured’s Attained Age was 57.

The policy’s monthly deductions will be waived (not deducted from the Cash Value) until the Insured is no longer disabled, or until the Waiver of Monthly Deductions Rider is terminated.
Waiver of Monthly Deductions Rider Charge
The charge for this Rider compensates Nationwide for the risks assumed in crediting and/or waiving policy charges during the Insured's total disability. The charge is the product of the amount of periodic charges deducted from the policy on a monthly basis (excluding the cost for this Rider) and the deduction waiver cost rate. The deduction waiver cost rate is based on Nationwide’s expectations as to the likelihood of the Insured's total disability for six consecutive months. The deduction waiver cost rate varies by the Insured's sex, Attained Age, underwriting class, and any Substandard Ratings.
The charge for this Rider is deducted proportionately from the Sub-Account and Fixed Account allocations; therefore, purchasing this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.

Policy Owner Services
Dollar Cost Averaging
Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations and promote a more stable Cash Value and Death Benefit over time. A policy owner may elect to participate in the dollar cost averaging program at the time of application or at a later date by submitting an election form to the Service Center. An election to participate in the program that is submitted after application will be effective at the end of the Valuation Period coinciding with the date requested or, if that date has passed or no date is specified, at the end of the Valuation Period during which the request was received, or the end of the right to cancel period, whichever is later.
There is no charge for dollar cost averaging and dollar cost averaging transfers do not count as transfer events. Dollar cost averaging transfers will continue to be processed until there is no more Cash Value left in the originating investment option(s) or until a policy owner instructs Nationwide to terminate the service. Policy owners may direct Nationwide to automatically transfer specific amounts from the Fixed Account and the:
•	Nationwide Variable Insurance Trust - NVIT Federated High Income Bond Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class I
to any other Sub-Account. Certain Sub-Accounts may or may not be available depending on when the policy was purchased, see Appendix A: Underlying Mutual Funds Available Under the Policy for details on Sub-Account availability. Transfers from the Fixed Account must be no more than 1/30th of the Fixed Account value at the time the program is elected.
Nationwide does not assure the success of these strategies and cannot guarantee that dollar cost averaging will result in a profit or protect against a loss. A policy owner should carefully consider his or her financial ability to continue these programs over a long enough period of time to purchase Accumulation Units when their value is low, as well as when their value is high. Nationwide may modify, suspend, or discontinue these programs at any time. Nationwide will notify policy owners in writing 30 days before doing so. If Nationwide suspends or discontinues a dollar cost averaging program at a time when other requested transfers from the Fixed Account are subject to restrictions, further transfers from the Fixed Account will be subject to the restrictions until or unless another dollar cost averaging program is offered and elected, see Fixed Account Restrictions.
Example:
Policy owner elects to participate in Dollar Cost Averaging and has transferred $30,000 to the Fixed Account, which will serve as the source investment option for her Dollar Cost Averaging program. She would like the Dollar Cost Averaging transfers to be allocated as follows: $1,500 to Sub-Account L and $1,000 to Sub-Account M. Each month, Nationwide will automatically transfer $2,500 from the Fixed Account and allocate $1,000 to Sub-Account M and $1,500 to Sub-Account L until the Fixed Account is depleted.
Automated Income Monitor
Automated Income Monitor is an optional systematic partial surrender and/or policy loan program that may be elected at any time, at no additional cost. This program is only available to policies that are not modified endowment contracts.
Automated Income Monitor programs are intended for policy owners who wish to take an income stream of scheduled payments from the Cash Value of the policy. The income stream is generated via partial surrenders until the policy cost basis is depleted, then through policy loans. Taking partial surrenders and/or policy loans may result in adverse tax consequences, will reduce policy values and therefore limit the ability to accumulate Cash Value, and may increase the likelihood the policy will Lapse. Before requesting the Automated Income Monitor program, policy owners should consult with financial and tax advisors.
At the time of application for a program, Nationwide will provide policy owners with an illustration of the proposed income stream and impacts to the Cash Value, Cash Surrender Value, and Death Benefit. Policy owners must submit this illustration along with an application when electing an Automated Income Monitor program. Programs will commence at the beginning of the next monthly anniversary after Nationwide receives the election form and illustration. On each policy anniversary thereafter Nationwide will provide an updated In Force illustration to assist policy owners in determining whether to continue, modify, or discontinue an elected program. Policy owners may request modification or termination of a program at any time by written request to the Service Center.
A policy owner’s program will be based on the policy's Cash Surrender Value at the time of election and each succeeding policy anniversary, and on the following elections:
(1)	Payment type:
(a)	Fixed Amount: If a policy owner elected payments of a fixed amount, the amount received will not vary with policy Investment Experience; however, the length of time the elected payment amount can be sustained will vary based on the illustration assumptions below and the policy's Investment Experience; or
(b)	Fixed Duration: If a policy owner elected payments for a fixed duration, the amount received during the first year will be based on the illustration assumptions below. After the first year, the amount will vary based on the illustration assumptions and policy Investment Experience to maintain the elected duration.
(2)	Illustration assumptions:
(a)	an assumed variable rate of return specified by the policy owner from the available options stated in the election form;
(b)	minimum Cash Surrender Value targeted by the policy owner to have remaining on the policy's Maturity Date, or other date specified by the policy owner. This dollar amount is used to calculate available income. It is not guaranteed to be the Cash Surrender Value on the specified date;
(c)	a policy owner may also request a change of death benefit option, or a decrease in Base Policy Specified Amount to be effective in conjunction with commencing a program or to occur at a future date; and
(d)	payment frequency: monthly; quarterly; semi-annually; or annually. Payments on a monthly basis are made by direct deposit (electronic funds transfer) only.
Generally, higher variable rate of return assumptions, a lower target Cash Surrender Value, and Death Benefit Option 1, will result in larger projected payments or longer projected durations. However, larger payments or longer duration may increase the likelihood the policy will Lapse.
Note: Policy owners are responsible for monitoring the policy to prevent Lapse. Nationwide will provide annual In Force illustrations based on current Cash Surrender Values and the elected illustration assumptions to assist policy owners with preventing Lapse. Policy owners may request modification or termination of a program at any time by written request to the Service Center.
Example:
Assume:
• Insured’s Issue Age was 45.
• Policy owner paid Premiums totaling $490,000 during the first 25 policy years.
• Just prior to policy year 26 (Attained Age 70) the policy’s Cash Value is just over $1,000,000 and the Investment in the Contract is $490,000.
• The policy owner completes an Automated Income Monitor election form and chooses a 5% gross rate of return, a goal of $100,000 Cash Surrender Value at Attained Age 95 and the Fixed Duration option for 25 years.
• The first AIM In Force illustration is run that solves for an annual income amount at an assumed 5% gross rate of return and a goal of at least $100,000 of Cash Surrender Value at Attained Age 95. The result of the solve is an annual income amount of $66,720.
A partial surrender of $66,720 will be processed and sent to the policy owner. Each year thereafter, if the Automated Income Monitor program has not been terminated, another illustration will be run with the same assumptions and income solve. The appropriate partial surrender amount based on each solve will be processed. This will continue until the entire $490,000 Investment in the Contract has been distributed through partial surrenders, then the income amounts will be processed as loans.
Automated Income Monitor programs are subject to the following additional conditions:

(1)	To prevent adverse tax consequences, a policy owner can authorize Nationwide to make scheduled payments via policy loan when:
(a)	the policy's cost basis is reduced to zero;
(b)	a partial surrender within the first 15 policy years would be a taxable event;
(c)	or to prevent the policy from becoming a MEC, see Taxes.
Note: Partial surrenders and policy loans taken under the Automated Income Monitor program are subject to the same terms and conditions as other partial surrenders and policy loans, see Partial Surrender and Policy Loans.
(2)	While a program is in effect, no Premium payment reminder notices will be sent unless requested; however, Premium payments will be accepted.
(3)	Programs will terminate on the earliest of the following:
(a)	Nationwide’s receipt at the Service Center of a written request to terminate participation;
(b)	at the time the policy enters a Grace Period or terminates for any reason;
(c)	at the time of a requested partial surrender or policy loan outside the program;
(d)	upon a change of policy owner;
(e)	for income based on a fixed duration, the end of the period the policy owner specified at the time of election;
(f)	on any policy anniversary when the current Cash Surrender Value is less than or equal to the target Cash Surrender Value assumption the policy owner specified;
(g)	at any time the scheduled partial surrender or policy loan would cause the policy to fail to qualify as life insurance under Section 7702 of the Code; or
(h)	the policy's Maturity Date.
Nationwide will notify policy owners upon termination of an Automated Income Monitor program. In addition, Nationwide may modify, suspend, or discontinue Automated Income Monitor programs at any time. Nationwide will notify policy owners in writing 30 days before doing so.
Policy Loans
After the expiration of the right to cancel period and while the policy is In Force, a policy owner may take a policy loan. A policy loan will be effective as of the date Nationwide receives the policy owner's written request at the Service Center. Nationwide reserves the right to require written requests to be submitted on current Nationwide forms. Notwithstanding anything to the contrary set forth in this prospectus, Nationwide may accept requests submitted via telephone, subject to dollar amount limitations and payment and other restrictions to prevent fraud. Nationwide reserves the right to discontinue acceptance of telephonic requests at any time upon written notice. Contact the Service Center for current limitations and restrictions, see Contacting the Service Center.
Taking a policy loan may increase the risk of Lapse and may result in adverse tax consequences. Unpaid loan interest charges accrue daily at a compounded annual interest rate and can cause the policy's Indebtedness to grow significantly. The policy owner should request an illustration demonstrating the impact of a policy loan on the policy's Cash Value, Cash Surrender Value, and Death Benefit Proceeds.
Loan Amount
The minimum loan amount is $200. At the time of a loan request, policy Indebtedness cannot exceed 90% of the Cash Value less any surrender charge, less interest due on the next policy anniversary. Nationwide pays the policy loan to the policy owner with assets from its general account. Nationwide then uses the policy's Cash Value as collateral for the loan as described below.

Collateral and the Policy Loan Account
As collateral for the policy loan, Nationwide transfers an amount equal to the policy loan from the policy's investment options. Collateral amounts are transferred from the Cash Value to the policy loan account (which is part of Nationwide's general account). Amounts held as collateral against a policy loan do not participate in the Investment Experience of the Sub-Accounts. Policy loans can permanently affect the Death Benefit Proceeds and the Cash Value of the policy, even if repaid. The policy loan account may be subject to Nationwide's creditors in the event of insolvency.
Amounts transferred from the policy's Cash Value equal to the policy loan account are deducted from the Sub-Accounts in the same proportion as the Sub-Account allocations, unless the policy owner has instructed otherwise. Nationwide will only transfer amounts from the Fixed Account if the loan amount exceeds 90% of the Cash Value allocated to the Sub-Accounts.
The policy owner will earn interest on the collateral held in the policy loan account. Interest will accrue daily at no less than the guaranteed minimum rate stated on the Policy Data Pages. Interest credited to the policy loan account is an obligation of Nationwide’s general account and is dependent on Nationwide’s financial strength and claims paying ability. The interest earned on the policy loan account may be different than the rate earned on Cash Value allocated to the Fixed Account.
Interest Charged
Nationwide charges interest against policy Indebtedness. Indebtedness is the total amount of all outstanding policy loans, including principal and compounded interest due. The maximum interest rate Nationwide may charge against Indebtedness is 6.00% per annum, see Fee Table for current interest charged rates. Rates may change and may vary by policy year. Policy loan interest charges may provide revenue for risk charges and profit.
If policy loan interest is not paid when due, policy Indebtedness will continue to compound at the interest rate in effect, see When Interest is Charged and Credited. If not paid when due, Nationwide will transfer an amount equal to the unpaid interest from the policy's investment options and add it to the policy loan account causing the original policy loan amount (now, "Indebtedness") to increase by the amount of the unpaid interest charged. Amounts transferred from the policy's investment options as unpaid interest charges will be transferred to the policy loan account in the same manner as a new loan.
Note: Over time, unpaid loan interest charges can cause the policy's Indebtedness to be significant. In some cases, policy Indebtedness may be significant enough to cause the policy to Lapse. In general, it is advantageous to repay Indebtedness and at a minimum, the interest charged on Indebtedness, at least annually.
Upon a full surrender, Lapse, or maturity, the amount received in the original loan request(s), plus unpaid loan interest charged is considered "received" under the Code and may result in adverse tax consequences, see Surrender, Lapse, Maturity.
When Interest is Charged and Credited
Interest charged against Indebtedness accrues daily. Interest earned on collateral also accrues daily. Nationwide will transfer interest charged on Indebtedness from the policy's investment options to the collateral account, and transfer interest credited on collateral from the policy loan account to the investment options:
•	Annually, at the end of a policy year;
•	At the time a new loan is requested;
•	When a loan repayment is made;
•	Upon the Insured's death;
•	Upon policy Lapse and/or;
•	Upon a full surrender of the policy.
In most cases, the interest earned on collateral will be less and in some cases, significantly less, than the interest charged against the Indebtedness.

Repayment
The policy owner may repay all or part of policy Indebtedness at any time while the policy is In Force. The minimum loan repayment amount, if any, is stated in the policy. The policy owner should contact the Service Center to obtain loan pay-off amounts.
Note: Interest earned on collateral is not deducted from Indebtedness to calculate loan pay off amounts. If a loan repayment is made, the policy owner's Cash Value is credited with interest earned on collateral and the amount of the loan repayment is deducted from the policy's Indebtedness.
Nationwide will treat any payments made as Premium payments, unless the policy owner specifies that the payment should be applied against the policy's Indebtedness. It may be beneficial for the policy owner to repay Indebtedness before making additional Premium payments because Premium Load charges are deducted from Premium payments but not from loan repayments.
If the policy owner makes a loan repayment, it will be applied to the Sub-Accounts and the Fixed Account in accordance with the allocation instructions in effect at the time the payment is received, unless the policy owner indicates otherwise.
Repaying Indebtedness will cause the Death Benefit and net Cash Surrender Value to increase accordingly.
Example:
Assume the following:
• The policy’s Cash Value is $43,000 and it is allocated entirely to the Sub-Accounts.
• There is no existing Indebtedness.
• The policy owner has requested a $6,000 policy loan at the beginning of the first Policy Year.
*For reference, the maximum policy loan would be $38,700 = $43,000 x 90% - $0.00 (Indebtedness)
Once the $6,000 loan is approved, $6,000 is paid directly to the policy owner from Nationwide. $6,000 is transferred from the Sub-Accounts to the policy loan account. This serves as collateral for Nationwide. The policy’s Indebtedness on the day of the loan is $6,000.
• At the end of the first Policy Year, assume the only loan the policy owner requested was the $6,000 loan. Assuming the policy owner has not made any loan repayments, the Indebtedness at the end of the next occurring policy anniversary is $6,120 due to $120 of accrued loan interest during the year ($6,000 + $120 = $6,120). Should a claim for the Death Benefit Proceeds be made, the Proceeds would be reduced by the $6,120 Indebtedness.
• Assuming no loan repayments are ever made, Indebtedness continues to accrue interest. All unpaid loan interest will also be treated as new policy loans and loan interest will continue to accumulate as Indebtedness
• If the policy owner submits a loan repayment, the amount of the loan repayment will be transferred from the policy loan account and credited to the Cash Value.
• If any Indebtedness exists when the Surrender Proceeds or Death Benefit Proceeds become payable, the Proceeds will be reduced by the total Indebtedness.
Lapse
The policy is at risk of Lapsing when the Cash Surrender Value is insufficient to cover the policy’s monthly deductions, see Unfavorable Sub-Account Investment Experience. Before any policy Lapse, there is a Grace Period during which the policy owner can take action to prevent the Lapse. Subject to certain conditions, the policy owner may reinstate a policy that has Lapsed.

Grace Period
The policy owner will receive notice when the Grace Period begins. The notice will state an amount of Premium required to avoid Lapse that is equal to four times the current monthly deductions. If this Premium amount is not paid within 61 days, the policy and all Riders will Lapse. The Grace Period will not alter the operation of the policy or the payment of Proceeds.
The policies will not Lapse during the first three policy years provided that on each monthly anniversary date 1) is greater than or equal to 2), where:
1)	is the sum of all Premiums paid to date minus any Indebtedness, minus any partial surrenders; and
2)	is the sum of monthly Premiums required since the Policy Date, including the monthly minimum Premium for the current monthly anniversary date.
If 1) is less than 2) and the Cash Surrender Value is less than zero, a Grace Period of 61 days from the monthly anniversary day will be allowed for the payment of sufficient Premium to satisfy the minimum Premium requirement. If sufficient Premium is not paid by the end of the Grace Period, the policy will Lapse without value. In any event, the policy will not Lapse as long as there is a positive Cash Surrender Value.
Beginning with the fourth policy year, if the Cash Surrender Value on a monthly anniversary day is not sufficient to cover the current policy charges, a Grace Period of 61 days from the monthly anniversary day will be allowed for the payment of sufficient Premium to cover the current policy charges due, plus an amount equal to three times the current monthly deduction.
Reinstatement
The policy owner may request a reinstatement of a Lapsed policy by:
•	Submitting a written request at any time within three years after the end of the Grace Period and prior to the Maturity Date; and
•	Providing further satisfactory evidence of insurability that Nationwide may require; and
❍	Paying an amount of Premium equal to the minimum monthly Premiums missed since the beginning of the Grace Period, if the policy terminated in the first three policy years; or
❍	Paying sufficient Premium to cover all policy charges that were due and unpaid during the Grace Period if the policy terminated in the fourth or later policy year; and
•	Paying sufficient Premium to keep the policy In Force for three months from the date of reinstatement; and
•	Paying or reinstating any Indebtedness against the policy which existed at the end of the Grace Period.
The policy owner may also reinstate coverage under certain Riders subject to satisfactory evidence of insurability.
If Nationwide approves the application for reinstatement and receives the required Premium, the effective date of a reinstated policy, including any Riders, will be the monthly anniversary date on or next following the date the application for reinstatement is approved. If the policy is reinstated, the Cash Value on the date of reinstatement will be set equal to the lesser of:
•	The Cash Value at the end of the Grace Period; or
•	The surrender charge for the year from the Policy Date in which the policy was reinstated.
Nationwide will add any Premiums or loan repayments made to reinstate the policy. The allocations to the Sub-Accounts in effect at the start of the Grace Period will be reinstated, unless the policy owner instructs otherwise.
Surrenders
Full Surrender
The policy may be surrendered for the Cash Surrender Value at any time while it is In Force. A surrender will be effective as of the date Nationwide receives the policy owner’s written surrender request in good order at the Service Center. Nationwide reserves the right to require written requests to be submitted on current Nationwide forms. Any applicable surrender charges will be deducted from the policy’s Cash Value, see Surrender Charge. See Payment of Policy Proceeds for additional information.

Policy Restoration after a Full Surrender
Prior to the Insured's death, Nationwide will permit restoration of a surrendered policy pursuant to established procedures to meet the requirements of state insurance law regarding the replacement of life insurance (i.e., use of the Proceeds from a surrendered policy to purchase a new policy). Restored policies will be treated as if they were never surrendered for all purposes, including Investment Experience, interest, and deduction of charges, see Policy Restoration Procedure in the Statement of Additional Information.
Partial Surrender
The policy owner may request a partial surrender of the policy's Cash Surrender Value at any time after it has been In Force for one year from the Policy Date. Currently, there is no charge for partial surrenders. Partial surrenders are permitted if they satisfy the following requirements:
(1)	The minimum amount of any partial surrender is $500;
(2)	Partial surrenders may not reduce the Base Policy Specified Amount to less than $50,000;
(3)	After a partial surrender, the Cash Surrender Value is greater than $500 or an amount equal to three times the current monthly deduction if higher;
(4)	Maximum total partial surrenders in any policy year are limited to 10% of the total net Premium payments applied to the policy. Currently, this requirement is waived beginning in the 15th year if the Cash Surrender Value is $10,000 or more after the withdrawal; and
(5)	After the partial surrender, the policy continues to qualify as life insurance under Section 7702 of the Code.
Notwithstanding anything to the contrary set forth in this prospectus, Nationwide may accept requests submitted via telephone, subject to dollar amount limitations and payment and other restrictions to prevent fraud. Nationwide reserves the right to discontinue acceptance of telephonic requests at any time upon written notice. Contact the Service Center for current limitations and restrictions, see Contacting the Service Center.
When a partial surrender is made, the Cash Value will be reduced by the amount of the partial surrender. Under Death Benefit Option 1, the Base Policy Specified Amount is reduced by the amount of the partial surrender, unless the Death Benefit is based on the applicable percentage of Cash Value. In that case, a partial surrender will decrease the Base Policy Specified Amount proportionally based on the applicable percentage of Cash Value by the amount the partial surrender exceeds the difference between the Death Benefit and Base Policy Specified Amount.
If a policy owner takes a partial surrender, Nationwide will surrender Accumulation Units proportionally from the Sub-Accounts equal to the amount of the partial surrender. If there is insufficient value in the Sub-Accounts, Nationwide will surrender amounts from the Fixed Account.
Partial surrenders may be subject to income tax penalties. They could also cause the policy to become a "modified endowment contract" under the Code, which could change the income tax treatment of any distribution from the policy, see Periodic Withdrawals, Non-Periodic Withdrawals, and Loans. See Payment of Policy Proceeds for additional information.
Reduction of Base Policy Specified Amount on a Partial Surrender
Nationwide will reduce the Cash Value of the policy by the amount of any partial surrender in the same proportion as how Cash Value is allocated among the Sub-Accounts. Nationwide will only reduce the Cash Value attributable to the Fixed Account when allocations in the Sub-Accounts are insufficient to cover the amount of the partial surrender.
Nationwide may reduce the Base Policy Specified Amount to ensure that the Net Amount At Risk does not increase due to a partial surrender. Because the policy’s Net Amount At Risk is the same before and after the reduction, a partial surrender by itself does not alter the policy's cost of insurance. The policy's charges going forward will be based on a new Base Policy Specified Amount that will change the calculation of those charges. Depending on changes in variables such as the Cash Value, these charges may increase or decrease after the reduction in Base Policy Specified Amount.
Any reduction to the Base Policy Specified Amount will be made in the following order:
•	against the most recent increase in the Base Policy Specified Amount;
•	against the next most recent increases in the Base Policy Specified Amount in succession; and

•	against the Base Policy Specified Amount under the original application.
The Death Benefit
Standard Death Benefit Options
Policy owners have a choice of one of two available death benefit options under the policy. If a death benefit option is not selected, Nationwide will issue the policy with Death Benefit Option 1. Not all death benefit options are available in all states.
Death Benefit Option 1: The Death Benefit will be the greater of the Total Specified Amount or the applicable percentage of Cash Value. The amount of the Death Benefit Proceeds will ordinarily not change for several years to reflect Investment Experience and may not change at all. If Investment Experience is favorable, the amount of the Death Benefit Proceeds may increase.
Death Benefit Option 2: The Death Benefit will be the greater of the Total Specified Amount plus the Cash Value as of the date of death or the applicable percentage of Cash Value, and will vary directly with Investment Experience.
In connection with both death benefit options, the term "applicable percentage" means:
(1)	250% when the Insured is Attained Age 40 or less at the beginning of a policy year; and
(2)	When the Insured is above Attained Age 40, the percentage shown in the "Applicable Percentage of Cash Value Table".
Applicable Percentage of Cash Value Table
Attained Age	Percentage of Cash Value
0-40	250%
41	243%
42	236%
43	229%
44	222%
45	215%
46	209%
47	203%
48	197%
49	191%
50	185%
51	178%
52	171%
53	164%
54	157%
55	150%
56	146%
57	142%
58	138%
Attained Age	Percentage of Cash Value
59	134%
60	130%
61	128%
62	126%
63	124%
64	122%
65	120%
66	119%
67	118%
68	117%
69	116%
70	115%
71	113%
72	111%
73	109%
74	107%
75	105%
76	105%
77	105%
Attained Age	Percentage of Cash Value
78	105%
79	105%
80	105%
81	105%
82	105%
83	105%
84	105%
85	105%
86	105%
87	105%
88	105%
89	105%
90	105%
91	104%
92	103%
93	102%
94	101%
95	101%
Calculation of the Death Benefit
The Death Benefit will be calculated when Nationwide has received (at the Service Center) all information required to process the claim for Death Benefit Proceeds, including, but not limited to, proof that the Insured has died and any other information Nationwide may reasonably require. The Death Benefit may be subject to an adjustment if an error or misstatement was made upon application, if the Insured dies by suicide, or benefits were paid under a Rider that accelerated all or a portion of the Death Benefit.
While the policy is In Force, the Death Benefit will never be less than the Base Policy Specified Amount. The Death Benefit will depend on the death benefit option elected, certain Riders, and the tax test elected as discussed in greater detail below. The Death Benefit may vary with the Cash Value of the policy, which is affected by Investment Experience, Indebtedness, and any due and unpaid monthly deductions that accrued during a Grace Period.

The Minimum Required Death Benefit
The policy has a Minimum Required Death Benefit. The Minimum Required Death Benefit is the lowest Death Benefit that will qualify the policy as life insurance under Section 7702 of the Code.
The tax tests for life insurance generally require that the policy have a significant element of life insurance and not be primarily an investment vehicle. At the time the policy is issued, the policy owner irrevocably elects one of the following tests to qualify the policy as life insurance under Section 7702 of the Code:
•	the cash value accumulation test; or
•	the guideline premium/cash value corridor test.
If a specific test is not elected, Nationwide will issue the policy with the guideline premium/cash value corridor test.
Cash Value Accumulation Test
The cash value accumulation test determines the Minimum Required Death Benefit by multiplying the Cash Value by a percentage calculated as described in the Code. The percentages depend upon the Insured's age, sex, and underwriting classification. Under the cash value accumulation test, there is no limit to the amount that may be paid in Premiums as long as there is sufficient Death Benefit in relation to the Cash Value at all times.
Guideline Premium/ Cash Value Corridor Test
The guideline premium/cash value corridor test determines the Minimum Required Death Benefit by comparing the Death Benefit to an applicable percentage of the Cash Value. These percentages are set out in the Code, but the percentage varies only by the Attained Age of the Insured.
In deciding which test to elect for the policy, consider the following:
•	The cash value accumulation test generally allows flexibility to pay more Premium, subject to Nationwide's approval of any increase in the policy's Net Amount At Risk that would result from higher Premium payments. Premium payments under the guideline premium/cash value corridor test are limited by Section 7702 of the Code.
•	Generally, the guideline premium/cash value corridor test produces a higher Death Benefit in the early years of the policy while the cash value accumulation test produces a higher Death Benefit in the policy's later years.
•	Monthly cost of insurance charges that vary with the amount of the Death Benefit may be greater during the years when the elected test produces a higher Death Benefit.
Regardless of which test is elected, Nationwide will monitor compliance to ensure that the policy meets the statutory definition of life insurance under the Code. As a result, the Proceeds payable under a policy should be excludable from gross income of the beneficiary for federal income tax purposes. Nationwide may refuse additional Premium payments or return Premium payments so that the policy continues to meet the Code's definition of life insurance. Consult a qualified tax advisor on all tax matters involving the policy.
Changes in the Death Benefit Option
After the first policy year, a policy owner may elect to change the death benefit option from either Death Benefit Option 1 to Death Benefit Option 2, or from Death Benefit Option 2 to Death Benefit Option 1. Nationwide will permit only one change of death benefit option per policy year. The effective date of a change will be the monthly anniversary of the Policy Date following the date Nationwide approves the change.
For any change in the death benefit option to become effective, the Cash Surrender Value after the change must be sufficient to keep the policy In Force for at least three months.
Upon effecting a death benefit option change, the Total Specified Amount may be changed (either increased or decreased) so that the Net Amount At Risk remains the same before and after the change on the date of the change. Because the policy's Net Amount At Risk remains the same before and after the change, changing the death benefit option and preserving the Net Amount At Risk by itself does not alter the policy charges. The policy charges going forward will be based on the adjusted Total Specified Amount. Depending on changes in factors such as fluctuations in the policy's Cash Value, these charges may increase or decrease after the death benefit option change.
The policy owner should request an illustration demonstrating the impact of a change in the policy's death benefit option.

Nationwide will refuse a death benefit option change that would reduce the Total Specified Amount to a level where the Premium already paid would exceed any premium limitations under the Code.
Where the policy owner has selected the guideline premium/cash value corridor test, a change in death benefit option will not be permitted if it results in the total Premium paid exceeding any premium limitations under Section 7702 of the Code.
Incontestability
Nationwide will not contest payment of the Death Benefit based on the initial Total Specified Amount after the policy has been In Force during the Insured's lifetime for two years from the Policy Date, and, in some states, within two years from a reinstatement date. For any change in Total Specified Amount requiring evidence of insurability, Nationwide will not contest payment of the Death Benefit based on such increase after it has been In Force during the Insured's lifetime for two years from its effective date, and, in some states, within two years from a subsequent reinstatement date. The incontestability period in some states may be less than two years.
Suicide
If the Insured dies by suicide within two years from the Policy Date, and, in some states, within two years of a reinstatement date, Nationwide will pay no more than the sum of the Premiums paid, less any Indebtedness, and less any partial surrenders. Similarly, if the Insured dies by suicide within two years from the date an application for an increase in the Total Specified Amount as accepted by Nationwide, and, in some states, within two years from a subsequent reinstatement date, Nationwide will pay no more than the Death Benefit Proceeds associated with insurance that has been In Force for at least two years from the Policy Date, plus the Cost of Insurance Charges associated with any increase in Total Specified Amount that has been In Force for a shorter period. The suicide period in some states may be less than two years.
Proceeds Upon Maturity
If the policy is In Force on the Maturity Date we will pay the Proceeds to the Policy Owner.
Normally, the Proceeds will be paid within seven days after receipt of the policy owner’s written request for payment of Proceeds at the Service Center. Nationwide may postpone payment of the Proceeds on the days that it is unable to price Accumulation Units, see Valuation of Accumulation Units. The Proceeds will equal the policy's Cash Value minus any Indebtedness. The policy is terminated once the Proceeds are paid.
Extending Coverage Beyond the Maturity Date
Nationwide may offer to extend coverage beyond the Maturity Date to coincide with the Insured's death, after which Nationwide will pay the Proceeds to the beneficiary. During this time, the policy owner will still be able to request partial surrenders. The extension of coverage beyond the Maturity Date will be for the policy Cash Value. If the policy owner elects to extend coverage beyond the Maturity Date, the policy will be endorsed so that:
(1)	no changes to the Base Policy Specified Amount will be allowed;
(2)	no additional Premium payments will be allowed;
(3)	100% of the Cash Value will be transferred to the fixed account;
(4)	your policy's Death Benefit will become the Cash Value, irrespective of your previous death benefit option choice;
(5)	no additional monthly periodic charges will be deducted; and
(6)	loan interest will continue to be charged on Indebtedness.
The primary purpose of the coverage extension is to continue the life insurance coverage and avoid current income taxes on any earnings in excess of your cost basis if the maturity Proceeds are taken (see, Taxes; Surrender, Lapse, Maturity).
Assuming no Indebtedness on the Maturity Date and no partial surrenders or loans are taken after the Maturity Date, the Proceeds after the Maturity Date coverage extension will equal or exceed the Proceeds at maturity. However, because the loan interest rate charged may be greater than loan interest credited, if you have an outstanding loan on or after the Maturity Date, Proceeds after the Maturity Date may be less than the proceeds at maturity.

Coverage beyond the Maturity Date will not be extended when the policy would fail the definition of life insurance under the Code (see "The Death Benefit").
Payment of Policy Proceeds
Normally, Nationwide will make a lump sum payment of the Proceeds within seven days after the written request for payment is received at the Service Center. However, Nationwide may postpone payment of the Proceeds from:
•	the general account options for up to six months;
•	on the days that it is unable to price Sub-Account Accumulation Units, see Valuation of Accumulation Units; and/or
•	as permitted or required by federal securities laws and rules and regulations of the SEC.
Death Benefit Proceeds are paid from Nationwide’s general account.
Treatment of Unclaimed Property
Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the policy Maturity Date or the date Nationwide becomes informed that a Death Benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, Nationwide is still unable to locate the beneficiary of the Death Benefit, or the beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be surrendered and placed in a non-interest bearing account. While in the non-interest bearing account, Nationwide will continue to perform due diligence required by state law. Once the state mandated period has expired, Nationwide will escheat the Death Benefit to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on Nationwide's books and records, or to Ohio, Nationwide's state of domicile. If a claim is subsequently made, the state is obligated to pay any such amount (without interest) to the designated recipient upon presentation of proper documentation.
To prevent escheatment, it is important to update beneficiary designations - including complete names, complete addresses, phone numbers, and social security numbers - as they change. Such updates should be sent to the Service Center.
Payments to Minors
Nationwide will not make payments directly to minors. Contact a legal advisor for options to facilitate payment of Policy Proceeds intended for a minor’s benefit.
Taxes
The tax treatment of life insurance policies under the Internal Revenue Code ("Code") is complex and will depend on the policy owner's particular circumstances. The policy owner should seek competent tax advice regarding the tax treatment of the policy given their situation. The following discussion provides a general overview of the Code's provisions relating to certain common life insurance policy transactions. It does not cover state, local, or other taxes. Some of the items discussed below may not be applicable to the life insurance policy described herein. It is not and cannot be comprehensive, and it cannot replace personalized advice provided by a competent tax professional.
Types of Taxes
Federal Income Tax
Generally, the United States assesses a tax on income, which is broadly defined to include all items of income from whatever source, unless specifically excluded. Certain expenditures can reduce income for tax purposes and correspondingly the amount of tax payable. These expenditures are called deductions. While there are many more income tax concepts under the Code, the concepts of "income" and "deduction" are the most fundamental to the federal income tax treatment that pertains to this policy.

Federal Transfer Tax
In addition to the income tax, the United States also assesses a tax on some or all of the value of certain transfers of property made by gift while a person is living (the federal gift tax), and by bequest or otherwise at the time of a person's death (the federal estate tax).
The federal gift tax is imposed on the value of the property (including cash) transferred by gift. Each donor is allowed to exclude an amount per recipient from the value of present interest gifts. An unlimited marital deduction may be available for certain lifetime gifts made by the donor to the donor's spouse as well as for certain amounts that pass to the decedent’s surviving spouse.
The Tax Cuts and Jobs Act (the "Act") of 2017, doubled the basic estate and gift tax exclusion amount from $5 million to $10 million for estates of persons dying and gifts occurring after December 31, 2017. The exclusion amount is adjusted annually for inflation.
If the transfer is made to someone two or more generations younger than the transferor, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"). The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes. The GSTT is imposed at a flat rate equal to the maximum estate tax rate subject to any applicable exemptions.
Buying the Policy
Federal Income Tax
Generally, the Code treats life insurance premiums as a nondeductible expense for income tax purposes.
Federal Transfer Tax
Generally, the Code treats the payment of premiums on a life insurance policy as a gift when the premium payment benefits someone else (such as when premium payments are paid by someone other than the policy owner). Gifts are not generally included in the recipient’s taxable income. If the policy owner (whether or not they are the insured) transfers ownership of the policy to another person, the transfer may be subject to a federal gift, estate, and income tax.
Investment Gain in the Policy
The income tax treatment of increases in the policy's cash value depends on whether the policy is "life insurance" under the Code. If the policy meets the statutory definition of life insurance, then the increase in the policy's cash value is not included in the policy owner's taxable income for federal income tax purposes unless it is distributed to the policy owner before the death of the insured.
To qualify as life insurance, the policy must meet certain tests set out in Section 7702 of the Code. Nationwide believes the policy meets the statutory requirements of Code Section 7702 and will monitor the policy’s compliance with Section 7702, and take whatever steps are necessary to stay in compliance.
Diversification and Investor Control
In addition to meeting the tests required under Section 7702, Section 817(h) of the Code requires that the investments of the separate account be adequately diversified. Regulations under Code Section 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the policy owner or the issuer pays an amount to the IRS. If the failure to diversify is not corrected, the income and gain in the policy would be currently taxed as ordinary income for federal income tax purposes.
Nationwide will also monitor compliance with Code Section 817(h) and the regulations applicable to Section 817(h) and, to the extent necessary, take appropriate action to remain in compliance.
For a variable life policy to receive favorable tax treatment, the life insurance company must be considered the owner of the separate account assets supporting the investment options within the policy. If the policy owner is considered to exercise investment control over the separate account assets, the policy owner will be treated as the owner of those assets and not the insurance company. As a result, the increase in the cash value attributed to the separate account assets will be taxed currently to the policyholder as ordinary income. The IRS has issued guidance that the number of underlying investment options available or the number of transfer opportunities available under a variable insurance product may be relevant in determining whether the variable policyowner will be considered the owner of the separate account assets. Revenue Ruling 2003-91 provided that if the number of underlying investment options available in a variable insurance product does not exceed 20, the number of underlying investment options alone would not cause the policy to not qualify for favorable tax treatment. The IRS has also indicated that exceeding 20 underlying investment options may be considered a factor, along with other factors including the number of transfer opportunities available under the policy, when determining whether the policy qualifies for favorable tax treatment. Should the Treasury Secretary issue additional rules or regulations that would limit the number of underlying investment options, the transfers between underlying investment options, the exchanges of underlying investment options or the manner in which you can direct the investments in an investment option such that the policy would no longer qualify as life insurance under Section 7702 of the Code, then Nationwide will take whatever steps are available to remain in compliance.
Based on the above, we believe that the policy qualifies as life insurance for federal income tax purposes.
Periodic Withdrawals, Non-Periodic Withdrawals and Loans
The tax treatment described in this section applies to withdrawals and loans, premiums Nationwide accepts but then returns in order to meet the Code's definition of life insurance, and amounts used to pay the premium on any rider to the policy.
The income tax treatment of cash distributions and loans from the policy depends on whether the policy is also a "modified endowment contract" under the Code. Generally, the income tax consequences of owning a life insurance policy that is not a modified endowment contract are more advantageous than the tax consequences of owning a life insurance policy that is a modified endowment contract.
Depending on the policy owner’s circumstances, the use of the cash value of the policy to pay for the cost of any rider to the base life policy, could be treated as a distribution, and would be subject to the rules described below. Policy owners should seek competent tax advice regarding the tax treatment of the addition of any rider to the policy taking into account the policy owner’s individual facts and circumstances.
A Life Insurance Policy that is a Modified Endowment Contract
The policies offered by this prospectus may or may not be issued as modified endowment contracts. If a policy is issued as a modified endowment contract, it will always be a modified endowment contract. A policy that is not issued as a modified endowment contract can become a modified endowment contract due to subsequent transactions with respect to the policy, such as payment of additional premiums.
Section 7702A of the Code defines a modified endowment contract as a life insurance policy where the total premiums paid at any time during the first 7 contract years exceeds the seven pay premium, which is the sum of the level annual premiums that would have been paid at that time if the policy provided for paid up benefits after the payment of 7 level annual premiums. Under certain conditions, a policy may become a modified endowment contract, or may become subject to a new 7-year testing period or may be subject to retesting because of a "material change" or a "reduction in benefits" as defined by Section 7702A(c) of the Code.
The Code provides special rules for the taxation of partial surrenders, loans, collateral assignments, and other pre-death distributions from modified endowment contracts. Under these special rules, such transactions are treated first as a distribution of gain to the extent that the cash value of the policy exceeds the 'investment in the contract' (generally, the net Premiums paid for the policy). In addition, a 10% tax penalty generally applies to the taxable portion of such distributions unless an exception to the 10% penalty applies.
All modified endowment contracts issued to the same owner by the same company during a single calendar year are required to be aggregated and treated as a single policy for purposes of determining the amount that is includible in income when a distribution occurs.
A Life Insurance Policy that is NOT a Modified Endowment Contract
If the policy is not issued as a modified endowment contract, Nationwide will monitor the policy and advise the policy owner if the payment of a premium, or other transaction, may cause the policy to become a modified endowment contract. It is only with the policy owner's written authorization that Nationwide will permit the policy to become a modified endowment contract. Otherwise, Nationwide will reject the requested action or refund any premium paid that exceeds the modified endowment limits.
Distributions from a life insurance policy that is not a modified endowment contract is generally treated as being first a return of nontaxable premiums paid or investment in the contract, and then taxable income after full recovery of the investment in the contract. Distributions not in excess of investment in the contract will reduce the owner's investment in the contract.

However, in certain circumstances a distribution from a policy that is not a modified endowment contract may not be treated as being first a return of non-taxable investment in the contract as previously described. If during the first 15 years after a policy is issued, a cash distribution is made because of or in anticipation of a reduction in the face amount of the death benefit, then the cash distribution may be fully or partially taxable to the policy owner. The policy owner should consult a competent tax advisor to carefully consider this potential tax consequence and seek further information before requesting any changes in the terms of the policy.
In general, interest paid on a policy loan will not be deductible. In addition, unlike a modified endowment contract, a loan from a life insurance policy that is not a modified endowment contract is not taxable when made, although it can be treated as a distribution if it is forgiven during the owner's lifetime. Distributions from policies that are not modified endowment contracts are not subject to the 10% early distribution penalty tax.
Surrender, Lapse, Maturity
A full surrender, cancellation of the policy by lapse, or the maturity of the policy on its maturity date may have adverse income tax consequences. If the amount received (or is deemed received upon maturity) plus total policy indebtedness exceeds the investment in the contract, then the excess generally will be treated as taxable ordinary income, regardless of whether the policy is a modified endowment contract. In certain circumstances, for example when the policy indebtedness is very large, the amount of tax could exceed the amount distributed to the policy owner at surrender.
The purpose of the maturity date extension feature is to permit the policy to continue to be treated as life insurance for tax purposes. Although Nationwide believes that the extension provision will cause the policy to continue to be treated as life insurance after the initially scheduled maturity date, that result is not certain due to a lack of specificity in the guidance on the issue. The policy owner should consult with a qualified tax advisor regarding the possible adverse tax consequences that could result from an extension of the scheduled maturity date.
Additional Medicare Tax
Section 1411 of the Code imposes a surtax of 3.8% on certain net investment income received by individuals and certain trusts and estates. The surtax is imposed on the lesser of (a) net investment income or (b) the excess of the modified adjusted gross income over a threshold amount. For individuals, the threshold amount is $250,000 (married filing jointly); $125,000 (married filing separately); or $200,000 (other individuals). The threshold for an estate or trust is $7,500.
Modified adjusted gross income is equal to adjusted gross income with several modifications; the policy owner should consult with a tax advisor regarding how to determine the policy owner’s modified adjusted gross income for purposes of determining the applicability of the surtax.
Net investment income includes, but is not limited to, interest, dividends, capital gains, rent and royalty income, and income from nonqualified annuities; and may include taxable gains from the sale or surrender of a life insurance policy.
Sale of a Life Insurance Policy
If a life insurance policy is transferred or sold, it may be taxable to the extent of the gain in the policy and, all or a portion of the gain will be treated as ordinary income. For purposes of calculating gain on the sale of a life insurance policy, the owner’s investment in the contract is not reduced for previously imposed cost of insurance (COI) charges.
Under the transfer for value rule, the sale of the policy may result in a portion of the death benefit proceeds being taxable income when paid to the beneficiary. However, exceptions to the transfer for value rule will preclude taxation of the death benefit proceeds if the transfer is to the insured under the policy, a partner of the insured, a partnership of which the insured is a partner, or to a corporation in which the insured is a shareholder or officer.
However, the exceptions to the transfer for value rule noted above are not available if the life insurance policy was transferred in a reportable policy sale. Therefore, in a reportable policy sale some portion of the death benefit proceeds will taxable.
Special tax reporting requirements apply to the sale of a life insurance policy in a reportable policy sale or the transfer of a life insurance policy to a foreign person. Under these reporting requirements the buyer of a life insurance policy in a reportable policy sale must report the amount of the sales proceeds to the IRS and to the insurance company that issued the policy. Upon receipt of 1) notice of sale from the buyer or 2) any notice of a transfer of a life insurance policy to a foreign person, the insurance company is then required to report information related to the life insurance policy to the IRS. A policy owner contemplating the transfer or sale of the policy should consult a qualified tax advisor.

Exchanging the Policy for Another Life Insurance Policy
Generally, policy owners will be taxed on amounts received in excess of the investment in the contract when the policy is surrendered in full. However, if the policy is exchanged for another life insurance policy, endowment contract, or annuity contract, the policy owner will not be taxed on the excess amount if the exchange meets the requirements of Code Section 1035. To satisfy Section 1035, the insured named in the policy must be the insured under the new policy.
If the policy or contract is subject to a policy indebtedness that is discharged as part of the exchange transaction, the discharge of the indebtedness may be taxable. Policy owners should consult with their personal tax or legal advisors in structuring any policy exchange transaction.
Federal Income Taxation of Death Benefits
Death of Insured
Under Section 101 of the Code, the death benefit is generally excludable from the beneficiary’s gross income by reason of the insured’s death. However, if the policy had been transferred to a new policy owner for valuable consideration (e.g., through a sale of the policy), a portion of the death benefit may be includible in the beneficiary’s gross income when it is paid (see, Sale of a Life Insurance Policy).
The payout option selected by the policy's beneficiary may affect how the payments received by the beneficiary are taxed. Under the various payout options, the amount payable to the beneficiary may include earnings on the death benefit, which will be taxable as ordinary income. For example, if the beneficiary elects to receive interest only, then the entire amount of the interest payment will be taxable to the beneficiary; if a periodic payment (whether for a fixed period or for life) is selected, then a portion of each payment will be taxable interest income, and a portion will be treated as the nontaxable payment of the death benefit. The policy's beneficiaries should consult with their tax advisors to determine the tax consequences of electing a payout option, based on their individual circumstances.
Accelerated Death Benefits
The death benefit under a life insurance policy may be distributed at a time earlier than the death of the insured, and all or a portion of the distribution may still be excludable from gross income under the Code.
Terminal Illness
The death benefit under a life insurance policy may be distributed when the insured is considered a "terminally ill individual" as that term is defined under Section 101 of the Code. In this situation the distribution is treated as paid by reason of death of the insured and will generally be excluded from gross income under Section 101 of the Code.
Federal Transfer (Estate, Gift and Generation Skipping Transfer) Taxes
When the insured dies, the death benefit will generally be included in the insured's federal gross estate if: (1) the proceeds were payable to or for the benefit of the insured's estate; or (2) the insured held any "incident of ownership" in the policy at death or at any time within three years of death. An incident of ownership, in general, is any right in the policy that may be exercised by the policy owner, such as the right to borrow on the policy or the right to name a new beneficiary.
If the beneficiary is two or more generations younger than the insured, the death benefit may be subject to the GSTT. Pursuant to regulations issued by the Treasury, Nationwide may be required to withhold a portion of the proceeds and pay them directly to the IRS as the GSTT payment.
If the policy owner is not the insured or a beneficiary, then payment of the death benefit to the beneficiary will be treated as a gift to the beneficiary from the policy owner.
Special Considerations for Corporations
Special federal income tax considerations for life insurance policies owned by employers
Sections 101(j) and 6039I of the Code provide special rules regarding the tax treatment of death benefits that are payable under life insurance policies owned by the employer of the insured. These provisions are generally effective for life insurance policies issued after August 17, 2006. If a life insurance policy was originally issued on or before August 17, 2006, but materially modified after that date, it will be treated as having been issued after that date for purposes of

Section 101(j). Policies issued after August 17, 2006 in a Section 1035 exchange for a contract issued before that date are generally excluded from the operation of these provisions, provided that the policy received in the exchange does not have a material increase in death benefit or other material change with respect to the old policy.
Section 101(j) provides the general rule that, with respect to an employer-owned life insurance policy, the amount of death benefit payable to the employer that may be excluded from income cannot exceed the sum of premiums paid and other payments made by the policy owner for the policy. Consequently, under this general rule, some portion of the death benefit will be taxable.
The general rule of taxability will not apply if the statutory notice and consent requirements are satisfied before the policy is issued and one of the following apply:
1.	The insured was an employee at any time during the 12-month period before the insured’s death.
2.	At the time that the policy is issued, the insured is either a director, a "highly compensated employee" (as defined in the Code), or a "highly compensated individual" (as defined in the Code).
3.	The death benefit is paid to a family member of the insured (as defined under the Code), an individual who is a designated beneficiary (other than the employee) of the insured, a trust established for either the family member’s or beneficiary’s benefit, or the insured’s estate, or
4.	The death benefit is used to buy an equity interest in the employer from the family member of the insured, beneficiary, trust or estate.
Code Section 6039I requires any policy owner of an employer-owned policy to file an annual return showing (a) the number of employees of the policy owner, (b) the number of such employees insured under employer-owned policies at the end of the year, (c) the total amount of insurance in force with respect to those policies at the end of the year, (d) the name, address, taxpayer identification number and type of business of the policy owner, and (e) that the policy owner has a valid consent for each insured (or, if all consents are not obtained, the number of insured employees for whom such consent was not obtained). Proper recordkeeping is also required by this section.
It is the employer’s responsibility to (a) provide the proper notice to each insured, (b) obtain the proper consent from each insured, (c) inform each insured in writing that the employer-owner will be the beneficiary of any proceeds payable upon the death of the insured, and (d) file the annual return required by Section 6039I. If the employer-owner fails to provide the necessary notice and information, or fails to obtain the necessary consent, the death benefit will be taxable when received. If the employer-owner fails to file a properly completed return under Section 6039I, a penalty may apply.
Due to the complexity of these rules, and because they are affected by the policy owner’s facts and circumstances, the policy owner should consult with legal and tax counsel and other competent advisors regarding these matters.
Limitation on interest and other business deductions
Section 264 of the Code imposes a number of limitations on the interest and other business deductions that may otherwise be available to businesses that own life insurance policies. In addition, the premium paid by a business for a life insurance policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the policy.
Federal appellate and trial courts have examined the economic substance of transactions involving life insurance policies owned by corporations. These cases involved relatively large loans against the policy's cash value as well as tax deductions for the interest paid on the policy loans by the corporate policy owner to the insurance company. Under the particular factual circumstances in these cases, the courts determined that the corporate policy owners should not have taken tax deductions for the interest paid. Accordingly, the court determined that the corporations should have paid taxes on the amounts deducted. Corporations should consider, in consultation with tax advisors familiar with these matters, the impact of these decisions on the corporation's intended use of the policy.
Due to the complexity of these rules, and because they are affected by the policy owner's facts and circumstances, the policy owner should consult with legal and tax counsel and other competent advisors regarding these matters.
Business Uses of the Policy
The life insurance policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans, and others. The tax consequences of these plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the policy owner is contemplating using the policy in any arrangement the value of which depends in part on its tax consequences, the policy owner should be sure to consult a tax advisor as to tax attributes of the arrangement.
Non-Resident Aliens and Other Persons Who are Not Citizens of the United States
Special income tax laws and rules apply to non-resident aliens of the United States including certain withholding requirements with respect to pre-death distributions from the policy. In addition, foreign law may impose additional taxes on the policy, the death benefit, or other distributions and/or ownership of the policy.
In addition, special gift, estate and GSTT laws and rules may apply to non-resident aliens, and to transfers to persons who are not citizens of the United States, including limitations on the marital deduction if the surviving or donee spouse is not a citizen of the United States.
If the policy owner is a non-resident alien, or a resident alien, or if any of the policy's beneficiaries (including the policy owner's spouse) are not citizens of the United States, the policy owner should confer with a competent tax advisor with respect to the tax treatment of this policy.
If the policy owner, the insured, the beneficiary, or other person receiving any benefit or interest in or from the policy, are not both a resident and citizen of the United States, there may be a tax imposed by a foreign country that is in addition to any tax imposed by the United States. The foreign law (including regulations, rulings, treaties with the United States, and case law) may change and impose additional or increased taxes on the policy, payment of the death benefit, or other distributions and/or ownership of the policy.
FATCA
Under Sections 1471 through 1474 of the Internal Revenue Code (commonly referred to as FATCA), distributions from a policy to a foreign financial institution or to a nonfinancial foreign entity, each as described by FATCA, may be subject to United States tax withholding at a flat rate equal to 30% of the taxable amount of the distribution, irrespective of the status of any beneficial owner of the policy or of the distribution. Nationwide may require you to provide certain information or documentation (e.g., Form W-9 or Form W-8BEN) to determine its withholding requirements under FATCA.
Withholding and Tax Reporting
Distribution of taxable income from a life insurance policy, including a life insurance policy that is a modified endowment contract, is subject to federal income tax withholding. Generally, the recipient may elect not to have the withholding taken from the distribution. Nationwide will withhold income tax unless the policy owner advises Nationwide, in writing, of their request not to withhold. If the policy owner requests that taxes not be withheld, or if the taxes withheld are insufficient, the policy owner may be liable for payment of an estimated tax.
A policy owner is not permitted to waive withholding if the payee does not provide Nationwide with a taxpayer identification number; or if Nationwide receives notice from the Internal Revenue Service that the taxpayer identification number furnished by the payee is incorrect. In that instance, a distribution will be subject to withholding rates established by Section 3405 of the Code and will be applied against the amount of income that is distributed.
However, interest earned on a death benefit may be subject to mandatory back-up withholding. Mandatory backup withholding means that Nationwide is required to withhold taxes on income earned at the rate established by Section 3406 of the Code. Mandatory backup withholding may arise if Nationwide has not been provided a taxpayer identification number, or if the IRS notifies Nationwide that back-up withholding is required.
In certain employer-sponsored life insurance arrangements, participants may be required to report for income tax purposes, one or more of the following:
•	the value each year of the life insurance protection provided;
•	an amount equal to any employer-paid Premiums;
•	some or all of the amount by which the current value exceeds the employer's interest in the policy; and/or
•	interest that is deemed to have been forgiven on a loan that Nationwide deems to have been made by the employer.
Participants in an employer-sponsored plan relating to this policy should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal advisor to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.

Taxes and the Value of the Policy
For federal income tax purposes, a separate account is not a separate entity from the company. Thus, the tax status of the separate account is not distinct from our status as a life insurance company. Investment income and realized capital gains on the assets of the separate account are reinvested and taken into account in determining the value of accumulation units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policies.
At present, Nationwide does not expect to incur any federal income tax liability that would be chargeable to the accumulation units. Based upon these expectations, no charge is being made against the policy's accumulation units for federal income taxes. If, however, Nationwide determines that taxes may be incurred, Nationwide reserves the right to assess a charge for these taxes.
Nationwide may also incur state and local taxes (in addition to those described in the discussion of the premium taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for such taxes may be made that would decrease the value of the policy's accumulation units.
Tax Changes
The foregoing is a general discussion of various tax matters pertaining to life insurance policies. It is based on our understanding of federal tax laws as currently interpreted by the IRS, is general and is not intended as tax advice. The policy owner should consult their independent legal, tax and/or financial professional.
The Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of life insurance policies. There is no way to know whether the federal tax treatment of life insurance policies will continue. Future legislation, regulation, or interpretation may adversely impact the federal tax treatment of life insurance policies. In addition, current state law (which is not discussed herein) and future amendments to state law may affect the tax consequences of the policy. The policy owner should consult their independent legal, tax and/or financial professional.
Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a policy may be changed retroactively. There is no way of predicting if, when, or to what extent any such change may take place. Nationwide makes no representation as to the likelihood of the continuation of these current laws, interpretations, and policies.
Legal Proceedings
Nationwide Life Insurance Company
Nationwide Financial Services, Inc. (NFS, or collectively with its subsidiaries, (the "Company")) was formed in November 1996. NFS is the holding company for Nationwide Life Insurance Company (NLIC), Nationwide Life and Annuity Insurance Company (NLAIC) and other companies that comprise the life insurance and retirement savings operations of the Nationwide group of companies (Nationwide). This group includes Nationwide Financial Network (NFN), an affiliated distribution network that markets directly to its customer base. NFS is incorporated in Delaware and maintains its principal executive offices in Columbus, Ohio.
The Company is subject to legal and regulatory proceedings in the ordinary course of its business. These include proceedings specific to the Company and proceedings generally applicable to business practices in the industries in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope, and many uncertainties. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings is not likely to have a material adverse effect on the Company’s financial condition.
The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the Internal Revenue Service, the Office of the Comptroller of the Currency, and state insurance authorities. Such regulatory entities may, in the normal course of business, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. With respect to all such scrutiny directed at the Company or its affiliates, the Company is cooperating with regulators.

Nationwide Investment Services Corporation
The general distributor, NISC (the "Company"), is subject to legal and regulatory proceedings in the ordinary course of its business. These include proceedings specific to the Company and proceedings generally applicable to business practices in the industries in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope and many uncertainties. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings is not likely to have a material adverse effect on the Company’s financial condition.
The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the Internal Revenue Service, the Office of the Comptroller of the Currency and state securities divisions. Such regulatory entities may, in the normal course of business, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. With respect to all such scrutiny directed at the Company or its affiliates, the Company is cooperating with regulators.
Financial Statements
Financial statements for the Variable Account and financial statements and schedules of Nationwide are located in the Statement of Additional Information. A current Statement of Additional Information may be obtained, without charge, by contacting the Service Center, or can be found online at https://nationwide.onlineprospectus.net/NW/C000025924NW/index.php?ctype=product_sai.

Appendix A: Underlying Mutual Funds Available Under the Policy
The following is a list of underlying mutual funds available under the policy. More information about the underlying mutual funds is available in the prospectuses for the underlying mutual funds, which may be amended from time to time and can be found online at https://nationwide.onlineprospectus.net/NW/C000025924NW/index.php. This information can also be obtained at no cost by calling 1-800-848-6331 or by sending an email request to FLSS@nationwide.com. Depending on the optional benefits chosen, access to certain underlying mutual funds may be limited.
The current expenses and performance information below reflects fees and expenses of the underlying mutual funds, but do not reflect the other fees and expenses that the policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each underlying mutual fund’s past performance is not necessarily an indication of future performance.
Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
Equity	AllianceBernstein Variable Products Series Fund, Inc. - AB VPS International Value Portfolio: Class B This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2020 Investment Advisor: AllianceBernstein L.P.	1.15%	10.85%	4.97%	5.43%
Equity	AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Small/Mid Cap Value Portfolio: Class B Investment Advisor: AllianceBernstein L.P.	1.05%	35.60%	9.87%	12.84%
Equity	Allspring Variable Trust - VT Small Cap Growth Fund: Class 2 Investment Advisor: Allspring Funds Management, LLC Investment Sub-Advisor: Allspring Global Investments, LLC	1.17%	7.64%	22.00%	16.22%
Fixed Income	American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class II Investment Advisor: American Century Investment Management, Inc.	0.71%	6.26%	5.01%	2.81%
Equity	American Century Variable Portfolios, Inc. - American Century VP Disciplined Core Value Fund: Class I This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2006 Investment Advisor: American Century Investment Management, Inc.	0.70%	23.65%	13.96%	13.70%
Equity	American Century Variable Portfolios, Inc. - American Century VP Mid Cap Value Fund: Class I Investment Advisor: American Century Investment Management, Inc.	0.75%*	23.20%	9.41%	12.83%
Equity	American Century Variable Portfolios, Inc. - American Century VP Value Fund: Class II This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2022 Investment Advisor: American Century Investment Management, Inc.	0.88%*	24.28%	9.39%	11.89%
Equity	American Funds Insurance Series® - New World Fund®: Class 4 Investment Advisor: Capital Research and Management Company	1.09%*	4.62%	12.95%	8.43%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
Fixed Income	American Funds Insurance Series® - U.S. Government Securities Fund: Class 2 Investment Advisor: Capital Research and Management Company	0.48%*	-0.62%	3.29%	2.28%
Equity	American Funds Insurance Series® - Washington Mutual Investors Fund: Class 4 Investment Advisor: Capital Research and Management Company	0.77%*	27.51%	12.21%	13.55%
Fixed Income	BlackRock Variable Series Funds II, Inc. - BlackRock High Yield V.I. Fund: Class III Investment Advisor: BlackRock Advisors, LLC Investment Sub-Advisor: BlackRock Financial Management, Inc.	0.81%*	5.25%	6.11%	6.49%
Fixed Income	BlackRock Variable Series Funds II, Inc. - BlackRock Total Return V.I. Fund: Class III Investment Advisor: BlackRock Advisors, LLC Investment Sub-Advisor: BlackRock Financial Management, Inc.	0.78%*	-1.66%	3.60%	3.30%
Equity	BlackRock Variable Series Funds, Inc. - BlackRock Equity Dividend V.I. Fund: Class III This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2017 Investment Advisor: BlackRock Advisors, LLC Sub-Advisor: BlackRock Investment Management, LLC	0.91%*	20.29%	11.36%	11.56%
Allocation	BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund: Class III Investment Advisor: BlackRock Advisors, LLC Investment Sub-Advisor: BlackRock Investment Management, LLC	1.00%*	6.41%	9.71%	7.67%
Equity	BNY Mellon Investment Portfolios - MidCap Stock Portfolio: Service Shares This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2021 Investment Advisor: BNY Mellon Investment Adviser, Inc. Sub-Advisor: Newton Investment Management North America, LLC	1.05%*	25.56%	9.49%	12.25%
Equity	BNY Mellon Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2013 Investment Advisor: BNY Mellon Investment Adviser, Inc.	0.60%*	26.14%	11.77%	13.88%
Equity	BNY Mellon Stock Index Fund, Inc.: Initial Shares This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2013 Investment Advisor: BNY Mellon Investment Adviser, Inc. Sub-Advisor: Mellon Investments Corporation	0.26%	28.41%	18.16%	16.25%
Equity	BNY Mellon Sustainable U.S. Equity Portfolio, Inc.: Initial Shares This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2004 Investment Advisor: BNY Mellon Investment Adviser, Inc. Sub-Advisor: Newton Investment Management Limited	0.67%	26.99%	18.48%	15.59%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
Fixed Income	Columbia Funds Variable Series Trust II - Columbia Variable Portfolio - High Yield Bond Fund: Class 2 Investment Advisor: Columbia Management Investment Advisors, LLC	0.91%*	4.78%	5.75%	6.32%
Equity	Delaware VIP Trust - Delaware VIP Small Cap Value Series: Service Class (formerly, Delaware Variable Insurance Product Trust - Delaware VIP Small Cap Value Series: Service Class) Investment Advisor: Delaware Management Company, Inc.	1.05%	34.01%	9.21%	11.78%
Fixed Income	Eaton Vance Variable Trust - Eaton Vance VT Floating-Rate Income Fund: Initial Class Investment Advisor: Eaton Vance Management	1.18%	3.62%	3.18%	3.52%
Fixed Income	Federated Hermes Insurance Series - Federated Hermes Quality Bond Fund II: Primary Shares This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2008 Investment Advisor: Federated Investment Management Company	0.74%*	-1.39%	3.82%	3.69%
Equity	Fidelity Variable Insurance Products - Emerging Markets Portfolio: Service Class 2 Investment Advisor: Fidelity Management & Research Company (FMR) Investment Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited, FIL Investment Advisors, FIL Investment Advisors (UK) Limited and FIL Investments (Japan) Limited	1.16%	-2.41%	14.70%	8.17%
Allocation	Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2010 Portfolio: Service Class Investment Advisor: Fidelity Management & Research Company (FMR)	0.52%	5.79%	8.34%	7.56%
Allocation	Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2020 Portfolio: Service Class Investment Advisor: Fidelity Management & Research Company (FMR)	0.60%	9.46%	10.57%	9.14%
Allocation	Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2030 Portfolio: Service Class Investment Advisor: Fidelity Management & Research Company (FMR)	0.67%	12.24%	12.64%	10.97%
Allocation	Fidelity Variable Insurance Products Fund - VIP Balanced Portfolio: Service Class 2 Investment Advisor: Fidelity Management & Research Company (FMR) Investment Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.71%	17.99%	14.69%	12.37%
Equity	Fidelity Variable Insurance Products Fund - VIP Contrafund® Portfolio: Service Class 2 Investment Advisor: Fidelity Management & Research Company (FMR) Investment Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.85%	27.51%	19.86%	16.34%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
Equity	Fidelity Variable Insurance Products Fund - VIP Energy Portfolio: Service Class 2 Investment Advisor: Fidelity Management & Research Company (FMR) Investment Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.90%	54.82%	-3.54%	0.01%
Equity	Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Service Class Investment Advisor: Fidelity Management & Research Company (FMR) Investment Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.61%	24.82%	11.83%	12.42%
Equity	Fidelity Variable Insurance Products Fund - VIP Growth & Income Portfolio: Service Class 2 Investment Advisor: Fidelity Management & Research Company (FMR) Investment Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.77%	25.63%	13.16%	13.78%
Equity	Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class Investment Advisor: Fidelity Management & Research Company (FMR) Investment Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.71%	23.08%	26.16%	19.57%
Fixed Income	Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Service Class This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2016 Investment Advisor: Fidelity Management & Research Company (FMR) Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.77%	4.49%	4.93%	5.52%
Fixed Income	Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class Investment Advisor: Fidelity Management & Research Company (FMR) Investment Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.49%	-0.79%	4.22%	3.44%
Equity	Fidelity Variable Insurance Products Fund - VIP Mid Cap Portfolio: Service Class This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2017 Investment Advisor: Fidelity Management & Research Company (FMR) Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.71%	25.50%	13.49%	13.17%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
Equity	Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class Investment Advisor: Fidelity Management & Research Company (FMR) Investment Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited, FIL Investment Advisors, FIL Investment Advisors (UK) Limited and FIL Investments (Japan) Limited	0.87%	19.57%	14.31%	10.71%
Equity	Fidelity Variable Insurance Products Fund - VIP Real Estate Portfolio: Service Class 2 Investment Advisor: Fidelity Management & Research Company (FMR) Investment Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.89%	38.64%	9.05%	10.13%
Equity	Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class 2 Investment Advisor: Fidelity Management & Research Company (FMR) Investment Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.88%	33.34%	13.66%	13.46%
Equity	Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2006 Investment Advisor: Fidelity Management & Research Company (FMR) Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.73%	33.47%	13.82%	13.62%
Allocation	Franklin Templeton Variable Insurance Products Trust - Franklin Allocation VIP Fund: Class 2 This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2021 Investment Advisor: Franklin Advisers, Inc.	0.82%*	11.68%	8.63%	8.95%
Allocation	Franklin Templeton Variable Insurance Products Trust - Franklin Income VIP Fund: Class 2 This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2022 Investment Advisor: Franklin Advisers, Inc.	0.72%	16.75%	7.44%	7.37%
Equity	Franklin Templeton Variable Insurance Products Trust - Franklin Small Cap Value VIP Fund: Class 2 This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2013 Investment Advisor: Franklin Mutual Advisers, LLC	0.91%	25.36%	9.94%	12.12%
Equity	Franklin Templeton Variable Insurance Products Trust - Templeton Developing Markets VIP Fund: Class 2 This underlying mutual fund is only available in contracts for which good order applications were received before April 30, 2014 Investment Advisor: Templeton Asset Management, Ltd.	1.44%	-5.73%	10.59%	4.84%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
Equity	Franklin Templeton Variable Insurance Products Trust - Templeton Foreign VIP Fund: Class 2 This underlying mutual fund is only available in contracts for which good order applications were received before April 30, 2014 Investment Advisor: Templeton Investment Counsel, LLC	1.11%*	4.15%	2.71%	4.00%
Fixed Income	Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond VIP Fund: Class 2 This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2019 Investment Advisor: Franklin Advisers, Inc.	0.76%*	-4.99%	-0.94%	1.12%
Alternative	Goldman Sachs Variable Insurance Trust - Goldman Sachs Multi-Strategy Alternatives Portfolio: Service Shares Investment Advisor: Goldman Sachs Asset Management, L.P.	1.25%*	4.83%	3.60%
Allocation	Goldman Sachs Variable Insurance Trust - Goldman Sachs Trend Driven Allocation Fund: Service Shares This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2018 Investment Advisor: Goldman Sachs Asset Management, L.P.	0.94%*	16.17%	7.93%
Equity	Invesco - Invesco V.I. Discovery Mid Cap Growth Fund: Series I Investment Advisor: Invesco Advisers, Inc.	0.83%	19.09%	23.08%	17.83%
Equity	Invesco - Invesco V.I. Discovery Mid Cap Growth Fund: Series II This underlying mutual fund is only available in contracts for which good order applications were received before April 30, 2020 Investment Advisor: Invesco Advisers, Inc.	1.08%	18.79%	22.75%	17.53%
Equity	Invesco - Invesco V.I. Global Fund: Series I Investment Advisor: Invesco Advisers, Inc.	0.78%	15.48%	18.17%	14.24%
Fixed Income	Invesco - Invesco V.I. Global Strategic Income Fund: Series I Investment Advisor: Invesco Advisers, Inc.	0.87%*	-3.41%	2.37%	3.16%
Equity	Invesco - Invesco V.I. Main Street Mid Cap Fund: Series II Shares This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2015 Investment Advisor: Invesco Advisers, Inc.	1.18%	22.86%	11.14%	10.52%
Equity	Invesco - Invesco V.I. Main Street Small Cap Fund: Series I Investment Advisor: Invesco Advisers, Inc.	0.84%	22.55%	13.73%	14.68%
Equity	Invesco Oppenheimer V.I. International Growth Fund: Series II Investment Advisor: Invesco Advisers, Inc.	1.25%*	10.12%	11.64%	9.47%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
Allocation	Ivy Variable Insurance Portfolios - Delaware Ivy Asset Strategy: Class II This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2017 Investment Advisor: Delaware Management Company Sub-Advisor: Macquarie Investment Management Global Limited, Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Europe Limited	0.87%*	10.44%	11.36%	8.01%
Fixed Income	Ivy Variable Insurance Portfolios - Delaware Ivy High Income: Class II This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2017 Investment Advisor: Delaware Management Company Sub-Advisor: Macquarie Investment Management Global Limited, Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Europe Limited	0.95%	6.06%	5.47%	6.60%
Equity	Ivy Variable Insurance Portfolios - Delaware Ivy Mid Cap Growth: Class II Investment Advisor: Delaware Management Company Investment Sub-Advisor: Macquarie Funds Management Hong Kong Limited and Macquarie Investment Management Global Limited	1.10%*	16.35%	24.84%	17.04%
Allocation	Janus Aspen Series - Janus Henderson Balanced Portfolio: Service Shares Investment Advisor: Janus Henderson Investors US LLC	0.86%	16.90%	14.10%	11.53%
Fixed Income	Janus Aspen Series - Janus Henderson Flexible Bond Portfolio: Service Shares Investment Advisor: Janus Henderson Investors US LLC	0.82%*	-1.11%	3.98%	3.42%
Equity	Janus Aspen Series - Janus Henderson Forty Portfolio: Service Shares This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2014 Investment Advisor: Janus Henderson Investors US LLC	1.02%	22.60%	25.26%	19.99%
Equity	Janus Aspen Series - Janus Henderson Global Technology and Innovation Portfolio: Service Shares Investment Advisor: Janus Henderson Investors US LLC	0.97%	17.74%	30.31%	22.95%
Equity	Janus Aspen Series - Janus Henderson Overseas Portfolio: Service Shares This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2016 Investment Advisor: Janus Henderson Investors US LLC	1.12%	13.28%	13.07%	5.98%
Equity	JPMorgan Insurance Trust - JPMorgan Insurance Trust Mid Cap Value Portfolio: Class 1 Investment Advisor: J.P. Morgan Investment Management Inc.	0.76%	29.88%	10.63%	12.99%
Equity	Lazard Retirement Series, Inc. - Lazard Retirement Emerging Markets Equity Portfolio: Service Shares This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2021 Investment Advisor: Lazard Asset Management LLC	1.38%	5.46%	5.07%	3.57%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
Fixed Income	Lord Abbett Series Fund, Inc. - Total Return Portfolio: Class VC Investment Advisor: Lord, Abbett & Co. LLC	0.71%	-0.23%	3.61%	3.32%
Equity	MFS® Variable Insurance Trust - MFS New Discovery Series: Service Class Investment Advisor: Massachusetts Financial Services Company	1.12%*	1.57%	21.00%	15.86%
Equity	MFS® Variable Insurance Trust - MFS Value Series: Service Class Investment Advisor: Massachusetts Financial Services Company	0.95%*	25.15%	11.97%	13.13%
Equity	MFS® Variable Insurance Trust II - MFS International Growth Portfolio: Service Class Investment Advisor: Massachusetts Financial Services Company	1.13%*	8.99%	13.94%	9.72%
Equity	MFS® Variable Insurance Trust II - MFS International Intrinsic Value Portfolio: Service Class Investment Advisor: Massachusetts Financial Services Company	1.14%*	10.27%	13.78%	12.15%
Equity	MFS® Variable Insurance Trust II - MFS Research International Portfolio: Service Class Investment Advisor: Massachusetts Financial Services Company	1.20%*	11.26%	11.90%	8.10%
Equity	MFS® Variable Insurance Trust III - MFS Mid Cap Value Portfolio: Service Class Investment Advisor: Massachusetts Financial Services Company	1.04%*	30.60%	12.14%	13.30%
Fixed Income	Morgan Stanley Variable Insurance Fund, Inc. - Core Plus Fixed Income Portfolio: Class I This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2009 Investment Advisor: Morgan Stanley Investment Management Inc.	0.67%*	-0.32%	4.68%	4.54%
Fixed Income	Morgan Stanley Variable Insurance Fund, Inc. - Emerging Markets Debt Portfolio: Class I This underlying mutual fund is no longer available to receive transfers or new purchase payments effective May 1, 2004 Investment Advisor: Morgan Stanley Investment Management Inc. Sub-Advisor: Morgan Stanley Investment Management Limited	1.10%*	-2.02%	3.82%	3.86%
Equity	Morgan Stanley Variable Insurance Fund, Inc. - Global Infrastructure Portfolio: Class II Investment Advisor: Morgan Stanley Investment Management Inc.	1.12%*	14.00%	8.29%	8.99%
Equity	Morgan Stanley Variable Insurance Fund, Inc. - Growth Portfolio: Class II Investment Advisor: Morgan Stanley Investment Management Inc.	0.82%*	-0.14%	34.24%	23.94%
Equity	Nationwide Variable Insurance Trust - NVIT AllianzGI International Growth Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Allianz Global Investors U.S. LLC	0.97%*	-1.08%	15.88%	10.98%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
Equity	Nationwide Variable Insurance Trust - NVIT Allspring Discovery Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Allspring Global Investments, LLC	0.82%*	-4.70%	20.15%	16.02%
Allocation	Nationwide Variable Insurance Trust - NVIT American Funds Asset Allocation Fund: Class II Investment Advisor: Capital Research and Management Company, Nationwide Fund Advisors	0.94%*	14.70%	11.29%	10.90%
Fixed Income	Nationwide Variable Insurance Trust - NVIT American Funds Bond Fund: Class II Investment Advisor: Capital Research and Management Company, Nationwide Fund Advisors	0.85%*	-0.71%	3.82%	2.86%
Equity	Nationwide Variable Insurance Trust - NVIT American Funds Global Growth Fund: Class II Investment Advisor: Capital Research and Management Company, Nationwide Fund Advisors	1.21%*	16.00%	19.23%	15.19%
Equity	Nationwide Variable Insurance Trust - NVIT American Funds Growth Fund: Class II Investment Advisor: Capital Research and Management Company, Nationwide Fund Advisors	1.00%*	21.53%	24.94%	19.24%
Equity	Nationwide Variable Insurance Trust - NVIT American Funds Growth-Income Fund: Class II Investment Advisor: Capital Research and Management Company, Nationwide Fund Advisors	0.94%*	23.64%	15.94%	14.97%
Fixed Income	Nationwide Variable Insurance Trust - NVIT Amundi Multi Sector Bond Fund: Class I This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2021 Investment Advisor: Nationwide Fund Advisors Sub-Advisor: Amundi Asset Management, US	0.83%	5.23%	4.41%	4.20%
Equity	Nationwide Variable Insurance Trust - NVIT AQR Large Cap Defensive Style Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: AQR Capital Management, LLC	0.79%	21.88%	15.95%	14.74%
Equity	Nationwide Variable Insurance Trust - NVIT BlackRock Equity Dividend Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: BlackRock Investment Management, LLC	0.80%*	20.29%	11.67%	12.90%
Allocation	Nationwide Variable Insurance Trust - NVIT BlackRock Managed Global Allocation Fund: Class II Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: BlackRock Investment Management, LLC and Nationwide Asset Management, LLC	1.15%*	4.42%	8.30%
Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Aggressive Fund: Class II Investment Advisor: Nationwide Fund Advisors	1.12%*	20.09%	12.37%	11.60%
Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Balanced Fund: Class II Investment Advisor: Nationwide Fund Advisors	0.96%*	10.99%	8.24%	7.55%
Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Capital Appreciation Fund: Class II Investment Advisor: Nationwide Fund Advisors	1.01%*	15.75%	10.53%	9.68%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Conservative Fund: Class II Investment Advisor: Nationwide Fund Advisors	0.87%*	4.38%	5.18%	4.53%
Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Managed Growth & Income Fund: Class II Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Nationwide Asset Management, LLC	1.03%*	10.07%	7.03%
Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Managed Growth Fund: Class II Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Nationwide Asset Management, LLC	1.03%*	15.41%	9.37%
Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderate Fund: Class II Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Nationwide Asset Management, LLC	0.98%*	13.46%	9.45%	8.67%
Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderately Aggressive Fund: Class II Investment Advisor: Nationwide Fund Advisors	1.06%*	18.05%	11.59%	10.56%
Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderately Conservative Fund: Class II Investment Advisor: Nationwide Fund Advisors	0.94%*	9.02%	7.29%	6.63%
Fixed Income	Nationwide Variable Insurance Trust - NVIT BNY Mellon Core Plus Bond Fund: Class P Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Insight North America LLC	0.73%*	-0.80%	4.02%	3.34%
Equity	Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Core Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Newton Investment Management Limited	0.61%*	30.24%	21.78%	17.80%
Equity	Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class I This underlying mutual fund is no longer available to receive transfers or new purchase payments effective September 11, 2020 Investment Advisor: Nationwide Fund Advisors Sub-Advisor: Newton Investment Management Limited	0.90%	34.52%	11.29%	12.91%
Equity	Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class X Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Newton Investment Management Limited	0.77%	34.70%	11.33%	12.92%
Equity	Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class Z This underlying mutual fund is no longer available to receive transfers or new purchase payments effective September 11, 2020 Investment Advisor: Nationwide Fund Advisors Sub-Advisor: Newton Investment Management Limited	1.02%	34.35%	11.04%	12.64%
Equity	Nationwide Variable Insurance Trust - NVIT BNY Mellon Sustainable U.S. Equity Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Newton Investment Management Limited	0.85%*	26.80%	15.14%	14.28%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
Equity	Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class I This underlying mutual fund is no longer available to receive transfers or new purchase payments effective October 16, 2020 Investment Advisor: Nationwide Fund Advisors Sub-Advisor: Columbia Management Investment Advisers, LLC	1.03%*	10.39%	6.20%	5.64%
Equity	Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class X Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Columbia Management Investment Advisers, LLC	0.89%*	10.57%	6.24%	5.66%
Fixed Income	Nationwide Variable Insurance Trust - NVIT Core Bond Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Nationwide Asset Management, LLC	0.59%	-1.02%	3.70%	3.37%
Fixed Income	Nationwide Variable Insurance Trust - NVIT DoubleLine Total Return Tactical Fund: Class II Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: DoubleLine Capital LP	0.85%*	-0.44%
Equity	Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: NS Partners Ltd and Loomis, Sayles & Company L.P.	1.10%*	-7.27%	8.58%	4.30%
Fixed Income	Nationwide Variable Insurance Trust - NVIT Federated High Income Bond Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Federated Investment Management Company	0.92%*	4.96%	5.74%	6.33%
Fixed Income	Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2022 Investment Advisor: Nationwide Fund Advisors Sub-Advisor: Nationwide Asset Management, LLC	0.71%*	-2.08%	2.40%	1.59%
Money Market	Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Federated Investment Management Company	0.49%	0.00%	0.76%	0.38%
Equity	Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class I This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2020 Investment Advisor: Nationwide Fund Advisors Sub-Advisor: Lazard Asset Management LLC	1.13%*	12.65%	9.55%	7.66%
Equity	Nationwide Variable Insurance Trust - NVIT International Index Fund: Class VIII Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: BlackRock Investment Management, LLC	0.78%*	10.34%	8.89%	7.37%
Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II Investment Advisor: Nationwide Fund Advisors	0.91%	15.50%	11.71%	11.31%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Balanced Fund: Class II Investment Advisor: Nationwide Fund Advisors	0.84%	8.24%	7.63%	7.11%
Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Capital Appreciation Fund: Class II Investment Advisor: Nationwide Fund Advisors	0.86%	12.16%	10.02%	9.32%
Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II Investment Advisor: Nationwide Fund Advisors	0.83%	2.75%	4.50%	4.08%
Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Managed Growth & Income Fund: Class II Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Nationwide Asset Management, LLC	0.82%*	7.57%	6.46%
Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Managed Growth Fund: Class II Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Nationwide Asset Management, LLC	0.85%*	12.01%	8.56%
Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II Investment Advisor: Nationwide Fund Advisors	0.86%	10.31%	8.82%	8.28%
Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II Investment Advisor: Nationwide Fund Advisors	0.87%	13.62%	10.85%	10.17%
Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II Investment Advisor: Nationwide Fund Advisors	0.84%	6.70%	6.68%	6.20%
Fixed Income	Nationwide Variable Insurance Trust - NVIT iShares® Fixed Income ETF Fund: Class II Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: BlackRock Investment Management, LLC	0.73%*	-2.05%
Equity	Nationwide Variable Insurance Trust - NVIT iShares® Global Equity ETF Fund: Class II Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: BlackRock Investment Management, LLC	0.75%*	21.86%
Equity	Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Growth Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Jacobs Levy Equity Management, Inc.	0.81%*	40.44%	24.65%	18.60%
Allocation	Nationwide Variable Insurance Trust - NVIT Managed American Funds Asset Allocation Fund: Class II Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Nationwide Asset Management, LLC	0.97%	12.70%	9.94%
Equity	Nationwide Variable Insurance Trust - NVIT Managed American Funds Growth-Income Fund: Class II Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Nationwide Asset Management, LLC	0.97%	22.45%	13.63%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
Equity	Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: BlackRock Investment Management, LLC	0.40%	24.25%	12.62%	13.76%
Equity	Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Value Fund: Class II Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: American Century Investment Management, Inc., Thompson, Siegel & Walmsley LLC and Victory Capital Management Inc.	1.02%*	24.01%	8.46%	12.21%
Equity	Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Growth Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Invesco Advisers, Inc. and Wellington Management Company, LLP	1.09%*	10.30%	19.38%	16.11%
Equity	Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Jacobs Levy Equity Management, Inc. and WCM Investment Management, LLC	1.06%*	32.04%	8.39%	12.35%
Equity	Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Jacobs Levy Equity Management, Inc. and Invesco Advisers, Inc.	1.06%*	30.83%	14.86%	14.76%
Equity	Nationwide Variable Insurance Trust - NVIT Neuberger Berman Multi Cap Opportunities Fund: Class I This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2013 Investment Advisor: Nationwide Fund Advisors Sub-Advisor: Neuberger Berman Investment Advisers LLC	0.94%	26.57%	16.95%	15.99%
Equity	Nationwide Variable Insurance Trust - NVIT Neuberger Berman Multi Cap Opportunities Fund: Class II Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Neuberger Berman Investment Advisers LLC	0.84%	26.42%	16.82%	15.87%
Equity	Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Wellington Management Company LLP	0.93%*	46.74%	13.17%	11.23%
Equity	Nationwide Variable Insurance Trust - NVIT S&P 500® Index Fund: Class II Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: BlackRock Investment Management, LLC	0.49%*	28.09%	17.89%	15.97%
Fixed Income	Nationwide Variable Insurance Trust - NVIT Short Term Bond Fund: Class II Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Nationwide Asset Management, LLC	0.79%	-0.58%	1.73%	1.48%
Equity	Nationwide Variable Insurance Trust - NVIT Small Cap Index Fund: Class II Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: BlackRock Investment Management, LLC	0.60%*	14.20%	11.50%	12.78%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
Equity	Neuberger Berman Advisers Management Trust - Mid-Cap Growth Portfolio: S Class Shares This underlying mutual fund is only available in contracts for which good order applications were received before November 6, 2015 Investment Advisor: Neuberger Berman Investment Advisers LLC	1.10%*	12.72%	19.41%	15.05%
Fixed Income	Neuberger Berman Advisers Management Trust - Short Duration Bond Portfolio: I Class Shares This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2012 Investment Advisor: Neuberger Berman Investment Advisers LLC	0.83%	0.74%	1.95%	1.69%
Equity	Neuberger Berman Advisers Management Trust - Sustainable Equity Portfolio: I Class Shares This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2008 Investment Advisor: Neuberger Berman Investment Advisers LLC	0.89%	23.47%	15.71%	14.35%
Allocation	PIMCO Variable Insurance Trust - All Asset Portfolio: Advisor Class Investment Advisor: PIMCO Investment Sub-Advisor: Research Affiliates, LLC	1.33%*	16.04%	8.44%	5.90%
Fixed Income	PIMCO Variable Insurance Trust - Emerging Markets Bond Portfolio: Advisor Class Investment Advisor: PIMCO	1.12%	-2.65%	4.44%	4.31%
Fixed Income	PIMCO Variable Insurance Trust - International Bond Portfolio (Unhedged): Advisor Class Investment Advisor: PIMCO	1.01%	-7.61%	3.03%	0.90%
Fixed Income	PIMCO Variable Insurance Trust - Low Duration Portfolio: Advisor Class Investment Advisor: PIMCO	0.75%	-1.02%	1.43%	1.48%
Fixed Income	PIMCO Variable Insurance Trust - Short-Term Portfolio: Advisor Class Investment Advisor: PIMCO	0.70%	-0.15%	1.67%	1.53%
Equity	Putnam Variable Trust - Putnam VT International Equity Fund: Class IB Investment Advisor: Putnam Investment Management, LLC Investment Sub-Advisor: Putnam Investments Limited	1.08%	8.82%	9.34%	8.31%
Equity	Putnam Variable Trust - Putnam VT International Value Fund: Class IB Investment Advisor: Putnam Investment Management, LLC Investment Sub-Advisor: Putnam Investments Limited and The Putnam Advisory Company, LLC	1.12%	14.93%	8.09%	7.00%
Equity	Putnam Variable Trust - Putnam VT Large Cap Value Fund: Class IB Investment Advisor: Putnam Investment Management, LLC Investment Sub-Advisor: Putnam Investments Limited	0.81%	27.30%	13.80%	14.11%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
Alternative	Rydex Variable Trust - Multi-Hedge Strategies Fund (formerly, Guggenheim Variable Fund - Multi-Hedge Strategies) This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2019 Investment Advisor: Guggenheim Investments	2.02%*	8.10%	3.70%	2.83%
Equity	T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Portfolio: II Investment Advisor: T. Rowe Price Associates, Inc.	1.19%*	12.82%	19.22%	20.12%
Equity	VanEck VIP Trust - VanEck VIP Emerging Markets Fund: Initial Class (formerly, VanEck VIP Trust - Emerging Markets Fund: Initial Class) This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2012 Investment Advisor: Van Eck Associates Corporation	1.16%	-11.86%	9.28%	6.87%
Equity	VanEck VIP Trust - VanEck VIP Global Resources Fund: Class S (formerly, VanEck VIP Trust - Global Resources Fund: Class S) Investment Advisor: Van Eck Associates Corporation	1.34%	18.67%	1.99%	-0.36%
Equity	VanEck VIP Trust - VanEck VIP Global Resources Fund: Initial Class (formerly, VanEck VIP Trust - Global Resources Fund: Initial Class) This underlying mutual fund is no longer available to receive transfers or new purchase payments effective May 1, 2012 Investment Advisor: Van Eck Associates Corporation	1.09%	18.91%	2.24%	-0.12%
Equity	Virtus Variable Insurance Trust - Virtus Duff & Phelps Real Estate Securities Series: Class A Investment Advisor: Virtus Investment Advisers, Inc. Investment Sub-Advisor: Duff & Phelps Investment Management Co.	1.10%*	45.49%	12.57%	11.87%
*	This underlying mutual fund’s current expenses reflect a temporary fee reduction.

Appendix B: State Variations
Due to state law variations, the terms, benefits, programs and Riders described in this prospectus may vary or may not be available depending on the state in which the policy is issued. Possible state law variations include, but are not limited to, Rider terms and charges, availability of certain investment options, duration of the right to cancel, policy exchange rights, policy Lapse and/or reinstatement requirements, and surrender charge, suicide, and incontestability periods. This prospectus describes all the material features of the policy. State variations are subject to change without notice at any time. To review a copy of the policy and any Riders or endorsements for the state in which the policy will be issued, contact the Service Center.
State	State Law Variations
California	• Senior Right to Examine Policy – Ages 60+

You may return this Policy to us within (1) 30 days after you get it, or (2) 45 days after you sign the application, or (3) 30 days after we mail or deliver the notice of withdrawal right, whichever is latest. The Policy, with a written request for cancellation, must be mailed or delivered to our Home Office or to the Agent who sold it to you. The returned Policy will be treated as if we never issued it and we will refund any premiums paid.

After that time, cancellation may result in a substantial penalty, known as a Surrender Charge. Please see your Policy pages for Surrender Period and Charges.
Colorado	• Suicide provision is one year.
Indiana	• We will provide written notification to juvenile Insureds that when they reach the age when non-smoker rates are first available, he or she can then qualify for non-smoker classification. The notification will be provided 60 days in advance of the date when the juvenile first qualifies.

Upon receipt of requested information from the juvenile Insured informing us they wish to change their classification, we will provide the policyowner with new specification pages disclosing the non-smoker premium class, the non-smoker rates, and the non-smoker cash values, if appropriate. If necessary, we will adjust the Specified Amount so that the policy will continue to qualify as life insurance under Section 7702 of the Internal Revenue Code.
Missouri	• If the Insured commits suicide while sane or insane, within 1 year from the Policy Date, we will not pay the Death Proceeds normally payable on the Insured’s death. Instead, we will pay the Beneficiary an amount equal to all premiums paid prior to the Insured’s death, less any Indebtedness.

For any increase in Specified Amount requiring evidence of insurability, if the Insured commits suicide, while sane or insane, within 1 year from the effective date of any such increase, we will not pay the Death Proceeds associated with such an increase. Instead, our liability with respect to such an increase will be limited to its cost.
New Hampshire	• We will provide written notification to juvenile Insureds that when they reach age 21, he or she can then qualify for non-tobacco classification. The notification will be provided 60 days in advance of the date when the juvenile first qualifies.

Upon receipt of requested information from the juvenile Insured informing us they wish to change their classification, along with evidence of insurability satisfactory to the Company, we will provide the policyowner with new specification pages disclosing the non-smoker premium class, the non-smoker premium rates, and the non-smoker cash values, if appropriate. If necessary, we will adjust the Specified Amount so that the policy will continue to qualify as life insurance under Section 7702 of the Internal Revenue Code.
New Jersey	• Complete Surrender - On each anniversary, the Insured has the option to terminate the policy and place it on extended term insurance.
Tennessee	• All polices applied for where the Issue Age is less than 21 will be issued with a Rate Type of Standard. A Non-Smoker classification may be applied for at Attained Age 21.

Appendix C: Illustrations of Surrender Charges
Example 1. A female non-tobacco user, age 45, purchases a policy with a Base Policy Specified Amount of $50,000 and a scheduled Premium of $750. She now wishes to surrender the policy during the first policy year. By using the "Initial Surrender Charge" table reproduced below, the total surrender charge per thousand, multiplied by the Base Policy Specified Amount expressed in thousands, equals the total surrender charge of $569.80 ($11.396 x 50=569.80).
Example 2. A male non-tobacco user, age 35, purchases a policy with a Base Policy Specified Amount and a Total Specified Amount of $100,000 and a scheduled Premium of $1,100. He now wants to surrender the policy in the sixth policy year. The total initial surrender charge is calculated using the method illustrated above. (Surrender charge per 1,000=6.817 x 100 for a total of $681.70 maximum initial surrender charge). Because the fifth policy year has been completed, the maximum initial surrender charge is reduced by multiplying it by the applicable percentage factor from the "Reductions to Surrender Charges" table below. In this case, $681.70 x 60%=$409.02, which is the amount we deduct as a total surrender charge.
The following tables illustrate the maximum initial surrender charge per $1,000 of initial Base Policy Specified Amount for policies that are issued on a standard basis:
Initial Base Policy Specified Amount $50,000-$99,999
Issue Age	Male Non-Tobacco	Female Non-Tobacco	Male Standard	Female Standard
25	$ 7.776	$ 7.521	$ 8.369	$ 7.818
35	$ 8.817	$ 8.398	$ 9.811	$ 8.891
45	$12.191	$11.396	$13.887	$12.169
55	$15.636	$14.011	$18.415	$15.116
65	$22.295	$19.086	$26.577	$20.641
Initial Base Policy Specified Amount $100,000 or More
Issue Age	Male Non-Tobacco	Female Non-Tobacco	Male Standard	Female Standard
25	$ 5.776	$ 5.521	$ 6.369	$ 5.818
35	$ 6.817	$ 6.398	$ 7.811	$ 6.891
45	$ 9.691	$ 8.896	$11.387	$ 9.669
55	$13.136	$11.511	$15.915	$12.616
65	$21.295	$18.086	$25.577	$19.641
Reductions to Surrender Charges
Completed Policy Years	Surrender Charge as a % of Initial Surrender Charges	Completed Policy Years	Surrender Charge as a % of Initial Surrender Charges
0	100%	5	60%
1	100%	6	50%
2	90%	7	40%
3	80%	8	30%
4	70%	9+	0%
The illustrations of current values in this prospectus are the same for Pennsylvania. However, the illustrations of guaranteed values in this prospectus do not reflect guaranteed maximum surrender charges which are spread out over 14 years. If this policy is issued in Pennsylvania, please contact our Service Center for an illustration.
The current surrender charges are the same for all states. However, in Pennsylvania, the guaranteed maximum surrender charges are spread out over 14 years. The guaranteed maximum surrender charges in subsequent years in Pennsylvania are reduced in the following manner:
Completed Policy Years	Surrender Charge as a % of Initial Surrender Charges	Completed Policy Years	Surrender Charge as a % of Initial Surrender Charges	Completed Policy Years	Surrender Charge as a % of Initial Surrender Charges
0	100%	5	60%	10	20%
1	100%	6	50%	11	15%
2	90%	7	40%	12	10%

Completed Policy Years	Surrender Charge as a % of Initial Surrender Charges	Completed Policy Years	Surrender Charge as a % of Initial Surrender Charges	Completed Policy Years	Surrender Charge as a % of Initial Surrender Charges
3	80%	8	30%	13	5%
4	70%	9	25%	14+	0%
The illustrations of current values in this prospectus are the same for Pennsylvania. However, the illustrations of guaranteed values in this prospectus do not reflect guaranteed maximum surrender charges which are spread out over 14 years. If this policy is issued in Pennsylvania, please contact our Service Center for an illustration.

Outside back cover page
The Statement of Additional Information contains additional information about the Variable Account. To obtain a free copy of the Statement of Additional Information, request other information about the policy, request personalized illustrations of Death Benefits, Cash Surrender Values, and Cash Values, or to make any other service requests, contact Nationwide at 1-800-848-6331 or by one of the other methods described in Contacting the Service Center.
The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this prospectus. The SAI is also available at https://nationwide.onlineprospectus.net/NW/C000025924NW/index.php?ctype=product_sai. This prospectus is available at https://nationwide.onlineprospectus.net/NW/C000025924NW/index.php?ctype=product_prospectus.
Reports and other information about the Variable Account are available on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
SEC Contract Identifier: C000025924

The Best of America® FPVUL
STATEMENT OF ADDITIONAL INFORMATION
May 1, 2022
Individual Flexible Premium Variable Universal Life Insurance Policies
Nationwide VLI Separate Account-2
(Registrant)
Nationwide Life Insurance Company
(Depositor)
Service Center
P.O. Box 182835
Columbus, OH 43218-2835
1-800-848-6331
TDD: 1-800-238-3035
Facsimile: 1-888-677-7393
This Statement of Additional Information ("SAI") contains additional information regarding Individual Flexible Premium Variable Universal Life Insurance Policies offered by Nationwide Life Insurance Company ("Nationwide"). This SAI is not a prospectus and should be read together with the policy prospectus dated May 1, 2022 and the prospectuses for the mutual funds. The prospectus is incorporated by reference in this SAI. Copies may be obtained FREE OF CHARGE by writing or calling the Service Center. Capitalized terms in this SAI correspond to terms defined in the prospectus.

General Information and History
Nationwide VLI Separate Account-2 (the "Variable Account") is a separate investment account of Nationwide Life Insurance Company ("Nationwide"). Nationwide is a stock life insurance company organized under the laws of the State of Ohio in March of 1929 with its Home Office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide provides life insurance, annuities and retirement products. Nationwide is admitted to do business in all states, the District of Columbia, Guam, the U.S. Virgin Islands, and Puerto Rico. Nationwide is a member of the Nationwide group of companies and all of its common stock is owned by Nationwide Financial Services, Inc. ("NFS"), a holding company. Nationwide Corporation owns all of NFS's common stock and is a holding company, as well. All of Nationwide Corporation's common stock is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), the ultimate controlling persons of the Nationwide group of companies.
Nationwide VLI Separate Account-2
Nationwide VLI Separate Account-2 is a separate account that invests in mutual funds offered and sold to insurance companies and certain retirement plans. Nationwide established the Variable Account on May 7, 1987 pursuant to Ohio law. Although the Variable Account is registered with the SEC as a unit investment trust pursuant to the Investment Company Act of 1940, the SEC does not supervise the management of Nationwide or the management of the Variable Account. Nationwide serves as the custodian of the assets of the Variable Account.
Nationwide Investment Services Corporation (NISC)
The policies are distributed by NISC, located at One Nationwide Plaza, Columbus, Ohio 43215, a wholly owned subsidiary of Nationwide. For policies issued in Michigan, all references to NISC will mean Nationwide Investment Svcs. Corporation.
The policies will be sold on a continuous basis by licensed insurance agents in those states where the policies may lawfully be sold. Agents are registered representatives of broker dealers registered under the Securities Exchange Act of 1934 who are member firms of the Financial Industry Regulatory Authority (FINRA).
Gross first year commissions plus any expense allowance payments paid by Nationwide on the sale of these policies provided by NISC will not exceed the maximum of (99% of first year premium and no more than 4% of any excess and renewal premium). Commission may also be paid as an asset-based amount instead of a premium based amount. If an asset-based commission is paid, it will not exceed 0.45% of the non-loaned Cash Value per year.
No underwriting commissions were paid to NISC for each of this Variable Account’s last three fiscal years.
Services
Nationwide has responsibility for administration of the policies and the Variable Account. Nationwide also maintains the records of the name, address, taxpayer identification number, and other pertinent information for each policy owner and the number and type of policy issued to each policy owner and records with respect to the policy value of each policy.
Nationwide will maintain a record of all purchases and redemption of shares of the mutual funds.
Distribution, Promotional, and Sales Expenses
In addition to or partially in lieu of commission, Nationwide may pay the selling firms a marketing allowance, which is based on the firm's ability and demonstrated willingness to promote and market Nationwide's products. How any marketing allowance is spent is determined by the firm, but generally will be used to finance firm activities that may contribute to the promotion and marketing of Nationwide's products. Nationwide makes certain assumptions about the amount of marketing allowance it will pay and takes these assumptions into consideration when it determines the charges that will be assessed under the policies. Nationwide assumed 0.00% of the Commissionable Target Premium for marketing allowance when determining the charges for the policies. The actual amount of the marketing allowance may be higher than this assumption. If the actual amount of marketing allowance paid is more than what was assumed, Nationwide will fund the difference. For more information about marketing allowance or how a particular selling firm uses marketing allowances, consult with your registered representative.
Commissionable Target Premium (CTP) is an amount used in the calculation of the Premium Load and total compensation Nationwide pays. CTP is actuarially derived based on the Base Policy Specified Amount, the Insured’s characteristics and the death benefit option of the policy.
2

When Nationwide is made aware that a Qualified Plan has been orphaned, commission payments payable with respect to that Qualified Plan will cease and commission payments that would have been due will not be sent to the Qualified Plan. An orphaned Qualified Plan is a plan without an agent or firm of record.
Independent Registered Public Accounting Firm
The financial statements of Nationwide VLI Separate Account-2 and the statutory financial statements and financial statement schedules I, III, IV and V of Nationwide Life Insurance Company have been included herein in reliance upon the report of KPMG LLP, independent registered public accounting firm, and upon the authority of said firm as experts in accounting and auditing.
The KPMG LLP report dated March 18, 2022 of Nationwide Life Insurance Company includes explanatory language that states that the financial statements are prepared by Nationwide Life Insurance Company using statutory accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the financial statements are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with statutory accounting practices prescribed or permitted by the Ohio Department of Insurance.
Underwriting Procedure
Nationwide underwrites the policies issued through Nationwide VLI Separate Account-2. The policy's cost of insurance depends upon the Insured's sex, issue age, risk class, and length of time the policy has been In Force. The rates will vary depending upon tobacco use and other risk factors. Monthly cost of insurance rates will not exceed those guaranteed in the policy. Guaranteed cost of insurance rates for policies issued on Specified Amounts less than $100,000 are based on the 1980 Commissioners' Extended Term Mortality Table, Age Last Birthday (1980 CET). Guaranteed cost of insurance rates for policies issued on Specified Amounts $100,000 or more are based on the 1980 Commissioners' Standard Ordinary Mortality Table, Age Last Birthday (1980 CSO). For policies issued in Texas on a standard basis ("Special Class–
Standard" in Texas), guaranteed cost of insurance rates for Specified Amounts less than $100,000 are based on 130% of the 1980 CSO. Guaranteed cost of insurance rates for policies issued on a substandard basis are based on appropriate percentage multiples of the standard guaranteed cost of insurance rate on a standard basis. That is, standard guaranteed cost of insurance rates for substandard risks are guaranteed cost of insurance rates for standard risks times a percentage greater than 100%. These mortality tables are sex distinct. In addition, separate mortality tables will be used for tobacco and non-tobacco. As a component of base policy and Rider cost of insurance charges, we may deduct a "flat extra charge," which is an additional factor in determining the constant charge per $1,000 of Specified Amount, for certain activities or medical conditions of the Insured. We apply the same flat extra charge to all Insureds that engage in the same activity or have the same medical condition irrespective of their sex, issue age, underwriting class, or Substandard Rating, if any.
The rate class of an insured may affect the cost of insurance rate. Nationwide currently places Insureds into both standard rate classes and substandard rate classes that involve a higher mortality risk. In an otherwise identical policy, an insured in the standard rate class will have a lower cost of insurance than an insured in a rate class with higher mortality risks. Any change in the cost of insurance rates will apply to all Insureds of the same age, gender, risk class and whose policies have been in effect for the same length of time. The cost of insurance rates, policy charges, and payment options for policies issued in some states or in connection with certain employee benefit arrangements may be issued on a gender-neutral (unisex) basis. The unisex rates will be higher than those applicable to females and lower than those applicable to males. If the rating class for any increase in the Specified Amount of insurance coverage is not the same as the rating class at issue, the cost of insurance rate used after such increase will be a composite rate based upon a weighted average of the rates of the different rating classes. The actual charges made during the policy year will be shown in the annual report delivered to policy owners.
Policy Restoration Procedure
Requests to restore a surrendered policy must meet the following requirements:
•	the request must be in writing and signed by the policy owner (if the surrender was a Code Section 1035 exchange to a new policy with a different insurer, the signature of an officer of the replacing insurer is also required);
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•	the written request must be received at the Service Center within 30 days of the date the policy was surrendered (periods up to 60 days will be permitted based on the right to examine period applicable to replaced life insurance policies in the state where the policy was issued);
•	the surrender Proceeds must be returned in their entirety; and
•	the insured must be alive on the date the restoration request is received.
No proof of insurability or additional underwriting will be required for requests to restore a surrendered policy that meet the above requirements.
A restored policy will be treated as if it had never been surrendered for all purposes, including Investment Experience, accrual of interest, and deduction of charges, resulting in the following:
•	the returned surrender proceeds and any amount taken as a surrender charge will be used to purchase Accumulation Units according to the allocations currently in effect on, and priced as of, the surrender date;
•	any charges that would otherwise have been assessed during the period of surrender will be assessed as of the date(s) they were due resulting in the cancellation of Accumulation Units priced as of the applicable date(s);
•	interest will be credited on any allocation to a fixed investment option at the rate(s) in effect during the period of surrender;
•	interest charged and credited on any Indebtedness will accrue at the rates in effect for the period of surrender; and
•	any transfer of loan interest charged or credited that would have occurred during the period of surrender will be transferred as of the date(s) such transfers would have otherwise occurred.
Policy restoration is not a contract right of the policy; it is an administrative procedure based on requirements of state insurance law and the terms are subject to change without notice at any time.
Maximum Surrender Charge and Maximum Surrender Charge Calculation
The surrender charge equals the underwriting component and 26.5% of the sales expense component. The underwriting component is designed to cover the administrative expenses associated with underwriting and issuing policies and varies by issue age in the following manner:
Per $1,000 of Initial Specified Amount
Issue Age	Specified Amounts less than $100,000	Specified Amounts $100,000 or more
0-35	$6.00	$4.00
36-55	$7.50	$5.00
56-80	$7.50	$6.50
The sales expense component will not exceed 26.5% of the lesser of the guideline level Premium required in the first year, or Premiums paid in the first policy year. The sales component is designed to reimburse us for expenses incurred in the distribution of the policies.
The maximum surrender charge under the policy is based on the following calculation.
Maximum Surrender Charge 26.50% multiplied by the lesser of (a) or (b),where:
(a)	=	the Specified Amount multiplied by the rate indicated on the chart "Surrender Target Factor" below divided by 1,000; and
(b)	=	Premiums paid by the policy owner during the first policy year
Plus (c) multiplied by (d) where:
(c)	=	the Specified Amount divided by 1,000; and
(d)	=	the applicable rate from the "Administrative Target Factor" chart below.
The Surrender Target Factor allows the company to account for the probability that our costs incurred in the sales process will not be recouped. The Administrative Target Factor allows the company to account for the probability (at various ages) that death will occur and no surrender charge will be recouped.
Surrender Target Factor
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Age	Male Non-Tobacco	Female Non-Tobacco	Male Tobacco	Female Tobacco
0	N/A	N/A	3.43	2.61
1	N/A	N/A	3.46	2.64
2	N/A	N/A	3.58	2.73
3	N/A	N/A	3.72	2.83
4	N/A	N/A	3.86	2.93
5	N/A	N/A	4.01	3.04
6	N/A	N/A	4.18	3.16
7	N/A	N/A	4.35	3.28
8	N/A	N/A	4.54	3.42
9	N/A	N/A	4.75	3.56
10	N/A	N/A	4.96	3.70
11	N/A	N/A	5.19	3.86
12	N/A	N/A	5.42	4.03
13	N/A	N/A	5.67	4.20
14	N/A	N/A	5.92	4.38
15	N/A	N/A	6.17	4.57
16	N/A	N/A	6.14	4.76
17	N/A	N/A	6.66	4.96
18	5.21	4.36	6.91	5.17
19	5.40	4.54	7.17	5.39
20	5.63	4.76	7.47	5.65
21	5.84	4.96	7.76	5.90
22	6.07	5.17	8.06	6.15
23	6.31	5.39	8.38	6.42
24	6.56	5.62	8.73	6.70
25	6.84	5.86	9.11	7.00
26	7.13	6.12	9.51	7.32
27	7.45	6.39	9.94	7.65
28	7.78	6.68	10.41	8.01
29	8.14	6.99	10.90	8.38
30	8.56	7.34	11.46	8.81
31	8.96	7.68	12.03	9.22
32	9.39	8.04	12.62	9.66
33	9.85	8.42	13.26	10.12
34	10.34	8.82	13.93	10.61
35	10.85	9.24	14.65	11.13
36	11.39	9.69	15.41	11.67
37	11.97	10.16	16.21	12.24
38	12.58	10.66	17.06	12.85
39	13.23	11.18	17.96	13.48
40	13.95	11.77	18.94	14.17
41	14.67	12.35	19.95	14.86
42	15.44	12.95	21.00	15.58
Age	Male Non-Tobacco	Female Non-Tobacco	Male Tobacco	Female Tobacco
43	16.26	13.60	22.12	16.34
44	17.12	14.27	23.30	17.13
45	18.04	14.99	24.55	17.96
46	19.02	15.74	25.86	18.83
47	20.06	16.55	27.26	19.75
48	21.16	17.39	28.74	20.72
49	22.34	18.29	30.31	21.75
50	23.64	19.29	32.02	22.87
51	24.98	20.30	33.79	24.02
52	26.41	21.38	35.67	25.23
53	27.93	22.52	37.66	26.50
54	29.56	23.73	39.76	27.85
55	31.29	25.02	41.99	29.27
56	33.14	26.40	44.34	30.79
57	35.11	27.87	46.83	32.40
58	37.22	29.44	49.48	34.13
59	39.49	31.14	52.30	35.98
60	42.01	33.07	55.42	38.09
61	44.61	35.05	58.63	40.26
62	47.40	37.18	62.04	42.59
63	50.38	39.47	65.65	45.08
64	53.58	41.92	69.47	47.74
65	56.99	44.55	73.51	50.56
66	60.65	47.37	77.78	53.58
67	64.57	50.41	82.30	56.81
68	68.78	53.71	87.12	60.31
69	73.33	57.30	92.26	64.13
70	78.52	61.49	98.10	68.57
71	83.82	65.79	103.99	73.14
72	89.50	70.49	110.27	78.11
73	95.58	75.59	116.89	83.47
74	102.05	81.11	123.85	89.23
75	108.92	87.06	131.11	95.38
76	116.22	93.48	138.65	101.95
77	123.91	100.35	146.41	108.92
78	132.14	107.81	154.56	116.44
79	141.00	115.96	163.19	124.59
80	150.61	124.91	172.42	133.51
81	160.93	134.65	182.18	143.16
82	172.06	145.31	192.54	153.68
83	183.91	156.85	203.37	165.03
84	196.41	169.27	214.56	177.14
85	209.46	182.58	226.02	189.97
Illustrations
Nationwide will provide illustrations of future benefits under the policy before the policy is purchased and upon request thereafter. Nationwide may assess a $25 fee for this service to persons who request more than one policy illustration during a policy year.
Note: The policy owner selects the Premium amount and frequency shown in the policy illustration to show Nationwide how much Premium the policy owner intends to pay and when. Illustrated Premium and hypothetical rates of return are not guaranteed. Investment Experience varies over time, is rarely the same year-over-year, and may be negative. Because the policy is a variable universal life insurance policy with the potential for unfavorable Investment Experience, including extended periods of significant stock market decline, additional Premium may be required to meet a policy owner's goals
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and/or to prevent the policy from Lapsing. Generally, variable universal life insurance is considered a long-term investment. Policy owners should weigh the investment risk and costs associated with the policy against their objectives, time horizon, risk tolerance, and ability to pay additional Premium if necessary.
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NATIONWIDE VLI

SEPARATE

ACCOUNT-2

Annual Report

To

Policyholders

December 31, 2021

NATIONWIDE LIFE INSURANCE COMPANY

HOME OFFICE: COLUMBUS, OHIO

Report of Independent Registered Public Accounting Firm

The Board of Directors of Nationwide Life Insurance Company and

Contract Owners of Nationwide VLI Separate Account-2:

Opinion on the Financial Statements

We have audited the accompanying statement of assets, liabilities and contract owners’ equity of the sub-accounts listed in the Appendix that comprise the Nationwide VLI Separate Account-2 (the Separate Account) as of the date listed in the Appendix, the related statements of operations for the year or period listed in the Appendix and changes in contract owners’ equity for the years or periods listed in the Appendix, and the related notes including the financial highlights in Note 8 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each sub-account as of the date listed in the Appendix, the results of its operations for the year or period listed in the Appendix and the changes in its contract owners’ equity for the years or periods listed in the Appendix, and the financial highlights for each of the years or periods in Note 8, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the transfer agent of the underlying mutual funds or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/    KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Nationwide Life Insurance Company separate account investment companies, however we are aware that we have served as the auditor of one or more Nationwide Life Insurance Company separate account investment companies since at least 1981.

Columbus, Ohio

April 4, 2022

Appendix

Statement of assets, liabilities and contract owners’ equity as of December 31, 2021, the related statement of operations for the year then ended, and the statements of changes in contract owners’ equity for each of the years in the two-year period then ended.

AB FUNDS

AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Dynamic Asset Allocation Portfolio: Class A (ALVDAA)

AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Growth and Income Portfolio: Class A (ALVGIA)

AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Small/Mid Cap Value Portfolio: Class A (ALVSVA)

AMERICAN CENTURY INVESTORS, INC.

American Century Variable Portfolios, Inc. - American Century VP Balanced Fund: Class I (ACVB)

American Century Variable Portfolios, Inc. - American Century VP Capital Appreciation Fund: Class I (ACVCA)

American Century Variable Portfolios, Inc. - American Century VP International Fund: Class I (ACVI)

American Century Variable Portfolios, Inc. - American Century VP Disciplined Core Value Fund: Class I (ACVIG)

American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class II (ACVIP2)

American Century Variable Portfolios, Inc. - American Century VP Mid Cap Value Fund: Class I (ACVMV1)

American Century Variable Portfolios, Inc. - American Century VP Ultra(R) Fund: Class I (ACVU1)

BLACKROCK FUNDS

BlackRock Variable Series Funds II, Inc. - BlackRock High Yield V.I. Fund: Class I (BRVHYI)

BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund: Class II (MLVGA2)

BNY MELLON INVESTMENT MANAGEMENT

BNY Mellon Variable Investment Fund - Appreciation Portfolio: Initial Shares (DCAP)

BNY Mellon Variable Investment Fund - Growth and Income Portfolio: Initial Shares (DGI)

BNY Mellon Variable Investment Fund - Opportunistic Small Cap Portfolio: Initial Shares (DSC)

BNY Mellon Stock Index Fund, Inc.: Initial Shares (DSIF)

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.: Initial Shares (DSRG)

BNY Mellon Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares (DVSCS)

DELAWARE FUNDS BY MACQUARIE

Delaware Variable Insurance Product Trust - Delaware VIP Small Cap Value Series: Service Class (DWVSVS)

DIMENSIONAL FUND ADVISORS INC.

DFA Investment Dimensions Group Inc. - VA Global Moderate Allocation Portfolio: Institutional Class (DFVGMI)

DFA Investment Dimensions Group Inc. - VIT Inflation-Protected Securities Portfolio: Institutional Class (DFVIPS)

DWS INVESTMENT MANAGEMENT AMERICAS, INC.

Deutsche DWS Variable Series II - DWS Global Income Builder VIP: Class A (DSGIBA)

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FEDERATED HERMES, INC.

Federated Hermes Insurance Series - Federated Hermes Quality Bond Fund II: Primary Shares (FQB)

Federated Hermes Insurance Series - Federated Hermes Managed Volatility Fund II: Primary Shares (FVU2)

FIDELITY INVESTMENTS

Fidelity Variable Insurance Products Fund - VIP Asset Manager Portfolio: Initial Class (FAMP)

Fidelity Variable Insurance Products Fund - VIP Contrafund(R) Portfolio: Service Class (FCS)

Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Initial Class (FEIP)

Fidelity Variable Insurance Products - Emerging Markets Portfolio - Service Class (FEMS)

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2010 Portfolio: Service Class (FF10S)

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2020 Portfolio: Service Class (FF20S)

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2030 Portfolio: Service Class (FF30S)

Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Initial Class (FGP)

Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Initial Class (FHIP)

Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class (FIGBS)

Fidelity Variable Insurance Products Fund - VIP Mid Cap Portfolio: Service Class (FMCS)

Fidelity Variable Insurance Products Fund - VIP Energy Portfolio: Service Class 2 (FNRS2)

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Initial Class (FOP)

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class (FOS)

Fidelity Variable Insurance Products Fund - VIP Real Estate Portfolio: Service Class (FRESS)

Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class (FVSS)

FRANKLIN TEMPLETON DISTRIBUTORS, INC.

Franklin Templeton Variable Insurance Products Trust - Templeton Developing Markets VIP Fund: Class 2 (FTVDM2)

Franklin Templeton Variable Insurance Products Trust - Franklin Allocation VIP Fund: Class 2 (FTVFA2)

Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond VIP Fund: Class 2 (FTVGI2)

Franklin Templeton Variable Insurance Products Trust - Franklin Income VIP Fund: Class 2 (FTVIS2)

Franklin Templeton Variable Insurance Products Trust - Franklin Rising Dividends VIP Fund: Class 1 (FTVRDI)

Franklin Templeton Variable Insurance Products Trust - Franklin Small Cap Value VIP Fund: Class 1 (FTVSVI)

Franklin Templeton Variable Insurance Products Trust - Templeton Foreign VIP Fund: Class 1 (TIF)

Franklin Templeton Variable Insurance Products Trust - Templeton Foreign VIP Fund: Class 2 (TIF2)

GOLDMAN SACHS ASSET MANAGEMENT GROUP

Goldman Sachs Variable Insurance Trust - Goldman Sachs Trend Driven Allocation Fund: Service Shares (GVGMNS)

Goldman Sachs Variable Insurance Trust - Goldman Sachs Multi-Strategy Alternatives Portfolio: Service Shares (GVMSAS)

GUGGENHEIM INVESTMENTS

Guggenheim Variable Fund - Multi-Hedge Strategies (RVARS)

4

INVESCO INVESTMENTS

Invesco - Invesco V.I. American Franchise Fund: Series I Shares (ACEG)

Invesco - Invesco V.I. Main Street Mid Cap Fund: Series I Shares (AVMCCI)

Invesco Variable Insurance Funds - Invesco V.I. Balanced-Risk Allocation Fund: Series I Shares (IVBRA1)

Invesco - Invesco V.I. Discovery Mid Cap Growth Fund: Series I (OVAG)

Invesco - Invesco V.I. Core Bond Fund: Series I (OVB)1

Invesco - Invesco V.I. Main Street Fund: Series I (OVGI)1

Invesco - Invesco V.I. Global Fund: Series I (OVGS)1

Invesco Oppenheimer V.I. International Growth Fund: Series I (OVIG)

Invesco - Invesco V.I. Conservative Balanced Fund: Series I (OVMS)1

Invesco - Invesco V.I. Global Strategic Income Fund: Series I (OVSB)1

Invesco - Invesco V.I. Main Street Small Cap Fund: Series I (OVSC)1

IVY INVESTMENTS

Ivy Variable Insurance Portfolios - Delaware Ivy Asset Strategy: Class II (WRASP)1

Ivy Variable Insurance Portfolios - Delaware Ivy High Income: Class II (WRHIP)1

Ivy Variable Insurance Portfolios - Delaware Ivy Mid Cap Growth: Class II (WRMCG)1

JANUS HENDERSON INVESTORS

Janus Aspen Series - Janus Henderson Balanced Portfolio: Service Shares (JABS)

Janus Aspen Series - Janus Henderson Forty Portfolio: Service Shares (JACAS)

Janus Aspen Series - Janus Henderson Enterprise Portfolio: Institutional Shares (JAEI)

Janus Aspen Series - Janus Henderson Global Technology and Innovation Portfolio: Service Shares (JAGTS)

Janus Aspen Series - Janus Henderson Overseas Portfolio: Service Shares (JAIGS)

LORD ABBETT FUNDS

Lord Abbett Series Fund, Inc. - Total Return Portfolio: Class VC (LOVTRC)

MASSACHUSETTS FINANCIAL SERVICES CO.

MFS(R) Variable Insurance Trust - MFS New Discovery Series: Initial Class (MNDIC)

MFS(R) Variable Insurance Trust II - MFS Massachusetts Investors Growth Stock Portfolio: Initial Class (MV2IGI)

MFS(R) Variable Insurance Trust - MFS Value Series: Initial Class (MVFIC)

MORGAN STANLEY

Morgan Stanley Variable Insurance Fund, Inc. - Emerging Markets Debt Portfolio: Class I (MSEM)

Morgan Stanley Variable Insurance Fund, Inc. - Core Plus Fixed Income Portfolio: Class I (MSVFI)

Morgan Stanley Variable Insurance Fund, Inc. - U.S. Real Estate Portfolio: Class I (MSVRE)

NATIONWIDE FUNDS GROUP

Nationwide Variable Insurance Trust - NVIT DoubleLine Total Return Tactical Fund: Class II (DTRTFB)1

5

Nationwide Variable Insurance Trust - NVIT BlackRock Equity Dividend Fund: Class I (EIF)1

Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I (GBF)

Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class I (GEM)

Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class I (GIG)

Nationwide Variable Insurance Trust - NVIT American Funds Asset Allocation Fund: Class II (GVAAA2)1

Nationwide Variable Insurance Trust - NVIT American Funds Bond Fund: Class II (GVABD2)1

Nationwide Variable Insurance Trust - NVIT American Funds Global Growth Fund: Class II (GVAGG2)1

Nationwide Variable Insurance Trust - NVIT American Funds Growth-Income Fund: Class II (GVAGI2)1

Nationwide Variable Insurance Trust - NVIT American Funds Growth Fund: Class II (GVAGR2)1

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II (GVDMA)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II (GVDMC)

Nationwide Variable Insurance Trust - NVIT S&P 500 Index Fund: Class I (GVEX1)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II (GVIDA)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II (GVIDC)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II (GVIDM)

Nationwide Variable Insurance Trust - NVIT International Index Fund: Class II (GVIX2)

Nationwide Variable Insurance Trust - NVIT Federated High Income Bond Fund: Class I (HIBF)1

Nationwide Variable Insurance Trust - NVIT Investor Destinations Managed Growth Fund: Class I (IDPG)

Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I (MCIF)

Nationwide Variable Insurance Trust - NVIT Amundi Multi Sector Bond Fund: Class I (MSBF)1

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Managed Growth & Income Fund: Class I (NCPGI)

Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class I (NVAMV1)1

Nationwide Variable Insurance Trust - NVIT Bond Index Fund: Class I (NVBX)

Nationwide Variable Insurance Trust - NVIT Core Bond Fund: Class I (NVCBD1)

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Capital Appreciation Fund: Class I (NVCCA1)

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Conservative Fund: Class I (NVCCN1)

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderately Aggressive Fund: Class I (NVCMA1)

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderately Conservative Fund: Class I (NVCMC1)

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderate Fund: Class I (NVCMD1)

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Aggressive Fund: Class I (NVCRA1)

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Balanced Fund: Class I (NVCRB1)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Balanced Fund: Class II (NVDBL2)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Capital Appreciation Fund: Class II (NVDCA2)

6

Nationwide Variable Insurance Trust - NVIT iShares Fixed Income ETF Fund: Class II (NVFIII)

Nationwide Variable Insurance Trust - NVIT iShares Global Equity ETF Fund: Class II (NVGEII)

Nationwide Variable Insurance Trust - NVIT International Index Fund: Class I (NVIX)

Nationwide Variable Insurance Trust - NVIT BNY Mellon Core Plus Bond Fund: Class I (NVLCP1)1

Nationwide Variable Insurance Trust - NVIT AllianzGI International Growth Fund: Class I (NVMIG1)

Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Growth Fund: Class I (NVMLG1)

Nationwide Variable Insurance Trust - NVIT Allspring Discovery Fund: Class I (NVMMG1)1

Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Value Fund: Class II (NVMMV2)

Nationwide Variable Insurance Trust - NVIT Neuberger Berman Multi Cap Opportunities Fund: Class I (NVNMO1)1

Nationwide Variable Insurance Trust - NVIT BNY Mellon Sustainable U.S. Equity Fund: Class I (NVNSR1)1

Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Core Fund: Class I (NVOLG1)1

Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class I (NVRE1)

Nationwide Variable Insurance Trust - NVIT Small Cap Index Fund: Class II (NVSIX2)

Nationwide Variable Insurance Trust - NVIT Short Term Bond Fund: Class II (NVSTB2)

Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class I (NVTIV3)

Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class I (SAM)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class I (SCF)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Growth Fund: Class I (SCGF)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class I (SCVF)

Nationwide Variable Insurance Trust - NVIT AQR Large Cap Defensive Style Fund: Class I (TRF)

NEUBERGER & BERMAN MANAGEMENT, INC.

Neuberger Berman Advisers Management Trust - Mid-Cap Growth Portfolio: I Class Shares (AMCG)

Neuberger Berman Advisers Management Trust - International Equity Portfolio: S Class Shares (AMINS)

Neuberger Berman Advisers Management Trust - Mid-Cap Growth Portfolio: S Class Shares (AMMCGS)

Neuberger Berman Advisers Management Trust - Mid Cap Intrinsic Value Portfolio: S Class Shares (AMRS)

Neuberger Berman Advisers Management Trust - Sustainable Equity Portfolio: Class I Shares (AMSRS)

Neuberger Berman Advisers Management Trust - Short Duration Bond Portfolio: I Class Shares (AMTB)

NORTHERN LIGHTS

Northern Lights Variable Trust - TOPS Managed Risk Balanced ETF Portfolio: Class 3 (NOTB3)

Northern Lights Variable Trust - TOPS Managed Risk Growth ETF Portfolio: Class 3 (NOTG3)

Northern Lights Variable Trust - TOPS Managed Risk Moderate Growth ETF Portfolio: Class 3 (NOTMG3)

PIMCO FUNDS

PIMCO Variable Insurance Trust - All Asset Portfolio: Administrative Class (PMVAAA)

PIMCO Variable Insurance Trust - International Bond Portfolio (unhedged): Administrative Class (PMVFBA)

7

PIMCO Variable Insurance Trust - Low Duration Portfolio: Administrative Class (PMVLDA)

PIMCO Variable Insurance Trust - CommodityRealReturn(R) Strategy Portfolio: Administrative Class (PMVRSA)

PIMCO Variable Insurance Trust - Total Return Portfolio: Administrative Class (PMVTRA)

PUTNAM INVESTMENTS

Putnam Variable Trust - Putnam VT Large Cap Value Fund: Class IB (PVEIB)1

Putnam Variable Trust - Putnam VT Growth Opportunities Fund: Class IB (PVGOB)

Putnam Variable Trust - Putnam VT International Equity Fund: Class IB (PVTIGB)

T. ROWE PRICE

T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Portfolio: II (TRHS2)

T. Rowe Price Fixed Income Series, Inc. - T. Rowe Price Limited Term Bond Portfolio: II (TRLT2)

VAN ECK ASSOCIATES CORPORATION

VanEck VIP Trust - Emerging Markets Bond Fund: Initial Class (VWBF)

VanEck VIP Trust - Emerging Markets Fund: Initial Class (VWEM)

VanEck VIP Trust - Global Resources Fund: Initial Class (VWHA)1

VIRTUS MUTUAL FUNDS

Virtus Variable Insurance Trust - Virtus Duff & Phelps Real Estate Securities Series: Class I (VRVDRI)

WELLS FARGO FUNDS

Allspring Variable Trust - VT Discovery Fund: Class 2 (SVDF)1

Allspring Variable Trust - VT Opportunity Fund: Class 2 (SVOF)1

Allspring Variable Trust - VT Small Cap Growth Fund: Class 2 (WFVSCG)1

Statement of assets, liabilities and contract owners’ equity as of December 31, 2021, the related statement of operations for the year then ended, and the statements of changes in contract owners’ equity for the year ended December 31, 2021 and the period from January 2, 2020 (inception) to December 31, 2020.

MASSACHUSETTS FINANCIAL SERVICES CO.

MFS(R) Variable Insurance Trust II – MFS International Growth Portfolio: Initial Class (MVIGIC)

Statement of assets, liabilities and contract owners’ equity as of December 31, 2021, the related statement of operations for the year then ended, and the statements of changes in contract owners’ equity for the year ended December 31, 2021 and the period from September 11, 2020 (inception) to December 31, 2020.

NATIONWIDE FUNDS GROUP

Nationwide Variable Insurance Trust – NVIT Mellon Dynamic U.S. Equity Income: Class X (NVAMVX)

8

Statement of assets, liabilities and contract owners’ equity as of December 31, 2021, the related statement of operations for the year then ended, and the statements of changes in contract owners’ equity for the year ended December 31, 2021 and the period from October 16, 2020 (inception) to December 31, 2020.

NATIONWIDE FUNDS GROUP

Nationwide Variable Insurance Trust – NVIT Columbia Overseas Value Fund: Class X (NVMIVX)

Statement of assets, liabilities and contract owners’ equity as of December 31, 2021, the related statement of operations for the year then ended, and the statements of changes in contract owners’ equity for the year ended December 31, 2021 and the period from October 23, 2020 (inception) to December 31, 2020.

NATIONWIDE FUNDS GROUP

Nationwide Variable Insurance Trust – NVIT Investor Destinations Capital Appreciation Fund: Class P (NVDCAP)

Nationwide Variable Insurance Trust – NVIT Investor Destinations Moderate Fund: Class P (NVIDMP)

Statement of assets, liabilities and contract owners’ equity as of December 31, 2021, and the related statements of operations and changes in contract owners’ equity for the period from March 31, 2021 (inception) to December 31, 2021.

AB FUNDS

AllianceBernstein Variable Products Series Fund, Inc. - AB VPS International Value Portfolio: Class B (ALVIVB)

Statement of assets, liabilities and contract owners’ equity as of December 31, 2021, and the related statements of operations and changes in contract owners’ equity for the period from April 20, 2021 (inception) to December 31, 2021.

MASSACHUSETTS FINANCIAL SERVICES CO.

MFS(R) Variable Insurance Trust III - MFS Mid Cap Value Portfolio: Initial Class (MV3MVI)

Statement of assets, liabilities and contract owners’ equity as of December 31, 2021, and the related statements of operations and changes in contract owners’ equity for the period from April 30, 2021 (inception) to December 31, 2021.

INVESCO INVESTMENTS

Invesco - Invesco V.I. American Value Fund: Series I Shares (MSVMV)

9

Statement of assets, liabilities and contract owners’ equity as of December 31, 2021, and the related statements of operations and changes in contract owners’ equity for the period from September 1, 2021 (inception) to December 31, 2021.

NATIONWIDE FUNDS GROUP

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Managed Growth Fund: Class I (NCPG)

Statement of operations for the period from January 1, 2021 to April 30, 2021 (liquidation) and the statements of changes in contract owners’ equity for the period from January 1, 2021 to April 30, 2021 (liquidation) and the year ended December 31, 2020.

INVESCO INVESTMENTS

Invesco - Invesco V.I. Value Opportunities Fund: Series I Shares (AVBVI)

(1)	See Note 1 to the financial statements for the former name of the sub-account.

10

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

DECEMBER 31, 2021

Subaccount*,**	Shares	Cost	Investments, at fair value	Accounts Receivable	Total Assets	Accounts Payable	Contract Owners’ Equity
ALVDAA	423	$6,228	$6,319	$11	$6,330	$-	$6,330
ALVGIA	13,724	410,734	505,446	40	505,486	-	505,486
ALVIVB	5,369	80,951	83,862	-	83,862	3	83,859
ALVSVA	54,935	1,010,853	1,288,765	44	1,288,809	-	1,288,809
ACVB	617,681	4,651,902	5,905,030	31	5,905,061	-	5,905,061
ACVCA	6,257	105,741	117,014	74	117,088	-	117,088
ACVI	51,700	605,965	768,267	15	768,282	-	768,282
ACVIG	180,807	1,677,385	1,938,254	72	1,938,326	-	1,938,326
ACVIP2	62,649	656,059	715,449	-	715,449	6	715,443
ACVMV1	54,947	1,115,500	1,374,766	-	1,374,766	13	1,374,753
ACVU1	6,842	158,400	214,701	-	214,701	32	214,669
BRVHYI	78,384	583,632	594,935	2,204	597,139	-	597,139
MLVGA2	110,699	1,827,307	1,960,483	36	1,960,519	-	1,960,519
DGI	51,790	1,515,097	2,153,437	1	2,153,438	-	2,153,438
DSC	5,904	273,832	341,099	-	341,099	2	341,097
DSIF	801,340	33,655,050	62,352,235	99	62,352,334	-	62,352,334
DSRG	197,348	6,967,007	11,461,945	-	11,461,945	9	11,461,936
DVSCS	101,383	1,916,212	2,387,564	61	2,387,625	-	2,387,625
DWVSVS	9,006	341,349	407,623	-	407,623	8	407,615
DFVGMI	4,470	59,102	70,539	6	70,545	-	70,545
DFVIPS	16,641	177,464	188,039	-	188,039	-	188,039
DSGIBA	25,216	588,474	675,283	3	675,286	-	675,286
FQB	144,695	1,640,754	1,629,266	-	1,629,266	9	1,629,257
FVU2	7,819	84,911	100,867	-	100,867	5	100,862
FAMP	711,075	11,164,911	13,034,008	33	13,034,041	-	13,034,041
FCS	32,064	1,387,922	1,731,437	27	1,731,464	-	1,731,464
FEIP	1,684,523	37,099,856	44,050,275	216	44,050,491	-	44,050,491
FEMS	31,609	419,682	398,587	11	398,598	-	398,598
FF10S	31,677	411,339	457,106	-	457,106	-	457,106
FF20S	75,638	991,916	1,162,560	-	1,162,560	5	1,162,555
FF30S	125,392	1,853,739	2,242,016	22	2,242,038	-	2,242,038
FGP	1,128,136	73,560,304	115,554,932	413	115,555,345	-	115,555,345
FHIP	1,389,675	7,480,177	7,295,793	116	7,295,909	-	7,295,909
FIGBS	195,929	2,561,104	2,582,342	17	2,582,359	-	2,582,359
FMCS	181,169	6,186,339	7,360,913	86	7,360,999	-	7,360,999
FNRS2	76,954	1,165,846	1,207,406	17	1,207,423	-	1,207,423
FOP	169,966	3,104,408	4,976,602	11	4,976,613	-	4,976,613
FOS	190,032	4,050,527	5,535,621	65	5,535,686	-	5,535,686
FRESS	3,892	75,620	92,284	-	92,284	9	92,275
FVSS	76,639	1,067,065	1,253,051	-	1,253,051	24	1,253,027
FTVDM2	48,222	461,285	514,528	-	514,528	3	514,525
FTVFA2	37,209	217,836	221,766	-	221,766	1	221,765
FTVGI2	85,113	1,355,975	1,117,535	5	1,117,540	-	1,117,540
FTVIS2	81,306	1,241,912	1,362,688	8	1,362,696	-	1,362,696
FTVRDI	11,391	360,176	418,490	32	418,522	-	418,522
FTVSVI	163,782	2,712,223	3,018,502	48	3,018,550	-	3,018,550
TIF	2,978	42,185	41,390	-	41,390	7	41,383
TIF2	35,226	514,248	478,719	-	478,719	1	478,718
GVGMNS	4,605	57,846	59,215	-	59,215	2	59,213
GVMSAS	727	7,199	7,100	-	7,100	-	7,100
RVARS	2,983	77,258	80,565	7	80,572	-	80,572
ACEG	3,479	274,382	308,319	-	308,319	3	308,316
AVMCCI	3,256	32,825	42,230	9	42,239	-	42,239

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

DECEMBER 31, 2021

Subaccount*,**	Shares	Cost	Investments, at fair value	Accounts Receivable	Total Assets	Accounts Payable	Contract Owners’ Equity
IVBRA1	35,622	378,864	383,294	5	383,299	-	383,299
OVAG	26,995	2,438,192	3,094,477	16	3,094,493	-	3,094,493
OVB	459,773	3,675,173	3,586,227	60	3,586,287	-	3,586,287
OVGS	475,249	19,463,471	27,193,747	-	27,193,747	31	27,193,716
OVIG	113,877	309,874	332,520	20	332,540	-	332,540
OVMS	296,500	4,208,710	5,497,104	68	5,497,172	-	5,497,172
OVSB	39,607	193,396	176,250	-	176,250	3	176,247
OVSC	38,621	927,831	1,215,388	91	1,215,479	-	1,215,479
WRASP	109,012	1,014,625	1,110,700	14	1,110,714	-	1,110,714
WRHIP	148,136	500,649	502,568	7	502,575	-	502,575
WRMCG	60,763	839,873	1,084,115	-	1,084,115	2	1,084,113
JABS	50,181	2,111,677	2,666,621	16	2,666,637	-	2,666,637
JACAS	123,658	4,903,867	7,003,971	79	7,004,050	-	7,004,050
JAEI	3,340	267,268	335,735	20	335,755	-	335,755
JAGTS	317,494	5,186,151	6,638,793	53	6,638,846	-	6,638,846
JAIGS	73,669	2,087,355	3,021,882	19	3,021,901	-	3,021,901
LOVTRC	12,192	203,002	205,440	13	205,453	-	205,453
MNDIC	30,850	713,023	718,808	22	718,830	-	718,830
MV2IGI	16,301	368,382	449,418	-	449,418	22	449,396
MV3MVI	17,061	176,816	189,206	-	189,206	5	189,201
MVFIC	149,883	2,937,130	3,705,117	49	3,705,166	-	3,705,166
MVIGIC	14,680	216,368	246,326	7	246,333	-	246,333
MSEM	69,189	534,263	498,160	14	498,174	-	498,174
MSVFI	57,303	649,092	599,965	25	599,990	-	599,990
MSVRE	31,953	635,671	749,939	15	749,954	-	749,954
DTRTFB	5,247	52,982	51,837	2	51,839	-	51,839
EIF	60,170	1,099,658	1,371,268	30	1,371,298	-	1,371,298
GBF	395,123	4,426,148	4,294,983	10	4,294,993	-	4,294,993
GEM	91,933	1,131,351	1,263,159	-	1,263,159	21	1,263,138
GIG	296,531	3,152,232	3,780,768	23	3,780,791	-	3,780,791
GVAAA2	150,288	3,772,871	4,523,663	21	4,523,684	-	4,523,684
GVABD2	29,474	345,872	360,464	2	360,466	-	360,466
GVAGG2	63,962	2,064,426	2,911,560	28	2,911,588	-	2,911,588
GVAGI2	14,495	775,991	983,349	2	983,351	-	983,351
GVAGR2	29,883	2,764,441	4,318,372	28	4,318,400	-	4,318,400
GVDMA	410,892	5,116,455	6,040,106	53	6,040,159	-	6,040,159
GVDMC	44,092	486,306	523,807	34	523,841	-	523,841
GVEX1	251,354	4,841,632	7,022,841	34	7,022,875	-	7,022,875
GVIDA	164,210	2,066,625	2,431,944	16	2,431,960	-	2,431,960
GVIDC	19,545	196,969	209,918	-	209,918	8	209,910
GVIDM	214,263	2,623,292	2,815,415	64	2,815,479	-	2,815,479
GVIX2	74,561	753,009	833,591	19	833,610	-	833,610
HIBF	130,329	853,581	853,654	-	853,654	20	853,634
IDPG	27	327	348	6	354	-	354
MCIF	248,278	5,612,302	6,869,852	137	6,869,989	-	6,869,989
MSBF	105,904	970,642	969,020	-	969,020	2	969,018
NCPG	731	9,436	9,546	4	9,550	-	9,550
NCPGI	7	80	90	-	90	7	83
NVAMV1	329,839	5,028,496	6,553,895	-	6,553,895	6	6,553,889
NVAMVX	134,526	1,844,099	2,668,991	33	2,669,024	-	2,669,024
NVBX	21,480	233,491	229,619	6	229,625	-	229,625
NVCBD1	51,703	584,144	558,396	-	558,396	6	558,390
NVCCA1	64,146	695,671	786,433	-	786,433	5	786,428

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

DECEMBER 31, 2021

Subaccount*,**	Shares	Cost	Investments, at fair value	Accounts Receivable	Total Assets	Accounts Payable	Contract Owners’ Equity
NVCCN1	3,782	41,844	42,928	-	42,928	8	42,920
NVCMA1	63,238	592,425	710,162	6	710,168	-	710,168
NVCMC1	11,853	127,017	143,070	13	143,083	-	143,083
NVCMD1	96,058	1,048,494	1,183,430	38	1,183,468	-	1,183,468
NVCRA1	24,673	256,534	321,731	-	321,731	-	321,731
NVCRB1	40,319	432,376	503,186	10	503,196	-	503,196
NVDBL2	25,790	403,563	447,205	-	447,205	19	447,186
NVDCA2	5,893	103,386	119,094	3	119,097	-	119,097
NVDCAP	10,711	184,838	215,515	-	215,515	2	215,513
NVFIII	608	6,824	6,667	-	6,667	3	6,664
NVGEII	474	7,388	7,708	-	7,708	7	7,701
NVIDMP	39,514	470,702	516,444	7	516,451	-	516,451
NVIX	51,193	516,535	573,362	-	573,362	-	573,362
NVLCP1	81,311	957,642	934,265	-	934,265	5	934,260
NVMIG1	416,970	4,535,058	4,820,171	33	4,820,204	-	4,820,204
NVMIVX	35,071	335,802	403,672	2	403,674	-	403,674
NVMLG1	381,499	3,616,353	3,998,108	15	3,998,123	-	3,998,123
NVMMG1	3,738,235	41,858,167	43,214,000	-	43,214,000	8	43,213,992
NVMMV2	2,368,318	22,882,740	22,712,166	43	22,712,209	-	22,712,209
NVNMO1	1,164,341	12,112,047	17,639,770	51	17,639,821	-	17,639,821
NVNSR1	12,968	179,126	205,408	-	205,408	3	205,405
NVOLG1	4,663,530	85,949,177	112,064,622	176	112,064,798	-	112,064,798
NVRE1	795,820	5,488,864	8,395,902	88	8,395,990	-	8,395,990
NVSIX2	60,470	534,695	612,565	27	612,592	-	612,592
NVSTB2	19,733	205,303	201,671	-	201,671	5	201,666
NVTIV3	3,624	35,414	42,041	-	42,041	-	42,041
SAM	11,158,073	11,158,073	11,158,073	-	11,158,073	73	11,158,000
SCF	844,935	16,623,847	21,875,376	117	21,875,493	-	21,875,493
SCGF	135,950	2,309,192	2,701,323	-	2,701,323	9	2,701,314
SCVF	383,620	4,178,014	4,442,322	66	4,442,388	-	4,442,388
TRF	2,447,428	32,215,021	66,618,988	131	66,619,119	-	66,619,119
AMCG	68,633	1,851,598	2,768,636	2	2,768,638	-	2,768,638
AMINS	1,869	20,567	30,588	-	30,588	4	30,584
AMMCGS	6,446	202,418	232,194	-	232,194	12	232,182
AMRS	192	3,540	4,574	5	4,579	-	4,579
AMSRS	154,131	4,077,580	5,707,462	-	5,707,462	33	5,707,429
AMTB	138,720	1,467,046	1,453,784	12	1,453,796	-	1,453,796
NOTB3	874	10,127	11,130	5	11,135	-	11,135
NOTG3	327	3,771	4,259	-	4,259	5	4,254
NOTMG3	7	81	92	-	92	4	88
PMVAAA	24,781	267,811	285,228	-	285,228	-	285,228
PMVFBA	13,572	135,283	124,452	11	124,463	-	124,463
PMVLDA	121,923	1,249,141	1,247,270	13	1,247,283	-	1,247,283
PMVRSA	8,468	63,282	65,538	-	65,538	9	65,529
PVEIB	22,114	558,011	681,564	17	681,581	-	681,581
PVGOB	121,088	1,323,382	1,939,831	23	1,939,854	-	1,939,854
PVTIGB	15,598	215,473	266,098	14	266,112	-	266,112
TRHS2	94,004	4,238,319	5,752,099	68	5,752,167	-	5,752,167
TRLT2	9,118	43,796	44,586	-	44,586	2	44,584
VWBF	83,056	698,487	667,773	-	667,773	-	667,773
VWEM	197,933	2,634,386	2,850,228	-	2,850,228	2	2,850,226
VWHA	113,922	2,345,074	3,031,465	-	3,031,465	6	3,031,459
VRVDRI	2,271	51,874	57,483	7	57,490	-	57,490

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

DECEMBER 31, 2021

Subaccount*,**	Shares	Cost	Investments, at fair value	Accounts Receivable	Total Assets	Accounts Payable	Contract Owners’ Equity
SVDF	20,425	700,378	872,967	-	872,967	98	872,869
SVOF	54,612	1,397,932	1,919,079	91	1,919,170	-	1,919,170
WFVSCG	57,192	691,074	802,971	20	802,991	-	802,991

Total (unaudited)			$805,942,124	$6,119	$805,948,243	$597	$805,947,646

*	Represents abbreviation of investment name. For full investment name and related abbreviation, see note 1(b).
**

For all subaccounts not included herein but listed as an investment option in note 1(b), Total Assets and Contract Owners’ Equity at the end of the period are $0. See note 1(b) for all investments available for which no policyholders were invested at December 31, 2021, if applicable.

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2021

Investment Activity*:	Total (unaudited)	ALVDAA	ALVGIA	ALVIVB	ALVSVA	ACVB	ACVCA	ACVI
Reinvested dividends	$5,561,116	6	3,906	1,391	9,349	41,150	-	1,186
Mortality and expense risk charges (note 3)	(3,877,591)	(6)	(2,093)	(317)	(4,883)	(39,545)	(10,090)	(3,730)

Net investment income (loss)	1,683,525	-	1,813	1,074	4,466	1,605	(10,090)	(2,544)

Realized gain (loss) on investments	25,247,801	40	3,624	177	25,235	126,548	611,464	4,710
Change in unrealized gain (loss) on investments	55,558,418	70	104,075	2,911	277,918	407,623	(512,887)	35,687

Net gain (loss) on investments	80,806,219	110	107,699	3,088	303,153	534,171	98,577	40,397

Reinvested capital gains	53,145,002	-	-	-	-	263,950	234,864	20,998

Net increase (decrease) in contract owners’ equity resulting from operations	$135,634,746	110	109,512	4,162	307,619	799,726	323,351	58,851

Investment Activity*:	ACVIG	ACVIP2	ACVMV1	ACVU1	BRVHYI	MLVGA2	DCAP	DGI
Reinvested dividends	$20,381	20,441	15,958	-	31,814	14,944	21,276	9,582
Mortality and expense risk charges (note 3)	(9,002)	(2,998)	(6,862)	(1,869)	(3,489)	(9,752)	(20,941)	(8,931)

Net investment income (loss)	11,379	17,443	9,096	(1,869)	28,325	5,192	335	651

Realized gain (loss) on investments	13,869	4,689	28,801	5,488	5,807	33,286	1,587,587	44,497
Change in unrealized gain (loss) on investments	84,258	14,000	245,739	22,428	(2,946)	(191,848)	(853,855)	269,274

Net gain (loss) on investments	98,127	18,689	274,540	27,916	2,861	(158,562)	733,732	313,771

Reinvested capital gains	268,997	-	-	13,032	1,689	267,604	532,329	129,681

Net increase (decrease) in contract owners’ equity resulting from operations	$378,503	36,132	283,636	39,079	32,875	114,234	1,266,396	444,103

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2021

Investment Activity*:	DSC	DSIF	DSRG	DVSCS	DWVSVS	DFVGMI	DFVIPS	DSGIBA
Reinvested dividends	$365	652,900	80,087	16,673	2,017	998	8,534	15,859
Mortality and expense risk charges (note 3)	(1,848)	(267,994)	(55,732)	(12,917)	(1,696)	(338)	(1,309)	(3,370)

Net investment income (loss)	(1,483)	384,906	24,355	3,756	321	660	7,225	12,489

Realized gain (loss) on investments	(2,210)	2,805,344	402,078	58,640	5,470	183	20,985	(1,002)
Change in unrealized gain (loss) on investments	50,106	8,286,194	1,802,934	451,784	83,110	5,397	(17,429)	45,213

Net gain (loss) on investments	47,896	11,091,538	2,205,012	510,424	88,580	5,580	3,556	44,211

Reinvested capital gains	-	2,502,517	235,490	34,142	-	2,237	1,533	9,591

Net increase (decrease) in contract owners’ equity resulting from operations	$46,413	13,978,961	2,464,857	548,322	88,901	8,477	12,314	66,291

Investment Activity*:	FQB	FVU2	FAMP	FCS	FEIP	FEMS	FF10S	FF20S
Reinvested dividends	$41,872	1,654	207,654	556	795,044	8,115	4,323	11,481
Mortality and expense risk charges (note 3)	(12,426)	(480)	(75,920)	(7,150)	(214,538)	(1,943)	(2,078)	(6,133)

Net investment income (loss)	29,446	1,174	131,734	(6,594)	580,506	6,172	2,245	5,348

Realized gain (loss) on investments	6,231	2,156	260,010	22,225	1,462,124	21,351	16,229	14,213
Change in unrealized gain (loss) on investments	(86,419)	12,141	672,703	144,480	2,340,684	(84,814)	(11,492)	18,452

Net gain (loss) on investments	(80,188)	14,297	932,713	166,705	3,802,808	(63,463)	4,737	32,665

Reinvested capital gains	14,523	-	71,004	180,674	4,659,578	43,398	14,104	60,831

Net increase (decrease) in contract owners’ equity resulting from operations	$(36,219)	15,471	1,135,451	340,785	9,042,892	(13,893)	21,086	98,844

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2021

Investment Activity*:	FF30S	FGP	FHIP	FIGBS	FMCS	FNRS2	FOP	FOS
Reinvested dividends	$21,663	-	388,911	50,836	35,665	23,185	25,405	23,240
Mortality and expense risk charges (note 3)	(9,073)	(562,759)	(35,869)	(11,356)	(34,172)	(4,916)	(20,772)	(27,490)

Net investment income (loss)	12,590	(562,759)	353,042	39,480	1,493	18,269	4,633	(4,250)

Realized gain (loss) on investments	18,560	7,020,926	(39,474)	17,673	113,081	(126,095)	204,680	146,570
Change in unrealized gain (loss) on investments	69,851	(6,870,865)	(33,184)	(161,431)	299,136	487,812	276,609	379,398

Net gain (loss) on investments	88,411	150,061	(72,658)	(143,758)	412,217	361,717	481,289	525,968

Reinvested capital gains	74,397	22,736,151	-	71,530	1,115,101	-	361,967	392,239

Net increase (decrease) in contract owners’ equity resulting from operations	$175,398	22,323,453	280,384	(32,748)	1,528,811	379,986	847,889	913,957

Investment Activity*:	FRESS	FVSS	FTVDM2	FTVFA2	FTVGI2	FTVIS2	FTVRDI	FTVSVI
Reinvested dividends	$730	16,633	4,935	3,641	-	61,258	50,378	32,490
Mortality and expense risk charges (note 3)	(383)	(6,722)	(2,735)	(1,131)	(5,275)	(6,564)	(19,333)	(13,771)

Net investment income (loss)	347	9,911	2,200	2,510	(5,275)	54,694	31,045	18,719

Realized gain (loss) on investments	5,879	35,175	14,252	(5,430)	(22,467)	(2,072)	1,454,868	(49,607)
Change in unrealized gain (loss) on investments	16,188	139,855	(60,879)	25,114	(37,163)	143,375	(571,422)	549,205

Net gain (loss) on investments	22,067	175,030	(46,627)	19,684	(59,630)	141,303	883,446	499,598

Reinvested capital gains	439	99,141	11,310	-	-	-	152,518	72,463

Net increase (decrease) in contract owners’ equity resulting from operations	$22,853	284,082	(33,117)	22,194	(64,905)	195,997	1,067,009	590,780

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2021

Investment Activity*:	TIF	TIF2	GVGMNS	GVMSAS	RVARS	ACEG	AVMCCI	IVBRA1
Reinvested dividends	$875	9,205	-	105	-	-	179	11,880
Mortality and expense risk charges (note 3)	(200)	(2,135)	(224)	(43)	(377)	(1,573)	(211)	(1,871)

Net investment income (loss)	675	7,070	(224)	62	(377)	(1,573)	(32)	10,009

Realized gain (loss) on investments	192	(4,281)	1,334	829	1,344	49,523	(14)	(128)
Change in unrealized gain (loss) on investments	784	17,452	758	(672)	1,400	(44,204)	7,710	10,168

Net gain (loss) on investments	976	13,171	2,092	157	2,744	5,319	7,696	10,040

Reinvested capital gains	-	-	4,623	-	1,861	41,286	-	11,834

Net increase (decrease) in contract owners’ equity resulting from operations	$1,651	20,241	6,491	219	4,228	45,032	7,664	31,883

Investment Activity*:	MSVMV	OVAG	OVB	OVGI	OVGS	OVIG	OVMS	OVSB
Reinvested dividends	$-	-	77,378	7,909	-	-	81,393	8,396
Mortality and expense risk charges (note 3)	-	(17,855)	(22,652)	(4,280)	(136,328)	(1,738)	(28,148)	(811)

Net investment income (loss)	-	(17,855)	54,726	3,629	(136,328)	(1,738)	53,245	7,585

Realized gain (loss) on investments	127	222,330	9,422	266,517	742,904	30,667	91,003	(250)
Change in unrealized gain (loss) on investments	-	(5,515)	(285,919)	(63,894)	1,758,946	(19,649)	109,131	(14,216)

Net gain (loss) on investments	127	216,815	(276,497)	202,623	2,501,850	11,018	200,134	(14,466)

Reinvested capital gains	-	282,362	137,697	64,472	1,393,607	24,521	278,281	-

Net increase (decrease) in contract owners’ equity resulting from operations	$127	481,322	(84,074)	270,724	3,759,129	33,801	531,660	(6,881)

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2021

Investment Activity*:	OVSC	WRASP	WRHIP	WRMCG	JABS	JACAS	JAEI	JAGTS
Reinvested dividends	$4,390	17,318	32,023	-	15,810	-	1,074	7,601
Mortality and expense risk charges (note 3)	(5,870)	(5,827)	(2,761)	(5,675)	(11,312)	(32,318)	(1,718)	(32,952)

Net investment income (loss)	(1,480)	11,491	29,262	(5,675)	4,498	(32,318)	(644)	(25,351)

Realized gain (loss) on investments	22,928	7,544	(1,730)	70,990	139,143	359,672	21,373	679,577
Change in unrealized gain (loss) on investments	128,926	(29,695)	298	(30,143)	195,339	155,742	3,391	(504,176)

Net gain (loss) on investments	151,854	(22,151)	(1,432)	40,847	334,482	515,414	24,764	175,401

Reinvested capital gains	73,833	111,569	-	128,011	16,607	842,388	28,353	871,492

Net increase (decrease) in contract owners’ equity resulting from operations	$224,207	100,909	27,830	163,183	355,587	1,325,484	52,473	1,021,542

Investment Activity*:	JAIGS	LOVTRC	MNDIC	MV2IGI	MV3MVI	MVFIC	MVIGIC	MSEM
Reinvested dividends	$29,709	3,294	-	996	916	47,414	1,235	26,746
Mortality and expense risk charges (note 3)	(14,609)	(868)	(4,094)	(1,102)	(389)	(16,401)	(1,171)	(2,624)

Net investment income (loss)	15,100	2,426	(4,094)	(106)	527	31,013	64	24,122

Realized gain (loss) on investments	38,547	34	50,499	4,470	134	109,305	2,712	(2,780)
Change in unrealized gain (loss) on investments	289,484	(4,900)	(151,916)	35,073	12,390	562,539	4,791	(34,295)

Net gain (loss) on investments	328,031	(4,866)	(101,417)	39,543	12,524	671,844	7,503	(37,075)

Reinvested capital gains	-	1,178	121,295	53,038	776	78,956	10,069	-

Net increase (decrease) in contract owners’ equity resulting from operations	$343,131	(1,262)	15,784	92,475	13,827	781,813	17,636	(12,953)

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2021

Investment Activity*:	MSVFI	MSVRE	DTRTFB	EIF	GBF	GEM	GIG	GVAAA2
Reinvested dividends	$23,297	13,286	1,167	16,749	72,460	13,070	96,126	48,279
Mortality and expense risk charges (note 3)	(2,699)	(2,987)	(247)	(6,103)	(21,672)	(6,370)	(17,619)	(21,946)

Net investment income (loss)	20,598	10,299	920	10,646	50,788	6,700	78,507	26,333

Realized gain (loss) on investments	222	(503)	16	19,792	(44,067)	31,984	54,747	51,065
Change in unrealized gain (loss) on investments	(63,751)	207,752	(1,350)	166,994	(125,841)	(143,990)	290,831	479,310

Net gain (loss) on investments	(63,529)	207,249	(1,334)	186,786	(169,908)	(112,006)	345,578	530,375

Reinvested capital gains	38,614	-	147	13,214	-	-	-	26,423

Net increase (decrease) in contract owners’ equity resulting from operations	$(4,317)	217,548	(267)	210,646	(119,120)	(105,306)	424,085	583,131

Investment Activity*:	GVABD2	GVAGG2	GVAGI2	GVAGR2	GVDMA	GVDMC	GVEX1	GVIDA
Reinvested dividends	$7,707	-	9,589	-	9,335	1,182	136,312	3,130
Mortality and expense risk charges (note 3)	(2,051)	(13,885)	(4,503)	(18,674)	(28,838)	(3,646)	(30,733)	(13,129)

Net investment income (loss)	5,656	(13,885)	5,086	(18,674)	(19,503)	(2,464)	105,579	(9,999)

Realized gain (loss) on investments	4,678	117,263	9,357	230,631	154,134	4,818	242,066	27,199
Change in unrealized gain (loss) on investments	(17,396)	223,661	160,830	471,467	503,088	28,012	1,108,443	269,276

Net gain (loss) on investments	(12,718)	340,924	170,187	702,098	657,222	32,830	1,350,509	296,475

Reinvested capital gains	2,145	76,342	16,580	64,213	90,212	4,840	46,192	40,360

Net increase (decrease) in contract owners’ equity resulting from operations	$(4,917)	403,381	191,853	747,637	727,931	35,206	1,502,280	326,836

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2021

Investment Activity*:	GVIDC	GVIDM	GVIX2	HIBF	IDPG	MCIF	MSBF	NCPG
Reinvested dividends	$523	5,426	22,685	41,499	2	79,004	53,162	-
Mortality and expense risk charges (note 3)	(1,093)	(11,076)	(4,169)	(4,579)	(3)	(35,494)	(5,495)	(1)

Net investment income (loss)	(570)	(5,650)	18,516	36,920	(1)	43,510	47,667	(1)

Realized gain (loss) on investments	1,005	31,081	8,446	13,874	3	63,880	8,761	-
Change in unrealized gain (loss) on investments	3,253	215,938	52,450	(2,216)	31	1,197,179	(10,050)	110

Net gain (loss) on investments	4,258	247,019	60,896	11,658	34	1,261,059	(1,289)	110

Reinvested capital gains	1,405	32,445	-	-	14	115,943	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$5,093	273,814	79,412	48,578	47	1,420,512	46,378	109

Investment Activity*:	NCPGI	NVAMV1	NVAMVX	NVBX	NVCBD1	NVCCA1	NVCCN1	NVCMA1
Reinvested dividends	$-	76,717	33,090	4,944	10,999	2,076	113	1,664
Mortality and expense risk charges (note 3)	-	(30,226)	(11,436)	(1,231)	(3,779)	(3,950)	(752)	(3,729)

Net investment income (loss)	-	46,491	21,654	3,713	7,220	(1,874)	(639)	(2,065)

Realized gain (loss) on investments	1	(52,722)	70,474	2,284	7,317	(1,741)	16,782	14,277
Change in unrealized gain (loss) on investments	6	1,787,376	565,211	(13,420)	(44,863)	110,509	(3,197)	94,959

Net gain (loss) on investments	7	1,734,654	635,685	(11,136)	(37,546)	108,768	13,585	109,236

Reinvested capital gains	-	-	-	923	16,595	-	118	-

Net increase (decrease) in contract owners’ equity resulting from operations	$7	1,781,145	657,339	(6,500)	(13,731)	106,894	13,064	107,171

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2021

Investment Activity*:	NVCMC1	NVCMD1	NVCRA1	NVCRB1	NVDBL2	NVDCA2	NVDCAP	NVFIII
Reinvested dividends	$349	3,144	580	1,294	1,053	203	685	59
Mortality and expense risk charges (note 3)	(726)	(5,378)	(1,732)	(2,550)	(895)	(792)	(964)	(87)

Net investment income (loss)	(377)	(2,234)	(1,152)	(1,256)	158	(589)	(279)	(28)

Realized gain (loss) on investments	755	3,644	21,546	7,693	12,796	5,210	1,753	602
Change in unrealized gain (loss) on investments	11,369	137,562	36,128	43,305	22,029	8,674	17,051	(1,249)

Net gain (loss) on investments	12,124	141,206	57,674	50,998	34,825	13,884	18,804	(647)

Reinvested capital gains	35	-	-	-	5,000	1,811	2,848	2

Net increase (decrease) in contract owners’ equity resulting from operations	$11,782	138,972	56,522	49,742	39,983	15,106	21,373	(673)

Investment Activity*:	NVGEII	NVIDMP	NVIX	NVLCP1	NVMIG1	NVMIVX	NVMLG1	NVMMG1
Reinvested dividends	$86	1,876	16,545	17,007	20,351	13,317	-	53,430
Mortality and expense risk charges (note 3)	(30)	(2,251)	(2,666)	(1,507)	(29,336)	(2,022)	(14,883)	(232,053)

Net investment income (loss)	56	(375)	13,879	15,500	(8,985)	11,295	(14,883)	(178,623)

Realized gain (loss) on investments	633	3,750	1,163	(1,400)	17,391	3,610	(223,935)	438,503
Change in unrealized gain (loss) on investments	74	29,685	34,245	(22,955)	(218,803)	18,911	773,627	(8,682,555)

Net gain (loss) on investments	707	33,435	35,408	(24,355)	(201,412)	22,521	549,692	(8,244,052)

Reinvested capital gains	4	5,140	-	7,389	172,858	-	614,102	5,926,648

Net increase (decrease) in contract owners’ equity resulting from operations	$767	38,200	49,287	(1,466)	(37,539)	33,816	1,148,911	(2,496,027)

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2021

Investment Activity*:	NVMMV2	NVNMO1	NVNSR1	NVOLG1	NVRE1	NVSIX2	NVSTB2	NVTIV3
Reinvested dividends	$162,374	49,690	646	498,184	77,597	5,082	2,155	1,033
Mortality and expense risk charges (note 3)	(112,374)	(81,565)	(869)	(448,936)	(35,082)	(3,058)	(1,189)	(314)

Net investment income (loss)	50,000	(31,875)	(223)	49,248	42,515	2,024	966	719

Realized gain (loss) on investments	(677,071)	663,818	3,743	(53,949)	49,197	(46,395)	(167)	(345)
Change in unrealized gain (loss) on investments	5,137,429	2,837,683	15,651	22,213,265	2,618,711	87,697	(3,323)	5,363

Net gain (loss) on investments	4,460,358	3,501,501	19,394	22,159,316	2,667,908	41,302	(3,490)	5,018

Reinvested capital gains	-	335,784	19,925	1,553,658	-	12,431	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$4,510,358	3,805,410	39,096	23,762,222	2,710,423	55,757	(2,524)	5,737

Investment Activity*:	SAM	SCF	SCGF	SCVF	TRF	AMCG	AMINS	AMMCGS
Reinvested dividends	$3	-	-	-	479,767	-	96	-
Mortality and expense risk charges (note 3)	(62,152)	(103,772)	(11,589)	(20,099)	(334,727)	(9,517)	-	(1,057)

Net investment income (loss)	(62,149)	(103,772)	(11,589)	(20,099)	145,040	(9,517)	96	(1,057)

Realized gain (loss) on investments	-	770,513	9,295	(85,752)	3,194,243	34,840	158	3,141
Change in unrealized gain (loss) on investments	-	4,498,414	19,407	1,164,970	5,988,877	(2,056)	2,943	(3,473)

Net gain (loss) on investments	-	5,268,927	28,702	1,079,218	9,183,120	32,784	3,101	(332)

Reinvested capital gains	-	215,933	235,502	-	2,867,346	290,046	440	27,028

Net increase (decrease) in contract owners’ equity resulting from operations	$(62,149)	5,381,088	252,615	1,059,119	12,195,506	313,313	3,637	25,639

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2021

Investment Activity*:	AMRS	AMSRS	AMTB	NOTB3	NOTG3	NOTMG3	PMVAAA	PMVFBA
Reinvested dividends	$13	20,102	39,698	110	41	1	28,228	7,779
Mortality and expense risk charges (note 3)	-	(11,400)	(6,645)	(55)	(18)	-	(1,285)	(694)

Net investment income (loss)	13	8,702	33,053	55	23	1	26,943	7,085

Realized gain (loss) on investments	1,252	41,792	490	35	74	1	2,844	519
Change in unrealized gain (loss) on investments	691	929,476	(27,714)	756	308	6	5,476	(19,297)

Net gain (loss) on investments	1,943	971,268	(27,224)	791	382	7	8,320	(18,778)

Reinvested capital gains	-	102,788	-	-	-	-	-	224

Net increase (decrease) in contract owners’ equity resulting from operations	$1,956	1,082,758	5,829	846	405	8	35,263	(11,469)

Investment Activity*:	PMVLDA	PMVRSA	PMVTRA	PVEIB	PVGOB	PVTIGB	TRHS2	TRLT2
Reinvested dividends	$6,844	2,104	11,519	6,023	-	3,106	-	486
Mortality and expense risk charges (note 3)	(4,829)	(265)	(3,202)	(2,944)	(9,603)	(1,290)	(27,526)	-

Net investment income (loss)	2,015	1,839	8,317	3,079	(9,603)	1,816	(27,526)	486

Realized gain (loss) on investments	(6,579)	7,395	(17,594)	2,939	137,470	3,828	285,562	183
Change in unrealized gain (loss) on investments	(12,031)	928	(34,217)	98,903	68,370	5,527	29,297	(991)

Net gain (loss) on investments	(18,610)	8,323	(51,811)	101,842	205,840	9,355	314,859	(808)

Reinvested capital gains	-	-	32,121	18,751	180,843	9,579	368,416	272

Net increase (decrease) in contract owners’ equity resulting from operations	$(16,595)	10,162	(11,373)	123,672	377,080	20,750	655,749	(50)

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2021

Investment Activity*:	VWBF	VWEM	VWHA	VRVDRI	SVDF	SVOF	WFVSCG	AVBVI
Reinvested dividends	$35,668	30,566	13,324	196	-	728	-	49
Mortality and expense risk charges (note 3)	(3,996)	(17,306)	(15,410)	(95)	(6,911)	(13,261)	(3,731)	-

Net investment income (loss)	31,672	13,260	(2,086)	101	(6,911)	(12,533)	(3,731)	49

Realized gain (loss) on investments	(8,684)	72,253	(8,422)	2,488	87,982	67,448	37,022	1,091
Change in unrealized gain (loss) on investments	(55,413)	(558,362)	501,229	5,108	(210,347)	230,847	(71,588)	(30)

Net gain (loss) on investments	(64,097)	(486,109)	492,807	7,596	(122,365)	298,295	(34,566)	1,061

Reinvested capital gains	-	74,640	-	352	81,564	87,776	78,724	166

Net increase (decrease) in contract owners’ equity resulting from operations	$(32,425)	(398,209)	490,721	8,049	(47,712)	373,538	40,427	1,276

*

For all subaccounts not included herein but listed as an investment option in note 1(b), there was no activity during the period. See note 1(b) for all investments available for which no contract owners were invested at December 31, 2021, if applicable.

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	Total (unaudited)		ALVDAA		ALVGIA		ALVIVB
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$1,683,525	3,526,391	-	2	1,813	3,877	1,074	-
Realized gain (loss) on investments	25,247,801	14,143,652	40	-	3,624	(7,072)	177	-
Change in unrealized gain (loss) on investments	55,558,418	60,277,713	70	9	104,075	(12,918)	2,911	-
Reinvested capital gains	53,145,002	42,152,339	-	-	-	18,845	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	135,634,746	120,100,095	110	11	109,512	2,732	4,162	-

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	16,693,759	21,092,153	168	90	14,765	8,210	-	-
Transfers between funds	-	(156)	6,269	-	13,001	(11,979)	84,424	-
Surrenders (notes 2, 3, 4, 5 and 6)	(72,875,405)	(67,810,883)	(502)	(79)	(32,380)	(37,415)	(4,724)	-
Adjustments to maintain reserves	(286,551)	67,371	17	(11)	19	30	(3)	-

Net equity transactions	(56,468,197)	(46,651,515)	5,952	-	(4,595)	(41,154)	79,697	-

Net change in contract owners’ equity	79,166,549	73,448,580	6,062	11	104,917	(38,422)	83,859	-
Contract owners’ equity at beginning of period	726,781,097	653,332,517	268	257	400,569	438,991	-	-

Contract owners’ equity at end of period	$805,947,646	726,781,097	6,330	268	505,486	400,569	83,859	-

CHANGE IN UNITS:
Beginning units	15,668,140	16,511,829	18	18	9,985	11,184	-	-
Units purchased	1,542,079	1,904,115	409	22	1,048	327	8,832	-
Units surrendered	(2,694,530)	(2,747,804)	(47)	(22)	(1,175)	(1,526)	(478)	-

Ending units	14,515,689	15,668,140	380	18	9,858	9,985	8,354	-

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	ALVSVA		ACVB		ACVCA		ACVI
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$4,466	3,980	1,605	27,758	(10,090)	(8,532)	(2,544)	812
Realized gain (loss) on investments	25,235	(47,433)	126,548	51,544	611,464	23,792	4,710	10,601
Change in unrealized gain (loss) on investments	277,918	36,436	407,623	337,020	(512,887)	394,879	35,687	89,208
Reinvested capital gains	-	33,371	263,950	189,429	234,864	154,309	20,998	6,194

Net increase (decrease) in contract owners’ equity resulting from operations	307,619	26,354	799,726	605,751	323,351	564,448	58,851	106,815

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	27,255	25,562	87,553	96,858	16,099	7,527	3,001	3,352
Transfers between funds	176,434	(14,178)	(47,403)	65,308	(2,077,835)	(2,478)	621	222,516
Surrenders (notes 2, 3, 4, 5 and 6)	(84,949)	(76,019)	(512,165)	(771,539)	(26,592)	(173,164)	(12,474)	(39,902)
Adjustments to maintain reserves	16	25	172	15	(22,538)	6,522	(25,688)	4,982

Net equity transactions	118,756	(64,610)	(471,843)	(609,358)	(2,110,866)	(161,593)	(34,540)	190,948

Net change in contract owners’ equity	426,375	(38,256)	327,883	(3,607)	(1,787,515)	402,855	24,311	297,763
Contract owners’ equity at beginning of period	862,434	900,690	5,577,178	5,580,785	1,904,603	1,501,748	743,971	446,208

Contract owners’ equity at end of period	$1,288,809	862,434	5,905,061	5,577,178	117,088	1,904,603	768,282	743,971

CHANGE IN UNITS:
Beginning units	16,852	18,146	142,764	154,992	37,563	43,716	26,458	15,473
Units purchased	3,525	1,519	3,963	3,459	467	892	141	12,721
Units surrendered	(1,867)	(2,813)	(13,394)	(15,687)	(37,425)	(7,045)	(957)	(1,736)

Ending units	18,510	16,852	133,333	142,764	605	37,563	25,642	26,458

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	ACVIG		ACVIP2		ACVMV1		ACVU1
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$11,379	24,003	17,443	4,587	9,096	16,392	(1,869)	(7,857)
Realized gain (loss) on investments	13,869	4,626	4,689	13,874	28,801	(7,807)	5,488	362,998
Change in unrealized gain (loss) on investments	84,258	61,892	14,000	36,780	245,739	(42,420)	22,428	(122,288)
Reinvested capital gains	268,997	82,693	-	-	-	-	13,032	3,036

Net increase (decrease) in contract owners’ equity resulting from operations	378,503	173,214	36,132	55,241	283,636	(33,835)	39,079	235,889

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	47,895	57,710	30,702	32,262	70,765	29,228	-	102,194
Transfers between funds	8,859	(121,420)	183,983	(105,202)	(127,664)	(655,352)	(4,221)	(1,064,655)
Surrenders (notes 2, 3, 4, 5 and 6)	(176,979)	(192,015)	(50,066)	(69,149)	(252,131)	(129,006)	(2,288)	(106,326)
Adjustments to maintain reserves	43	(11)	(3)	30	(20)	16	(53)	26

Net equity transactions	(120,182)	(255,736)	164,616	(142,059)	(309,050)	(755,114)	(6,562)	(1,068,761)

Net change in contract owners’ equity	258,321	(82,522)	200,748	(86,818)	(25,414)	(788,949)	32,517	(832,872)
Contract owners’ equity at beginning of period	1,680,005	1,762,527	514,695	601,513	1,400,167	2,189,116	182,152	1,015,024

Contract owners’ equity at end of period	$1,938,326	1,680,005	715,443	514,695	1,374,753	1,400,167	214,669	182,152

CHANGE IN UNITS:
Beginning units	46,981	54,791	28,701	36,595	35,934	56,551	3,458	28,843
Units purchased	2,468	2,426	13,895	3,891	1,412	1,325	-	330
Units surrendered	(5,322)	(10,236)	(4,806)	(11,785)	(8,610)	(21,942)	(116)	(25,715)

Ending units	44,127	46,981	37,790	28,701	28,736	35,934	3,342	3,458

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	BRVHYI		MLVGA2		DCAP		DGI
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$28,325	27,753	5,192	11,151	335	16,050	651	4,704
Realized gain (loss) on investments	5,807	(14,570)	33,286	12,853	1,587,587	(33,322)	44,497	45,161
Change in unrealized gain (loss) on investments	(2,946)	4,203	(191,848)	203,246	(853,855)	635,787	269,274	186,924
Reinvested capital gains	1,689	-	267,604	90,746	532,329	375,018	129,681	110,769

Net increase (decrease) in contract owners’ equity resulting from operations	32,875	17,386	114,234	317,996	1,266,396	993,533	444,103	347,558

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	5,602	21,892	59,083	78,660	68,200	111,846	24,798	34,208
Transfers between funds	(42,223)	449,361	56,449	(173,254)	(6,199,232)	(101,766)	11,916	(4,278)
Surrenders (notes 2, 3, 4, 5 and 6)	(74,161)	(27,382)	(196,512)	(168,018)	(315,116)	(569,132)	(125,339)	(130,030)
Adjustments to maintain reserves	(432)	1,769	38	1	(269)	88	(9)	27

Net equity transactions	(111,214)	445,640	(80,942)	(262,611)	(6,446,417)	(558,964)	(88,634)	(100,073)

Net change in contract owners’ equity	(78,339)	463,026	33,292	55,385	(5,180,021)	434,569	355,469	247,485
Contract owners’ equity at beginning of period	675,478	212,452	1,927,227	1,871,842	5,180,021	4,745,452	1,797,969	1,550,484

Contract owners’ equity at end of period	$597,139	675,478	1,960,519	1,927,227	-	5,180,021	2,153,438	1,797,969

CHANGE IN UNITS:
Beginning units	55,269	18,555	79,733	93,183	97,929	110,653	35,089	37,988
Units purchased	2,438	39,371	7,211	5,314	1,989	4,356	2,672	2,537
Units surrendered	(11,089)	(2,657)	(10,355)	(18,764)	(99,918)	(17,080)	(4,351)	(5,436)

Ending units	46,618	55,269	76,589	79,733	-	97,929	33,410	35,089

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	DSC		DSIF		DSRG		DVSCS
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$(1,483)	329	384,906	508,737	24,355	46,035	3,756	10,267
Realized gain (loss) on investments	(2,210)	(42,475)	2,805,344	3,135,013	402,078	228,027	58,640	(40,966)
Change in unrealized gain (loss) on investments	50,106	80,819	8,286,194	1,188,425	1,802,934	1,480,604	451,784	89,130
Reinvested capital gains	-	-	2,502,517	2,896,009	235,490	99,081	34,142	112,458

Net increase (decrease) in contract owners’ equity resulting from operations	46,413	38,673	13,978,961	7,728,184	2,464,857	1,853,747	548,322	170,889

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	10,398	9,944	1,002,790	1,085,483	230,482	255,337	35,229	33,925
Transfers between funds	17,438	(56,050)	(259,632)	(730,935)	37,697	9,497	(216,305)	(87,819)
Surrenders (notes 2, 3, 4, 5 and 6)	(24,655)	(14,586)	(4,445,784)	(4,332,407)	(937,206)	(659,228)	(178,797)	(152,874)
Adjustments to maintain reserves	21	(23)	(24,960)	3,906	(1,123)	294	21	43

Net equity transactions	3,202	(60,715)	(3,727,586)	(3,973,953)	(670,150)	(394,100)	(359,852)	(206,725)

Net change in contract owners’ equity	49,615	(22,042)	10,251,375	3,754,231	1,794,707	1,459,647	188,470	(35,836)
Contract owners’ equity at beginning of period	291,482	313,524	52,100,959	48,346,728	9,667,229	8,207,582	2,199,155	2,234,991

Contract owners’ equity at end of period	$341,097	291,482	62,352,334	52,100,959	11,461,936	9,667,229	2,387,625	2,199,155

CHANGE IN UNITS:
Beginning units	8,427	10,752	548,003	606,380	123,939	125,019	48,520	54,408
Units purchased	1,659	545	23,977	22,962	9,104	13,464	1,647	1,845
Units surrendered	(1,633)	(2,870)	(62,690)	(81,339)	(16,498)	(14,544)	(8,118)	(7,733)

Ending units	8,453	8,427	509,290	548,003	116,545	123,939	42,049	48,520

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	DWVSVS		DFVGMI		DFVIPS		DSGIBA
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$321	1,372	660	478	7,225	1,607	12,489	14,515
Realized gain (loss) on investments	5,470	(44,363)	183	4	20,985	1,946	(1,002)	(3,880)
Change in unrealized gain (loss) on investments	83,110	(6,792)	5,397	4,683	(17,429)	21,526	45,213	21,222
Reinvested capital gains	-	14,977	2,237	699	1,533	1,516	9,591	12,743

Net increase (decrease) in contract owners’ equity resulting from operations	88,901	(34,806)	8,477	5,864	12,314	26,595	66,291	44,600

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	1,944	1,815	891	28,232	1,396	1,969	4,716	4,059
Transfers between funds	63,733	(30,115)	-	(38)	377	19,922	(34,047)	34,293
Surrenders (notes 2, 3, 4, 5 and 6)	(25,500)	(30,462)	(1,169)	(1,081)	(109,609)	(2,484)	(6,271)	(8,254)
Adjustments to maintain reserves	(11)	9	3	(4)	(2)	2	6	3

Net equity transactions	40,166	(58,753)	(275)	27,109	(107,838)	19,409	(35,596)	30,101

Net change in contract owners’ equity	129,067	(93,559)	8,202	32,973	(95,524)	46,004	30,695	74,701
Contract owners’ equity at beginning of period	278,548	372,107	62,343	29,370	283,563	237,559	644,591	569,890

Contract owners’ equity at end of period	$407,615	278,548	70,545	62,343	188,039	283,563	675,286	644,591

CHANGE IN UNITS:
Beginning units	15,625	20,316	4,754	2,480	23,554	21,935	45,291	43,136
Units purchased	2,815	406	62	2,369	577	1,866	578	3,734
Units surrendered	(1,285)	(5,097)	(82)	(95)	(9,263)	(247)	(2,888)	(1,579)

Ending units	17,155	15,625	4,734	4,754	14,868	23,554	42,981	45,291

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	FQB		FVU2		FAMP		FCS
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$29,446	21,887	1,174	1,295	131,734	94,889	(6,594)	(2,726)
Realized gain (loss) on investments	6,231	(1,374)	2,156	(32)	260,010	279,354	22,225	10,195
Change in unrealized gain (loss) on investments	(86,419)	51,158	12,141	(681)	672,703	831,557	144,480	198,125
Reinvested capital gains	14,523	2,999	-	-	71,004	130,890	180,674	3,107

Net increase (decrease) in contract owners’ equity resulting from operations	(36,219)	74,670	15,471	582	1,135,451	1,336,690	340,785	208,701

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	18,040	19,406	4,067	4,321	306,007	317,746	91,809	94,380
Transfers between funds	5,220	736,813	1,518	9,918	1,838,082	(76,913)	260,785	753,100
Surrenders (notes 2, 3, 4, 5 and 6)	(126,167)	(93,114)	(1,122)	1,310	(1,080,630)	(957,984)	(33,235)	(11,324)
Adjustments to maintain reserves	(28)	29	1	3	(6,485)	846	13	19

Net equity transactions	(102,935)	663,134	4,464	15,552	1,056,974	(716,305)	319,372	836,175

Net change in contract owners’ equity	(139,154)	737,804	19,935	16,134	2,192,425	620,385	660,157	1,044,876
Contract owners’ equity at beginning of period	1,768,411	1,030,607	80,927	64,793	10,841,616	10,221,231	1,071,307	26,431

Contract owners’ equity at end of period	$1,629,257	1,768,411	100,862	80,927	13,034,041	10,841,616	1,731,464	1,071,307

CHANGE IN UNITS:
Beginning units	86,638	52,411	7,410	5,959	186,706	209,936	74,520	2,386
Units purchased	2,473	41,282	1,709	1,805	92,062	9,548	22,572	73,393
Units surrendered	(7,572)	(7,055)	(1,287)	(354)	(27,156)	(32,778)	(2,308)	(1,259)

Ending units	81,539	86,638	7,832	7,410	251,612	186,706	94,784	74,520

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	FEIP		FEMS		FF10S		FF20S
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$580,506	449,806	6,172	931	2,245	3,010	5,348	6,753
Realized gain (loss) on investments	1,462,124	915,291	21,351	(4,873)	16,229	4,298	14,213	29,138
Change in unrealized gain (loss) on investments	2,340,684	(988,212)	(84,814)	41,966	(11,492)	22,593	18,452	39,635
Reinvested capital gains	4,659,578	1,607,548	43,398	24,052	14,104	17,583	60,831	64,484

Net increase (decrease) in contract owners’ equity resulting from operations	9,042,892	1,984,433	(13,893)	62,076	21,086	47,484	98,844	140,010

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	1,092,827	991,483	13,306	14,462	71,418	4,145	35,825	33,644
Transfers between funds	(65,317)	(3,294)	91,753	66,498	(7,832)	25,401	9,306	(8,293)
Surrenders (notes 2, 3, 4, 5 and 6)	(4,740,874)	(3,066,586)	(20,126)	(18,345)	(87,752)	(26,876)	(105,769)	(179,537)
Adjustments to maintain reserves	(39,742)	2,233	10	2	(9)	8	8	2

Net equity transactions	(3,753,106)	(2,076,164)	84,943	62,617	(24,175)	2,678	(60,630)	(154,184)

Net change in contract owners’ equity	5,289,786	(91,731)	71,050	124,693	(3,089)	50,162	38,214	(14,174)
Contract owners’ equity at beginning of period	38,760,705	38,852,436	327,548	202,855	460,195	410,033	1,124,341	1,138,515

Contract owners’ equity at end of period	$44,050,491	38,760,705	398,598	327,548	457,106	460,195	1,162,555	1,124,341

CHANGE IN UNITS:
Beginning units	360,367	390,019	23,496	18,993	18,901	18,832	41,470	47,862
Units purchased	21,362	18,072	6,951	5,479	3,346	1,439	3,580	2,893
Units surrendered	(65,306)	(47,724)	(1,040)	(976)	(4,444)	(1,370)	(5,702)	(9,285)

Ending units	316,423	360,367	29,407	23,496	17,803	18,901	39,348	41,470

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	FF30S		FGP		FHIP		FIGBS
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$12,590	8,350	(562,759)	(401,883)	353,042	318,524	39,480	44,734
Realized gain (loss) on investments	18,560	40,967	7,020,926	7,698,872	(39,474)	(70,306)	17,673	38,732
Change in unrealized gain (loss) on investments	69,851	87,285	(6,870,865)	16,820,572	(33,184)	(109,612)	(161,431)	131,005
Reinvested capital gains	74,397	65,638	22,736,151	8,205,517	-	-	71,530	869

Net increase (decrease) in contract owners’ equity resulting from operations	175,398	202,240	22,323,453	32,323,078	280,384	138,606	(32,748)	215,340

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	42,261	104,154	1,685,790	1,944,440	245,952	269,698	37,834	36,753
Transfers between funds	561,229	(20,364)	(608,466)	(2,788,533)	100,935	(20,601)	25,941	537,383
Surrenders (notes 2, 3, 4, 5 and 6)	(51,503)	(75,227)	(10,214,994)	(8,268,736)	(647,017)	(661,337)	(181,482)	(265,779)
Adjustments to maintain reserves	6	33	(46,641)	13,013	(6,635)	78	(17)	3

Net equity transactions	551,993	8,596	(9,184,311)	(9,099,816)	(306,765)	(412,162)	(117,724)	308,360

Net change in contract owners’ equity	727,391	210,836	13,139,142	23,223,262	(26,381)	(273,556)	(150,472)	523,700
Contract owners’ equity at beginning of period	1,514,647	1,303,811	102,416,203	79,192,941	7,322,290	7,595,846	2,732,831	2,209,131

Contract owners’ equity at end of period	$2,242,038	1,514,647	115,555,345	102,416,203	7,295,909	7,322,290	2,582,359	2,732,831

CHANGE IN UNITS:
Beginning units	49,877	49,805	542,351	691,597	132,097	141,469	137,001	120,310
Units purchased	20,771	6,347	21,236	21,626	12,380	9,300	9,564	30,172
Units surrendered	(4,724)	(6,275)	(75,199)	(170,872)	(17,770)	(18,672)	(15,701)	(13,481)

Ending units	65,924	49,877	488,388	542,351	126,707	132,097	130,864	137,001

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	FMCS		FNRS2		FOP		FOS
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$1,493	3,209	18,269	13,619	4,633	(243)	(4,250)	(6,787)
Realized gain (loss) on investments	113,081	(65,023)	(126,095)	(105,437)	204,680	45,559	146,570	33,556
Change in unrealized gain (loss) on investments	299,136	944,308	487,812	(244,154)	276,609	552,202	379,398	563,572
Reinvested capital gains	1,115,101	-	-	-	361,967	19,172	392,239	18,313

Net increase (decrease) in contract owners’ equity resulting from operations	1,528,811	882,494	379,986	(335,972)	847,889	616,690	913,957	608,654

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	145,267	152,447	65,669	71,765	5,225	3,437	297,002	214,016
Transfers between funds	(69,105)	(14,316)	235,694	15,490	(64,591)	(31,946)	(45,822)	217,465
Surrenders (notes 2, 3, 4, 5 and 6)	(499,552)	(666,767)	(148,994)	(95,390)	(555,346)	(303,083)	(508,455)	(455,277)
Adjustments to maintain reserves	62	10	18	1	(5,193)	860	30	32

Net equity transactions	(423,328)	(528,626)	152,387	(8,134)	(619,905)	(330,732)	(257,245)	(23,764)

Net change in contract owners’ equity	1,105,483	353,868	532,373	(344,106)	227,984	285,958	656,712	584,890
Contract owners’ equity at beginning of period	6,255,516	5,901,648	675,050	1,019,156	4,748,629	4,462,671	4,878,974	4,294,084

Contract owners’ equity at end of period	$7,360,999	6,255,516	1,207,423	675,050	4,976,613	4,748,629	5,535,686	4,878,974

CHANGE IN UNITS:
Beginning units	94,515	104,795	64,509	65,125	105,502	113,238	343,121	347,031
Units purchased	3,955	5,113	26,917	11,808	1,650	951	37,221	48,090
Units surrendered	(9,524)	(15,393)	(16,660)	(12,424)	(16,979)	(8,687)	(53,212)	(52,000)

Ending units	88,946	94,515	74,766	64,509	90,173	105,502	327,130	343,121

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	FRESS		FVSS		FTVDM2		FTVFA2
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$347	995	9,911	4,102	2,200	16,597	2,510	1,734
Realized gain (loss) on investments	5,879	(9,752)	35,175	(25,092)	14,252	74,416	(5,430)	(16,843)
Change in unrealized gain (loss) on investments	16,188	2,009	139,855	60,640	(60,879)	(30,212)	25,114	(15,005)
Reinvested capital gains	439	1,673	99,141	33,124	11,310	11,854	-	49,111

Net increase (decrease) in contract owners’ equity resulting from operations	22,853	(5,075)	284,082	72,774	(33,117)	72,655	22,194	18,997

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	4,219	6,625	56,331	70,616	14,955	17,497	10,531	10,368
Transfers between funds	9,532	12,827	270,808	51,363	(1,739)	308,488	(5,477)	14,431
Surrenders (notes 2, 3, 4, 5 and 6)	(13,495)	(2,508)	(181,403)	(59,573)	(26,030)	(552,984)	(12,705)	(47,841)
Adjustments to maintain reserves	(3)	(3)	2	(41)	(5)	(2)	(1)	(6)

Net equity transactions	253	16,941	145,738	62,365	(12,819)	(227,001)	(7,652)	(23,048)

Net change in contract owners’ equity	23,106	11,866	429,820	135,139	(45,936)	(154,346)	14,542	(4,051)
Contract owners’ equity at beginning of period	69,169	57,303	823,207	688,068	560,461	714,807	207,223	211,274

Contract owners’ equity at end of period	$92,275	69,169	1,253,027	823,207	514,525	560,461	221,765	207,223

CHANGE IN UNITS:
Beginning units	6,354	4,895	22,769	20,422	37,053	55,113	11,163	12,621
Units purchased	1,559	2,461	7,663	4,949	2,894	2,514	1,252	1,441
Units surrendered	(1,770)	(1,002)	(4,302)	(2,602)	(3,690)	(20,574)	(1,685)	(2,899)

Ending units	6,143	6,354	26,130	22,769	36,257	37,053	10,730	11,163

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	FTVGI2		FTVIS2		FTVRDI		FTVSVI
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$(5,275)	97,681	54,694	66,702	31,045	40,167	18,719	24,016
Realized gain (loss) on investments	(22,467)	(120,897)	(2,072)	(27,135)	1,454,868	(33,757)	(49,607)	(165,394)
Change in unrealized gain (loss) on investments	(37,163)	(51,411)	143,375	(47,565)	(571,422)	366,699	549,205	108,768
Reinvested capital gains	-	-	-	1,030	152,518	201,919	72,463	120,265

Net increase (decrease) in contract owners’ equity resulting from operations	(64,905)	(74,627)	195,997	(6,968)	1,067,009	575,028	590,780	87,655

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	31,003	40,498	53,183	56,635	106,015	75,317	42,027	40,134
Transfers between funds	43,452	(18,972)	(33,301)	(40,741)	(4,695,643)	(160,718)	125,194	60,777
Surrenders (notes 2, 3, 4, 5 and 6)	(54,455)	(559,277)	(104,545)	(131,631)	(472,902)	(458,703)	(113,047)	(149,770)
Adjustments to maintain reserves	(1)	4	(1)	15	36	41	16	5

Net equity transactions	19,999	(537,747)	(84,664)	(115,722)	(5,062,494)	(544,063)	54,190	(48,854)

Net change in contract owners’ equity	(44,906)	(612,374)	111,333	(122,690)	(3,995,485)	30,965	644,970	38,801
Contract owners’ equity at beginning of period	1,162,446	1,774,820	1,251,363	1,374,053	4,414,007	4,383,042	2,373,580	2,334,779

Contract owners’ equity at end of period	$1,117,540	1,162,446	1,362,696	1,251,363	418,522	4,414,007	3,018,550	2,373,580

CHANGE IN UNITS:
Beginning units	120,198	173,186	60,300	66,232	86,192	98,970	45,146	46,596
Units purchased	10,818	7,703	3,952	3,828	1,857	2,574	4,019	3,406
Units surrendered	(8,885)	(60,691)	(7,788)	(9,760)	(82,130)	(15,352)	(3,295)	(4,856)

Ending units	122,131	120,198	56,464	60,300	5,919	86,192	45,870	45,146

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	TIF		TIF2		GVGMNS		GVMSAS
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$675	1,136	7,070	13,223	(224)	(116)	62	102
Realized gain (loss) on investments	192	(67)	(4,281)	(20,770)	1,334	56	829	5
Change in unrealized gain (loss) on investments	784	(1,872)	17,452	(7,059)	758	872	(672)	572
Reinvested capital gains	-	-	-	-	4,623	598	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	1,651	(803)	20,241	(14,606)	6,491	1,410	219	679

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	-	-	13,832	13,900	254	766	118	-
Transfers between funds	-	-	(53,363)	(189,875)	20,324	-	127	6,197
Surrenders (notes 2, 3, 4, 5 and 6)	(1,156)	(1,309)	(17,844)	(47,789)	(10,399)	(2,180)	(158)	(83)
Adjustments to maintain reserves	8	(19)	(7)	19	(6)	6	(2)	3

Net equity transactions	(1,148)	(1,328)	(57,382)	(223,745)	10,173	(1,408)	85	6,117

Net change in contract owners’ equity	503	(2,131)	(37,141)	(238,351)	16,664	2	304	6,796
Contract owners’ equity at beginning of period	40,880	43,011	515,859	754,210	42,549	42,547	6,796	-

Contract owners’ equity at end of period	$41,383	40,880	478,718	515,859	59,213	42,549	7,100	6,796

CHANGE IN UNITS:
Beginning units	1,555	1,613	55,282	79,633	2,962	3,068	625	-
Units purchased	-	-	2,627	3,701	1,257	58	15	633
Units surrendered	(42)	(58)	(8,486)	(28,052)	(673)	(164)	(14)	(8)

Ending units	1,513	1,555	49,423	55,282	3,546	2,962	626	625

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	RVARS		ACEG		AVMCCI		IVBRA1
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$(377)	600	(1,573)	(950)	(32)	80	10,009	24,494
Realized gain (loss) on investments	1,344	610	49,523	(85)	(14)	(1,605)	(128)	(3,436)
Change in unrealized gain (loss) on investments	1,400	2,591	(44,204)	84,033	7,710	1,927	10,168	(6,589)
Reinvested capital gains	1,861	-	41,286	23,140	-	5,568	11,834	16,861

Net increase (decrease) in contract owners’ equity resulting from operations	4,228	3,801	45,032	106,138	7,664	5,970	31,883	31,330

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	2,052	797	4,245	2,202	1,316	20,272	22,807	208,589
Transfers between funds	12,933	(9,174)	(155,203)	98,217	(14)	5,626	-	(5,439)
Surrenders (notes 2, 3, 4, 5 and 6)	(2,993)	(2,024)	(23,150)	(13,014)	(522)	(406)	(29,533)	(206,505)
Adjustments to maintain reserves	-	6	(11)	40	9	8	2	3

Net equity transactions	11,992	(10,395)	(174,119)	87,445	789	25,500	(6,724)	(3,352)

Net change in contract owners’ equity	16,220	(6,594)	(129,087)	193,583	8,453	31,470	25,159	27,978
Contract owners’ equity at beginning of period	64,352	70,946	437,403	243,820	33,786	2,316	358,140	330,162

Contract owners’ equity at end of period	$80,572	64,352	308,316	437,403	42,239	33,786	383,299	358,140

CHANGE IN UNITS:
Beginning units	5,688	6,699	11,929	9,418	1,724	130	25,632	25,929
Units purchased	1,777	76	248	3,331	58	1,639	1,978	3,548
Units surrendered	(845)	(1,087)	(4,671)	(820)	(25)	(45)	(2,446)	(3,845)

Ending units	6,620	5,688	7,506	11,929	1,757	1,724	25,164	25,632

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	MSVMV		OVAG		OVB		OVGI
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$-	-	(17,855)	(9,446)	54,726	77,072	3,629	9,841
Realized gain (loss) on investments	127	-	222,330	9,104	9,422	207,142	266,517	(33,751)
Change in unrealized gain (loss) on investments	-	-	(5,515)	572,316	(285,919)	(21,928)	(63,894)	(835)
Reinvested capital gains	-	-	282,362	115,284	137,697	-	64,472	95,136

Net increase (decrease) in contract owners’ equity resulting from operations	127	-	481,322	687,258	(84,074)	262,286	270,724	70,391

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	-	-	36,035	36,649	132,280	121,335	9,933	13,604
Transfers between funds	-	-	16,259	816,824	71,751	795,656	(1,145,859)	(68,854)
Surrenders (notes 2, 3, 4, 5 and 6)	(127)	-	(276,178)	(127,733)	(320,276)	(361,133)	(166,389)	(222,967)
Adjustments to maintain reserves	-	-	3	22	(5,644)	(236)	(43)	25

Net equity transactions	(127)	-	(223,881)	725,762	(121,889)	555,622	(1,302,358)	(278,192)

Net change in contract owners’ equity	-	-	257,441	1,413,020	(205,963)	817,908	(1,031,634)	(207,801)
Contract owners’ equity at beginning of period	-	-	2,837,052	1,424,032	3,792,250	2,974,342	1,031,634	1,239,435

Contract owners’ equity at end of period	$-	-	3,094,493	2,837,052	3,586,287	3,792,250	-	1,031,634

CHANGE IN UNITS:
Beginning units	-	-	122,828	85,026	160,414	117,060	33,220	45,429
Units purchased	-	-	4,650	46,109	12,219	60,550	1,194	1,230
Units surrendered	-	-	(14,502)	(8,307)	(17,242)	(17,196)	(34,414)	(13,439)

Ending units	-	-	112,976	122,828	155,391	160,414	-	33,220

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	OVGS		OVIG		OVMS		OVSB
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$(136,328)	41,360	(1,738)	824	53,245	81,416	7,585	8,816
Realized gain (loss) on investments	742,904	130,740	30,667	(3,305)	91,003	17,894	(250)	(2,923)
Change in unrealized gain (loss) on investments	1,758,946	4,586,403	(19,649)	46,864	109,131	471,957	(14,216)	(3,306)
Reinvested capital gains	1,393,607	785,033	24,521	2,949	278,281	120,217	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	3,759,129	5,543,536	33,801	47,332	531,660	691,484	(6,881)	2,587

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	407,291	430,765	3,128	2,367	177,366	179,643	7,194	6,755
Transfers between funds	(482,524)	(223,270)	(3,336)	102,053	11,868	(16,909)	10,324	(14,239)
Surrenders (notes 2, 3, 4, 5 and 6)	(2,299,238)	(2,060,870)	(50,896)	(13,719)	(719,059)	(420,156)	(7,815)	(8,275)
Adjustments to maintain reserves	(51,460)	10,737	9	9	(5,826)	739	4	(7)

Net equity transactions	(2,425,931)	(1,842,638)	(51,095)	90,710	(535,651)	(256,683)	9,707	(15,766)

Net change in contract owners’ equity	1,333,198	3,700,898	(17,294)	138,042	(3,991)	434,801	2,826	(13,179)
Contract owners’ equity at beginning of period	25,860,518	22,159,620	349,834	211,792	5,501,163	5,066,362	173,421	186,600

Contract owners’ equity at end of period	$27,193,716	25,860,518	332,540	349,834	5,497,172	5,501,163	176,247	173,421

CHANGE IN UNITS:
Beginning units	218,105	236,817	24,708	18,080	108,134	114,742	14,219	15,689
Units purchased	7,551	7,778	1,362	7,198	7,171	7,841	1,803	880
Units surrendered	(26,102)	(26,490)	(4,671)	(570)	(19,178)	(14,449)	(996)	(2,350)

Ending units	199,554	218,105	21,399	24,708	96,127	108,134	15,026	14,219

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	OVSC		WRASP		WRHIP		WRMCG
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$(1,480)	946	11,491	14,322	29,262	37,198	(5,675)	(3,531)
Realized gain (loss) on investments	22,928	(11,652)	7,544	(53,433)	(1,730)	(13,650)	70,990	(4,439)
Change in unrealized gain (loss) on investments	128,926	131,022	(29,695)	149,620	298	(3,512)	(30,143)	263,533
Reinvested capital gains	73,833	12,212	111,569	16,096	-	-	128,011	42,801

Net increase (decrease) in contract owners’ equity resulting from operations	224,207	132,528	100,909	126,605	27,830	20,036	163,183	298,364

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	20,693	21,043	37,123	40,767	8,592	8,817	24,384	83,462
Transfers between funds	18,786	(127,877)	(18,983)	(265,461)	4,769	87,120	56,013	132,219
Surrenders (notes 2, 3, 4, 5 and 6)	(58,101)	(64,611)	(64,765)	(81,677)	(36,672)	(99,591)	(159,800)	(40,121)
Adjustments to maintain reserves	62	9	21	(11)	(3)	10	(7)	8

Net equity transactions	(18,560)	(171,436)	(46,604)	(306,382)	(23,314)	(3,644)	(79,410)	175,568

Net change in contract owners’ equity	205,647	(38,908)	54,305	(179,777)	4,516	16,392	83,773	473,932
Contract owners’ equity at beginning of period	1,009,832	1,048,740	1,056,409	1,236,186	498,059	481,667	1,000,340	526,408

Contract owners’ equity at end of period	$1,215,479	1,009,832	1,110,714	1,056,409	502,575	498,059	1,084,113	1,000,340

CHANGE IN UNITS:
Beginning units	16,144	20,008	47,675	63,120	31,725	32,369	28,209	22,022
Units purchased	1,485	670	2,870	3,031	2,065	8,664	3,064	7,803
Units surrendered	(1,738)	(4,534)	(4,954)	(18,476)	(3,467)	(9,308)	(4,879)	(1,616)

Ending units	15,891	16,144	45,591	47,675	30,323	31,725	26,394	28,209

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	JABS		JACAS		JAEI		JAGTS
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$4,498	20,703	(32,318)	(16,234)	(644)	(1,406)	(25,351)	(24,112)
Realized gain (loss) on investments	139,143	60,459	359,672	143,771	21,373	6,162	679,577	702,007
Change in unrealized gain (loss) on investments	195,339	142,879	155,742	1,156,427	3,391	32,484	(504,176)	1,041,538
Reinvested capital gains	16,607	28,487	842,388	398,602	28,353	21,655	871,492	490,381

Net increase (decrease) in contract owners’ equity resulting from operations	355,587	252,528	1,325,484	1,682,566	52,473	58,895	1,021,542	2,209,814

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	35,304	97,385	128,355	222,084	5,553	6,030	65,106	270,600
Transfers between funds	103,418	311,839	(184,897)	141,807	(32,135)	(17,884)	(72,325)	220,068
Surrenders (notes 2, 3, 4, 5 and 6)	(116,048)	(243,016)	(547,435)	(675,255)	(51,134)	(8,729)	(604,556)	(1,703,306)
Adjustments to maintain reserves	(2)	37	74	(17)	1	18	9	46

Net equity transactions	22,672	166,245	(603,903)	(311,381)	(77,715)	(20,565)	(611,766)	(1,212,592)

Net change in contract owners’ equity	378,259	418,773	721,581	1,371,185	(25,242)	38,330	409,776	997,222
Contract owners’ equity at beginning of period	2,288,378	1,869,605	6,282,469	4,911,284	360,997	322,667	6,229,070	5,231,848

Contract owners’ equity at end of period	$2,666,637	2,288,378	7,004,050	6,282,469	335,755	360,997	6,638,846	6,229,070

CHANGE IN UNITS:
Beginning units	53,935	50,033	136,791	148,037	19,633	20,863	189,428	237,118
Units purchased	7,106	11,744	6,083	8,731	324	2,178	10,175	13,889
Units surrendered	(6,720)	(7,842)	(17,799)	(19,977)	(4,251)	(3,408)	(26,959)	(61,579)

Ending units	54,321	53,935	125,075	136,791	15,706	19,633	172,644	189,428

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	JAIGS		LOVTRC		MNDIC		MV2IGI
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$15,100	15,867	2,426	3,078	(4,094)	(2,491)	(106)	479
Realized gain (loss) on investments	38,547	(40,106)	34	198	50,499	354	4,470	21,037
Change in unrealized gain (loss) on investments	289,484	381,337	(4,900)	4,770	(151,916)	163,320	35,073	(19,332)
Reinvested capital gains	-	-	1,178	3,134	121,295	45,046	53,038	32,671

Net increase (decrease) in contract owners’ equity resulting from operations	343,131	357,098	(1,262)	11,180	15,784	206,229	92,475	34,855

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	82,821	86,214	4,075	912	71,157	85,235	4,438	7,420
Transfers between funds	68,441	(29,544)	39,163	(1,217)	(37,851)	189,075	(6,052)	(26,611)
Surrenders (notes 2, 3, 4, 5 and 6)	(191,142)	(155,524)	(7,330)	(9,122)	(128,548)	(29,838)	(6,425)	(95,771)
Adjustments to maintain reserves	9	17	17	1	(8)	18	(23)	1

Net equity transactions	(39,871)	(98,837)	35,925	(9,426)	(95,250)	244,490	(8,062)	(114,961)

Net change in contract owners’ equity	303,260	258,261	34,663	1,754	(79,466)	450,719	84,413	(80,106)
Contract owners’ equity at beginning of period	2,718,641	2,460,380	170,790	169,036	798,296	347,577	364,983	445,089

Contract owners’ equity at end of period	$3,021,901	2,718,641	205,453	170,790	718,830	798,296	449,396	364,983

CHANGE IN UNITS:
Beginning units	147,441	154,193	14,523	15,363	22,300	14,108	15,971	23,834
Units purchased	19,241	9,648	3,712	81	1,903	9,384	541	547
Units surrendered	(21,701)	(16,400)	(634)	(921)	(4,399)	(1,192)	(860)	(8,410)

Ending units	144,981	147,441	17,601	14,523	19,804	22,300	15,652	15,971

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	MV3MVI		MVFIC		MVIGIC		MSEM
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$527	-	31,013	34,636	64	1,217	24,122	21,554
Realized gain (loss) on investments	134	-	109,305	(42,568)	2,712	(5,804)	(2,780)	(19,669)
Change in unrealized gain (loss) on investments	12,390	-	562,539	(103,804)	4,791	25,167	(34,295)	7,131
Reinvested capital gains	776	-	78,956	137,131	10,069	1,687	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	13,827	-	781,813	25,395	17,636	22,267	(12,953)	9,016

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	41,602	-	38,486	45,992	3,297	-	18,684	18,445
Transfers between funds	135,096	-	(95,940)	(198,528)	83,645	127,909	4,890	(2,749)
Surrenders (notes 2, 3, 4, 5 and 6)	(1,318)	-	(304,294)	(250,433)	(7,164)	(1,263)	(50,625)	(78,573)
Adjustments to maintain reserves	(6)	-	42	2	5	1	4	31

Net equity transactions	175,374	-	(361,706)	(402,967)	79,783	126,647	(27,047)	(62,846)

Net change in contract owners’ equity	189,201	-	420,107	(377,572)	97,419	148,914	(40,000)	(53,830)
Contract owners’ equity at beginning of period	-	-	3,285,059	3,662,631	148,914	-	538,174	592,004

Contract owners’ equity at end of period	$189,201	-	3,705,166	3,285,059	246,333	148,914	498,174	538,174

CHANGE IN UNITS:
Beginning units	-	-	69,661	79,839	11,825	-	13,742	15,880
Units purchased	10,651	-	1,778	2,494	6,762	11,967	1,305	835
Units surrendered	(78)	-	(8,610)	(12,672)	(595)	(142)	(2,033)	(2,973)

Ending units	10,573	-	62,829	69,661	17,992	11,825	13,014	13,742

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	MSVFI		MSVRE		DTRTFB		EIF
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$20,598	13,068	10,299	14,372	920	227	10,646	11,984
Realized gain (loss) on investments	222	9,446	(503)	802	16	39	19,792	12,898
Change in unrealized gain (loss) on investments	(63,751)	(884)	207,752	(180,793)	(1,350)	149	166,994	(45,186)
Reinvested capital gains	38,614	5,743	-	17,742	147	-	13,214	42,631

Net increase (decrease) in contract owners’ equity resulting from operations	(4,317)	27,373	217,548	(147,877)	(267)	415	210,646	22,327

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	6,664	7,616	11,660	11,557	1,136	338	15,760	13,294
Transfers between funds	29,799	266,049	(2,241)	(40,794)	38,540	(996)	123,714	(1,813)
Surrenders (notes 2, 3, 4, 5 and 6)	(11,527)	(18,056)	(147,586)	(34,433)	(507)	(353)	(52,184)	(95,827)
Adjustments to maintain reserves	11	9	(552)	(76)	4	(1)	26	27

Net equity transactions	24,947	255,618	(138,719)	(63,746)	39,173	(1,012)	87,316	(84,319)

Net change in contract owners’ equity	20,630	282,991	78,829	(211,623)	38,906	(597)	297,962	(61,992)
Contract owners’ equity at beginning of period	579,360	296,369	671,125	882,748	12,933	13,530	1,073,336	1,135,328

Contract owners’ equity at end of period	$599,990	579,360	749,954	671,125	51,839	12,933	1,371,298	1,073,336

CHANGE IN UNITS:
Beginning units	29,587	16,136	12,611	13,946	1,164	1,257	26,048	28,410
Units purchased	2,751	15,691	110	245	3,592	31	3,237	616
Units surrendered	(1,452)	(2,240)	(3,284)	(1,580)	(46)	(124)	(1,669)	(2,978)

Ending units	30,886	29,587	9,437	12,611	4,710	1,164	27,616	26,048

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	GBF		GEM		GIG		GVAAA2
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$50,788	75,363	6,700	17,433	78,507	23,072	26,333	40,154
Realized gain (loss) on investments	(44,067)	(9,192)	31,984	8,415	54,747	(32,664)	51,065	6,607
Change in unrealized gain (loss) on investments	(125,841)	196,771	(143,990)	97,352	290,831	232,074	479,310	79,399
Reinvested capital gains	-	-	-	-	-	-	26,423	310,839

Net increase (decrease) in contract owners’ equity resulting from operations	(119,120)	262,942	(105,306)	123,200	424,085	222,482	583,131	436,999

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	171,936	192,146	36,500	42,231	91,942	89,377	73,066	74,819
Transfers between funds	40,178	113,313	9,150	(182,341)	76,515	(238,247)	(55,565)	(79,158)
Surrenders (notes 2, 3, 4, 5 and 6)	(549,358)	(600,221)	(85,196)	(88,053)	(323,271)	(186,755)	(307,251)	(361,420)
Adjustments to maintain reserves	(3,248)	157	(40)	31	(10)	22	19	(29)

Net equity transactions	(340,492)	(294,605)	(39,586)	(228,132)	(154,824)	(335,603)	(289,731)	(365,788)

Net change in contract owners’ equity	(459,612)	(31,663)	(144,892)	(104,932)	269,261	(113,121)	293,400	71,211
Contract owners’ equity at beginning of period	4,754,605	4,786,268	1,408,030	1,512,962	3,511,530	3,624,651	4,230,284	4,159,073

Contract owners’ equity at end of period	$4,294,993	4,754,605	1,263,138	1,408,030	3,780,791	3,511,530	4,523,684	4,230,284

CHANGE IN UNITS:
Beginning units	124,840	133,508	41,039	49,822	170,262	188,940	168,891	185,066
Units purchased	10,878	14,551	3,117	3,612	13,419	9,633	6,392	7,910
Units surrendered	(22,279)	(23,219)	(4,377)	(12,395)	(20,410)	(28,311)	(17,052)	(24,085)

Ending units	113,439	124,840	39,779	41,039	163,271	170,262	158,231	168,891

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	GVABD2		GVAGG2		GVAGI2		GVAGR2
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$5,656	5,948	(13,885)	3,216	5,086	8,706	(18,674)	5,901
Realized gain (loss) on investments	4,678	5,977	117,263	15,330	9,357	(7,073)	230,631	123,828
Change in unrealized gain (loss) on investments	(17,396)	18,710	223,661	416,326	160,830	16,835	471,467	790,138
Reinvested capital gains	2,145	257	76,342	142,347	16,580	76,858	64,213	248,731

Net increase (decrease) in contract owners’ equity resulting from operations	(4,917)	30,892	403,381	577,219	191,853	95,326	747,637	1,168,598

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	7,692	7,321	100,724	70,678	14,571	9,713	100,334	38,751
Transfers between funds	35,444	(72,181)	6,419	(25,072)	(2,330)	8,482	142,574	(87,232)
Surrenders (notes 2, 3, 4, 5 and 6)	(72,512)	(24,155)	(276,864)	(101,608)	(85,059)	(30,815)	(353,167)	(144,158)
Adjustments to maintain reserves	17	(17)	6	35	(7)	22	41	11

Net equity transactions	(29,359)	(89,032)	(169,715)	(55,967)	(72,825)	(12,598)	(110,218)	(192,628)

Net change in contract owners’ equity	(34,276)	(58,140)	233,666	521,252	119,028	82,728	637,419	975,970
Contract owners’ equity at beginning of period	394,742	452,882	2,677,922	2,156,670	864,323	781,595	3,680,981	2,705,011

Contract owners’ equity at end of period	$360,466	394,742	2,911,588	2,677,922	983,351	864,323	4,318,400	3,680,981

CHANGE IN UNITS:
Beginning units	25,959	32,339	74,600	77,750	32,579	33,175	81,590	90,459
Units purchased	3,609	3,269	4,981	3,338	1,010	1,848	7,184	2,289
Units surrendered	(5,580)	(9,649)	(9,424)	(6,488)	(3,486)	(2,444)	(9,754)	(11,158)

Ending units	23,988	25,959	70,157	74,600	30,103	32,579	79,020	81,590

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	GVDMA		GVDMC		GVEX1		GVIDA
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$(19,503)	(13,373)	(2,464)	(3,049)	105,579	62,128	(9,999)	(6,301)
Realized gain (loss) on investments	154,134	147,177	4,818	(7,832)	242,066	153,468	27,199	(5,206)
Change in unrealized gain (loss) on investments	503,088	150,827	28,012	34,724	1,108,443	445,938	269,276	124,299
Reinvested capital gains	90,212	309,292	4,840	16,782	46,192	90,318	40,360	128,476

Net increase (decrease) in contract owners’ equity resulting from operations	727,931	593,923	35,206	40,625	1,502,280	751,852	326,836	241,268

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	147,769	128,505	23,998	28,436	158,945	133,255	58,163	60,956
Transfers between funds	(28,805)	38,646	(14,181)	(77,503)	520,776	459,499	23,649	(10,628)
Surrenders (notes 2, 3, 4, 5 and 6)	(466,735)	(552,198)	(134,412)	(61,977)	(214,370)	(147,590)	(209,793)	(90,152)
Adjustments to maintain reserves	19	59	16	30	7	23	7	12

Net equity transactions	(347,752)	(384,988)	(124,579)	(111,014)	465,358	445,187	(127,974)	(39,812)

Net change in contract owners’ equity	380,179	208,935	(89,373)	(70,389)	1,967,638	1,197,039	198,862	201,456
Contract owners’ equity at beginning of period	5,659,980	5,451,045	613,214	683,603	5,055,237	3,858,198	2,233,098	2,031,642

Contract owners’ equity at end of period	$6,040,159	5,659,980	523,841	613,214	7,022,875	5,055,237	2,431,960	2,233,098

CHANGE IN UNITS:
Beginning units	177,165	191,041	26,517	32,117	194,819	173,247	66,189	67,619
Units purchased	10,109	12,949	1,567	2,063	30,482	32,764	4,535	2,932
Units surrendered	(20,345)	(26,825)	(6,478)	(7,663)	(8,747)	(11,192)	(8,044)	(4,362)

Ending units	166,929	177,165	21,606	26,517	216,554	194,819	62,680	66,189

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	GVIDC		GVIDM		GVIX2		HIBF
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$(570)	(1,183)	(5,650)	(7,707)	18,516	12,215	36,920	53,915
Realized gain (loss) on investments	1,005	2,735	31,081	7,912	8,446	(675)	13,874	(12,846)
Change in unrealized gain (loss) on investments	3,253	11,600	215,938	89,520	52,450	17,150	(2,216)	14,779
Reinvested capital gains	1,405	2,466	32,445	162,045	-	18,614	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	5,093	15,618	273,814	251,770	79,412	47,304	48,578	55,848

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	11,466	15,237	48,804	108,148	14,590	14,866	27,328	23,357
Transfers between funds	(257)	17,630	(31,927)	(167,102)	(14,195)	534,625	(277,006)	262,092
Surrenders (notes 2, 3, 4, 5 and 6)	(18,779)	(82,375)	(423,340)	(387,127)	(24,347)	(28,919)	(78,132)	(91,859)
Adjustments to maintain reserves	(19)	14	50	22	10	1	(10)	3

Net equity transactions	(7,589)	(49,494)	(406,413)	(446,059)	(23,942)	520,573	(327,820)	193,593

Net change in contract owners’ equity	(2,496)	(33,876)	(132,599)	(194,289)	55,470	567,877	(279,242)	249,441
Contract owners’ equity at beginning of period	212,406	246,282	2,948,078	3,142,367	778,140	210,263	1,132,876	883,435

Contract owners’ equity at end of period	$209,910	212,406	2,815,479	2,948,078	833,610	778,140	853,634	1,132,876

CHANGE IN UNITS:
Beginning units	10,931	13,757	104,838	122,723	61,991	17,891	39,381	32,250
Units purchased	663	1,890	4,592	7,322	1,284	46,956	1,360	12,501
Units surrendered	(1,041)	(4,716)	(18,750)	(25,207)	(2,891)	(2,856)	(12,446)	(5,370)

Ending units	10,553	10,931	90,680	104,838	60,384	61,991	28,295	39,381

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	IDPG		MCIF		MSBF		NCPG
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$(1)	(3)	43,510	35,584	47,667	26,002	(1)	-
Realized gain (loss) on investments	3	(22)	63,880	(133,358)	8,761	(99,091)	-	-
Change in unrealized gain (loss) on investments	31	34	1,197,179	494,292	(10,050)	22,708	110	-
Reinvested capital gains	14	8	115,943	269,860	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	47	17	1,420,512	666,378	46,378	(50,381)	109	-

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	-	-	67,539	71,366	13,549	16,526	19	-
Transfers between funds	-	-	(221,831)	80,873	55,282	(529,220)	9,419	-
Surrenders (notes 2, 3, 4, 5 and 6)	(145)	(150)	(724,622)	(456,568)	(133,684)	(64,322)	-	-
Adjustments to maintain reserves	(3)	4	121	(5)	16	(12)	3	-

Net equity transactions	(148)	(146)	(878,793)	(304,334)	(64,837)	(577,028)	9,441	-

Net change in contract owners’ equity	(101)	(129)	541,719	362,044	(18,459)	(627,409)	9,550	-
Contract owners’ equity at beginning of period	455	584	6,328,270	5,966,226	987,477	1,614,886	-	-

Contract owners’ equity at end of period	$354	455	6,869,989	6,328,270	969,018	987,477	9,550	-

CHANGE IN UNITS:
Beginning units	33	45	125,839	133,763	41,052	69,671	-	-
Units purchased	-	-	3,656	5,250	3,730	1,428	613	-
Units surrendered	(10)	(12)	(19,610)	(13,174)	(6,224)	(30,047)	-	-

Ending units	23	33	109,885	125,839	38,558	41,052	613	-

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	NCPGI		NVAMV1		NVAMVX		NVBX
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$-	-	46,491	59,454	21,654	19,866	3,713	4,371
Realized gain (loss) on investments	1	-	(52,722)	(333,240)	70,474	1,878	2,284	3,311
Change in unrealized gain (loss) on investments	6	3	1,787,376	72,888	565,211	259,680	(13,420)	10,398
Reinvested capital gains	-	-	-	138,348	-	-	923	-

Net increase (decrease) in contract owners’ equity resulting from operations	7	3	1,781,145	(62,550)	657,339	281,424	(6,500)	18,080

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	24	24	139	103,008	199,859	61,528	4,475	5,058
Transfers between funds	-	-	(239,059)	(415,553)	44,999	1,527,709	(5,229)	28,205
Surrenders (notes 2, 3, 4, 5 and 6)	(4)	(3)	(546,468)	(474,642)	(104,194)	325	(22,084)	(243,523)
Adjustments to maintain reserves	(7)	3	(64)	75	36	(1)	(5)	4

Net equity transactions	13	24	(785,452)	(787,112)	140,700	1,589,561	(22,843)	(210,256)

Net change in contract owners’ equity	20	27	995,693	(849,662)	798,039	1,870,985	(29,343)	(192,176)
Contract owners’ equity at beginning of period	63	36	5,558,196	6,407,858	1,870,985	-	258,968	451,144

Contract owners’ equity at end of period	$83	63	6,553,889	5,558,196	2,669,024	1,870,985	229,625	258,968

CHANGE IN UNITS:
Beginning units	5	3	163,921	190,889	158,052	-	21,326	39,597
Units purchased	2	2	1,207	5,125	30,428	162,580	1,055	3,925
Units surrendered	(1)	-	(20,931)	(32,093)	(20,277)	(4,528)	(2,981)	(22,196)

Ending units	6	5	144,197	163,921	168,203	158,052	19,400	21,326

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	NVCBD1		NVCCA1		NVCCN1		NVCMA1
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$7,220	13,321	(1,874)	2,939	(639)	(4)	(2,065)	2,777
Realized gain (loss) on investments	7,317	13,388	(1,741)	(15,063)	16,782	2,076	14,277	(71,459)
Change in unrealized gain (loss) on investments	(44,863)	14,935	110,509	57,158	(3,197)	2,874	94,959	107,281
Reinvested capital gains	16,595	1,708	-	24,847	118	184	-	11,864

Net increase (decrease) in contract owners’ equity resulting from operations	(13,731)	43,352	106,894	69,881	13,064	5,130	107,171	50,463

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	2,828	3,393	16,056	23,379	4,377	4,609	24,900	31,210
Transfers between funds	13,562	85,213	-	(5,178)	666,215	74,669	77,468	(7,417)
Surrenders (notes 2, 3, 4, 5 and 6)	(145,579)	(72,659)	(52,588)	(55,020)	(730,601)	(63,545)	(117,288)	(228,316)
Adjustments to maintain reserves	(6)	(3)	(19)	17	10	(7)	1	10

Net equity transactions	(129,195)	15,944	(36,551)	(36,802)	(59,999)	15,726	(14,919)	(204,513)

Net change in contract owners’ equity	(142,926)	59,296	70,343	33,079	(46,935)	20,856	92,252	(154,050)
Contract owners’ equity at beginning of period	701,316	642,020	716,085	683,006	89,855	68,999	617,916	771,966

Contract owners’ equity at end of period	$558,390	701,316	786,428	716,085	42,920	89,855	710,168	617,916

CHANGE IN UNITS:
Beginning units	44,198	42,509	35,502	37,666	5,528	4,534	30,052	41,879
Units purchased	4,284	9,908	1,097	1,529	45,179	5,298	6,137	2,137
Units surrendered	(13,284)	(8,219)	(2,765)	(3,693)	(48,088)	(4,304)	(6,857)	(13,964)

Ending units	35,198	44,198	33,834	35,502	2,619	5,528	29,332	30,052

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	NVCMC1		NVCMD1		NVCRA1		NVCRB1
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$(377)	36	(2,234)	3,646	(1,152)	1,262	(1,256)	763
Realized gain (loss) on investments	755	(1,790)	3,644	(4,282)	21,546	(12,620)	7,693	(270)
Change in unrealized gain (loss) on investments	11,369	10,975	137,562	71,738	36,128	37,976	43,305	32,281
Reinvested capital gains	35	899	-	28,099	-	-	-	6,046

Net increase (decrease) in contract owners’ equity resulting from operations	11,782	10,120	138,972	99,201	56,522	26,618	49,742	38,820

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	9,606	5,356	39,719	30,151	15,220	11,978	9,803	5,663
Transfers between funds	-	-	40,137	(131)	(2,666)	(23,357)	(995)	(2,894)
Surrenders (notes 2, 3, 4, 5 and 6)	(17,616)	(13,346)	(117,995)	(99,789)	(29,306)	(44,071)	(18,769)	(18,487)
Adjustments to maintain reserves	22	-	12	11	(1)	(16)	(10)	2

Net equity transactions	(7,988)	(7,990)	(38,127)	(69,758)	(16,753)	(55,466)	(9,971)	(15,716)

Net change in contract owners’ equity	3,794	2,130	100,845	29,443	39,769	(28,848)	39,771	23,104
Contract owners’ equity at beginning of period	139,289	137,159	1,082,623	1,053,180	281,962	310,810	463,425	440,321

Contract owners’ equity at end of period	$143,083	139,289	1,183,468	1,082,623	321,731	281,962	503,196	463,425

CHANGE IN UNITS:
Beginning units	7,909	8,453	55,576	59,628	13,489	16,636	25,113	26,045
Units purchased	1,410	1,350	5,138	2,590	2,792	793	989	404
Units surrendered	(1,881)	(1,894)	(6,960)	(6,642)	(3,475)	(3,940)	(1,456)	(1,336)

Ending units	7,438	7,909	53,754	55,576	12,806	13,489	24,646	25,113

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	NVDBL2		NVDCA2		NVDCAP		NVFIII
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$158	(332)	(589)	(521)	(279)	(164)	(28)	466
Realized gain (loss) on investments	12,796	(915)	5,210	(91)	1,753	(2)	602	199
Change in unrealized gain (loss) on investments	22,029	30,514	8,674	8,491	17,051	13,626	(1,249)	1,364
Reinvested capital gains	5,000	13,658	1,811	7,799	2,848	-	2	105

Net increase (decrease) in contract owners’ equity resulting from operations	39,983	42,925	15,106	15,678	21,373	13,460	(673)	2,134

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	1,794	1,999	-	3,180	4,159	957	7,316	7,634
Transfers between funds	203	(3,387)	(1,248)	7,145	1,226	166,855	(65,888)	20,295
Surrenders (notes 2, 3, 4, 5 and 6)	(107,811)	(14,130)	(35,022)	(17,012)	7,919	(434)	6,852	(490)
Adjustments to maintain reserves	(11)	(12)	2	12	5	(7)	(5)	4

Net equity transactions	(105,825)	(15,530)	(36,268)	(6,675)	13,309	167,371	(51,725)	27,443

Net change in contract owners’ equity	(65,842)	27,395	(21,162)	9,003	34,682	180,831	(52,398)	29,577
Contract owners’ equity at beginning of period	513,028	485,633	140,259	131,256	180,831	-	59,062	29,485

Contract owners’ equity at end of period	$447,186	513,028	119,097	140,259	215,513	180,831	6,664	59,062

CHANGE IN UNITS:
Beginning units	22,166	22,928	5,098	5,290	16,724	-	5,262	2,800
Units purchased	99	172	2	535	1,654	16,841	1,864	3,627
Units surrendered	(4,534)	(934)	(1,209)	(727)	(553)	(117)	(6,517)	(1,165)

Ending units	17,731	22,166	3,891	5,098	17,825	16,724	609	5,262

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	NVGEII		NVIDMP		NVIX		NVLCP1
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$56	10	(375)	(269)	13,879	8,387	15,500	2,631
Realized gain (loss) on investments	633	1	3,750	3,505	1,163	2,949	(1,400)	7,335
Change in unrealized gain (loss) on investments	74	142	29,685	16,057	34,245	10,896	(22,955)	(1,298)
Reinvested capital gains	4	-	5,140	-	-	11,997	7,389	-

Net increase (decrease) in contract owners’ equity resulting from operations	767	153	38,200	19,293	49,287	34,229	(1,466)	8,668

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	1,535	-	148,057	28,273	22,610	23,527	6,664	3,401
Transfers between funds	4,757	-	(551)	314,269	40,063	(1,866)	826,252	150,243
Surrenders (notes 2, 3, 4, 5 and 6)	(513)	(21)	(5,835)	(25,263)	(13,661)	15,128	(35,666)	(138,650)
Adjustments to maintain reserves	(5)	(1)	4	4	(7)	7	(19)	2

Net equity transactions	5,774	(22)	141,675	317,283	49,005	36,796	797,231	14,996

Net change in contract owners’ equity	6,541	131	179,875	336,576	98,292	71,025	795,765	23,664
Contract owners’ equity at beginning of period	1,160	1,029	336,576	-	475,070	404,045	138,495	114,831

Contract owners’ equity at end of period	$7,701	1,160	516,451	336,576	573,362	475,070	934,260	138,495

CHANGE IN UNITS:
Beginning units	93	95	31,414	-	37,902	34,491	7,814	7,033
Units purchased	452	-	20,205	31,985	4,607	4,461	47,571	9,981
Units surrendered	(36)	(2)	(7,733)	(571)	(1,028)	(1,050)	(2,035)	(9,200)

Ending units	509	93	43,886	31,414	41,481	37,902	53,350	7,814

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	NVMIG1		NVMIVX		NVMLG1		NVMMG1
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$(8,985)	19,199	11,295	(335)	(14,883)	(11,141)	(178,623)	(182,525)
Realized gain (loss) on investments	17,391	(77,845)	3,610	802	(223,935)	(178,143)	438,503	424,238
Change in unrealized gain (loss) on investments	(218,803)	584,854	18,911	48,960	773,627	(424,824)	(8,682,555)	12,845,638
Reinvested capital gains	172,858	1,321,939	-	-	614,102	1,265,849	5,926,648	4,950,149

Net increase (decrease) in contract owners’ equity resulting from operations	(37,539)	1,848,147	33,816	49,427	1,148,911	651,741	(2,496,027)	18,037,500

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	107,353	151,356	15,204	27,315	41,818	48,232	644,988	700,417
Transfers between funds	22,169	60,618	23,453	282,005	12,602	24,341	1,662,699	(518,045)
Surrenders (notes 2, 3, 4, 5 and 6)	(637,715)	(491,874)	(15,371)	(12,177)	(262,889)	(158,114)	(4,103,314)	(2,815,048)
Adjustments to maintain reserves	11	12	5	(3)	(33)	61	(259)	283

Net equity transactions	(508,182)	(279,888)	23,291	297,140	(208,502)	(85,480)	(1,795,886)	(2,632,393)

Net change in contract owners’ equity	(545,721)	1,568,259	57,107	346,567	940,409	566,261	(4,291,913)	15,405,107
Contract owners’ equity at beginning of period	5,365,925	3,797,666	346,567	-	3,057,714	2,491,453	47,505,905	32,100,798

Contract owners’ equity at end of period	$4,820,204	5,365,925	403,674	346,567	3,998,123	3,057,714	43,213,992	47,505,905

CHANGE IN UNITS:
Beginning units	275,974	293,331	29,447	-	88,991	94,024	1,127,495	1,220,702
Units purchased	15,863	23,785	4,012	30,418	3,247	4,447	102,693	60,714
Units surrendered	(40,013)	(41,142)	(2,281)	(971)	(9,132)	(9,480)	(149,928)	(153,921)

Ending units	251,824	275,974	31,178	29,447	83,106	88,991	1,080,260	1,127,495

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	NVMMV2		NVNMO1		NVNSR1		NVOLG1
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$50,000	271,072	(31,875)	(11,001)	(223)	408	49,248	626,668
Realized gain (loss) on investments	(677,071)	(609,853)	663,818	343,842	3,743	(9,453)	(53,949)	218,414
Change in unrealized gain (loss) on investments	5,137,429	(185,634)	2,837,683	198,331	15,651	16,485	22,213,265	4,454,702
Reinvested capital gains	-	-	335,784	1,170,923	19,925	9,030	1,553,658	7,576,164

Net increase (decrease) in contract owners’ equity resulting from operations	4,510,358	(524,415)	3,805,410	1,702,095	39,096	16,470	23,762,222	12,875,948

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	419,480	435,994	338,886	314,613	876	1,029	1,524,103	1,632,013
Transfers between funds	(99,297)	(72,165)	32,817	(127,413)	13,325	19,072	11,569,221	(1,632,016)
Surrenders (notes 2, 3, 4, 5 and 6)	(1,723,674)	(1,298,169)	(1,766,295)	(1,830,840)	1,242	(24,253)	(7,295,853)	(7,028,472)
Adjustments to maintain reserves	(108)	(412)	(686)	744	5	(7)	(1,246)	(456)

Net equity transactions	(1,403,599)	(934,752)	(1,395,278)	(1,642,896)	15,448	(4,159)	5,796,225	(7,028,931)

Net change in contract owners’ equity	3,106,759	(1,459,167)	2,410,132	59,199	54,544	12,311	29,558,447	5,847,017
Contract owners’ equity at beginning of period	19,605,450	21,064,617	15,229,689	15,170,490	150,861	138,550	82,506,351	76,659,334

Contract owners’ equity at end of period	$22,712,209	19,605,450	17,639,821	15,229,689	205,405	150,861	112,064,798	82,506,351

CHANGE IN UNITS:
Beginning units	795,881	841,557	574,688	647,135	5,515	5,712	1,591,211	1,750,394
Units purchased	44,847	39,455	29,895	27,639	751	959	251,090	67,182
Units surrendered	(94,667)	(85,131)	(76,579)	(100,086)	(316)	(1,156)	(177,315)	(226,365)

Ending units	746,061	795,881	528,004	574,688	5,950	5,515	1,664,986	1,591,211

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	NVRE1		NVSIX2		NVSTB2		NVTIV3
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$42,515	61,881	2,024	1,542	966	3,017	719	402
Realized gain (loss) on investments	49,197	(155,461)	(46,395)	(20,751)	(167)	(1,480)	(345)	(3,086)
Change in unrealized gain (loss) on investments	2,618,711	(417,218)	87,697	79,299	(3,323)	(23)	5,363	5,210
Reinvested capital gains	-	29,417	12,431	15,041	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	2,710,423	(481,381)	55,757	75,131	(2,524)	1,514	5,737	2,526

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	190,465	164,821	16,133	28,064	3,762	3,871	-	4,781
Transfers between funds	82,455	(179,576)	175,572	23,926	(22,299)	157,055	-	(3,239)
Surrenders (notes 2, 3, 4, 5 and 6)	(667,184)	(826,241)	(54,715)	8,086	(15,187)	(15,149)	(18,785)	(4,657)
Adjustments to maintain reserves	48	7	4	15	(8)	(3)	(6)	2

Net equity transactions	(394,216)	(840,989)	136,994	60,091	(33,732)	145,774	(18,791)	(3,113)

Net change in contract owners’ equity	2,316,207	(1,322,370)	192,751	135,222	(36,256)	147,288	(13,054)	(587)
Contract owners’ equity at beginning of period	6,079,783	7,402,153	419,841	284,619	237,922	90,634	55,095	55,682

Contract owners’ equity at end of period	$8,395,990	6,079,783	612,592	419,841	201,666	237,922	42,041	55,095

CHANGE IN UNITS:
Beginning units	319,829	365,839	18,982	15,280	19,701	7,706	3,111	3,284
Units purchased	27,390	17,121	7,926	4,872	1,704	13,555	-	487
Units surrendered	(45,087)	(63,131)	(2,546)	(1,170)	(4,517)	(1,560)	(965)	(660)

Ending units	302,132	319,829	24,362	18,982	16,888	19,701	2,146	3,111

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	SAM		SCF		SCGF		SCVF
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$(62,149)	(48,632)	(103,772)	(68,701)	(11,589)	(8,235)	(20,099)	(11,135)
Realized gain (loss) on investments	-	-	770,513	203,029	9,295	(60,362)	(85,752)	(221,425)
Change in unrealized gain (loss) on investments	-	-	4,498,414	2,474,281	19,407	527,845	1,164,970	337,547
Reinvested capital gains	-	-	215,933	613,830	235,502	273,579	-	13,999

Net increase (decrease) in contract owners’ equity resulting from operations	(62,149)	(48,632)	5,381,088	3,222,439	252,615	732,827	1,059,119	118,986

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	1,033,275	3,913,760	324,273	358,359	28,249	72,171	118,652	91,993
Transfers between funds	(2,178,878)	2,827,300	(98,537)	(115,257)	(168,908)	(19,094)	172,820	35,023
Surrenders (notes 2, 3, 4, 5 and 6)	(3,568,411)	(6,322,511)	(1,954,524)	(1,285,400)	(105,661)	(133,929)	(231,390)	(252,034)
Adjustments to maintain reserves	89,210	1,166	(78,762)	13,755	(25)	25	21	25

Net equity transactions	(4,624,804)	419,715	(1,807,550)	(1,028,543)	(246,345)	(80,827)	60,103	(124,993)

Net change in contract owners’ equity	(4,686,953)	371,083	3,573,538	2,193,896	6,270	652,000	1,119,222	(6,007)
Contract owners’ equity at beginning of period	15,844,953	15,473,870	18,301,955	16,108,059	2,695,044	2,043,044	3,323,166	3,329,173

Contract owners’ equity at end of period	$11,158,000	15,844,953	21,875,493	18,301,955	2,701,314	2,695,044	4,442,388	3,323,166

CHANGE IN UNITS:
Beginning units	983,748	896,687	170,516	184,497	95,021	101,073	63,527	66,670
Units purchased	101,415	331,840	8,444	8,415	2,320	4,921	8,549	5,331
Units surrendered	(451,897)	(244,779)	(22,896)	(22,396)	(10,487)	(10,973)	(7,335)	(8,474)

Ending units	633,266	983,748	156,064	170,516	86,854	95,021	64,741	63,527

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	TRF		AMCG		AMINS		AMMCGS
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$145,040	335,313	(9,517)	(6,844)	96	121	(1,057)	(636)
Realized gain (loss) on investments	3,194,243	2,388,537	34,840	32,388	158	79	3,141	20,982
Change in unrealized gain (loss) on investments	5,988,877	(1,498,945)	(2,056)	582,836	2,943	1,645	(3,473)	16,711
Reinvested capital gains	2,867,346	4,067,739	290,046	100,721	440	1,227	27,028	6,688

Net increase (decrease) in contract owners’ equity resulting from operations	12,195,506	5,292,644	313,313	709,101	3,637	3,072	25,639	43,745

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	1,983,568	2,034,938	11,290	19,269	103	153	1,147	1,371
Transfers between funds	(52,923)	(168,133)	(1,927)	(8,656)	-	-	595	58,353
Surrenders (notes 2, 3, 4, 5 and 6)	(7,869,641)	(6,032,369)	(52,929)	(77,694)	(452)	(391)	(6,062)	(2,236)
Adjustments to maintain reserves	(15,954)	696	4	(24)	(15)	8	(21)	27

Net equity transactions	(5,954,950)	(4,164,868)	(43,562)	(67,105)	(364)	(230)	(4,341)	57,515

Net change in contract owners’ equity	6,240,556	1,127,776	269,751	641,996	3,273	2,842	21,298	101,260
Contract owners’ equity at beginning of period	60,378,563	59,250,787	2,498,887	1,856,891	27,311	24,469	210,884	109,624

Contract owners’ equity at end of period	$66,619,119	60,378,563	2,768,638	2,498,887	30,584	27,311	232,182	210,884

CHANGE IN UNITS:
Beginning units	520,817	570,603	116,522	120,729	1,162	1,172	2,929	2,134
Units purchased	46,818	41,234	1,120	1,856	4	9	217	989
Units surrendered	(111,408)	(91,020)	(2,962)	(6,063)	(18)	(19)	(282)	(194)

Ending units	456,227	520,817	114,680	116,522	1,148	1,162	2,864	2,929

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	AMRS		AMSRS		AMTB		NOTB3
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$13	48	8,702	15,693	33,053	31,041	55	168
Realized gain (loss) on investments	1,252	175	41,792	30,061	490	(3,608)	35	(21)
Change in unrealized gain (loss) on investments	691	(1,372)	929,476	548,236	(27,714)	18,958	756	226
Reinvested capital gains	-	-	102,788	167,507	-	-	-	141

Net increase (decrease) in contract owners’ equity resulting from operations	1,956	(1,149)	1,082,758	761,497	5,829	46,391	846	514

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	-	-	14,567	54,674	39,486	63,986	-	-
Transfers between funds	-	-	(56,491)	35,050	61,021	222,840	-	-
Surrenders (notes 2, 3, 4, 5 and 6)	(4,681)	(3,961)	(70,232)	(131,782)	(286,861)	(186,877)	(481)	(464)
Adjustments to maintain reserves	1	(6)	(109)	129	(2,005)	110	2	6

Net equity transactions	(4,680)	(3,967)	(112,265)	(41,929)	(188,359)	100,059	(479)	(458)

Net change in contract owners’ equity	(2,724)	(5,116)	970,493	719,568	(182,530)	146,450	367	56
Contract owners’ equity at beginning of period	7,303	12,419	4,736,936	4,017,368	1,636,326	1,489,876	10,768	10,712

Contract owners’ equity at end of period	$4,579	7,303	5,707,429	4,736,936	1,453,796	1,636,326	11,135	10,768

CHANGE IN UNITS:
Beginning units	279	461	138,566	145,098	72,881	69,980	828	866
Units purchased	-	-	1,195	2,986	4,596	10,342	-	-
Units surrendered	(147)	(182)	(3,981)	(9,518)	(15,075)	(7,441)	(35)	(38)

Ending units	132	279	135,780	138,566	62,402	72,881	793	828

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	NOTG3		NOTMG3		PMVAAA		PMVFBA
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$23	34	1	1	26,943	9,517	7,085	5,454
Realized gain (loss) on investments	74	(1)	1	-	2,844	71	519	(506)
Change in unrealized gain (loss) on investments	308	67	6	3	5,476	7,628	(19,297)	5,075
Reinvested capital gains	-	-	-	-	-	-	224	-

Net increase (decrease) in contract owners’ equity resulting from operations	405	100	8	4	35,263	17,216	(11,469)	10,023

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	81	24	24	24	27,217	10,188	5,215	5,988
Transfers between funds	1,847	-	-	-	(27,835)	(410)	(8,068)	(575)
Surrenders (notes 2, 3, 4, 5 and 6)	(455)	(126)	(4)	(3)	8,367	3,843	(16,500)	(18,772)
Adjustments to maintain reserves	7	(8)	(6)	3	11	(10)	4	18

Net equity transactions	1,480	(110)	14	24	7,760	13,611	(19,349)	(13,341)

Net change in contract owners’ equity	1,885	(10)	22	28	43,023	30,827	(30,818)	(3,318)
Contract owners’ equity at beginning of period	2,369	2,379	66	38	242,205	211,378	155,281	158,599

Contract owners’ equity at end of period	$4,254	2,369	88	66	285,228	242,205	124,463	155,281

CHANGE IN UNITS:
Beginning units	178	186	5	3	17,554	16,466	10,566	11,894
Units purchased	137	2	2	2	3,096	1,950	448	510
Units surrendered	(31)	(10)	(1)	-	(2,778)	(862)	(1,813)	(1,838)

Ending units	284	178	6	5	17,872	17,554	9,201	10,566

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	PMVLDA		PMVRSA		PMVTRA		PVEIB
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$2,015	12,071	1,839	622	8,317	8,771	3,079	4,466
Realized gain (loss) on investments	(6,579)	(3,948)	7,395	(37)	(17,594)	3,016	2,939	(8,229)
Change in unrealized gain (loss) on investments	(12,031)	29,400	928	1,260	(34,217)	22,962	98,903	(1,088)
Reinvested capital gains	-	-	-	-	32,121	6,423	18,751	25,899

Net increase (decrease) in contract owners’ equity resulting from operations	(16,595)	37,523	10,162	1,845	(11,373)	41,172	123,672	21,048

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	13,715	20,058	608	211	15,044	10,401	10,263	78,119
Transfers between funds	(177,197)	94,723	30,386	8,299	(600,262)	153,140	146,507	25,514
Surrenders (notes 2, 3, 4, 5 and 6)	(52,903)	(117,561)	(1,461)	13,013	(26,317)	(16,912)	(26,816)	(113,847)
Adjustments to maintain reserves	(6)	111	(7)	(6)	(16)	32	19	(10)

Net equity transactions	(216,391)	(2,669)	29,526	21,517	(611,551)	146,661	129,973	(10,224)

Net change in contract owners’ equity	(232,986)	34,854	39,688	23,362	(622,924)	187,833	253,645	10,824
Contract owners’ equity at beginning of period	1,480,269	1,445,415	25,841	2,479	622,924	435,091	427,936	417,112

Contract owners’ equity at end of period	$1,247,283	1,480,269	65,529	25,841	-	622,924	681,581	427,936

CHANGE IN UNITS:
Beginning units	111,242	111,462	4,245	411	45,592	34,429	30,397	31,185
Units purchased	3,162	10,024	4,065	3,932	1,868	13,264	8,977	5,322
Units surrendered	(19,472)	(10,244)	(197)	(98)	(47,460)	(2,101)	(1,147)	(6,110)

Ending units	94,932	111,242	8,113	4,245	-	45,592	38,227	30,397

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	PVGOB		PVTIGB		TRHS2		TRLT2
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$(9,603)	(7,824)	1,816	2,734	(27,526)	(23,036)	486	790
Realized gain (loss) on investments	137,470	112,305	3,828	(3,579)	285,562	277,565	183	7
Change in unrealized gain (loss) on investments	68,370	328,069	5,527	26,766	29,297	592,054	(991)	1,341
Reinvested capital gains	180,843	83,106	9,579	-	368,416	306,942	272	-

Net increase (decrease) in contract owners’ equity resulting from operations	377,080	515,656	20,750	25,921	655,749	1,153,525	(50)	2,138

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	24,749	129,886	6,422	5,935	118,806	174,554	-	-
Transfers between funds	(277,634)	(44,206)	(8,183)	23,175	(76,207)	(153,514)	(3,662)	3,490
Surrenders (notes 2, 3, 4, 5 and 6)	(123,815)	(140,264)	(14,216)	(12,888)	(424,701)	(564,608)	(164)	(235)
Adjustments to maintain reserves	12	(10)	39	(9)	92	10	(1)	2

Net equity transactions	(376,688)	(54,594)	(15,938)	16,213	(382,010)	(543,558)	(3,827)	3,257

Net change in contract owners’ equity	392	461,062	4,812	42,134	273,739	609,967	(3,877)	5,395
Contract owners’ equity at beginning of period	1,939,462	1,478,400	261,300	219,166	5,478,428	4,868,461	48,461	43,066

Contract owners’ equity at end of period	$1,939,854	1,939,462	266,112	261,300	5,752,167	5,478,428	44,584	48,461

CHANGE IN UNITS:
Beginning units	76,808	80,650	9,438	8,829	88,576	101,270	3,359	3,118
Units purchased	1,319	8,855	255	1,295	4,781	3,083	-	258
Units surrendered	(15,182)	(12,697)	(822)	(686)	(10,571)	(15,777)	(265)	(17)

Ending units	62,945	76,808	8,871	9,438	82,786	88,576	3,094	3,359

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	VWBF		VWEM		VWHA		VRVDRI
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$31,672	43,435	13,260	47,790	(2,086)	9,136	101	(9)
Realized gain (loss) on investments	(8,684)	(15,503)	72,253	65,162	(8,422)	(294,542)	2,488	(6,173)
Change in unrealized gain (loss) on investments	(55,413)	24,455	(558,362)	264,059	501,229	699,037	5,108	1,904
Reinvested capital gains	-	-	74,640	95,258	-	-	352	69

Net increase (decrease) in contract owners’ equity resulting from operations	(32,425)	52,387	(398,209)	472,269	490,721	413,631	8,049	(4,209)

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	21,876	37,533	92,875	91,707	86,727	109,584	1,719	-
Transfers between funds	24,030	(21,898)	(13,404)	(52,414)	(34,292)	(62,115)	44,584	(14,932)
Surrenders (notes 2, 3, 4, 5 and 6)	(48,920)	(79,307)	(274,121)	(337,570)	(235,797)	(175,269)	(640)	(154)
Adjustments to maintain reserves	37	22	(35)	23	(10,646)	1,606	12	(1)

Net equity transactions	(2,977)	(63,650)	(194,685)	(298,254)	(194,008)	(126,194)	45,675	(15,087)

Net change in contract owners’ equity	(35,402)	(11,263)	(592,894)	174,015	296,713	287,437	53,724	(19,296)
Contract owners’ equity at beginning of period	703,175	714,438	3,443,120	3,269,105	2,734,746	2,447,309	3,766	23,062

Contract owners’ equity at end of period	$667,773	703,175	2,850,226	3,443,120	3,031,459	2,734,746	57,490	3,766

CHANGE IN UNITS:
Beginning units	22,248	24,813	77,236	85,729	73,594	77,074	353	2,122
Units purchased	1,466	2,173	4,388	6,871	4,000	8,349	3,380	186
Units surrendered	(1,462)	(4,738)	(8,857)	(15,364)	(8,417)	(11,829)	(46)	(1,955)

Ending units	22,252	22,248	72,767	77,236	69,177	73,594	3,687	353

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	SVDF		SVOF		WFVSCG		AVBVI
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$(6,911)	(5,624)	(12,533)	(3,941)	(3,731)	(2,410)	49	17
Realized gain (loss) on investments	87,982	10,724	67,448	66,373	37,022	(32,102)	1,091	(328)
Change in unrealized gain (loss) on investments	(210,347)	367,078	230,847	103,002	(71,588)	250,045	(30)	550
Reinvested capital gains	81,564	73,272	87,776	103,770	78,724	25,900	166	193

Net increase (decrease) in contract owners’ equity resulting from operations	(47,712)	445,450	373,538	269,204	40,427	241,433	1,276	432

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	7,069	6,872	3,228	11,351	48,758	46,527	573	229
Transfers between funds	(36,233)	58,480	(11,881)	12,370	18,567	118,539	(7,039)	477
Surrenders (notes 2, 3, 4, 5 and 6)	(220,188)	(15,739)	(38,168)	(95,120)	(50,320)	(76,317)	(72)	(137)
Adjustments to maintain reserves	2,555	(1,072)	(23,068)	3,647	52	(26)	(14)	24

Net equity transactions	(246,797)	48,541	(69,889)	(67,752)	17,057	88,723	(6,552)	593

Net change in contract owners’ equity	(294,509)	493,991	303,649	201,452	57,484	330,156	(5,276)	1,025
Contract owners’ equity at beginning of period	1,167,378	673,387	1,615,521	1,414,069	745,507	415,351	5,276	4,251

Contract owners’ equity at end of period	$872,869	1,167,378	1,919,170	1,615,521	802,991	745,507	-	5,276

CHANGE IN UNITS:
Beginning units	11,375	10,481	32,172	33,080	11,808	10,390	173	147
Units purchased	232	1,255	47	173	1,674	3,104	16	31
Units surrendered	(2,939)	(361)	(957)	(1,081)	(1,575)	(1,686)	(189)	(5)

Ending units	8,668	11,375	31,262	32,172	11,907	11,808	-	173

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	IVKMG1		GVDIVI		NVMLV1		NVLCAP
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$-	(382)	-	30,060	-	14,661	-	(38)
Realized gain (loss) on investments	-	(84,644)	-	(236,616)	-	(1,002,764)	-	(233)
Change in unrealized gain (loss) on investments	-	(3,141)	-	114,508	-	328,757	-	(8,015)
Reinvested capital gains	-	71,677	-	-	-	494,720	-	2,174

Net increase (decrease) in contract owners’ equity resulting from operations	-	(16,490)	-	(92,048)	-	(164,626)	-	(6,112)

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	-	20,901	-	10,253	-	28,374	-	569
Transfers between funds	-	(246,573)	-	(402,694)	-	(1,256,521)	-	(168,099)
Surrenders (notes 2, 3, 4, 5 and 6)	-	(49,362)	-	(38,746)	-	(75,259)	-	(3,574)
Adjustments to maintain reserves	-	(11)	-	(3)	-	(16)	-	(7)

Net equity transactions	-	(275,045)	-	(431,190)	-	(1,303,422)	-	(171,111)

Net change in contract owners’ equity	-	(291,535)	-	(523,238)	-	(1,468,048)	-	(177,223)
Contract owners’ equity at beginning of period	-	291,535	-	523,238	-	1,468,048	-	177,223

Contract owners’ equity at end of period	$-	-	-	-	-	-	-	-

CHANGE IN UNITS:
Beginning units	-	13,096	-	25,128	-	70,781	-	11,260
Units purchased	-	190	-	1,079	-	3,131	-	41
Units surrendered	-	(13,286)	-	(26,207)	-	(73,912)	-	(11,301)

Ending units	-	-	-	-	-	-	-	-

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	NVLMP
	2021	2020
Investment activity*:
Net investment income (loss)	$-	337
Realized gain (loss) on investments	-	(20,300)
Change in unrealized gain (loss) on investments	-	1,305
Reinvested capital gains	-	14,700

Net increase (decrease) in contract owners’ equity resulting from operations	-	(3,958)

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	-	464
Transfers between funds	-	(263,763)
Surrenders (notes 2, 3, 4, 5 and 6)	-	(4,490)
Adjustments to maintain reserves	-	6

Net equity transactions	-	(267,783)

Net change in contract owners’ equity	-	(271,741)
Contract owners’ equity at beginning of period	-	271,741

Contract owners’ equity at end of period	$-	-

CHANGE IN UNITS:
Beginning units	-	18,446
Units purchased	-	34
Units surrendered	-	(18,480)

Ending units	-	-

*

For all subaccounts not included herein but listed as an investment option in note 1(b), there was no activity during the two-year period. See note 1(b) for all investments available for which no contract owners were invested at December 31, 2021, if applicable.

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

(1) Background and Summary of Significant Accounting Policies

(a) Organization and Nature of Operations

The Nationwide VLI Separate Account-2 (the Separate Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life Insurance Company (the Company) on May 7, 1987. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. The Separate Account is an Investment Company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, Financial Services – Investment Companies. The Company offers Single Premium, Modified Single Premium, Flexible Premium and Last Survivor Flexible Premium Variable Life Insurance Policies through the Separate Account.

(b) The Policies

The Separate Account offers variable investment options through life insurance policies intended to provide benefits to the policyholder and/or the beneficiary named by the policyholder. Policy features are described in the applicable prospectus.

With certain exceptions, policyholders may invest in any of the following:

AB FUNDS

AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Dynamic Asset Allocation Portfolio: Class A (ALVDAA)

AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Growth and Income Portfolio: Class A (ALVGIA)

AllianceBernstein Variable Products Series Fund, Inc. - AB VPS International Value Portfolio: Class B (ALVIVB)

AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Small/Mid Cap Value Portfolio: Class A (ALVSVA)

AMERICAN CENTURY INVESTORS, INC.

American Century Variable Portfolios, Inc. - American Century VP Balanced Fund: Class I (ACVB)

American Century Variable Portfolios, Inc. - American Century VP Capital Appreciation Fund: Class I (ACVCA)

American Century Variable Portfolios, Inc. - American Century VP International Fund: Class I (ACVI)

American Century Variable Portfolios, Inc. - American Century VP Disciplined Core Value Fund: Class I (ACVIG)

American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class II (ACVIP2)

American Century Variable Portfolios, Inc. - American Century VP Mid Cap Value Fund: Class I (ACVMV1)

American Century Variable Portfolios, Inc. - American Century VP Ultra(R) Fund: Class I (ACVU1)

BLACKROCK FUNDS

BlackRock Variable Series Funds II, Inc. - BlackRock High Yield V.I. Fund: Class I (BRVHYI)

BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund: Class II (MLVGA2)

BNY MELLON INVESTMENT MANAGEMENT

BNY Mellon Variable Investment Fund - Appreciation Portfolio: Initial Shares (DCAP)*

BNY Mellon Variable Investment Fund - Growth and Income Portfolio: Initial Shares (DGI)

BNY Mellon Variable Investment Fund - Opportunistic Small Cap Portfolio: Initial Shares (DSC)

BNY Mellon Stock Index Fund, Inc.: Initial Shares (DSIF)

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.: Initial Shares (DSRG)

BNY Mellon Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares (DVSCS)

DELAWARE FUNDS BY MACQUARIE

Delaware Variable Insurance Product Trust - Delaware VIP Small Cap Value Series: Service Class (DWVSVS)

DIMENSIONAL FUND ADVISORS INC.

DFA Investment Dimensions Group Inc. - VA Global Moderate Allocation Portfolio: Institutional Class (DFVGMI)

DFA Investment Dimensions Group Inc. - VIT Inflation-Protected Securities Portfolio: Institutional Class (DFVIPS)

DWS INVESTMENT MANAGEMENT AMERICAS, INC.

Deutsche DWS Variable Series II - DWS Global Income Builder VIP: Class A (DSGIBA)

FEDERATED HERMES, INC.

Federated Hermes Insurance Series - Federated Hermes Quality Bond Fund II: Primary Shares (FQB)

Federated Hermes Insurance Series - Federated Hermes Managed Volatility Fund II: Primary Shares (FVU2)

FIDELITY INVESTMENTS

Fidelity Variable Insurance Products Fund - VIP Asset Manager Portfolio: Initial Class (FAMP)

Fidelity Variable Insurance Products Fund - VIP Contrafund(R) Portfolio: Service Class (FCS)

Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Initial Class (FEIP)

Fidelity Variable Insurance Products - Emerging Markets Portfolio - Service Class (FEMS)

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2010 Portfolio: Service Class (FF10S)

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2020 Portfolio: Service Class (FF20S)

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2030 Portfolio: Service Class (FF30S)

Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Initial Class (FGP)

Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Initial Class (FHIP)

Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class (FIGBS)

Fidelity Variable Insurance Products Fund - VIP Mid Cap Portfolio: Service Class (FMCS)

Fidelity Variable Insurance Products Fund - VIP Energy Portfolio: Service Class 2 (FNRS2)

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Initial Class (FOP)

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class (FOS)

Fidelity Variable Insurance Products Fund - VIP Real Estate Portfolio: Service Class (FRESS)

Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class (FVSS)

FRANKLIN TEMPLETON DISTRIBUTORS, INC.

Franklin Templeton Variable Insurance Products Trust - Templeton Developing Markets VIP Fund: Class 2 (FTVDM2)

NATIONWIDE VLI SEPARATE ACCOUNT-2 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

Franklin Templeton Variable Insurance Products Trust - Franklin Allocation VIP Fund: Class 2 (FTVFA2)

Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond VIP Fund: Class 2 (FTVGI2)

Franklin Templeton Variable Insurance Products Trust - Franklin Income VIP Fund: Class 2 (FTVIS2)

Franklin Templeton Variable Insurance Products Trust - Franklin Rising Dividends VIP Fund: Class 1 (FTVRDI)

Franklin Templeton Variable Insurance Products Trust - Franklin Small Cap Value VIP Fund: Class 1 (FTVSVI)

Franklin Templeton Variable Insurance Products Trust - Templeton Foreign VIP Fund: Class 1 (TIF)

Franklin Templeton Variable Insurance Products Trust - Templeton Foreign VIP Fund: Class 2 (TIF2)

GOLDMAN SACHS ASSET MANAGEMENT GROUP

Goldman Sachs Variable Insurance Trust - Goldman Sachs Trend Driven Allocation Fund: Service Shares (GVGMNS)

Goldman Sachs Variable Insurance Trust - Goldman Sachs Multi-Strategy Alternatives Portfolio: Service Shares (GVMSAS)

GUGGENHEIM INVESTMENTS

Guggenheim Variable Fund - Multi-Hedge Strategies (RVARS)

INVESCO INVESTMENTS

Invesco - Invesco V.I. American Franchise Fund: Series I Shares (ACEG)

Invesco - Invesco V.I. Main Street Mid Cap Fund: Series I Shares (AVMCCI)

Invesco Variable Insurance Funds - Invesco V.I. Balanced-Risk Allocation Fund: Series I Shares (IVBRA1)

Invesco - Invesco V.I. American Value Fund: Series I Shares (MSVMV)*

Invesco - Invesco V.I. Discovery Mid Cap Growth Fund: Series I (OVAG)

Invesco - Invesco V.I. Core Bond Fund: Series I (OVB)

Invesco - Invesco V.I. Main Street Fund: Series I (OVGI)*

Invesco - Invesco V.I. Global Fund: Series I (OVGS)

Invesco Oppenheimer V.I. International Growth Fund: Series I (OVIG)

Invesco - Invesco V.I. Conservative Balanced Fund: Series I (OVMS)

Invesco - Invesco V.I. Global Strategic Income Fund: Series I (OVSB)

Invesco - Invesco V.I. Main Street Small Cap Fund: Series I (OVSC)

IVY INVESTMENTS

Ivy Variable Insurance Portfolios - Delaware Ivy Asset Strategy: Class II (WRASP)

Ivy Variable Insurance Portfolios - Delaware Ivy High Income: Class II (WRHIP)

Ivy Variable Insurance Portfolios - Delaware Ivy Mid Cap Growth: Class II (WRMCG)

JANUS HENDERSON INVESTORS

Janus Aspen Series - Janus Henderson Balanced Portfolio: Service Shares (JABS)

Janus Aspen Series - Janus Henderson Forty Portfolio: Service Shares (JACAS)

Janus Aspen Series - Janus Henderson Enterprise Portfolio: Institutional Shares (JAEI)

Janus Aspen Series - Janus Henderson Global Technology and Innovation Portfolio: Service Shares (JAGTS)

Janus Aspen Series - Janus Henderson Overseas Portfolio: Service Shares (JAIGS)

LORD ABBETT FUNDS

Lord Abbett Series Fund, Inc. - Total Return Portfolio: Class VC (LOVTRC)

MASSACHUSETTS FINANCIAL SERVICES CO.

MFS(R) Variable Insurance Trust - MFS New Discovery Series: Initial Class (MNDIC)

MFS(R) Variable Insurance Trust II - MFS Massachusetts Investors Growth Stock Portfolio: Initial Class (MV2IGI)

MFS(R) Variable Insurance Trust III - MFS Mid Cap Value Portfolio: Initial Class (MV3MVI)

MFS(R) Variable Insurance Trust - MFS Value Series: Initial Class (MVFIC)

MFS(R) Variable Insurance Trust II - MFS International Growth Portfolio: Initial Class (MVIGIC)

MORGAN STANLEY

Morgan Stanley Variable Insurance Fund, Inc. - Emerging Markets Debt Portfolio: Class I (MSEM)

Morgan Stanley Variable Insurance Fund, Inc. - Core Plus Fixed Income Portfolio: Class I (MSVFI)

Morgan Stanley Variable Insurance Fund, Inc. - U.S. Real Estate Portfolio: Class I (MSVRE)

NATIONWIDE FUNDS GROUP

Nationwide Variable Insurance Trust - NVIT DoubleLine Total Return Tactical Fund: Class II (DTRTFB)

Nationwide Variable Insurance Trust - NVIT BlackRock Equity Dividend Fund: Class I (EIF)

Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I (GBF)

Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class I (GEM)

Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class I (GIG)

Nationwide Variable Insurance Trust - NVIT American Funds Asset Allocation Fund: Class II (GVAAA2)

Nationwide Variable Insurance Trust - NVIT American Funds Bond Fund: Class II (GVABD2)

Nationwide Variable Insurance Trust - NVIT American Funds Global Growth Fund: Class II (GVAGG2)

Nationwide Variable Insurance Trust - NVIT American Funds Growth-Income Fund: Class II (GVAGI2)

Nationwide Variable Insurance Trust - NVIT American Funds Growth Fund: Class II (GVAGR2)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II (GVDMA)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II (GVDMC)

Nationwide Variable Insurance Trust - NVIT S&P 500 Index Fund: Class I (GVEX1)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II (GVIDA)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II (GVIDC)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II (GVIDM)

Nationwide Variable Insurance Trust - NVIT International Index Fund: Class II (GVIX2)

Nationwide Variable Insurance Trust - NVIT Federated High Income Bond Fund: Class I (HIBF)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Managed Growth Fund: Class I (IDPG)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Managed Growth & Income Fund: Class I (IDPGI)*

NATIONWIDE VLI SEPARATE ACCOUNT-2 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I (MCIF)

Nationwide Variable Insurance Trust - NVIT Amundi Multi Sector Bond Fund: Class I (MSBF)

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Managed Growth Fund: Class I (NCPG)

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Managed Growth & Income Fund: Class I (NCPGI)

Nationwide Variable Insurance Trust - NVIT J.P. Morgan Mozaic(SM) Multi-Asset Fund: Class Y (NJMMAY)*

Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class I (NVAMV1)

Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class X (NVAMVX)

Nationwide Variable Insurance Trust - NVIT Bond Index Fund: Class I (NVBX)

Nationwide Variable Insurance Trust - NVIT Core Bond Fund: Class I (NVCBD1)

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Capital Appreciation Fund: Class I (NVCCA1)

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Conservative Fund: Class I (NVCCN1)

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderately Aggressive Fund: Class I (NVCMA1)

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderately Conservative Fund: Class I (NVCMC1)

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderate Fund: Class I (NVCMD1)

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Aggressive Fund: Class I (NVCRA1)

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Balanced Fund: Class I (NVCRB1)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Balanced Fund: Class II (NVDBL2)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Capital Appreciation Fund: Class II (NVDCA2)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Capital Appreciation Fund: Class P (NVDCAP)

Nationwide Variable Insurance Trust - NVIT iShares Fixed Income ETF Fund: Class II (NVFIII)

Nationwide Variable Insurance Trust - NVIT iShares Global Equity ETF Fund: Class II (NVGEII)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class P (NVIDMP)

Nationwide Variable Insurance Trust - NVIT International Index Fund: Class I (NVIX)

Nationwide Variable Insurance Trust - NVIT BNY Mellon Core Plus Bond Fund: Class I (NVLCP1)

Nationwide Variable Insurance Trust - NVIT AllianzGI International Growth Fund: Class I (NVMIG1)

Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class X (NVMIVX)

Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Growth Fund: Class I (NVMLG1)

Nationwide Variable Insurance Trust - NVIT Allspring Discovery Fund: Class I (NVMMG1)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Value Fund: Class II (NVMMV2)

Nationwide Variable Insurance Trust - NVIT Neuberger Berman Multi Cap Opportunities Fund: Class I (NVNMO1)

Nationwide Variable Insurance Trust - NVIT BNY Mellon Sustainable U.S. Equity Fund: Class I (NVNSR1)

Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Core Fund: Class I (NVOLG1)

Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class I (NVRE1)

Nationwide Variable Insurance Trust - NVIT Small Cap Index Fund: Class II (NVSIX2)

Nationwide Variable Insurance Trust - NVIT Short Term Bond Fund: Class II (NVSTB2)

Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class I (NVTIV3)

Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class I (SAM)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class I (SCF)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Growth Fund: Class I (SCGF)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class I (SCVF)

Nationwide Variable Insurance Trust - NVIT AQR Large Cap Defensive Style Fund: Class I (TRF)

NEUBERGER & BERMAN MANAGEMENT, INC.

Neuberger Berman Advisers Management Trust - Mid-Cap Growth Portfolio: I Class Shares (AMCG)

Neuberger Berman Advisers Management Trust - International Equity Portfolio: S Class Shares (AMINS)

Neuberger Berman Advisers Management Trust - Mid-Cap Growth Portfolio: S Class Shares (AMMCGS)

Neuberger Berman Advisers Management Trust - Mid Cap Intrinsic Value Portfolio: S Class Shares (AMRS)

Neuberger Berman Advisers Management Trust - Sustainable Equity Portfolio: Class I Shares (AMSRS)

Neuberger Berman Advisers Management Trust - Short Duration Bond Portfolio: I Class Shares (AMTB)

NORTHERN LIGHTS

Northern Lights Variable Trust - TOPS Managed Risk Balanced ETF Portfolio: Class 3 (NOTB3)

Northern Lights Variable Trust - TOPS Managed Risk Growth ETF Portfolio: Class 3 (NOTG3)

Northern Lights Variable Trust - TOPS Managed Risk Moderate Growth ETF Portfolio: Class 3 (NOTMG3)

PIMCO FUNDS

PIMCO Variable Insurance Trust - All Asset Portfolio: Administrative Class (PMVAAA)

PIMCO Variable Insurance Trust - International Bond Portfolio (unhedged): Administrative Class (PMVFBA)

PIMCO Variable Insurance Trust - Low Duration Portfolio: Administrative Class (PMVLDA)

PIMCO Variable Insurance Trust - CommodityRealReturn(R) Strategy Portfolio: Administrative Class (PMVRSA)

PIMCO Variable Insurance Trust - Total Return Portfolio: Administrative Class (PMVTRA)*

PUTNAM INVESTMENTS

Putnam Variable Trust - Putnam VT Large Cap Value Fund: Class IB (PVEIB)

Putnam Variable Trust - Putnam VT Growth Opportunities Fund: Class IB (PVGOB)

Putnam Variable Trust - Putnam VT International Equity Fund: Class IB (PVTIGB)

T. ROWE PRICE

T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Portfolio: II (TRHS2)

T. Rowe Price Fixed Income Series, Inc. - T. Rowe Price Limited Term Bond Portfolio: II (TRLT2)

VAN ECK ASSOCIATES CORPORATION

VanEck VIP Trust - Emerging Markets Bond Fund: Initial Class (VWBF)

VanEck VIP Trust - Emerging Markets Fund: Initial Class (VWEM)

NATIONWIDE VLI SEPARATE ACCOUNT-2 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

VanEck VIP Trust - Global Resources Fund: Initial Class (VWHA)

VIRTUS MUTUAL FUNDS

Virtus Variable Insurance Trust - Virtus Duff & Phelps Real Estate Securities Series: Class I (VRVDRI)

WELLS FARGO FUNDS

Allspring Variable Trust - VT Discovery Fund: Class 2 (SVDF)

Allspring Variable Trust - VT Opportunity Fund: Class 2 (SVOF)

Allspring Variable Trust - VT Small Cap Growth Fund: Class 2 (WFVSCG)

*	At December 31, 2021, policyholders were not invested in this fund.

The Contract Owners’ Equity is affected by the investment results of each fund, equity transactions by policyholders and certain policy and asset charges (see notes 2 and 3). The accompanying financial statements include only policyholders’ purchase payments pertaining to the variable portions of their policies and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

A policyholder may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

A purchase payment could be presented as a negative equity transaction in the Statements of Changes in Contract Owners’ Equity if a prior period purchase payment is refunded to a policyholder due to a policy cancellation during the free look period, and/or if a gain is realized by the policyholder during the free look period.

The Company allocates purchase payments to subaccounts and/or the fixed account as instructed by the policyholder. Shares of the subaccounts are purchased at Net Asset Value, then converted into accumulation units. Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the policy.

Unless listed below, the financial statements presented are as of December 31, 2021 and for each of the years in the two-year period ended December 31, 2021. For the subaccounts listed below with inception dates in 2021, the financial statements are as of December 31, 2021 and for the period from the inception date to December 31, 2021. For the subaccounts listed below with liquidation dates in 2021, the financial statements are for the period from January 1, 2021 to the liquidation date. For the subaccounts listed below with inception dates in 2020, the prior year financial statements reflect the period from inception date to December 31, 2020. For the subaccounts listed below with liquidation dates in 2020, the prior year financial statements reflect the period from January 1, 2020 to the liquidation date:

	Inception Date	Liquidation Date
Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Managed Growth Fund: Class I (NCPG)	9/1/2021
Invesco - Invesco V.I. American Value Fund: Series I Shares (MSVMV)	4/30/2021
MFS(R) Variable Insurance Trust III - MFS Mid Cap Value Portfolio: Initial Class (MV3MVI)	4/20/2021
AllianceBernstein Variable Products Series Fund, Inc. - AB VPS International Value Portfolio: Class B (ALVIVB)	3/31/2021
Nationwide Variable Insurance Trust - NVIT Investor Destinations Capital Appreciation Fund: Class P (NVDCAP)	10/23/2020
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class P (NVIDMP)	10/23/2020
Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class X (NVMIVX)	10/16/2020
Nationwide Variable Insurance Trust - NVIT Mellon Dynamic U.S. Equity Income: Class X (NVAMVX)	9/11/2020
MFS(R) Variable Insurance Trust II - MFS International Growth Portfolio: Initial Class (MVIGIC)	1/2/2020

For the two-year period ending December 31, 2021, the following underlying mutual fund mergers occurred. Underlying mutual funds that were acquired during the period ending December 31, 2021 are no longer available as of December 31, 2021. Underlying mutual funds that were acquired during the period ending December 31, 2020 are no longer available as of December 31, 2020.

Acquired Underlying Mutual Fund	Acquiring Underlying Mutual Fund	Effective Date
Invesco - Invesco V.I. Value Opportunities Fund: Series I Shares (AVBVI)	Invesco - Invesco V.I. American Value Fund: Series I Shares (MSVMV)	4/30/2021
Nationwide Variable Insurance Trust - NVIT DFA Capital Appreciation Fund: Class II (NVLCA2)	Nationwide Variable Insurance Trust - NVIT Investor Destinations Capital Appreciation Fund: Class II (NVDCA2)	10/23/2020
Nationwide Variable Insurance Trust - NVIT DFA Capital Appreciation Fund: Class P (NVLCAP)	Nationwide Variable Insurance Trust - NVIT Investor Destinations Capital Appreciation Fund: Class P (NVDCAP)	10/23/2020

NATIONWIDE VLI SEPARATE ACCOUNT-2 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

Nationwide Variable Insurance Trust - NVIT DFA Moderate Fund: Class P (NVLMP)	Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class P (NVIDMP)	10/23/2020
Nationwide Variable Insurance Trust - NVIT Multi-Manager International Value Fund: Class I (GVDIVI)	Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class X (NVMIVX)	10/16/2020
Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Value Fund: Class I (NVMLV1)	Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class X (NVAMVX)	9/11/2020
Invesco - Invesco V.I. Mid Cap Growth Fund: Series I Shares (IVKMG1)	Invesco - Invesco V.I. Discovery Mid Cap Growth Fund: Series I (OVAG)	4/30/2020

For the one-year period ended December 31, 2021, the following subaccount name changes occurred:

Subaccount Abbreviation	Current Legal Name	Prior Legal Name	Effective Date
DFVGMI	DFA Investment Dimensions Group Inc. - VA Global Moderate Allocation Portfolio: Institutional Class	DFA Investment Dimensions Group Inc. - DFA VA Global Moderate Allocation Portfolio: Institutional Class	5/1/2021
GVGMNS	Goldman Sachs Variable Insurance Trust - Goldman Sachs Trend Driven Allocation Fund: Service Shares	Goldman Sachs Variable Insurance Trust - Goldman Sachs Global Trends Allocation Fund: Service Shares	12/31/2021
AVMCCI	Invesco - Invesco V.I. Main Street Mid Cap Fund: Series I Shares	Invesco - Invesco V.I. Mid Cap Core Equity Fund: Series I Shares	5/1/2021
OVAG	Invesco - Invesco V.I. Discovery Mid Cap Growth Fund: Series I	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund: Series I	5/1/2021
OVB	Invesco - Invesco V.I. Core Bond Fund: Series I	Invesco Oppenheimer V.I. Total Return Bond Fund: Series I	5/1/2021
OVGI	Invesco - Invesco V.I. Main Street Fund: Series I	Invesco Oppenheimer V.I. Main Street Fund: Series I	5/1/2021
OVGS	Invesco - Invesco V.I. Global Fund: Series I	Invesco Oppenheimer V.I. Global Fund: Series I	5/1/2021
OVMS	Invesco - Invesco V.I. Conservative Balanced Fund: Series I	Invesco Oppenheimer V.I. Conservative Balanced Fund: Series I	5/1/2021
OVSB	Invesco - Invesco V.I. Global Strategic Income Fund: Series I	Invesco Oppenheimer V.I. Global Strategic Income Fund: Series I	5/1/2021
OVSC	Invesco - Invesco V.I. Main Street Small Cap Fund: Series I	Invesco Oppenheimer V.I. Main Street Small Cap Fund: Series I	5/1/2021
WRASP	Ivy Variable Insurance Portfolios - Delaware Ivy Asset Strategy: Class II	Ivy Variable Insurance Portfolios - Asset Strategy: Class II	7/1/2021
WRHIP	Ivy Variable Insurance Portfolios - Delaware Ivy High Income: Class II	Ivy Variable Insurance Portfolios - High Income: Class II	7/1/2021
WRMCG	Ivy Variable Insurance Portfolios - Delaware Ivy Mid Cap Growth: Class II	Ivy Variable Insurance Portfolios - Mid Cap Growth: Class II	7/1/2021
DTRTFB	Nationwide Variable Insurance Trust - NVIT DoubleLine Total Return Tactical Fund: Class II	Nationwide Variable Insurance Trust - DoubleLine NVIT Total Return Tactical Fund: Class II	5/1/2021
EIF	Nationwide Variable Insurance Trust - NVIT BlackRock Equity Dividend Fund: Class I	Nationwide Variable Insurance Trust - BlackRock NVIT Equity Dividend Fund: Class I	5/1/2021
GVAAA2	Nationwide Variable Insurance Trust - NVIT American Funds Asset Allocation Fund: Class II	Nationwide Variable Insurance Trust - American Funds NVIT Asset Allocation Fund: Class II	5/1/2021

NATIONWIDE VLI SEPARATE ACCOUNT-2 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

GVABD2	Nationwide Variable Insurance Trust - NVIT American Funds Bond Fund: Class II	Nationwide Variable Insurance Trust - American Funds NVIT Bond Fund: Class II	5/1/2021
GVAGG2	Nationwide Variable Insurance Trust - NVIT American Funds Global Growth Fund: Class II	Nationwide Variable Insurance Trust - American Funds NVIT Global Growth Fund: Class II	5/1/2021
GVAGI2	Nationwide Variable Insurance Trust - NVIT American Funds Growth-Income Fund: Class II	Nationwide Variable Insurance Trust - American Funds NVIT Growth-Income Fund: Class II	5/1/2021
GVAGR2	Nationwide Variable Insurance Trust - NVIT American Funds Growth Fund: Class II	Nationwide Variable Insurance Trust - American Funds NVIT Growth Fund: Class II	5/1/2021
HIBF	Nationwide Variable Insurance Trust - NVIT Federated High Income Bond Fund: Class I	Nationwide Variable Insurance Trust - Federated NVIT High Income Bond Fund: Class I	5/1/2021
MSBF	Nationwide Variable Insurance Trust - NVIT Amundi Multi Sector Bond Fund: Class I	Nationwide Variable Insurance Trust - Amundi NVIT Multi Sector Bond Fund: Class I	5/1/2021
NVAMV1	Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class I	Nationwide Variable Insurance Trust - NVIT Mellon Dynamic U.S. Equity Income: Class I	8/31/2021
NVAMVX	Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class X	Nationwide Variable Insurance Trust - NVIT Mellon Dynamic U.S. Equity Income: Class X	8/31/2021
NVLCP1	Nationwide Variable Insurance Trust - NVIT BNY Mellon Core Plus Bond Fund: Class I	Nationwide Variable Insurance Trust - NVIT Core Plus Bond Fund: Class I	9/7/2021
NVMMG1	Nationwide Variable Insurance Trust - NVIT Allspring Discovery Fund: Class I	Nationwide Variable Insurance Trust - NVIT Wells Fargo Discovery Fund: Class I	12/6/2021
NVNMO1	Nationwide Variable Insurance Trust - NVIT Neuberger Berman Multi Cap Opportunities Fund: Class I	Nationwide Variable Insurance Trust - Neuberger Berman NVIT Multi Cap Opportunities Fund: Class I	5/1/2021
NVNSR1	Nationwide Variable Insurance Trust - NVIT BNY Mellon Sustainable U.S. Equity Fund: Class I	Nationwide Variable Insurance Trust - NVIT Newton Sustainable U.S. Equity Fund: Class I	8/31/2021
NVOLG1	Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Core Fund: Class I	Nationwide Variable Insurance Trust - NVIT Mellon Dynamic U.S. Core Fund: Class I	8/31/2021
PVEIB	Putnam Variable Trust - Putnam VT Large Cap Value Fund: Class IB	Putnam Variable Trust - Putnam VT Equity Income Fund: Class IB	5/1/2021
VWHA	VanEck VIP Trust - Global Resources Fund: Initial Class	VanEck VIP Trust - Global Hard Assets Fund: Initial Class	5/1/2021
SVDF	Allspring Variable Trust - VT Discovery Fund: Class 2	Wells Fargo Variable Trust - VT Discovery Fund: Class 2	10/11/2021
SVOF	Allspring Variable Trust - VT Opportunity Fund: Class 2	Wells Fargo Variable Trust - VT Opportunity Fund: Class 2	10/11/2021
WFVSCG	Allspring Variable Trust - VT Small Cap Growth Fund: Class 2	Wells Fargo Variable Trust - VT Small Cap Growth Fund: Class 2	10/11/2021

(c) Security Valuation, Transactions and Related Investment Income

Investments in underlying mutual funds are valued at the closing Net Asset Value per share at December 31, 2021 of such funds. The cost of investments sold is determined on a first in - first out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends and capital gain distributions are accrued as of the ex-dividend date and are reinvested in the underlying mutual funds.

(d) Federal Income Taxes

Operations of the Separate Account form a part of, and are taxed with, operations of the Company which is taxed as a life insurance company under the Internal Revenue Code. The Company does not provide for income taxes within the Separate Account. Taxes are generally the responsibility of the policyholder upon termination or withdrawal.

NATIONWIDE VLI SEPARATE ACCOUNT-2 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

(e) Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) COVID-19

Equity and financial markets have experienced significant volatility and interest rates have experienced significant declines primarily driven by the COVID-19 pandemic. These conditions have and may continue to impact the Company’s operations and financial condition. The extent to which the COVID-19 pandemic may impact the Company’s operations and financial condition will depend on future developments which are evolving and uncertain.

(g) Subsequent Events

The Company evaluated subsequent events through the date the financial statements were available to be issued with the Securities and Exchange Commission, and no subsequent events have occurred requiring accrual or disclosures.

(2) Policy Charges

The Separate Account assesses charges associated with the policy. These charges are either assessed as a direct deduction from premium payments or through a surrender of units from the subaccounts contained within the Separate Account. The assessment of charges varies based on the policy and any additional riders or benefits elected. The additional riders or benefits and related charges specific to each product are described in detail in the applicable prospectus.

Policy Charges
Mortality and Expense Risk Charge (includes any Administrative Expense and Premium Expense Charges) - assessed through a surrender of units	Equal, on an annual basis, to 0.50% - 1.60% of the daily value of the assets invested in each fund
Sales Charge - assessed through a deduction from premium payments	0.0% - 9.5% of each premium paid
Premium Tax Charge - assessed through a deduction from premium payments	0.04% - 3.50% of each premium payment
Short-Term Trading Fee - assessed through a surrender of units	1% of the dollar amount transferred out of a subaccount within 60 days of being applied to that subaccount
Cost of Insurance Charges (including any flat extra charge) - assessed through a surrender of units	Varies widely based on the underwriting characteristics of the insured
Administrative Charge - assessed through a surrender of units	$7.50 - $80 per policy, per month; in some products .25% - .40% of the subaccount assets
Increase Charge	$0.17 per $1,000 of specified amount increase
Surrender Charge - assessed through a surrender of units	$0.00 - $27.94 per $1,000 of a policy’s specified amount; in single premium policies 0.0% - 10% - of the premium surrendered
Policy Loan Interest Charge - assessed through a surrender of units	6% of an outstanding policy loan
Illustration/Partial Surrender Fees - assessed through a surrender of units	$25.00 per request
Rider Charges - assessed through a surrender of units monthly, unless otherwise specified.
Children’s Term Insurance Rider Charge	$0.43 per $1,000 of the rider’s specified amount
Spouse Life Insurance Rider Charge	$0.10 - $10.23 per $1,000 of the rider’s specified amount
Long-Term Care Rider Charge	$0.02 - $5.73 per $1,000 of the rider’s net amount risk
Guaranteed Minimum Death Benefit Rider	$0.01 -$4.17 per $1,000 of the rider’s specified amount
Accidental Death Benefit Rider Charge	$0.05 - $0.75 per $1,000 of the rider’s specified amount
Waiver of Monthly Deductions Rider Charge	$85 - $855 per $1,000 of the rider’s benefit amount
Base Insured Term Rider Charge	$0.02 - $83.34 per $1,000 of the rider’s death benefit
Estate Protection Rider Charge	$0.01 - $83.34 per $1,000 of the rider’s death benefit
Policy Split Option Rider Charge	$0.01 - $0.03 of policy specified amount

For the years ended December 31, 2021 and 2020, total front-end sales charge deductions were $991,479 and $1,009,416, respectively and were recognized as part of purchase payments on the Statements of Changes in Contract Owners’ Equity.

NATIONWIDE VLI SEPARATE ACCOUNT-2 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

(3) Asset Charges

The Company deducts a charge related to the assumption of mortality and expense risk. Asset charges are included within the surrenders line item in the equity transactions section of the Statements of Changes in Contract Owners’ Equity.

For modified single premium policies, the Company deducts a charge equal to an annualized rate of 0.90%. For flexible premium policies, the Company deducts a charge equal to an annualized rate of 0.80% in policy years one through nine. After the ninth year, the annualized rate is 0.80% on the first $25,000 of cash value and 0.50% on additional cash value. For last survivor flexible premium policies, the Company deducts a charge equal to an annualized rate of 0.80% in policy years one through ten. In policy years eleven and after, the charge will continue to be deducted, but may be reduced for policies at specified asset levels. For last survivor flexible premium policies issued in New York, the Company deducts a charge equal to an annualized rate of 0.80% in policy years one through ten and 0.50% thereafter, regardless of cash value. This charge is assessed monthly by liquidating units.

For single premium policies issued prior to April 16, 1990, the Company deducts a charge equal to an annualized rate of 0.95% during the first ten policy years, and 0.50% thereafter. For single premium policies issued on or after April 16, 1990, the charge is equal to an annualized rate of 1.30% during the first ten policy years, and 1.00% thereafter. For multiple payment policies, the Company deducts a charge equal to an annualized rate of 0.80%. For flexible premium and Variable Executive Life policies, the charge is equal to an annualized rate of 0.80% during the first ten policy years, and 0.50% thereafter. This charge is assessed through a reduction in the unit value.

(4) Death Benefits

Death benefit proceeds result in a surrender of the policy value from the Separate Account and payment of those proceeds, less any outstanding policy loans (and policy charges), to the legal beneficiary. For last survivor flexible premium policies, the proceeds are payable on the death of the last surviving insured. In the event that the guaranteed death benefit exceeds the policy value on the date of death, the excess is paid by the Company’s general account. Death benefits are included within the surrenders line item in the equity transactions section of the Statements of Changes in Contract Owners’ Equity.

(5) Policy Loans (Net of Repayments)

Policy provisions allow policyholders to borrow up to 90% (50% during first year of single and modified single premium policies) of a policy’s cash surrender value. For single premium policies issued prior to April 16, 1990, 6.50% interest is due and payable annually in advance of the policy anniversary date. For single premium policies issued on or after April 16, 1990, multiple payment, flexible premium, modified single and last survivor flexible premium policies, 6.00% interest is due and payable in advance on the policy anniversary when there is a loan outstanding on the policy.

At the time the loan is granted, the amount of the loan is transferred from the Separate Account to the Company’s general account as collateral for the outstanding loan. Collateral amounts in the general account are credited with the stated rate of interest in effect at the time the loan is made, subject to a guaranteed minimum rate. Loan repayments result in a transfer of collateral including interest credited back to the Separate Account. Policy loans (net of repayments) are included within the surrenders line item in the equity transactions section of the Statements of Changes in Contract Owners’ Equity.

(6) Related Party Transactions

The Company performs various services on behalf of the mutual fund companies in which the Separate Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company.

Policyholders may, with certain restrictions, transfer their assets between the Separate Account and a fixed dollar contract (fixed account) maintained in the accounts of the Company. These transfers are the result of the policyholder executing fund exchanges. Fund exchanges from the Separate Account to the fixed account are included in surrenders, and fund exchanges from the fixed account to the Separate Account are included in purchase payments received from policyholders, as applicable, on the accompanying Statements of Changes in Contract Owners’ Equity. Policy loan transactions (note 5), executed at the direction of the policyholder, also result in transfers between the Separate Account and the fixed account of the Company. The fixed account assets are not reflected in the accompanying financial statements. For the years ended December 31, 2021 and 2020, total transfers to the Separate Account from the fixed account were $16,911,739 and $23,110,379, respectively, and total transfers from the Separate Account to the fixed account were $13,178,502 and $22,222,114, respectively.

(7) Fair Value Measurement

FASB ASC 820, Fair Value Measurements and Disclosures, defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

In accordance with FASB ASC 820, the Separate Account categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Separate Account categorizes financial assets recorded at fair value as follows:

•

Level 1 – Unadjusted quoted prices accessible in active markets and mutual funds where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the measurement date.

NATIONWIDE VLI SEPARATE ACCOUNT-2 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

•

Level 2 – Unadjusted quoted prices for similar assets or liabilities in active markets, quotes prices for identical or similar assets or liabilities in markets that are not active or inputs (other than quotes prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means. Primary inputs to this valuation technique may include comparative trades, bid/asks, interest rate movements, U.S. Treasury rates, London Interbank Offered Rate, Secures Overnight Financing Rate, prime rates, cash flows, maturity dates, callability, estimated prepayments and/or underlying collateral values.

•

Level 3 – Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The following table summarizes assets measured at fair value on a recurring basis as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
Separate Account Investments	$805,942,124	$-	$-	$805,942,124

The cost of purchases and proceeds from sales of Investments for the year ended December 31, 2021 are as follows:

Subaccount Abbreviation*	Purchases of Investments	Sales of Investments
ALVDAA	$6,488	$553
ALVGIA	30,113	32,914
ALVIVB	85,814	5,040
ALVSVA	282,002	158,797
ACVB	559,407	765,866
ACVCA	267,409	2,130,963
ACVI	24,855	15,254
ACVIG	366,863	206,712
ACVIP2	230,113	48,051
ACVMV1	126,373	426,307
ACVU1	21,605	16,950
BRVHYI	120,008	200,776
MLVGA2	363,721	171,905
DCAP	583,779	6,497,263
DGI	162,788	121,082
DSC	38,074	36,376
DSIF	3,574,676	4,389,883
DSRG	399,834	809,017
DVSCS	81,100	403,075
DWVSVS	130,510	90,012
DFVGMI	3,640	1,023
DFVIPS	44,918	143,996
DSGIBA	30,708	44,229
FQB	118,962	177,900
FVU2	19,787	14,150
FAMP	2,387,044	1,120,847
FCS	569,176	75,737
FEIP	5,915,032	4,388,313
FEMS	217,121	82,619
FF10S	80,382	88,200
FF20S	90,559	85,019
FF30S	686,929	47,956
FGP	23,024,666	9,988,945
FHIP	567,692	514,780
FIGBS	299,963	306,660
FMCS	1,190,327	497,123
FNRS2	728,868	558,231
FOP	391,773	639,883
FOS	633,294	502,579
FRESS	50,465	49,424
FVSS	510,173	255,385
FTVDM2	39,838	39,142

NATIONWIDE VLI SEPARATE ACCOUNT-2 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

FTVFA2	14,389	19,530
FTVGI2	80,112	65,386
FTVIS2	91,949	121,917
FTVRDI	315,274	5,194,239
FTVSVI	390,607	245,249
TIF	875	1,356
TIF2	26,076	76,381
GVGMNS	25,198	10,620
GVMSAS	9,518	9,370
RVARS	26,916	13,440
ACEG	66,551	200,948
AVMCCI	1,422	675
IVBRA1	49,412	34,295
MSVMV	6,556	6,683
OVAG	648,025	607,402
OVB	384,089	307,912
OVGI	91,874	1,326,088
OVGS	1,522,226	2,639,416
OVIG	145,687	174,007
OVMS	440,840	639,138
OVSB	22,472	5,184
OVSC	120,542	66,811
WRASP	166,597	90,164
WRHIP	83,558	77,607
WRMCG	306,818	263,885
JABS	569,715	525,935
JACAS	1,052,685	846,593
JAEI	34,035	84,042
JAGTS	1,935,540	1,701,174
JAIGS	278,373	303,153
LOVTRC	45,948	6,437
MNDIC	240,865	218,906
MV2IGI	68,078	23,184
MV3MVI	188,116	11,434
MVFIC	223,121	474,910
MVIGIC	102,650	12,740
MSEM	42,432	45,363
MSVFI	99,881	15,731
MSVRE	25,217	153,086
DTRTFB	40,928	691
EIF	176,478	65,329
GBF	271,843	558,300
GEM	89,611	122,457
GIG	278,506	354,814
GVAAA2	151,594	388,589
GVABD2	47,086	68,660
GVAGG2	233,127	340,392
GVAGI2	65,869	117,020
GVAGR2	462,438	527,159
GVDMA	189,235	466,297
GVDMC	32,532	154,750
GVEX1	1,177,579	560,457
GVIDA	132,233	229,853
GVIDC	25,072	31,806
GVIDM	70,058	449,726
GVIX2	69,270	74,707
HIBF	65,886	356,776
IDPG	16	149
MCIF	309,208	1,028,668
MSBF	210,303	227,489

NATIONWIDE VLI SEPARATE ACCOUNT-2 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

NCPG	9,438	2
NCPGI	25	4
NVAMV1	76,717	815,614
NVAMVX	409,152	246,834
NVBX	18,398	36,600
NVCBD1	193,769	299,142
NVCCA1	19,305	57,711
NVCCN1	721,581	782,111
NVCMA1	96,564	113,549
NVCMC1	6,389	14,742
NVCMD1	59,160	99,532
NVCRA1	81,207	99,111
NVCRB1	53,604	64,821
NVDBL2	7,227	107,884
NVDCA2	2,014	37,061
NVDCAP	28,701	12,827
NVFIII	7,295	59,040
NVGEII	10,700	4,861
NVIDMP	175,969	29,532
NVIX	76,029	13,137
NVLCP1	854,044	33,906
NVMIG1	350,130	694,449
NVMIVX	50,952	16,370
NVMLG1	1,049,160	658,410
NVMMG1	8,229,651	4,277,253
NVMMV2	390,696	1,744,187
NVNMO1	504,746	1,582,117
NVNSR1	60,472	25,328
NVOLG1	14,361,551	6,951,167
NVRE1	435,039	786,789
NVSIX2	266,908	115,463
NVSTB2	184,632	217,390
NVTIV3	1,033	19,098
SAM	4,709,839	9,486,003
SCF	445,325	2,061,953
SCGF	675,814	698,219
SCVF	405,466	365,484
TRF	3,539,131	6,465,741
AMCG	315,917	78,954
AMINS	639	452
AMMCGS	29,008	7,357
AMRS	13	4,682
AMSRS	170,920	171,586
AMTB	223,203	376,504
NOTB3	110	536
NOTG3	1,954	458
NOTMG3	25	4
PMVAAA	73,119	38,428
PMVFBA	11,152	23,197
PMVLDA	40,277	254,647
PMVRSA	90,822	59,451
PMVTRA	221,031	792,130
PVEIB	183,590	31,807
PVGOB	216,107	421,567
PVTIGB	36,357	40,940
TRHS2	592,307	633,519
TRLT2	758	3,820
VWBF	80,600	51,942
VWEM	179,552	286,302
VWHA	164,625	350,074

NATIONWIDE VLI SEPARATE ACCOUNT-2 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

VRVDRI	54,166	8,050
SVDF	95,574	270,273
SVOF	162,523	134,101
WFVSCG	259,977	167,979
AVBVI	674	6,996

	$100,872,793	$102,202,615

*	Represents abbreviation of investment name. For full investment name and related abbreviation, see note 1(b).

NATIONWIDE VLI SEPARATE ACCOUNT-2 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

(8) Financial Highlights

The Company offers several variable life products through the Separate Account that have unique combinations of features and fees that are assessed to the policyholder. Differences in fee structures result in a variety of contract expense rates, unit fair values and total returns. The following tabular presentation is a summary of units, unit fair values, contract owners’ equity outstanding and contract expense rates for variable life insurance policies as of December 31, 2021, and the investment income ratio and total return for each of the periods in the five-year period ended December 31, 2021. The information is presented as a range of minimum to maximum values based upon product grouping. The range is determined by identifying the lowest and the highest contract expense rate for contracts with units outstanding as of the balance sheet date. The unit fair values and total returns related to these identified contract expense rates are also disclosed as a range below. Accordingly, some individual contract amounts may not be within the ranges presented. Total return and investment income ratio for periods with no ending Contract Owners’ Equity were considered to be irrelevant, and therefore are not presented.

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Dynamic Asset Allocation Portfolio: Class A (ALVDAA)
2021	0.50%	to	0.80%	380	$16.65	to	$16.17	$6,330	0.63%	9.13%	to	8.80%
2020	0.80%			18	14.87			268	1.77%	4.19%
2019	0.80%			18	14.27			257	2.09%	14.59%
2018	0.80%			9	12.45			112	1.96%	-7.81%
2017	0.80%			1	13.51			14	1.22%	13.76%
AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Growth and Income Portfolio: Class A (ALVGIA)
2021	0.00%	to	0.80%	9,858	55.72	to	47.99	505,486	0.84%	28.16%	to	27.14%
2020	0.00%	to	0.80%	9,985	43.48	to	37.75	400,569	1.51%	2.72%	to	1.90%
2019	0.00%	to	0.80%	11,184	42.33	to	37.04	438,991	1.25%	23.91%	to	22.93%
2018	0.00%	to	0.80%	11,311	34.16	to	30.13	357,883	0.96%	-5.61%	to	-6.36%
2017	0.00%	to	0.80%	11,414	36.19	to	32.18	384,234	1.43%	18.92%	to	17.98%
AllianceBernstein Variable Products Series Fund, Inc. - AB VPS International Value Portfolio: Class B (ALVIVB)
2021	0.50%			8,354	10.04			83,859	1.65%	10.30%		****
AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Small/Mid Cap Value Portfolio: Class A (ALVSVA)
2021	0.00%	to	0.80%	18,510	75.25	to	64.81	1,288,809	0.81%	35.95%	to	34.87%
2020	0.00%	to	0.80%	16,852	55.35	to	48.06	862,434	1.00%	3.37%	to	2.55%
2019	0.00%	to	0.80%	18,146	53.55	to	46.86	900,690	0.58%	20.10%	to	19.14%
2018	0.00%	to	0.80%	20,368	44.59	to	39.33	842,341	0.48%	-15.03%	to	-15.71%
2017	0.00%	to	0.80%	22,186	52.47	to	46.66	1,084,321	0.44%	13.15%	to	12.25%
American Century Variable Portfolios, Inc. - American Century VP Balanced Fund: Class I (ACVB)
2021	0.00%	to	1.00%	133,333	60.32	to	29.67	5,905,061	0.72%	15.77%	to	14.62%
2020	0.00%	to	1.00%	142,764	52.10	to	25.89	5,577,178	1.17%	12.53%	to	11.41%
2019	0.00%	to	1.00%	154,992	46.30	to	23.24	5,580,785	1.55%	19.85%	to	18.66%
2018	0.00%	to	1.00%	162,951	38.63	to	19.58	4,984,865	1.40%	-3.83%	to	-4.79%
2017	0.00%	to	1.00%	176,047	40.17	to	20.57	5,781,607	1.56%	13.91%	to	12.78%
American Century Variable Portfolios, Inc. - American Century VP Capital Appreciation Fund: Class I (ACVCA)
2021	0.50%	to	0.80%	605	213.11	to	126.66	117,088	0.00%	10.60%	to	10.27%
2020	0.00%	to	1.00%	37,563	82.80	to	36.44	1,904,603	0.00%	42.46%	to	41.04%
2019	0.00%	to	1.00%	43,716	58.12	to	25.84	1,501,748	0.00%	35.56%	to	34.22%
2018	0.00%	to	1.00%	52,029	42.88	to	19.25	1,282,005	0.00%	-5.20%	to	-6.15%
2017	0.00%	to	1.00%	63,028	45.23	to	20.51	1,590,508	0.00%	21.79%	to	20.58%
American Century Variable Portfolios, Inc. - American Century VP International Fund: Class I (ACVI)
2021	0.00%	to	1.00%	25,642	53.62	to	19.83	768,282	0.16%	8.75%	to	7.67%
2020	0.00%	to	1.00%	26,458	49.31	to	18.42	743,971	0.47%	25.88%	to	24.63%
2019	0.00%	to	1.00%	15,473	39.17	to	14.78	446,208	0.86%	28.42%	to	27.14%
2018	0.00%	to	1.00%	15,888	30.50	to	11.62	359,511	1.28%	-15.22%	to	-16.07%
2017	0.00%	to	1.00%	16,842	35.98	to	13.85	450,866	0.94%	31.21%	to	29.90%
American Century Variable Portfolios, Inc. - American Century VP Disciplined Core Value Fund: Class I (ACVIG)
2021	0.00%	to	1.00%	44,127	50.01	to	32.62	1,938,326	1.08%	23.65%	to	22.42%
2020	0.00%	to	1.00%	46,981	40.45	to	26.65	1,680,005	1.96%	11.81%	to	10.70%
2019	0.00%	to	1.00%	54,791	36.18	to	24.07	1,762,527	2.09%	23.95%	to	22.72%
2018	0.00%	to	1.00%	54,209	29.19	to	19.62	1,420,904	1.92%	-6.87%	to	-7.80%
2017	0.00%	to	1.00%	58,537	31.34	to	21.28	1,660,296	2.25%	20.49%	to	19.29%
American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class II (ACVIP2)
2021	0.00%	to	0.80%	37,790	20.76	to	17.88	715,443	3.30%	6.27%	to	5.42%
2020	0.00%	to	0.80%	28,701	19.53	to	16.96	514,695	1.25%	9.55%	to	8.68%

NATIONWIDE VLI SEPARATE ACCOUNT-2 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
2019	0.00%	to	0.80%	36,595	17.83	to	15.60	601,513	2.32%	8.90%	to	8.03%
2018	0.00%	to	0.80%	64,811	16.37	to	14.44	989,957	2.83%	-2.82%	to	-3.60%
2017	0.00%	to	0.80%	62,077	16.85	to	14.98	984,277	2.61%	3.67%	to	2.85%
American Century Variable Portfolios, Inc. - American Century VP Mid Cap Value Fund: Class I (ACVMV1)
2021	0.00%	to	0.80%	28,736	51.83	to	45.36	1,374,753	1.12%	23.20%	to	22.22%
2020	0.00%	to	0.80%	35,934	42.07	to	37.11	1,400,167	1.69%	1.21%	to	0.40%
2019	0.00%	to	0.80%	56,551	41.57	to	36.96	2,189,116	2.07%	29.15%	to	28.12%
2018	0.00%	to	0.80%	68,042	32.18	to	28.85	2,047,913	1.40%	-12.84%	to	-13.53%
2017	0.00%	to	0.80%	70,812	36.92	to	33.37	2,453,645	1.52%	11.69%	to	10.81%
American Century Variable Portfolios, Inc. - American Century VP Ultra(R) Fund: Class I (ACVU1)
2021	0.00%	to	1.00%	3,342	77.40	to	63.58	214,669	0.00%	23.16%	to	21.93%
2020	0.00%	to	1.00%	3,458	62.85	to	52.15	182,152	0.00%	49.85%	to	48.36%
2019	0.00%	to	1.00%	28,843	41.94	to	35.15	1,015,024	0.00%	34.58%	to	33.24%
2018	0.00%	to	1.00%	28,727	31.16	to	26.38	758,778	0.26%	0.76%	to	-0.25%
2017	0.00%	to	1.00%	28,800	30.93	to	26.45	762,578	0.02%	32.22%	to	30.91%
BlackRock Variable Series Funds II, Inc. - BlackRock High Yield V.I. Fund: Class I (BRVHYI)
2021	0.50%	to	0.80%	46,618	12.81	to	12.63	597,139	4.59%	4.81%	to	4.50%
2020	0.50%	to	0.80%	55,269	12.22	to	12.09	675,478	4.98%	6.73%	to	6.41%
2019	0.50%	to	0.80%	18,555	11.45	to	11.36	212,452	5.54%	14.71%	to	14.37%
2018	0.50%	to	0.80%	5,916	9.98	to	9.93	59,027	5.63%	-3.14%	to	-3.44%
2017	0.50%	to	0.80%	949	10.31	to	10.29	9,780	2.38%	3.07%	to	2.87	%****
BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund: Class II (MLVGA2)
2021	0.00%	to	0.80%	76,589	27.29	to	24.66	1,960,519	0.76%	6.55%	to	5.70%
2020	0.00%	to	0.80%	79,733	25.61	to	23.33	1,927,227	1.16%	20.80%	to	19.84%
2019	0.00%	to	0.80%	93,183	21.20	to	19.47	1,871,842	1.14%	17.83%	to	16.89%
2018	0.00%	to	0.80%	102,683	17.99	to	16.65	1,757,365	0.64%	-7.52%	to	-8.26%
2017	0.00%	to	0.80%	157,091	19.45	to	18.15	2,935,969	1.16%	13.74%	to	12.84%
BNY Mellon Variable Investment Fund - Appreciation Portfolio: Initial Shares (DCAP)
2020	0.00%	to	1.00%	97,929	61.04	to	33.18	5,180,021	0.79%	23.69%	to	22.46%
2019	0.00%	to	1.00%	110,653	49.35	to	27.09	4,745,452	1.17%	36.10%	to	34.74%
2018	0.00%	to	1.00%	118,233	36.26	to	20.11	3,730,581	1.26%	-6.85%	to	-7.78%
2017	0.00%	to	1.00%	127,283	38.93	to	21.80	4,320,702	1.33%	27.33%	to	26.07%
BNY Mellon Variable Investment Fund - Growth and Income Portfolio: Initial Shares (DGI)
2021	0.00%	to	1.00%	33,410	72.67	to	39.20	2,153,438	0.47%	25.63%	to	24.38%
2020	0.00%	to	1.00%	35,089	57.85	to	31.52	1,797,969	0.77%	24.63%	to	23.39%
2019	0.00%	to	1.00%	37,988	46.41	to	25.54	1,550,484	1.08%	29.12%	to	27.84%
2018	0.00%	to	1.00%	44,464	35.95	to	19.98	1,381,884	0.80%	-4.68%	to	-5.64%
2017	0.00%	to	1.00%	47,631	37.71	to	21.18	1,559,084	0.74%	19.71%	to	18.52%
BNY Mellon Variable Investment Fund - Opportunistic Small Cap Portfolio: Initial Shares (DSC)
2021	0.00%	to	0.80%	8,453	44.52	to	38.34	341,097	0.11%	16.46%	to	15.53%
2020	0.00%	to	0.80%	8,427	38.23	to	33.19	291,482	0.67%	19.89%	to	18.94%
2019	0.00%	to	0.80%	10,752	31.88	to	27.90	313,524	0.00%	21.78%	to	20.81%
2018	0.00%	to	0.80%	10,737	26.18	to	23.10	258,325	0.00%	-19.08%	to	-19.73%
2017	0.00%	to	0.80%	10,608	32.35	to	28.77	318,008	0.00%	24.68%	to	23.69%
BNY Mellon Stock Index Fund, Inc.: Initial Shares (DSIF)
2021	0.00%	to	1.00%	509,290	110.38	to	38.47	62,352,334	1.14%	28.41%	to	27.13%
2020	0.00%	to	1.00%	548,003	85.95	to	30.26	52,100,959	1.58%	18.01%	to	16.83%
2019	0.00%	to	1.00%	606,380	72.84	to	25.90	48,346,728	1.72%	31.18%	to	29.88%
2018	0.00%	to	1.00%	669,994	55.52	to	19.94	40,984,804	1.65%	-4.63%	to	-5.59%
2017	0.00%	to	1.00%	746,832	58.22	to	21.12	48,222,612	1.70%	21.54%	to	20.33%
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.: Initial Shares (DSRG)
2021	0.00%	to	1.00%	116,545	83.54	to	27.44	11,461,936	0.76%	27.00%	to	25.73%
2020	0.00%	to	1.00%	123,939	65.79	to	21.82	9,667,229	1.09%	24.14%	to	22.91%
2019	0.00%	to	1.00%	125,019	52.99	to	17.76	8,207,582	1.46%	34.36%	to	33.02%
2018	0.00%	to	1.00%	132,225	39.44	to	13.35	6,509,504	1.76%	-4.40%	to	-5.36%
2017	0.00%	to	1.00%	140,984	41.26	to	14.10	7,221,620	1.15%	15.33%	to	14.19%
BNY Mellon Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares (DVSCS)
2021	0.00%	to	1.00%	42,049	62.99	to	51.75	2,387,625	0.67%	26.14%	to	24.89%

NATIONWIDE VLI SEPARATE ACCOUNT-2 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
2020	0.00%	to	1.00%	48,520	49.94	to	41.43	2,199,155	1.08%	10.64%	to	9.54%
2019	0.00%	to	1.00%	54,408	45.14	to	37.83	2,234,991	1.10%	22.21%	to	21.00%
2018	0.00%	to	1.00%	82,256	36.93	to	31.26	2,733,048	0.74%	-8.97%	to	-9.89%
2017	0.00%	to	1.00%	67,811	40.57	to	34.69	2,549,012	0.65%	12.40%	to	11.29%
Delaware Variable Insurance Product Trust - Delaware VIP Small Cap Value Series: Service Class (DWVSVS)
2021	0.50%	to	0.80%	17,155	23.79	to	23.18	407,615	0.61%	33.35%	to	32.95%
2020	0.50%	to	0.80%	15,625	17.84	to	17.43	278,548	1.08%	-2.66%	to	-2.96%
2019	0.50%	to	0.80%	20,316	18.33	to	17.96	372,107	0.79%	27.08%	to	26.70%
2018	0.50%	to	0.80%	20,350	14.42	to	14.18	293,355	0.59%	-17.36%	to	-17.61%
2017	0.50%	to	0.80%	28,703	17.45	to	17.21	500,688	0.80%	11.20%	to	10.87%
DFA Investment Dimensions Group Inc. - VA Global Moderate Allocation Portfolio: Institutional Class (DFVGMI)
2021	0.50%			4,734	14.90			70,545	1.48%	13.63%
2020	0.50%			4,754	13.11			62,343	1.93%	10.73%
2019	0.50%			2,480	11.84			29,370	2.35%	17.54%
2018	0.50%			2,498	10.08			25,169	2.41%	-7.36%
DFA Investment Dimensions Group Inc. - VIT Inflation-Protected Securities Portfolio: Institutional Class (DFVIPS)
2021	0.50%			14,868	12.65			188,039	3.27%	5.05%
2020	0.50%			23,554	12.04			283,563	1.14%	11.16%
2019	0.50%			21,935	10.83			237,559	1.62%	7.92%
2018	0.50%			22,021	10.04			220,995	2.15%	-1.83%
2017	0.50%			21,031	10.22			214,986	2.71%	2.75%
Deutsche DWS Variable Series II - DWS Global Income Builder VIP: Class A (DSGIBA)
2021	0.50%	to	0.80%	42,981	15.72	to	15.45	675,286	2.38%	10.40%	to	10.07%
2020	0.50%	to	0.80%	45,291	14.24	to	14.04	644,591	3.14%	7.74%	to	7.41%
2019	0.50%	to	0.80%	43,136	13.21	to	13.07	569,890	1.59%	19.57%	to	19.21%
2018	0.50%	to	0.80%	10,462	11.05	to	10.96	115,579	5.36%	-8.13%	to	-8.40%
2017	0.50%	to	0.80%	11,558	12.03	to	11.97	139,024	2.53%	15.96%	to	15.61%
Federated Hermes Insurance Series - Federated Hermes Quality Bond Fund II: Primary Shares (FQB)
2021	0.00%	to	1.00%	81,539	23.16	to	19.03	1,629,257	2.51%	-1.40%	to	-2.38%
2020	0.00%	to	1.00%	86,638	23.49	to	19.49	1,768,411	2.65%	8.12%	to	7.04%
2019	0.00%	to	1.00%	52,411	21.73	to	18.21	1,030,607	3.07%	9.44%	to	8.35%
2018	0.00%	to	1.00%	56,401	19.85	to	16.80	1,020,724	3.28%	-0.59%	to	-1.59%
2017	0.00%	to	1.00%	61,307	19.97	to	17.08	1,117,231	3.34%	4.04%	to	3.00%
Federated Hermes Insurance Series - Federated Hermes Managed Volatility Fund II: Primary Shares (FVU2)
2021	0.50%	to	0.80%	7,832	12.88	to	12.75	100,862	1.73%	17.92%	to	17.57%
2020	0.50%	to	0.80%	7,410	10.92	to	10.84	80,927	2.50%	0.43%	to	0.13%
2019	0.50%	to	0.80%	5,959	10.88	to	10.83	64,793	2.01%	19.63%	to	19.27%
2018	0.50%	to	0.80%	5,622	9.09	to	9.08	51,110	0.00%	-9.09%	to	-9.19	%****
Fidelity Variable Insurance Products Fund - VIP Asset Manager Portfolio: Initial Class (FAMP)
2021	0.00%	to	1.00%	251,612	53.88	to	25.65	13,034,041	1.62%	9.92%	to	8.83%
2020	0.00%	to	1.00%	186,706	49.02	to	23.57	10,841,616	1.50%	14.87%	to	13.73%
2019	0.00%	to	1.00%	209,936	42.68	to	20.73	10,221,231	1.77%	18.25%	to	17.07%
2018	0.00%	to	1.00%	224,776	36.09	to	17.71	9,333,955	1.64%	-5.35%	to	-6.30%
2017	0.00%	to	1.00%	250,426	38.13	to	18.90	10,927,217	1.86%	14.10%	to	12.97%
Fidelity Variable Insurance Products Fund - VIP Contrafund(R) Portfolio: Service Class (FCS)
2021	0.50%	to	0.80%	94,784	18.27	to	18.13	1,731,464	0.04%	27.07%	to	26.69%
2020	0.50%	to	0.80%	74,520	14.38	to	14.31	1,071,307	0.14%	29.78%	to	29.39%
2019	0.50%	to	0.80%	2,386	11.08	to	11.06	26,431	0.21%	10.79%	to	10.57	%****
Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Initial Class (FEIP)
2021	0.00%	to	1.00%	316,423	74.55	to	35.24	44,050,491	1.88%	24.89%	to	23.65%
2020	0.00%	to	1.00%	360,367	59.69	to	28.50	38,760,705	1.83%	6.69%	to	5.63%
2019	0.00%	to	1.00%	390,019	55.95	to	26.98	38,852,436	2.01%	27.44%	to	26.18%
2018	0.00%	to	1.00%	417,741	43.90	to	21.38	32,915,190	2.21%	-8.29%	to	-9.21%
2017	0.00%	to	1.00%	466,480	47.87	to	23.55	39,887,139	1.68%	12.89%	to	11.77%
Fidelity Variable Insurance Products - Emerging Markets Portfolio - Service Class (FEMS)
2021	0.50%	to	0.80%	29,407	13.55	to	13.41	398,598	2.09%	-2.77%	to	-3.06%
2020	0.50%	to	0.80%	23,496	13.94	to	13.83	327,548	0.96%	30.52%	to	30.13%
2019	0.50%	to	0.80%	18,993	10.68	to	10.63	202,855	1.62%	28.66%	to	28.27%

NATIONWIDE VLI SEPARATE ACCOUNT-2 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
2018	0.50%	to	0.80%	15,018	8.30	to	8.29	124,677	0.99%	-16.98%	to	-17.15	%****
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2010 Portfolio: Service Class (FF10S)
2021	0.50%	to	0.80%	17,803	25.70	to	24.45	457,106	1.06%	5.26%	to	4.95%
2020	0.50%	to	0.80%	18,901	24.42	to	23.30	460,195	1.25%	11.83%	to	11.50%
2019	0.50%	to	0.80%	18,832	21.83	to	20.89	410,033	2.01%	15.42%	to	15.07%
2018	0.50%	to	0.80%	20,411	18.92	to	18.16	385,171	1.53%	-4.59%	to	-4.87%
2017	0.50%	to	0.80%	21,611	19.83	to	19.09	427,518	1.44%	12.43%	to	12.09%
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2020 Portfolio: Service Class (FF20S)
2021	0.00%	to	0.80%	39,348	32.24	to	28.22	1,162,555	0.98%	9.47%	to	8.60%
2020	0.00%	to	0.80%	41,470	29.45	to	25.98	1,124,341	1.16%	14.92%	to	14.00%
2019	0.00%	to	0.80%	47,862	25.63	to	22.79	1,138,515	2.03%	20.01%	to	19.05%
2018	0.00%	to	0.80%	53,908	21.36	to	19.15	1,073,818	1.24%	-5.98%	to	-6.73%
2017	0.00%	to	0.80%	69,681	22.72	to	20.53	1,483,298	1.40%	16.47%	to	15.55%
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2030 Portfolio: Service Class (FF30S)
2021	0.00%	to	0.80%	65,924	37.10	to	32.47	2,242,038	1.28%	12.24%	to	11.35%
2020	0.00%	to	0.80%	49,877	33.05	to	29.16	1,514,647	1.17%	16.76%	to	15.83%
2019	0.00%	to	0.80%	49,805	28.31	to	25.18	1,303,811	1.81%	24.37%	to	23.38%
2018	0.00%	to	0.80%	53,527	22.76	to	20.40	1,133,726	1.22%	-7.88%	to	-8.62%
2017	0.00%	to	0.80%	59,078	24.71	to	22.33	1,363,847	1.31%	20.82%	to	19.86%
Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Initial Class (FGP)
2021	0.00%	to	1.00%	488,388	127.21	to	40.97	115,555,345	0.00%	23.21%	to	21.99%
2020	0.00%	to	1.30%	542,351	103.25	to	172.01	102,416,203	0.07%	43.89%	to	42.04%
2019	0.00%	to	1.30%	691,597	71.75	to	121.10	79,192,941	0.26%	34.31%	to	32.58%
2018	0.00%	to	1.30%	692,945	53.42	to	91.34	62,516,565	0.24%	-0.17%	to	-1.47%
2017	0.00%	to	1.30%	755,698	53.51	to	92.70	68,542,895	0.22%	35.13%	to	33.39%
Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Initial Class (FHIP)
2021	0.00%	to	1.00%	126,707	33.76	to	22.92	7,295,909	5.33%	4.41%	to	3.37%
2020	0.00%	to	1.00%	132,097	32.33	to	22.17	7,322,290	5.01%	2.75%	to	1.72%
2019	0.00%	to	1.00%	141,469	31.47	to	21.79	7,595,846	5.15%	15.11%	to	13.96%
2018	0.00%	to	1.00%	149,247	27.34	to	19.12	7,020,295	5.40%	-3.29%	to	-4.25%
2017	0.00%	to	1.00%	185,066	28.26	to	19.97	8,410,523	5.07%	6.93%	to	5.87%
Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class (FIGBS)
2021	0.00%	to	0.80%	130,864	21.41	to	18.44	2,582,359	1.97%	-0.72%	to	-1.51%
2020	0.00%	to	0.80%	137,001	21.56	to	18.72	2,732,831	2.22%	9.25%	to	8.38%
2019	0.00%	to	0.80%	120,310	19.74	to	17.27	2,209,131	2.65%	9.58%	to	8.71%
2018	0.00%	to	0.80%	120,824	18.01	to	15.89	2,032,129	2.41%	-0.63%	to	-1.43%
2017	0.00%	to	0.80%	124,747	18.13	to	16.12	2,118,770	2.35%	4.16%	to	3.33%
Fidelity Variable Insurance Products Fund - VIP Mid Cap Portfolio: Service Class (FMCS)
2021	0.00%	to	0.80%	88,946	90.63	to	78.06	7,360,999	0.51%	25.51%	to	24.51%
2020	0.00%	to	0.80%	94,515	72.21	to	62.69	6,255,516	0.56%	18.04%	to	17.10%
2019	0.00%	to	0.80%	104,795	61.18	to	53.54	5,901,648	0.79%	23.35%	to	22.37%
2018	0.00%	to	0.80%	119,729	49.60	to	43.75	5,491,090	0.55%	-14.64%	to	-15.32%
2017	0.00%	to	0.80%	131,865	58.10	to	51.67	7,125,231	0.61%	20.70%	to	19.74%
Fidelity Variable Insurance Products Fund - VIP Energy Portfolio: Service Class 2 (FNRS2)
2021	0.00%	to	0.80%	74,766	17.48	to	15.30	1,207,423	2.19%	54.83%	to	53.60%
2020	0.00%	to	0.80%	64,509	11.29	to	9.96	675,050	2.59%	-32.88%	to	-33.42%
2019	0.00%	to	0.80%	65,125	16.82	to	14.96	1,019,156	1.74%	9.82%	to	8.95%
2018	0.00%	to	0.80%	71,950	15.32	to	13.73	1,029,082	0.69%	-24.77%	to	-25.37%
2017	0.00%	to	0.80%	73,490	20.36	to	18.39	1,402,787	1.35%	-2.78%	to	-3.55%
Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Initial Class (FOP)
2021	0.00%	to	1.00%	90,173	48.67	to	23.35	4,976,613	0.52%	19.70%	to	18.51%
2020	0.00%	to	1.00%	105,502	40.66	to	19.71	4,748,629	0.44%	15.61%	to	14.46%
2019	0.00%	to	1.00%	113,238	35.17	to	17.22	4,462,671	1.72%	27.77%	to	26.49%
2018	0.00%	to	1.00%	125,498	27.53	to	13.61	3,824,361	1.47%	-14.81%	to	-15.66%
2017	0.00%	to	1.00%	148,395	32.31	to	16.14	5,238,100	1.41%	30.28%	to	28.99%
Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class (FOS)
2021	0.00%	to	0.80%	327,130	17.52	to	16.61	5,535,686	0.44%	19.57%	to	18.62%
2020	0.00%	to	0.80%	343,121	14.65	to	14.00	4,878,974	0.36%	15.49%	to	14.57%

NATIONWIDE VLI SEPARATE ACCOUNT-2 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
2019	0.00%	to	0.80%	347,031	12.68	to	12.22	4,294,084	1.71%	27.67%	to	26.66%
2018	0.00%	to	0.80%	336,116	9.93	to	9.65	3,274,448	1.45%	-14.88%	to	-15.57%
2017	0.00%	to	0.80%	362,521	11.67	to	11.43	4,171,244	1.34%	30.10%	to	29.07%
Fidelity Variable Insurance Products Fund - VIP Real Estate Portfolio: Service Class (FRESS)
2021	0.50%	to	0.80%	6,143	15.05	to	14.84	92,275	0.99%	38.17%	to	37.75%
2020	0.50%	to	0.80%	6,354	10.89	to	10.77	69,169	2.96%	-7.07%	to	-7.35%
2019	0.50%	to	0.80%	4,895	11.72	to	11.63	57,303	3.44%	22.47%	to	22.10%
2018	0.50%			1,385	9.57			13,252	3.54%	-6.78%
2017	0.50%			1,224	10.26			12,563	1.65%	2.64%		****
Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class (FVSS)
2021	0.00%	to	1.00%	26,130	54.02	to	44.37	1,253,027	1.49%	33.48%	to	32.15%
2020	0.00%	to	1.00%	22,769	40.47	to	33.58	823,207	1.24%	8.18%	to	7.10%
2019	0.00%	to	1.00%	20,422	37.41	to	31.35	688,068	1.58%	34.29%	to	32.96%
2018	0.00%	to	1.00%	21,138	27.86	to	23.58	533,154	0.86%	-17.33%	to	-18.16%
2017	0.00%	to	1.00%	28,520	33.70	to	28.81	890,352	1.40%	19.21%	to	18.03%
Franklin Templeton Variable Insurance Products Trust - Templeton Developing Markets VIP Fund: Class 2 (FTVDM2)
2021	0.00%	to	0.80%	36,257	14.73	to	13.85	514,525	0.88%	-5.74%	to	-6.49%
2020	0.00%	to	0.80%	37,053	15.63	to	14.82	560,461	4.04%	17.18%	to	16.25%
2019	0.00%	to	0.80%	55,113	13.34	to	12.74	714,807	1.03%	26.70%	to	25.69%
2018	0.00%	to	0.80%	60,005	10.53	to	10.14	617,248	0.81%	-15.79%	to	-16.47%
2017	0.00%	to	0.80%	88,911	12.50	to	12.14	1,091,614	0.98%	40.41%	to	39.29%
Franklin Templeton Variable Insurance Products Trust - Franklin Allocation VIP Fund: Class 2 (FTVFA2)
2021	0.50%	to	0.80%	10,730	20.73	to	19.90	221,765	1.72%	11.13%	to	10.79%
2020	0.50%	to	0.80%	11,163	18.65	to	17.96	207,223	1.45%	11.19%	to	10.85%
2019	0.00%	to	0.80%	12,621	17.79	to	16.20	211,274	3.58%	19.86%	to	18.90%
2018	0.00%	to	0.80%	13,925	14.84	to	13.62	195,650	2.88%	-9.65%	to	-10.37%
2017	0.00%	to	0.80%	19,685	16.42	to	15.20	308,731	2.66%	11.98%	to	11.09%
Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond VIP Fund: Class 2 (FTVGI2)
2021	0.00%	to	0.80%	122,131	9.48	to	8.91	1,117,540	0.00%	-4.99%	to	-5.75%
2020	0.00%	to	0.80%	120,198	9.97	to	9.46	1,162,446	8.56%	-5.28%	to	-6.04%
2019	0.00%	to	0.80%	173,186	10.53	to	10.06	1,774,820	7.25%	2.01%	to	1.20%
2018	0.00%	to	0.80%	197,270	10.32	to	9.94	1,992,180	0.00%	1.94%	to	1.12%
2017	0.00%	to	0.80%	209,021	10.13	to	9.83	2,081,175	0.00%	1.93%	to	1.12%
Franklin Templeton Variable Insurance Products Trust - Franklin Income VIP Fund: Class 2 (FTVIS2)
2021	0.00%	to	0.80%	56,464	26.10	to	23.02	1,362,696	4.67%	16.75%	to	15.82%
2020	0.00%	to	0.80%	60,300	22.35	to	19.88	1,251,363	6.02%	0.69%	to	-0.11%
2019	0.00%	to	0.80%	66,232	22.20	to	19.90	1,374,053	5.42%	16.06%	to	15.13%
2018	0.00%	to	0.80%	68,998	19.13	to	17.28	1,239,061	4.82%	-4.30%	to	-5.07%
2017	0.00%	to	0.80%	80,926	19.99	to	18.21	1,530,849	4.10%	9.67%	to	8.80%
Franklin Templeton Variable Insurance Products Trust - Franklin Rising Dividends VIP Fund: Class 1 (FTVRDI)
2021	0.00%			5,919	70.71			418,522	1.20%	27.10%
2020	0.00%	to	0.80%	86,192	55.63	to	48.30	4,414,007	1.49%	16.23%	to	15.30%
2019	0.00%	to	0.80%	98,970	47.86	to	41.89	4,383,042	1.46%	29.58%	to	28.55%
2018	0.00%	to	0.80%	112,291	36.94	to	32.59	3,853,727	1.44%	-4.84%	to	-5.60%
2017	0.00%	to	0.80%	122,690	38.82	to	34.52	4,441,962	1.73%	20.85%	to	19.89%
Franklin Templeton Variable Insurance Products Trust - Franklin Small Cap Value VIP Fund: Class 1 (FTVSVI)
2021	0.00%	to	0.80%	45,870	72.01	to	62.02	3,018,550	1.13%	25.67%	to	24.67%
2020	0.00%	to	0.80%	45,146	57.30	to	49.75	2,373,580	1.72%	5.41%	to	4.57%
2019	0.00%	to	0.80%	46,596	54.36	to	47.57	2,334,779	1.30%	26.72%	to	25.72%
2018	0.00%	to	0.80%	56,071	42.90	to	37.84	2,227,020	1.13%	-12.69%	to	-13.39%
2017	0.00%	to	0.80%	61,407	49.13	to	43.69	2,806,943	0.72%	10.92%	to	10.03%
Franklin Templeton Variable Insurance Products Trust - Templeton Foreign VIP Fund: Class 1 (TIF)
2021	0.00%	to	0.80%	1,513	29.80	to	25.66	41,383	2.02%	4.44%	to	3.60%
2020	0.00%	to	0.80%	1,555	28.53	to	24.77	40,880	3.59%	-0.92%	to	-1.71%
2019	0.00%	to	0.80%	1,613	28.80	to	25.20	43,011	2.05%	12.84%	to	11.94%
2018	0.00%	to	0.80%	2,128	25.52	to	22.51	50,444	2.91%	-15.27%	to	-15.95%
2017	0.00%	to	0.80%	2,267	30.12	to	26.78	63,707	2.88%	17.02%	to	16.09%

NATIONWIDE VLI SEPARATE ACCOUNT-2 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Franklin Templeton Variable Insurance Products Trust - Templeton Foreign VIP Fund: Class 2 (TIF2)
2021	0.00%	to	0.80%	49,423	10.01	to	9.41	478,718	1.83%	4.16%	to	3.33%
2020	0.00%	to	0.80%	55,282	9.61	to	9.11	515,859	3.33%	-1.16%	to	-1.95%
2019	0.00%	to	0.80%	79,633	9.72	to	9.29	754,210	1.88%	12.53%	to	11.63%
2018	0.00%	to	0.80%	123,707	8.64	to	8.32	1,045,051	2.76%	-15.44%	to	-16.12%
2017	0.00%	to	0.80%	109,184	10.22	to	9.92	1,096,058	2.60%	16.69%	to	15.77%
Goldman Sachs Variable Insurance Trust - Goldman Sachs Trend Driven Allocation Fund: Service Shares (GVGMNS)
2021	0.50%			3,546	16.70			59,213	0.00%	15.59%
2020	0.50%	to	0.80%	2,962	14.45	to	14.08	42,549	0.28%	3.59%	to	3.28%
2019	0.50%	to	0.80%	3,068	13.94	to	13.63	42,547	1.48%	11.38%	to	11.04%
2018	0.50%	to	0.80%	3,125	12.52	to	12.27	38,931	0.66%	-4.82%	to	-5.10%
2017	0.50%	to	0.80%	3,190	13.15	to	12.93	41,788	0.80%	12.55%	to	12.21%
Goldman Sachs Variable Insurance Trust - Goldman Sachs Multi-Strategy Alternatives Portfolio: Service Shares (GVMSAS)
2021	0.50%			626	11.34			7,100	1.22%	4.31%
2020	0.50%			625	10.87			6,796	2.91%	6.19%
Guggenheim Variable Fund - Multi-Hedge Strategies (RVARS)
2021	0.50%	to	0.80%	6,620	12.18	to	11.87	80,572	0.00%	7.57%	to	7.24%
2020	0.50%	to	0.80%	5,688	11.33	to	11.07	64,352	1.34%	6.85%	to	6.53%
2019	0.50%	to	0.80%	6,699	10.60	to	10.39	70,946	2.23%	4.49%	to	4.18%
2018	0.50%	to	0.80%	5,241	10.14	to	9.97	53,117	0.00%	-5.55%	to	-5.84%
2017	0.50%	to	0.80%	13,139	10.74	to	10.59	141,056	0.00%	3.16%	to	2.85%
Invesco - Invesco V.I. American Franchise Fund: Series I Shares (ACEG)
2021	0.00%	to	0.80%	7,506	42.55	to	39.38	308,316	0.00%	11.93%	to	11.03%
2020	0.00%	to	0.80%	11,929	38.01	to	35.47	437,403	0.08%	42.35%	to	41.22%
2019	0.00%	to	0.80%	9,418	26.70	to	25.11	243,820	0.00%	36.76%	to	35.67%
2018	0.00%	to	0.80%	10,144	19.53	to	18.51	192,604	0.00%	-3.62%	to	-4.40%
2017	0.00%	to	0.80%	5,178	20.26	to	19.36	103,592	0.14%	27.34%	to	26.33%
Invesco - Invesco V.I. Main Street Mid Cap Fund: Series I Shares (AVMCCI)
2021	0.50%	to	0.80%	1,757	24.12	to	23.43	42,239	0.46%	22.63%	to	22.26%
2020	0.50%	to	0.80%	1,724	19.67	to	19.17	33,786	0.96%	8.70%	to	8.38%
2019	0.50%	to	0.80%	130	18.10	to	17.68	2,316	0.50%	24.65%	to	24.28%
2018	0.50%	to	0.80%	139	14.52	to	14.23	1,992	0.07%	-11.80%	to	-12.06%
2017	0.50%	to	0.80%	1,815	16.46	to	16.18	29,862	0.91%	14.35%	to	14.01%
Invesco Variable Insurance Funds - Invesco V.I. Balanced-Risk Allocation Fund: Series I Shares (IVBRA1)
2021	0.50%	to	0.80%	25,164	15.23	to	14.89	383,299	3.19%	9.00%	to	8.67%
2020	0.50%	to	0.80%	25,632	13.98	to	13.70	358,140	8.11%	9.68%	to	9.35%
2019	0.50%	to	0.80%	25,929	12.74	to	12.53	330,162	0.00%	14.63%	to	14.29%
2018	0.50%	to	0.80%	26,687	11.12	to	10.96	296,454	2.31%	-6.93%	to	-7.21%
2017	0.50%	to	0.80%	12,123	11.94	to	11.81	144,625	3.66%	9.61%	to	9.28%
Invesco - Invesco V.I. Discovery Mid Cap Growth Fund: Series I (OVAG)
2021	0.00%	to	1.00%	112,976	32.27	to	23.00	3,094,493	0.00%	19.10%	to	17.91%
2020	0.00%	to	1.00%	122,828	27.10	to	19.51	2,837,052	0.03%	40.69%	to	39.29%
2019	0.00%	to	1.00%	85,026	19.26	to	14.01	1,424,032	0.00%	39.36%	to	37.98%
2018	0.00%	to	1.00%	93,540	13.82	to	10.15	1,138,703	0.00%	-6.08%	to	-7.02%
2017	0.00%	to	1.00%	91,278	14.71	to	10.92	1,186,405	0.03%	28.79%	to	27.51%
Invesco - Invesco V.I. Core Bond Fund: Series I (OVB)
2021	0.00%	to	1.00%	155,391	23.54	to	14.99	3,586,287	2.10%	-1.65%	to	-2.63%
2020	0.00%	to	1.00%	160,414	23.94	to	15.39	3,792,250	3.07%	9.71%	to	8.62%
2019	0.00%	to	1.00%	117,060	21.82	to	14.17	2,974,342	3.32%	9.53%	to	8.44%
2018	0.00%	to	1.00%	118,667	19.92	to	13.07	2,824,062	3.36%	-1.02%	to	-2.01%
2017	0.00%	to	1.00%	132,233	20.13	to	13.34	3,124,196	2.42%	4.59%	to	3.55%
Invesco - Invesco V.I. Main Street Fund: Series I (OVGI)
2020	0.00%	to	1.00%	33,220	34.06	to	27.68	1,031,634	1.42%	13.94%	to	12.81%
2019	0.00%	to	1.00%	45,429	29.89	to	24.54	1,239,435	1.11%	32.08%	to	30.77%
2018	0.00%	to	1.00%	53,848	22.63	to	18.77	1,115,884	1.17%	-7.89%	to	-8.81%
2017	0.00%	to	1.00%	72,191	24.57	to	20.58	1,652,637	1.21%	16.91%	to	15.75%
Invesco - Invesco V.I. Global Fund: Series I (OVGS)
2021	0.00%	to	1.00%	199,554	141.68	to	43.86	27,193,716	0.00%	15.49%	to	14.34%
2020	0.00%	to	1.00%	218,105	122.68	to	38.36	25,860,518	0.70%	27.64%	to	26.37%

NATIONWIDE VLI SEPARATE ACCOUNT-2 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
2019	0.00%	to	1.00%	236,817	96.12	to	30.35	22,159,620	0.90%	31.79%	to	30.48%
2018	0.00%	to	1.00%	264,280	72.93	to	23.26	18,752,400	1.00%	-13.18%	to	-14.05%
2017	0.00%	to	1.00%	290,466	84.00	to	27.07	24,050,959	0.93%	36.66%	to	35.31%
Invesco Oppenheimer V.I. International Growth Fund: Series I (OVIG)
2021	0.50%	to	0.80%	21,399	15.54	to	15.19	332,540	0.00%	9.67%	to	9.34%
2020	0.50%	to	0.80%	24,708	14.17	to	13.89	349,834	0.88%	20.90%	to	20.53%
2019	0.50%	to	0.80%	18,080	11.72	to	11.52	211,792	1.02%	27.96%	to	27.58%
2018	0.50%	to	0.80%	22,342	9.16	to	9.03	204,562	0.90%	-19.82%	to	-20.06%
2017	0.50%	to	0.80%	18,772	11.43	to	11.30	214,379	1.84%	25.66%	to	25.29%
Invesco - Invesco V.I. Conservative Balanced Fund: Series I (OVMS)
2021	0.00%	to	1.00%	96,127	43.42	to	21.46	5,497,172	1.47%	10.63%	to	9.53%
2020	0.00%	to	1.30%	108,134	39.25	to	49.12	5,501,163	2.11%	14.86%	to	13.37%
2019	0.00%	to	1.30%	114,742	34.17	to	43.32	5,066,362	2.24%	17.51%	to	16.00%
2018	0.00%	to	1.30%	122,805	29.08	to	37.35	4,653,232	1.98%	-5.32%	to	-6.55%
2017	0.00%	to	1.00%	132,312	30.71	to	15.80	5,283,507	1.97%	9.25%	to	8.17%
Invesco - Invesco V.I. Global Strategic Income Fund: Series I (OVSB)
2021	0.00%	to	0.80%	15,026	12.24	to	11.37	176,247	4.81%	-3.41%	to	-4.18%
2020	0.00%	to	0.80%	14,219	12.67	to	11.87	173,421	5.82%	3.40%	to	2.58%
2019	0.00%	to	0.80%	15,689	12.25	to	11.57	186,600	3.80%	10.80%	to	9.92%
2018	0.00%	to	0.80%	16,659	11.06	to	10.53	179,465	5.67%	-4.40%	to	-5.16%
2017	0.00%	to	0.80%	23,200	11.57	to	11.10	262,223	2.19%	6.27%	to	5.43%
Invesco - Invesco V.I. Main Street Small Cap Fund: Series I (OVSC)
2021	0.00%	to	0.80%	15,891	83.82	to	72.19	1,215,479	0.37%	22.55%	to	21.58%
2020	0.00%	to	0.80%	16,144	68.39	to	59.38	1,009,832	0.61%	19.93%	to	18.97%
2019	0.00%	to	0.80%	20,008	57.03	to	49.91	1,048,740	0.21%	26.47%	to	25.46%
2018	0.00%	to	0.80%	22,444	45.09	to	39.78	934,528	0.30%	-10.32%	to	-11.04%
2017	0.00%	to	0.80%	26,975	50.28	to	44.72	1,269,227	0.77%	14.16%	to	13.25%
Ivy Variable Insurance Portfolios - Delaware Ivy Asset Strategy: Class II (WRASP)
2021	0.00%	to	0.80%	45,591	26.08	to	23.56	1,110,714	1.60%	10.44%	to	9.56%
2020	0.00%	to	0.80%	47,675	23.61	to	21.51	1,056,409	2.06%	13.88%	to	12.97%
2019	0.00%	to	0.80%	63,120	20.73	to	19.04	1,236,186	1.98%	21.78%	to	20.81%
2018	0.00%	to	0.80%	72,688	17.03	to	15.76	1,178,222	1.70%	-5.44%	to	-6.20%
2017	0.00%	to	0.80%	94,497	18.00	to	16.80	1,627,345	1.49%	18.27%	to	17.33%
Ivy Variable Insurance Portfolios - Delaware Ivy High Income: Class II (WRHIP)
2021	0.50%	to	0.80%	30,323	16.60	to	16.13	502,575	6.05%	5.53%	to	5.22%
2020	0.50%	to	0.80%	31,725	15.73	to	15.33	498,059	7.52%	5.50%	to	5.18%
2019	0.50%	to	0.80%	32,369	14.91	to	14.57	481,667	8.39%	10.64%	to	10.31%
2018	0.50%	to	0.80%	76,352	13.48	to	13.21	1,028,174	6.65%	-2.61%	to	-2.90%
2017	0.50%	to	0.80%	45,132	13.84	to	13.61	623,617	5.12%	6.15%	to	5.83%
Ivy Variable Insurance Portfolios - Delaware Ivy Mid Cap Growth: Class II (WRMCG)
2021	0.50%	to	0.80%	26,394	41.13	to	39.96	1,084,113	0.00%	15.77%	to	15.43%
2020	0.50%	to	0.80%	28,209	35.53	to	34.61	1,000,340	0.00%	48.26%	to	47.82%
2019	0.50%	to	0.80%	22,022	23.96	to	23.42	526,408	0.00%	37.25%	to	36.84%
2018	0.50%	to	0.80%	26,805	17.46	to	17.11	467,039	0.00%	-0.56%	to	-0.86%
2017	0.50%	to	0.80%	23,964	17.56	to	17.26	420,337	0.00%	26.26%	to	25.89%
Janus Aspen Series - Janus Henderson Balanced Portfolio: Service Shares (JABS)
2021	0.00%	to	0.80%	54,321	53.88	to	46.41	2,666,637	0.70%	16.91%	to	15.98%
2020	0.00%	to	0.80%	53,935	46.09	to	40.01	2,288,378	1.52%	14.03%	to	13.12%
2019	0.00%	to	0.80%	50,033	40.42	to	35.37	1,869,605	1.73%	22.27%	to	21.30%
2018	0.00%	to	0.80%	84,460	33.05	to	29.16	2,590,024	1.65%	0.43%	to	-0.37%
2017	0.00%	to	0.80%	51,867	32.91	to	29.27	1,600,886	1.35%	18.13%	to	17.20%
Janus Aspen Series - Janus Henderson Forty Portfolio: Service Shares (JACAS)
2021	0.00%	to	1.00%	125,075	61.89	to	52.04	7,004,050	0.00%	22.60%	to	21.38%
2020	0.00%	to	1.00%	136,791	50.48	to	42.87	6,282,469	0.17%	39.03%	to	37.65%
2019	0.00%	to	1.00%	148,037	36.31	to	31.14	4,911,284	0.02%	36.85%	to	35.49%
2018	0.00%	to	1.00%	163,732	26.53	to	22.99	3,981,773	1.24%	1.72%	to	0.70%
2017	0.00%	to	1.00%	182,867	26.08	to	22.83	4,402,317	0.00%	29.99%	to	28.71%

NATIONWIDE VLI SEPARATE ACCOUNT-2 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Janus Aspen Series - Janus Henderson Enterprise Portfolio: Institutional Shares (JAEI)
2021	0.50%	to	0.80%	15,706	21.38	to	21.09	335,755	0.32%	16.25%	to		15.90%
2020	0.50%	to	0.80%	19,633	18.39	to	18.19	360,997	0.07%	18.88%	to		18.52%
2019	0.50%	to	0.80%	20,863	15.47	to	15.35	322,667	0.20%	34.81%	to		34.41%
2018	0.50%	to	0.80%	19,897	11.48	to	11.42	228,314	0.20%	-0.91%	to		-1.21%
2017	0.50%	to	0.80%	28,276	11.58	to	11.56	327,515	0.10%	15.84%	to	15.61	%****
Janus Aspen Series - Janus Henderson Global Technology and Innovation Portfolio: Service Shares (JAGTS)
2021	0.00%	to	1.00%	172,644	42.70	to	36.04	6,638,846	0.11%	17.75%	to		16.57%
2020	0.00%	to	1.00%	189,428	36.26	to	30.92	6,229,070	0.00%	50.73%	to		49.23%
2019	0.00%	to	1.00%	237,118	24.06	to	20.72	5,231,848	0.41%	44.82%	to		43.38%
2018	0.00%	to	1.00%	231,044	16.61	to	14.45	3,535,400	1.11%	0.91%	to		-0.10%
2017	0.00%	to	1.00%	232,997	16.46	to	14.46	3,543,074	0.46%	44.91%	to		43.48%
Janus Aspen Series - Janus Henderson Overseas Portfolio: Service Shares (JAIGS)
2021	0.00%	to	1.00%	144,981	23.13	to	20.48	3,021,901	1.03%	13.29%	to		12.16%
2020	0.00%	to	1.00%	147,441	20.42	to	18.26	2,718,641	1.22%	16.02%	to		14.87%
2019	0.00%	to	1.00%	154,193	17.60	to	15.90	2,460,380	1.84%	26.71%	to		25.45%
2018	0.00%	to	1.00%	162,736	13.89	to	12.67	2,059,773	1.70%	-15.14%	to		-15.99%
2017	0.00%	to	1.00%	225,055	16.37	to	15.09	3,384,935	1.63%	30.80%	to		29.51%
Lord Abbett Series Fund, Inc. - Total Return Portfolio: Class VC (LOVTRC)
2021	0.50%	to	0.80%	17,601	11.68	to	11.48	205,453	1.95%	-0.74%	to		-1.04%
2020	0.50%	to	0.80%	14,523	11.77	to	11.60	170,790	2.35%	6.89%	to		6.57%
2019	0.50%	to	0.80%	15,363	11.01	to	10.89	169,036	2.63%	7.87%	to		7.55%
2018	0.50%	to	0.80%	15,033	10.21	to	10.12	153,359	3.39%	-1.52%	to		-1.82%
2017	0.50%	to	0.80%	118,292	10.36	to	10.31	1,225,894	2.50%	3.35%	to		3.04%
MFS(R) Variable Insurance Trust - MFS New Discovery Series: Initial Class (MNDIC)
2021	0.50%	to	0.80%	19,804	36.32	to	35.28	718,830	0.00%	1.29%	to		0.99%
2020	0.50%	to	0.80%	22,300	35.85	to	34.93	798,296	0.00%	45.16%	to		44.73%
2019	0.50%	to	0.80%	14,108	24.70	to	24.14	347,577	0.00%	40.99%	to		40.57%
2018	0.50%	to	0.80%	10,971	17.52	to	17.17	191,599	0.00%	-1.97%	to		-2.27%
2017	0.50%	to	0.80%	6,868	17.87	to	17.57	122,166	0.00%	26.03%	to		25.65%
MFS(R) Variable Insurance Trust II - MFS Massachusetts Investors Growth Stock Portfolio: Initial Class (MV2IGI)
2021	0.00%	to	0.80%	15,652	29.25	to	27.71	449,396	0.25%	25.97%	to		24.97%
2020	0.00%	to	0.80%	15,971	23.22	to	22.17	364,983	0.46%	22.53%	to		21.55%
2019	0.00%	to	0.80%	23,834	18.95	to	18.24	445,089	0.62%	39.95%	to		38.84%
2018	0.00%	to	0.80%	12,541	13.54	to	13.14	166,510	0.50%	0.81%	to		0.00%
2017	0.00%	to	0.80%	15,791	13.43	to	13.14	209,109	0.62%	28.42%	to		27.41%
MFS(R) Variable Insurance Trust III - MFS Mid Cap Value Portfolio: Initial Class (MV3MVI)
2021	0.50%			10,573	17.89			189,201	0.82%	30.33%			****
MFS(R) Variable Insurance Trust - MFS Value Series: Initial Class (MVFIC)
2021	0.00%	to	0.80%	62,829	64.23	to	55.32	3,705,166	1.33%	25.45%	to		24.45%
2020	0.00%	to	0.80%	69,661	51.20	to	44.45	3,285,059	1.57%	3.48%	to		2.65%
2019	0.00%	to	0.80%	79,839	49.48	to	43.30	3,662,631	2.14%	29.80%	to		28.77%
2018	0.00%	to	0.80%	84,027	38.12	to	33.63	2,982,060	1.51%	-10.09%	to		-10.81%
2017	0.00%	to	0.80%	92,663	42.40	to	37.70	3,670,156	1.93%	17.65%	to		16.72%
MFS(R) Variable Insurance Trust II - MFS International Growth Portfolio: Initial Class (MVIGIC)
2021	0.50%	to	0.80%	17,992	13.69	to	13.58	246,333	0.53%	8.72%	to		8.40%
2020	0.50%	to	0.80%	11,825	12.59	to	12.53	148,914	1.46%	15.26%	to	14.91	%****
Morgan Stanley Variable Insurance Fund, Inc. - Emerging Markets Debt Portfolio: Class I (MSEM)
2021	0.00%	to	1.00%	13,014	43.40	to	34.79	498,174	5.18%	-2.02%	to		-3.00%
2020	0.00%	to	1.00%	13,742	44.30	to	35.87	538,174	4.35%	5.55%	to		4.49%
2019	0.00%	to	1.00%	15,880	41.97	to	34.32	592,004	5.41%	14.25%	to		13.12%
2018	0.00%	to	1.00%	17,769	36.73	to	30.34	584,539	5.47%	-6.94%	to		-7.88%
2017	0.00%	to	1.00%	21,088	39.47	to	32.94	750,900	5.31%	9.71%	to		8.62%
Morgan Stanley Variable Insurance Fund, Inc. - Core Plus Fixed Income Portfolio: Class I (MSVFI)
2021	0.00%	to	0.80%	30,886	21.17	to	18.23	599,990	3.95%	-0.32%	to		-1.12%
2020	0.00%	to	0.80%	29,587	21.24	to	18.44	579,360	2.72%	7.80%	to		6.94%
2019	0.00%	to	0.80%	16,136	19.70	to	17.24	296,369	4.41%	10.88%	to		10.00%
2018	0.00%	to	0.80%	19,713	17.77	to	15.67	327,173	2.50%	-0.65%	to		-1.45%
2017	0.00%	to	0.80%	19,226	17.88	to	15.90	322,748	3.14%	6.24%	to		5.40%

NATIONWIDE VLI SEPARATE ACCOUNT-2 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Morgan Stanley Variable Insurance Fund, Inc. - U.S. Real Estate Portfolio: Class I (MSVRE)
2021	0.00%	to	1.00%	9,437	120.19	to	54.88	749,954	2.00%	39.80%	to	38.41%
2020	0.00%	to	1.00%	12,611	85.97	to	39.65	671,125	2.75%	-16.85%	to	-17.68%
2019	0.00%	to	1.00%	13,946	103.40	to	48.16	882,748	1.88%	18.94%	to	17.76%
2018	0.00%	to	1.00%	14,887	86.94	to	40.90	812,929	2.76%	-7.71%	to	-8.64%
2017	0.00%	to	1.00%	15,331	94.20	to	44.77	928,139	1.65%	3.11%	to	2.09%
Nationwide Variable Insurance Trust - NVIT DoubleLine Total Return Tactical Fund: Class II (DTRTFB)
2021	0.50%			4,710	11.01			51,839	2.34%	-0.94%
2020	0.50%			1,164	11.11			12,933	2.23%	3.22%
2019	0.50%			1,257	10.76			13,530	2.20%	6.05%
2018	0.50%			204	10.15			2,070	2.69%	1.49%		****
Nationwide Variable Insurance Trust - NVIT BlackRock Equity Dividend Fund: Class I (EIF)
2021	0.00%	to	0.80%	27,616	54.22	to	46.70	1,371,298	1.32%	20.29%	to	19.33%
2020	0.00%	to	0.80%	26,048	45.08	to	39.14	1,073,336	1.75%	3.63%	to	2.80%
2019	0.00%	to	0.80%	28,410	43.50	to	38.07	1,135,328	2.33%	27.31%	to	26.30%
2018	0.00%	to	0.80%	21,230	34.17	to	30.14	668,572	1.75%	-7.26%	to	-8.00%
2017	0.00%	to	0.80%	23,350	36.84	to	32.76	797,191	3.06%	18.00%	to	17.06%
Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I (GBF)
2021	0.00%	to	1.00%	113,439	29.28	to	17.74	4,294,993	1.64%	-2.08%	to	-3.06%
2020	0.00%	to	1.00%	124,840	29.90	to	18.30	4,754,605	2.05%	6.08%	to	5.03%
2019	0.00%	to	1.00%	133,508	28.19	to	17.42	4,786,268	2.28%	6.27%	to	5.21%
2018	0.00%	to	1.00%	146,016	26.52	to	16.56	4,897,706	2.17%	-0.05%	to	-1.05%
2017	0.00%	to	1.00%	152,318	26.54	to	16.73	5,131,497	2.09%	2.08%	to	1.07%
Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class I (GEM)
2021	0.00%	to	1.00%	39,779	34.97	to	27.86	1,263,138	0.92%	-7.28%	to	-8.20%
2020	0.00%	to	1.00%	41,039	37.72	to	30.34	1,408,030	1.93%	13.30%	to	12.17%
2019	0.00%	to	1.00%	49,822	33.29	to	27.05	1,512,962	2.47%	22.95%	to	21.72%
2018	0.00%	to	1.00%	50,732	27.08	to	22.22	1,258,035	0.61%	-17.42%	to	-18.24%
2017	0.00%	to	1.00%	68,842	32.79	to	27.18	2,073,082	1.36%	41.50%	to	40.10%
Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class I (GIG)
2021	0.00%	to	1.00%	163,271	25.56	to	20.78	3,780,791	2.53%	12.66%	to	11.54%
2020	0.00%	to	1.00%	170,262	22.69	to	18.63	3,511,530	1.19%	7.95%	to	6.87%
2019	0.00%	to	1.00%	188,940	21.02	to	17.43	3,624,651	2.59%	19.12%	to	17.94%
2018	0.00%	to	1.00%	203,895	17.65	to	14.78	3,299,264	2.01%	-14.53%	to	-15.39%
2017	0.00%	to	1.00%	215,863	20.65	to	17.47	4,102,288	1.71%	27.45%	to	26.19%
Nationwide Variable Insurance Trust - NVIT American Funds Asset Allocation Fund: Class II (GVAAA2)
2021	0.00%	to	0.80%	158,231	30.90	to	27.26	4,523,684	1.09%	14.71%	to	13.80%
2020	0.00%	to	0.80%	168,891	26.94	to	23.96	4,230,284	1.50%	12.00%	to	11.10%
2019	0.00%	to	0.80%	185,066	24.06	to	21.56	4,159,073	1.65%	20.78%	to	19.82%
2018	0.00%	to	0.80%	163,892	19.92	to	18.00	3,065,006	1.19%	-4.98%	to	-5.74%
2017	0.00%	to	0.80%	167,513	20.96	to	19.09	3,314,114	1.11%	15.79%	to	14.87%
Nationwide Variable Insurance Trust - NVIT American Funds Bond Fund: Class II (GVABD2)
2021	0.00%	to	0.80%	23,988	16.31	to	14.39	360,466	1.96%	-0.72%	to	-1.51%
2020	0.00%	to	0.80%	25,959	16.42	to	14.61	394,742	2.09%	9.21%	to	8.34%
2019	0.00%	to	0.80%	32,339	15.04	to	13.48	452,882	1.86%	8.98%	to	8.11%
2018	0.00%	to	0.80%	34,288	13.80	to	12.47	442,764	2.35%	-1.07%	to	-1.87%
2017	0.00%	to	0.80%	36,204	13.95	to	12.71	475,057	1.25%	3.21%	to	2.39%
Nationwide Variable Insurance Trust - NVIT American Funds Global Growth Fund: Class II (GVAGG2)
2021	0.00%	to	0.80%	70,157	44.74	to	39.47	2,911,588	0.00%	16.00%	to	15.08%
2020	0.00%	to	0.80%	74,600	38.57	to	34.30	2,677,922	0.64%	29.93%	to	28.89%
2019	0.00%	to	0.80%	77,750	29.68	to	26.61	2,156,670	0.66%	34.78%	to	33.70%
2018	0.00%	to	0.80%	80,664	22.02	to	19.90	1,667,398	0.23%	-9.42%	to	-10.15%
2017	0.00%	to	0.80%	83,933	24.32	to	22.15	1,926,332	0.75%	30.97%	to	29.93%
Nationwide Variable Insurance Trust - NVIT American Funds Growth-Income Fund: Class II (GVAGI2)
2021	0.00%	to	0.80%	30,103	35.07	to	31.19	983,351	1.04%	23.65%	to	22.66%
2020	0.00%	to	0.80%	32,579	28.37	to	25.43	864,323	1.64%	13.08%	to	12.18%
2019	0.00%	to	0.80%	33,175	25.09	to	22.67	781,595	1.32%	25.67%	to	24.67%
2018	0.00%	to	0.80%	35,466	19.96	to	18.18	667,703	1.01%	-2.18%	to	-2.97%

NATIONWIDE VLI SEPARATE ACCOUNT-2 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
2017	0.00%	to	0.80%	41,029	20.41	to	18.74	793,352	1.43%	21.93%	to	20.96%
Nationwide Variable Insurance Trust - NVIT American Funds Growth Fund: Class II (GVAGR2)
2021	0.00%	to	0.80%	79,020	58.80	to	51.87	4,318,400	0.00%	21.53%	to	20.57%
2020	0.00%	to	0.80%	81,590	48.38	to	43.02	3,680,981	0.70%	51.49%	to	50.29%
2019	0.00%	to	0.80%	90,459	31.93	to	28.63	2,705,011	0.35%	30.29%	to	29.25%
2018	0.00%	to	0.80%	92,483	24.51	to	22.15	2,131,372	0.31%	-0.66%	to	-1.45%
2017	0.00%	to	0.80%	105,299	24.67	to	22.48	2,453,066	0.32%	27.80%	to	26.78%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II (GVDMA)
2021	0.00%	to	1.00%	166,929	39.86	to	32.66	6,040,159	0.16%	13.63%	to	12.50%
2020	0.00%	to	1.00%	177,165	35.08	to	29.03	5,659,980	0.22%	12.33%	to	11.21%
2019	0.00%	to	1.00%	191,041	31.23	to	26.10	5,451,045	2.07%	21.83%	to	20.62%
2018	0.00%	to	1.00%	203,563	25.64	to	21.64	4,785,512	1.60%	-7.73%	to	-8.65%
2017	0.00%	to	1.00%	218,723	27.78	to	23.69	5,613,886	1.65%	16.68%	to	15.52%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II (GVDMC)
2021	0.00%	to	1.00%	21,606	27.73	to	22.72	523,841	0.20%	6.71%	to	5.65%
2020	0.00%	to	1.00%	26,517	25.99	to	21.51	613,214	0.13%	8.55%	to	7.47%
2019	0.00%	to	1.00%	32,117	23.94	to	20.01	683,603	1.76%	13.48%	to	12.35%
2018	0.00%	to	1.00%	50,180	21.10	to	17.81	936,979	1.83%	-3.73%	to	-4.69%
2017	0.00%	to	1.00%	55,080	21.91	to	18.69	1,079,258	1.83%	9.21%	to	8.13%
Nationwide Variable Insurance Trust - NVIT S&P 500 Index Fund: Class I (GVEX1)
2021	0.00%	to	1.00%	216,554	17.22	to	16.93	7,022,875	2.20%	28.37%	to	27.09%
2020	0.00%	to	1.00%	194,819	13.41	to	13.32	5,055,237	1.98%	34.11%	to	33.22%
2019	0.50%	to	0.80%	173,247	22.29	to	21.85	3,858,198	2.08%	30.50%	to	30.11%
2018	0.50%	to	0.80%	183,733	17.08	to	16.79	3,135,923	1.74%	-5.10%	to	-5.38%
2017	0.50%	to	0.80%	176,586	18.00	to	17.75	3,175,911	1.83%	20.92%	to	20.56%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II (GVIDA)
2021	0.50%	to	1.00%	62,680	39.16	to	35.44	2,431,960	0.13%	14.93%	to	14.35%
2020	0.50%	to	1.00%	66,189	34.07	to	30.99	2,233,098	0.23%	12.25%	to	11.69%
2019	0.50%	to	1.00%	67,619	30.35	to	27.75	2,031,642	1.70%	23.11%	to	22.50%
2018	0.00%	to	1.00%	156,581	26.83	to	22.65	4,035,598	1.50%	-8.85%	to	-9.77%
2017	0.00%	to	1.00%	168,506	29.44	to	25.10	4,766,931	1.55%	18.43%	to	17.25%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II (GVIDC)
2021	0.00%	to	1.00%	10,553	21.88	to	17.92	209,910	0.24%	2.75%	to	1.73%
2020	0.00%	to	1.00%	10,931	21.29	to	17.62	212,406	0.10%	6.71%	to	5.65%
2019	0.00%	to	1.00%	13,757	19.95	to	16.68	246,282	2.05%	9.53%	to	8.44%
2018	0.00%	to	1.00%	15,456	18.21	to	15.38	251,937	1.95%	-1.80%	to	-2.79%
2017	0.00%	to	1.00%	19,082	18.55	to	15.82	318,808	1.81%	5.68%	to	4.63%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II (GVIDM)
2021	0.00%	to	1.00%	90,680	33.49	to	27.44	2,815,479	0.19%	10.31%	to	9.22%
2020	0.00%	to	1.00%	104,838	30.36	to	25.12	2,948,078	0.14%	10.34%	to	9.25%
2019	0.00%	to	1.00%	122,723	27.51	to	23.00	3,142,367	2.15%	17.74%	to	16.57%
2018	0.00%	to	1.00%	138,713	23.36	to	19.73	3,012,037	1.81%	-5.68%	to	-6.62%
2017	0.00%	to	1.00%	148,608	24.77	to	21.13	3,435,765	1.70%	12.93%	to	11.81%
Nationwide Variable Insurance Trust - NVIT International Index Fund: Class II (GVIX2)
2021	0.00%	to	0.80%	60,384	14.34	to	13.49	833,610	2.71%	10.53%	to	9.65%
2020	0.00%	to	0.80%	61,991	12.98	to	12.30	778,140	2.41%	7.34%	to	6.48%
2019	0.00%	to	0.80%	17,891	12.09	to	11.55	210,263	3.05%	21.42%	to	20.45%
2018	0.00%	to	0.80%	20,801	9.96	to	9.59	202,354	2.31%	-13.90%	to	-14.59%
2017	0.00%	to	0.80%	43,094	11.57	to	11.23	492,701	2.84%	24.56%	to	23.57%
Nationwide Variable Insurance Trust - NVIT Federated High Income Bond Fund: Class I (HIBF)
2021	0.00%	to	0.80%	28,295	32.65	to	28.12	853,634	3.93%	4.96%	to	4.13%
2020	0.00%	to	0.80%	39,381	31.10	to	27.01	1,132,876	5.54%	6.02%	to	5.17%
2019	0.00%	to	0.80%	32,250	29.34	to	25.68	883,435	5.73%	14.74%	to	13.83%
2018	0.00%	to	0.80%	32,512	25.57	to	22.56	779,352	5.30%	-3.00%	to	-3.78%
2017	0.00%	to	0.80%	42,491	26.36	to	23.44	1,055,829	5.44%	6.76%	to	5.91%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Managed Growth Fund: Class I (IDPG)
2021	0.50%			23	15.40			354	0.40%	11.78%
2020	0.50%			33	13.77			455	0.11%	6.06%

NATIONWIDE VLI SEPARATE ACCOUNT-2 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
2019	0.50%			45	12.99			584	2.22%	14.94%
2018	0.50%			56	11.30			633	1.90%	-6.29%
Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I (MCIF)
2021	0.00%	to	1.00%	109,885	70.48	to	51.72	6,869,989	1.17%	24.26%	to	23.02%
2020	0.00%	to	1.00%	125,839	56.72	to	42.04	6,328,270	1.21%	13.11%	to	11.99%
2019	0.00%	to	1.00%	133,763	50.14	to	37.54	5,966,226	1.30%	25.65%	to	24.40%
2018	0.00%	to	1.00%	140,419	39.91	to	30.18	5,008,687	1.30%	-11.38%	to	-12.27%
2017	0.00%	to	1.00%	164,251	45.03	to	34.40	6,682,167	1.07%	15.78%	to	14.63%
Nationwide Variable Insurance Trust - NVIT Amundi Multi Sector Bond Fund: Class I (MSBF)
2021	0.00%	to	1.00%	38,558	28.45	to	22.45	969,018	5.24%	5.24%	to	4.19%
2020	0.00%	to	1.00%	41,052	27.03	to	21.55	987,477	2.88%	4.06%	to	3.02%
2019	0.00%	to	1.00%	69,671	25.98	to	20.91	1,614,886	5.38%	9.17%	to	8.08%
2018	0.00%	to	1.00%	55,085	23.80	to	19.35	1,169,513	2.79%	-2.34%	to	-3.32%
2017	0.00%	to	1.00%	55,882	24.37	to	20.01	1,223,470	4.69%	6.33%	to	5.28%
Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Managed Growth Fund: Class I (NCPG)
2021	0.50%	to	0.80%	613	15.58	to	15.23	9,550	0.00%	15.14%	to	14.80	%****
Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Managed Growth & Income Fund: Class I (NCPGI)
2021	0.80%			6	13.76			83	0.34%	9.36%
2020	0.80%			5	12.58			63	0.69%	4.48%
2019	0.80%			3	12.04			36	3.93%	13.14%
2018	0.80%			1	10.64			11	2.01%	-7.56%
Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class I (NVAMV1)
2021	0.00%	to	1.00%	144,197	48.33	to	42.58	6,553,889	1.23%	34.53%	to	33.19%
2020	0.00%	to	1.00%	163,921	35.92	to	31.97	5,558,196	1.63%	1.49%	to	0.48%
2019	0.00%	to	1.00%	190,889	35.39	to	31.81	6,407,858	2.62%	26.95%	to	25.69%
2018	0.00%	to	1.00%	225,213	27.88	to	25.31	5,979,908	1.40%	-9.35%	to	-10.26%
2017	0.00%	to	1.00%	242,343	30.75	to	28.20	7,133,678	1.65%	8.67%	to	7.60%
Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class X (NVAMVX)
2021	0.00%	to	1.00%	168,203	15.97	to	15.76	2,669,024	1.41%	34.71%	to	33.37%
2020	0.00%	to	1.00%	158,052	11.86	to	11.82	1,870,985	1.43%	18.55%	to	18.19	%****
Nationwide Variable Insurance Trust - NVIT Bond Index Fund: Class I (NVBX)
2021	0.50%	to	0.80%	19,400	11.84	to	11.57	229,625	2.04%	-2.57%	to	-2.86%
2020	0.50%	to	0.80%	21,326	12.15	to	11.91	258,968	1.92%	6.66%	to	6.34%
2019	0.50%	to	0.80%	39,597	11.39	to	11.20	451,144	2.80%	7.86%	to	7.53%
2018	0.50%	to	0.80%	29,469	10.56	to	10.42	311,265	2.64%	-0.86%	to	-1.16%
2017	0.50%	to	0.80%	32,038	10.66	to	10.54	341,371	2.31%	2.61%	to	2.30%
Nationwide Variable Insurance Trust - NVIT Core Bond Fund: Class I (NVCBD1)
2021	0.00%	to	1.00%	35,198	17.20	to	15.00	558,390	1.76%	-1.03%	to	-2.01%
2020	0.00%	to	1.00%	44,198	17.38	to	15.31	701,316	2.57%	7.01%	to	5.95%
2019	0.00%	to	1.00%	42,509	16.24	to	14.45	642,020	2.80%	8.94%	to	7.86%
2018	0.00%	to	1.00%	46,412	14.91	to	13.40	650,106	3.18%	-0.42%	to	-1.42%
2017	0.00%	to	1.00%	40,570	14.97	to	13.59	571,546	3.08%	4.40%	to	3.36%
Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Capital Appreciation Fund: Class I (NVCCA1)
2021	0.00%	to	0.80%	33,834	24.94	to	22.36	786,428	0.27%	15.75%	to	14.83%
2020	0.00%	to	0.80%	35,502	21.55	to	19.47	716,085	0.98%	11.67%	to	10.78%
2019	0.00%	to	0.80%	37,666	19.30	to	17.58	683,006	2.98%	20.22%	to	19.26%
2018	0.00%	to	0.80%	38,911	16.05	to	14.74	590,018	2.17%	-8.04%	to	-8.78%
2017	0.00%	to	0.80%	38,759	17.46	to	16.16	642,465	1.70%	16.01%	to	15.09%
Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Conservative Fund: Class I (NVCCN1)
2021	0.00%	to	0.80%	2,619	17.66	to	15.83	42,920	0.08%	4.49%	to	3.65%
2020	0.00%	to	0.80%	5,528	16.90	to	15.27	89,855	0.25%	7.69%	to	6.83%
2019	0.00%	to	0.80%	4,534	15.69	to	14.29	68,999	2.31%	10.77%	to	9.89%
2018	0.00%	to	0.80%	5,932	14.17	to	13.01	81,243	3.73%	-2.51%	to	-3.29%
2017	0.00%	to	0.80%	3,451	14.53	to	13.45	47,573	1.80%	6.35%	to	5.51%
Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderately Aggressive Fund: Class I (NVCMA1)
2021	0.50%	to	0.80%	29,332	24.34	to	23.36	710,168	0.25%	17.53%	to	17.18%
2020	0.50%	to	0.80%	30,052	20.71	to	19.93	617,916	1.03%	11.80%	to	11.46%
2019	0.50%	to	0.80%	41,879	18.52	to	17.88	771,966	2.97%	21.71%	to	21.35%

NATIONWIDE VLI SEPARATE ACCOUNT-2 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
2018	0.50%	to	0.80%	43,138	15.22	to	14.74	653,476	2.10%	-9.84%	to		-10.11%
2017	0.50%	to	0.80%	45,884	16.88	to	16.40	770,712	1.49%	17.57%	to		17.22%
Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderately Conservative Fund: Class I (NVCMC1)
2021	0.00%	to	0.80%	7,438	20.61	to	18.47	143,083	0.25%	9.23%	to		8.36%
2020	0.00%	to	0.80%	7,909	18.86	to	17.05	139,289	0.56%	9.15%	to		8.28%
2019	0.00%	to	0.80%	8,453	17.28	to	15.74	137,159	2.91%	14.28%	to		13.37%
2018	0.00%	to	0.80%	16,805	15.12	to	13.89	240,373	2.21%	-4.68%	to		-5.44%
2017	0.00%	to	0.80%	9,549	15.87	to	14.69	145,951	2.03%	10.08%	to		9.20%
Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderate Fund: Class I (NVCMD1)
2021	0.00%	to	0.80%	53,754	23.50	to	21.07	1,183,468	0.27%	13.64%	to		12.73%
2020	0.00%	to	0.80%	55,576	20.68	to	18.69	1,082,623	0.84%	10.77%	to		9.89%
2019	0.00%	to	0.80%	59,628	18.67	to	17.00	1,053,180	2.76%	18.32%	to		17.38%
2018	0.00%	to	0.80%	67,746	15.78	to	14.49	1,015,136	2.15%	-7.07%	to		-7.81%
2017	0.00%	to	0.80%	67,973	16.98	to	15.71	1,100,188	1.86%	14.05%	to		13.15%
Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Aggressive Fund: Class I (NVCRA1)
2021	0.50%	to	0.80%	12,806	25.28	to	24.27	321,731	0.19%	19.59%	to		19.23%
2020	0.50%	to	0.80%	13,489	21.14	to	20.35	281,962	1.06%	12.18%	to		11.84%
2019	0.50%	to	0.80%	16,636	18.85	to	18.20	310,810	2.85%	23.53%	to		23.16%
2018	0.50%	to	0.80%	18,277	15.26	to	14.78	276,827	1.97%	-11.17%	to		-11.44%
2017	0.50%	to	0.80%	16,962	17.18	to	16.68	289,247	1.33%	19.40%	to		19.04%
Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Balanced Fund: Class I (NVCRB1)
2021	0.00%	to	0.80%	24,646	21.88	to	19.62	503,196	0.26%	11.12%	to		10.24%
2020	0.00%	to	0.80%	25,113	19.69	to	17.80	463,425	0.69%	9.71%	to		8.84%
2019	0.00%	to	0.80%	26,045	17.95	to	16.35	440,321	2.76%	16.29%	to		15.37%
2018	0.00%	to	0.80%	26,870	15.44	to	14.17	392,621	2.30%	-6.04%	to		-6.80%
2017	0.00%	to	0.80%	27,823	16.43	to	15.21	434,939	1.69%	12.01%	to		11.12%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Balanced Fund: Class II (NVDBL2)
2021	0.00%	to	0.80%	17,731	25.65	to	23.18	447,186	0.21%	8.24%	to		7.38%
2020	0.00%	to	0.80%	22,166	23.69	to	21.58	513,028	0.13%	9.41%	to		8.53%
2019	0.00%	to	0.80%	22,928	21.66	to	19.89	485,633	2.18%	15.34%	to		14.42%
2018	0.00%	to	0.80%	34,602	18.78	to	17.38	630,933	1.96%	-4.85%	to		-5.61%
2017	0.00%	to	0.80%	26,678	19.73	to	18.41	515,537	1.86%	11.13%	to		10.25%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Capital Appreciation Fund: Class II (NVDCA2)
2021	0.50%	to	0.80%	3,891	31.00	to	29.85	119,097	0.15%	11.60%	to		11.27%
2020	0.50%	to	0.80%	5,098	27.78	to	26.82	140,259	0.18%	11.06%	to		10.73%
2019	0.50%	to	0.80%	5,290	25.01	to	24.22	131,256	2.02%	19.34%	to		18.98%
2018	0.50%	to	0.80%	5,950	20.96	to	20.36	123,910	1.68%	-6.94%	to		-7.22%
2017	0.50%	to	0.80%	5,406	22.52	to	21.94	120,959	1.77%	14.24%	to		13.90%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Capital Appreciation Fund: Class P (NVDCAP)
2021	0.50%	to	0.80%	17,825	12.09	to	12.05	215,513	0.36%	11.81%	to		11.48%
2020	0.50%	to	0.80%	16,724	10.81			180,831	0.00%	8.13%	to	8.07	%****
Nationwide Variable Insurance Trust - NVIT iShares Fixed Income ETF Fund: Class II (NVFIII)
2021	0.50%			609	10.94			6,664	0.36%	-2.51%
2020	0.50%			5,262	11.22			59,062	1.61%	6.59%
2019	0.50%			2,800	10.53			29,485	1.09%	5.30%			****
Nationwide Variable Insurance Trust - NVIT iShares Global Equity ETF Fund: Class II (NVGEII)
2021	0.50%			509	15.13			7,701	1.45%	21.26%
2020	0.50%			93	12.48			1,160	1.39%	15.18%
2019	0.50%			95	10.83			1,029	0.47%	8.33%			****
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class P (NVIDMP)
2021	0.50%	to	0.80%	43,886	11.77	to	11.73	516,451	0.44%	9.89%	to		9.56%
2020	0.50%	to	0.80%	31,414	10.71			336,576	0.00%	7.14%	to	7.08	%****
Nationwide Variable Insurance Trust - NVIT International Index Fund: Class I (NVIX)
2021	0.50%	to	0.80%	41,481	13.82	to	13.51	573,362	3.10%	10.29%	to		9.96%
2020	0.50%	to	0.80%	37,902	12.53	to	12.29	475,070	2.57%	7.00%	to		6.68%
2019	0.50%	to	0.80%	34,491	11.71	to	11.52	404,045	3.35%	21.16%	to		20.80%
2018	0.50%	to	0.80%	30,337	9.67	to	9.53	293,256	3.35%	-14.24%	to		-14.50%
2017	0.50%	to	0.80%	15,087	11.27	to	11.15	170,046	2.97%	24.26%	to		23.89%

NATIONWIDE VLI SEPARATE ACCOUNT-2 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Nationwide Variable Insurance Trust - NVIT BNY Mellon Core Plus Bond Fund: Class I (NVLCP1)
2021	0.00%	to	0.80%	53,350	18.76	to	16.82	934,260	5.70%	-0.72%	to	-1.52%
2020	0.00%	to	0.80%	7,814	18.90	to	17.08	138,495	2.79%	9.31%	to	8.44%
2019	0.00%	to	0.80%	7,033	17.29	to	15.75	114,831	2.29%	9.89%	to	9.01%
2018	0.50%	to	0.80%	8,545	14.92	to	14.45	127,123	2.61%	-1.70%	to	-2.00%
2017	0.50%	to	0.80%	9,013	15.17	to	14.74	136,454	2.81%	3.43%	to	3.12%
Nationwide Variable Insurance Trust - NVIT AllianzGI International Growth Fund: Class I (NVMIG1)
2021	0.00%	to	1.00%	251,824	19.94	to	18.47	4,820,204	0.37%	-1.08%	to	-2.07%
2020	0.00%	to	1.00%	275,974	20.16	to	18.86	5,365,925	1.00%	51.04%	to	49.54%
2019	0.00%	to	1.00%	293,331	13.35	to	12.61	3,797,666	1.25%	33.15%	to	31.82%
2018	0.00%	to	1.00%	316,864	10.02	to	9.57	3,096,619	1.05%	-16.46%	to	-17.29%
2017	0.00%	to	1.00%	361,678	12.00	to	11.57	4,254,334	1.24%	25.77%	to	24.52%
Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class X (NVMIVX)
2021	0.00%	to	0.80%	31,178	13.03	to	12.90	403,674	3.40%	10.58%	to	9.70%
2020	0.00%	to	0.80%	29,447	11.78	to	11.76	346,567	0.00%	17.82%	to	17.62	%****
Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Growth Fund: Class I (NVMLG1)
2021	0.00%	to	1.00%	83,106	51.02	to	44.51	3,998,123	0.00%	40.45%	to	39.05%
2020	0.00%	to	1.00%	88,991	36.33	to	32.01	3,057,714	0.00%	30.09%	to	28.80%
2019	0.00%	to	1.00%	94,024	27.93	to	24.85	2,491,453	4.03%	30.53%	to	29.23%
2018	0.00%	to	1.00%	103,876	21.39	to	19.23	2,114,267	0.31%	-3.08%	to	-4.05%
2017	0.00%	to	1.00%	109,863	22.07	to	20.04	2,320,296	0.39%	30.20%	to	28.91%
Nationwide Variable Insurance Trust - NVIT Allspring Discovery Fund: Class I (NVMMG1)
2021	0.00%	to	1.00%	1,080,260	42.85	to	37.38	43,213,992	0.12%	-4.70%	to	-5.65%
2020	0.00%	to	1.00%	1,127,495	44.97	to	39.62	47,505,905	0.00%	60.90%	to	59.30%
2019	0.00%	to	1.00%	1,220,702	27.95	to	24.87	32,100,798	0.00%	37.25%	to	35.89%
2018	0.00%	to	1.00%	1,357,608	20.36	to	18.30	26,132,731	0.00%	-6.85%	to	-7.78%
2017	0.00%	to	1.00%	1,519,236	21.86	to	19.85	31,552,027	0.00%	27.74%	to	26.47%
Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Value Fund: Class II (NVMMV2)
2021	0.00%	to	1.00%	746,061	32.62	to	28.46	22,712,209	0.74%	24.02%	to	22.78%
2020	0.00%	to	1.00%	795,881	26.31	to	23.18	19,605,450	2.08%	-1.14%	to	-2.13%
2019	0.00%	to	1.00%	841,557	26.61	to	23.68	21,064,617	2.23%	23.85%	to	22.61%
2018	0.00%	to	1.00%	918,465	21.49	to	19.31	18,650,525	1.05%	-13.15%	to	-14.02%
2017	0.00%	to	1.00%	1,021,315	24.74	to	22.46	23,998,311	1.10%	13.84%	to	12.71%
Nationwide Variable Insurance Trust - NVIT Neuberger Berman Multi Cap Opportunities Fund: Class I (NVNMO1)
2021	0.00%	to	1.00%	528,004	35.71	to	31.15	17,639,821	0.30%	26.57%	to	25.31%
2020	0.00%	to	1.00%	574,688	28.22	to	24.86	15,229,689	0.42%	13.55%	to	12.42%
2019	0.00%	to	1.00%	647,135	24.85	to	22.11	15,170,490	0.65%	28.07%	to	26.80%
2018	0.00%	to	1.00%	699,926	19.40	to	17.44	12,867,857	0.54%	-4.76%	to	-5.72%
2017	0.00%	to	1.00%	756,649	20.37	to	18.50	14,680,128	0.52%	24.85%	to	23.62%
Nationwide Variable Insurance Trust - NVIT BNY Mellon Sustainable U.S. Equity Fund: Class I (NVNSR1)
2021	0.50%	to	0.80%	5,950	34.53	to	33.14	205,405	0.37%	26.18%	to	25.80%
2020	0.50%	to	0.80%	5,515	27.36	to	26.34	150,861	0.81%	12.80%	to	12.46%
2019	0.50%	to	0.80%	5,712	24.26	to	23.43	138,550	0.82%	25.38%	to	25.00%
2018	0.50%	to	0.80%	6,057	19.35	to	18.74	117,175	0.65%	-6.26%	to	-6.55%
2017	0.50%	to	0.80%	6,327	20.64	to	20.05	130,409	0.66%	18.03%	to	17.68%
Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Core Fund: Class I (NVOLG1)
2021	0.00%	to	1.00%	1,664,986	71.53	to	63.03	112,064,798	0.54%	30.24%	to	28.95%
2020	0.00%	to	1.00%	1,591,211	54.92	to	48.88	82,506,351	1.34%	18.90%	to	17.71%
2019	0.00%	to	1.00%	1,750,394	46.19	to	41.52	76,659,334	1.70%	37.62%	to	36.25%
2018	0.00%	to	1.00%	1,933,534	33.57	to	30.48	61,814,614	0.77%	-1.27%	to	-2.26%
2017	0.00%	to	1.00%	2,100,265	34.00	to	31.18	68,357,815	0.48%	27.31%	to	26.05%
Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class I (NVRE1)
2021	0.00%	to	1.00%	302,132	29.71	to	25.92	8,395,990	1.08%	46.75%	to	45.29%
2020	0.00%	to	1.00%	319,829	20.25	to	17.84	6,079,783	1.48%	-5.39%	to	-6.33%
2019	0.00%	to	1.00%	365,839	21.40	to	19.04	7,402,153	1.69%	30.70%	to	29.40%
2018	0.00%	to	1.00%	410,004	16.37	to	14.72	6,371,855	1.84%	-3.92%	to	-4.88%
2017	0.00%	to	1.00%	457,730	17.04	to	15.47	7,443,201	2.12%	6.50%	to	5.44%

NATIONWIDE VLI SEPARATE ACCOUNT-2 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Nationwide Variable Insurance Trust - NVIT Small Cap Index Fund: Class II (NVSIX2)
2021	0.50%	to	0.80%	24,362	25.16	to	24.51	612,592	0.84%	13.63%	to	13.29%
2020	0.50%	to	0.80%	18,982	22.14	to	21.64	419,841	1.01%	18.72%	to	18.37%
2019	0.50%	to	0.80%	15,280	18.65	to	18.28	284,619	0.88%	24.34%	to	23.96%
2018	0.50%	to	0.80%	15,324	15.00	to	14.75	229,533	1.20%	-11.79%	to	-12.05%
2017	0.50%	to	0.80%	12,110	17.00	to	16.77	205,545	0.86%	13.61%	to	13.27%
Nationwide Variable Insurance Trust - NVIT Short Term Bond Fund: Class II (NVSTB2)
2021	0.00%	to	0.80%	16,888	12.81	to	11.48	201,666	0.88%	-0.59%	to	-1.38%
2020	0.00%	to	0.80%	19,701	12.88	to	11.64	237,922	2.33%	2.83%	to	2.29%
2019	0.00%	to	0.80%	7,706	12.53	to	11.41	90,634	1.95%	4.09%	to	3.26%
2018	0.00%	to	0.80%	10,453	12.04	to	11.05	118,793	2.01%	0.82%	to	0.01%
2017	0.00%	to	0.80%	12,529	11.94	to	11.05	142,083	0.97%	1.58%	to	0.77%
Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class I (NVTIV3)
2021	0.50%	to	0.80%	2,146	19.73	to	19.00	42,041	1.97%	9.85%	to	9.52%
2020	0.50%	to	0.80%	3,111	17.96	to	17.35	55,095	1.41%	4.65%	to	4.34%
2019	0.00%	to	0.80%	3,284	18.11	to	16.63	55,682	0.76%	12.49%	to	11.59%
2018	0.00%	to	0.80%	19,639	16.10	to	14.90	300,675	2.00%	-15.69%	to	-16.36%
2017	0.00%	to	0.80%	9,211	19.09	to	17.81	167,725	1.94%	22.72%	to	21.74%
Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class I (SAM)
2021	0.00%	to	1.00%	633,266	16.16	to	10.41	11,158,000	0.00%	0.00%	to	-1.00%
2020	0.00%	to	1.30%	983,748	16.16	to	14.25	15,844,953	0.22%	0.24%	to	-1.06%
2019	0.00%	to	1.30%	896,687	16.12	to	14.40	15,473,870	1.73%	1.78%	to	0.46%
2018	0.00%	to	1.00%	948,129	15.84	to	14.34	15,747,369	1.37%	1.39%	to	0.07%
2017	0.00%	to	1.00%	864,884	15.62	to	10.47	14,221,396	0.42%	0.42%	to	-0.88%
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class I (SCF)
2021	0.00%	to	1.00%	156,064	127.16	to	51.62	21,875,493	0.00%	30.84%	to	29.54%
2020	0.00%	to	1.30%	170,516	97.19	to	93.51	18,301,955	0.02%	22.69%	to	21.10%
2019	0.00%	to	1.30%	184,497	79.22	to	77.21	16,108,059	0.07%	25.65%	to	24.03%
2018	0.00%	to	1.30%	199,293	63.05	to	26.36	13,906,347	0.01%	-12.63%	to	-13.77%
2017	0.00%	to	1.00%	214,361	72.17	to	30.49	17,201,685	0.00%	13.49%	to	12.36%
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Growth Fund: Class I (SCGF)
2021	0.00%	to	1.00%	86,854	34.14	to	27.52	2,701,314	0.00%	10.31%	to	9.21%
2020	0.00%	to	1.00%	95,021	30.95	to	25.20	2,695,044	0.00%	40.89%	to	39.49%
2019	0.00%	to	1.00%	101,073	21.97	to	18.07	2,043,044	0.00%	35.71%	to	34.36%
2018	0.00%	to	1.00%	112,229	16.19	to	13.45	1,675,091	0.00%	-7.94%	to	-8.86%
2017	0.00%	to	1.00%	120,593	17.58	to	14.75	1,954,581	0.00%	24.92%	to	23.69%
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class I (SCVF)
2021	0.00%	to	1.00%	64,741	78.07	to	50.03	4,442,388	0.00%	32.04%	to	30.73%
2020	0.00%	to	1.00%	63,527	59.13	to	38.27	3,323,166	0.08%	5.15%	to	4.11%
2019	0.00%	to	1.00%	66,670	56.23	to	36.76	3,329,173	1.00%	19.00%	to	17.82%
2018	0.00%	to	1.00%	86,370	47.25	to	31.20	3,637,893	0.69%	-16.95%	to	-17.78%
2017	0.00%	to	1.00%	99,474	56.90	to	37.95	5,113,152	0.50%	9.06%	to	7.98%
Nationwide Variable Insurance Trust - NVIT AQR Large Cap Defensive Style Fund: Class I (TRF)
2021	0.00%	to	1.00%	456,227	82.03	to	34.11	66,619,119	0.76%	21.88%	to	20.67%
2020	0.00%	to	1.00%	520,817	67.30	to	28.27	60,378,563	1.15%	10.35%	to	9.26%
2019	0.00%	to	1.00%	570,603	60.99	to	25.88	59,250,787	1.16%	29.31%	to	28.02%
2018	0.00%	to	1.00%	619,619	47.16	to	20.21	49,790,088	1.08%	0.00%	to	-1.00%
2017	0.00%	to	1.00%	671,385	47.17	to	20.42	53,824,370	1.01%	20.52%	to	19.33%
Neuberger Berman Advisers Management Trust - Mid-Cap Growth Portfolio: I Class Shares (AMCG)
2021	0.00%	to	1.00%	114,680	24.68	to	23.21	2,768,638	0.00%	12.99%	to	11.87%
2020	0.00%	to	1.00%	116,522	21.84	to	20.75	2,498,887	0.00%	39.98%	to	38.59%
2019	0.00%	to	1.00%	120,729	15.61	to	14.97	1,856,891	0.00%	32.75%	to	31.43%
2018	0.00%	to	1.00%	123,627	11.76	to	11.39	1,437,261	0.00%	-6.40%	to	-7.34%
2017	0.00%	to	1.00%	136,015	12.56	to	12.29	1,694,713	0.00%	25.29%	to	24.05%
Neuberger Berman Advisers Management Trust - International Equity Portfolio: S Class Shares (AMINS)
2021	0.00%			1,148	26.64			30,584	0.33%	13.35%
2020	0.00%			1,162	23.50			27,311	0.52%	12.57%
2019	0.00%			1,172	20.88			24,469	0.16%	27.69%
2018	0.00%			1,190	16.35			19,458	0.16%	-16.95%

NATIONWIDE VLI SEPARATE ACCOUNT-2 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
2017	0.00%			1,208	19.69			23,784	0.67%	26.76%
Neuberger Berman Advisers Management Trust - Mid-Cap Growth Portfolio: S Class Shares (AMMCGS)
2021	0.00%	to	0.80%	2,864	88.32	to	76.07	232,182	0.00%	12.72%	to	11.83%
2020	0.00%	to	0.80%	2,929	78.35	to	68.03	210,884	0.00%	39.71%	to	38.60%
2019	0.50%	to	0.80%	2,134	51.60	to	49.08	109,624	0.00%	31.82%	to	31.43%
2018	0.50%	to	0.80%	2,399	39.14	to	37.35	93,237	0.00%	-7.03%	to	-7.31%
2017	0.50%	to	0.80%	2,541	42.10	to	40.29	105,622	0.00%	23.94%	to	23.57%
Neuberger Berman Advisers Management Trust - Mid Cap Intrinsic Value Portfolio: S Class Shares (AMRS)
2021	0.00%			132	34.69			4,579	0.20%	32.52%
2020	0.00%			279	26.18			7,303	0.60%	-2.83%
2019	0.00%			461	26.94			12,419	0.21%	16.43%
2018	0.00%			620	23.14			14,345	0.22%	-15.48%
2017	0.00%			756	27.37			20,695	0.47%	16.35%
Neuberger Berman Advisers Management Trust - Sustainable Equity Portfolio: Class I Shares (AMSRS)
2021	0.00%	to	1.00%	135,780	66.43	to	15.74	5,707,429	0.38%	23.48%	to	22.25%
2020	0.00%	to	1.00%	138,566	53.80	to	12.88	4,736,936	0.62%	19.56%	to	18.37%
2019	0.00%	to	1.00%	145,098	45.00	to	10.88	4,017,368	0.57%	25.88%	to	8.79%
2018	0.00%	to	0.80%	19,949	35.75	to	31.54	659,471	0.48%	-5.73%	to	-6.48%
2017	0.00%	to	0.80%	21,146	37.92	to	33.72	744,844	0.51%	18.43%	to	17.49%
Neuberger Berman Advisers Management Trust - Short Duration Bond Portfolio: I Class Shares (AMTB)
2021	0.00%	to	1.00%	62,402	20.30	to	13.29	1,453,796	2.53%	0.74%	to	-0.26%
2020	0.00%	to	1.00%	72,881	20.15	to	13.32	1,636,326	2.47%	3.46%	to	2.43%
2019	0.00%	to	1.00%	69,980	19.48	to	13.01	1,489,876	1.97%	3.69%	to	2.66%
2018	0.00%	to	1.00%	73,670	18.79	to	12.67	1,524,946	1.56%	1.02%	to	0.01%
2017	0.00%	to	1.00%	86,654	18.60	to	12.67	1,774,339	1.44%	0.89%	to	-0.11%
Northern Lights Variable Trust - TOPS Managed Risk Balanced ETF Portfolio: Class 3 (NOTB3)
2021	0.50%			793	14.04			11,135	0.99%	7.97%
2020	0.50%			828	13.01			10,768	2.14%	5.14%
2019	0.50%			866	12.37			10,712	2.14%	13.91%
2018	0.50%			902	10.86			9,806	1.60%	-6.62%
2017	0.50%			938	11.63			10,908	0.83%	10.03%
Northern Lights Variable Trust - TOPS Managed Risk Growth ETF Portfolio: Class 3 (NOTG3)
2021	0.50%	to	0.80%	284	14.99	to	14.61	4,254	1.03%	11.87%	to	11.53%
2020	0.50%	to	0.80%	178	13.40	to	13.10	2,369	2.02%	4.65%	to	4.34%
2019	0.50%	to	0.80%	186	12.81	to	12.55	2,379	1.84%	16.35%	to	16.00%
2018	0.50%	to	0.80%	197	11.01	to	10.82	2,176	1.42%	-9.29%	to	-9.57%
2017	0.50%			188	12.13			2,281	1.53%	16.87%
Northern Lights Variable Trust - TOPS Managed Risk Moderate Growth ETF Portfolio: Class 3 (NOTMG3)
2021	0.80%			6	14.60			88	1.07%	10.10%
2020	0.80%			5	13.26			66	2.33%	5.06%
2019	0.80%			3	12.63			38	2.36%	15.24%
2018	0.80%			1	10.96			11	0.00%	-8.12%
PIMCO Variable Insurance Trust - All Asset Portfolio: Administrative Class (PMVAAA)
2021	0.50%	to	0.80%	17,872	15.96	to	15.50	285,228	11.00%	15.65%	to	15.31%
2020	0.50%	to	0.80%	17,554	13.80	to	13.45	242,205	5.05%	7.47%	to	7.15%
2019	0.50%	to	0.80%	16,466	12.84	to	12.55	211,378	2.93%	11.34%	to	11.00%
2018	0.50%	to	0.80%	17,324	11.53	to	11.30	199,752	2.88%	-5.88%	to	-6.17%
2017	0.50%	to	0.80%	41,753	12.25	to	12.05	511,377	4.70%	12.98%	to	12.64%
PIMCO Variable Insurance Trust - International Bond Portfolio (unhedged): Administrative Class (PMVFBA)
2021	0.50%	to	0.80%	9,201	13.53	to	13.02	124,463	5.66%	-7.98%	to	-8.26%
2020	0.50%	to	0.80%	10,566	14.70	to	14.19	155,281	4.77%	10.22%	to	9.89%
2019	0.50%	to	0.80%	11,894	13.34	to	12.92	158,599	2.12%	6.49%	to	6.17%
2018	0.50%	to	0.80%	15,258	12.53	to	12.17	191,070	5.14%	-4.46%	to	-4.75%
2017	0.50%	to	0.80%	17,035	13.11	to	12.77	223,243	1.58%	10.29%	to	9.96%
PIMCO Variable Insurance Trust - Low Duration Portfolio: Administrative Class (PMVLDA)
2021	0.00%	to	0.80%	94,932	13.77	to	12.43	1,247,283	0.52%	-0.93%	to	-1.72%
2020	0.00%	to	0.80%	111,242	13.89	to	12.65	1,480,269	1.20%	2.99%	to	2.17%
2019	0.00%	to	0.80%	111,462	13.49	to	12.38	1,445,415	2.72%	4.03%	to	3.20%

NATIONWIDE VLI SEPARATE ACCOUNT-2 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
2018	0.00%	to	0.80%	88,451	12.97	to	12.00	1,110,380	1.91%	0.34%	to	-0.47%
2017	0.00%	to	0.80%	98,910	12.93	to	12.06	1,237,958	1.34%	1.35%	to	0.54%
PIMCO Variable Insurance Trust - CommodityRealReturn(R) Strategy Portfolio: Administrative Class (PMVRSA)
2021	0.50%	to	0.80%	8,113	8.08	to	7.90	65,529	3.97%	32.68%	to	32.28%
2020	0.50%	to	0.80%	4,245	6.09	to	5.97	25,841	6.11%	0.85%	to	0.54%
2019	0.50%	to	0.80%	411	6.04	to	5.94	2,479	3.81%	10.88%	to	10.54%
2018	0.50%	to	0.80%	3,421	5.45	to	5.37	18,630	2.26%	-14.56%	to	-14.82%
2017	0.50%	to	0.80%	2,541	6.38	to	6.31	16,199	11.17%	1.64%	to	1.34%
PIMCO Variable Insurance Trust - Total Return Portfolio: Administrative Class (PMVTRA)
2020	0.50%	to	0.80%	45,592	13.67	to	13.28	622,924	2.08%	8.10%	to	7.77%
2019	0.50%	to	0.80%	34,429	12.65	to	12.32	435,091	3.03%	7.81%	to	7.49%
2018	0.50%	to	0.80%	56,482	11.73	to	11.46	662,153	2.52%	-1.04%	to	-1.34%
2017	0.50%	to	0.80%	60,793	11.85	to	11.62	720,182	2.03%	4.40%	to	4.08%
Putnam Variable Trust - Putnam VT Large Cap Value Fund: Class IB (PVEIB)
2021	0.50%	to	0.80%	38,227	17.84	to	17.59	681,581	1.05%	26.67%	to	26.29%
2020	0.50%	to	0.80%	30,397	14.09	to	13.93	427,936	1.68%	5.28%	to	4.96%
2019	0.50%	to	0.80%	31,185	13.38	to	13.27	417,112	1.91%	29.75%	to	29.37%
2018	0.50%	to	0.80%	29,273	10.31	to	10.26	301,735	0.51%	-8.95%	to	-9.22%
2017	0.50%	to	0.80%	15,278	11.32	to	11.30	172,984	0.00%	13.25%	to	13.02	%****
Putnam Variable Trust - Putnam VT Growth Opportunities Fund: Class IB (PVGOB)
2021	0.50%	to	0.80%	62,945	30.83	to	30.36	1,939,854	0.00%	22.04%	to	21.68%
2020	0.50%	to	0.80%	76,808	25.26	to	24.95	1,939,462	0.04%	38.02%	to	37.60%
2019	0.00%	to	0.80%	80,650	18.59	to	18.13	1,478,400	0.13%	36.74%	to	35.65%
2018	0.50%	to	0.80%	68,268	13.45	to	13.37	918,121	0.00%	1.87%	to	1.56%
2017	0.50%	to	0.80%	43,778	13.21	to	13.16	578,017	0.09%	30.25%	to	29.86%
Putnam Variable Trust - Putnam VT International Equity Fund: Class IB (PVTIGB)
2021	0.00%	to	0.80%	8,871	32.77	to	28.22	266,112	1.14%	8.82%	to	7.95%
2020	0.00%	to	0.80%	9,438	30.11	to	26.14	261,300	1.77%	12.10%	to	11.20%
2019	0.00%	to	0.80%	8,829	26.86	to	23.51	219,166	1.38%	25.15%	to	24.16%
2018	0.00%	to	0.80%	10,466	21.46	to	18.94	208,620	1.36%	-19.11%	to	-19.76%
2017	0.00%	to	0.80%	11,093	26.54	to	23.60	274,628	2.24%	26.58%	to	25.57%
T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Portfolio: II (TRHS2)
2021	0.00%	to	0.80%	82,786	73.48	to	66.94	5,752,167	0.00%	12.83%	to	11.93%
2020	0.00%	to	0.80%	88,576	65.13	to	59.80	5,478,428	0.00%	29.27%	to	28.24%
2019	0.00%	to	0.80%	101,270	50.38	to	46.63	4,868,461	0.00%	28.63%	to	27.61%
2018	0.00%	to	0.80%	120,523	39.17	to	36.55	4,519,011	0.00%	0.86%	to	0.05%
2017	0.00%	to	0.80%	132,486	38.83	to	36.53	4,964,050	0.00%	27.31%	to	26.30%
T. Rowe Price Fixed Income Series, Inc. - T. Rowe Price Limited Term Bond Portfolio: II (TRLT2)
2021	0.00%			3,094	14.41			44,584	1.08%	-0.12%
2020	0.00%			3,359	14.43			48,461	1.71%	4.45%
2019	0.00%			3,118	13.81			43,066	2.11%	4.10%
2018	0.00%			720	13.27			9,553	1.19%	0.92%
2017	0.00%			5,664	13.15			74,462	1.23%	0.81%
VanEck VIP Trust - Emerging Markets Bond Fund: Initial Class (VWBF)
2021	0.00%	to	1.00%	22,252	27.25	to	20.32	667,773	5.13%	-4.05%	to	-5.01%
2020	0.00%	to	1.00%	22,248	28.40	to	21.40	703,175	7.17%	8.92%	to	7.84%
2019	0.00%	to	1.00%	24,813	26.07	to	19.84	714,438	0.37%	12.62%	to	11.50%
2018	0.00%	to	1.00%	26,103	23.15	to	17.79	659,253	9.18%	-6.14%	to	-7.08%
2017	0.00%	to	1.00%	42,277	24.66	to	19.15	1,047,647	2.32%	12.24%	to	11.13%
VanEck VIP Trust - Emerging Markets Fund: Initial Class (VWEM)
2021	0.00%	to	1.00%	72,767	44.07	to	40.09	2,850,226	0.92%	-11.87%	to	-12.75%
2020	0.00%	to	1.00%	77,236	50.00	to	45.95	3,443,120	2.07%	17.25%	to	16.08%
2019	0.00%	to	1.00%	85,729	42.65	to	39.58	3,269,105	0.50%	30.60%	to	29.30%
2018	0.00%	to	1.00%	97,443	32.65	to	30.61	2,857,721	0.31%	-23.49%	to	-24.25%
2017	0.00%	to	1.00%	121,240	42.68	to	40.41	4,673,218	0.47%	51.03%	to	49.54%
VanEck VIP Trust - Global Resources Fund: Initial Class (VWHA)
2021	0.00%	to	1.00%	69,177	35.78	to	32.21	3,031,459	0.44%	18.92%	to	17.74%
2020	0.00%	to	1.30%	73,594	30.09	to	36.31	2,734,746	0.95%	19.11%	to	17.57%

NATIONWIDE VLI SEPARATE ACCOUNT-2 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
2019	0.00%	to	1.30%	77,074	25.26	to	30.89	2,447,309	0.00%	11.87%	to	10.42%
2018	0.00%	to	1.00%	86,375	22.58	to	20.95	2,439,121	0.00%	-28.28%	to	-29.21%
2017	0.00%	to	1.00%	89,572	31.48	to	29.50	3,551,521	0.00%	-1.70%	to	-2.67%
Virtus Variable Insurance Trust - Virtus Duff & Phelps Real Estate Securities Series: Class I (VRVDRI)
2021	0.50%			3,687	15.59			57,490	1.02%	46.14%
2020	0.50%			353	10.67			3,766	0.42%	-1.82%
2019	0.50%			2,122	10.87			23,062	2.15%	8.68%		****
Allspring Variable Trust - VT Discovery Fund: Class 2 (SVDF)
2021	0.00%	to	1.00%	8,668	143.44	to	84.00	872,869	0.00%	-5.04%	to	-5.99%
2020	0.00%	to	1.00%	11,375	151.05	to	89.35	1,167,378	0.00%	62.65%	to	61.03%
2019	0.00%	to	1.00%	10,481	92.87	to	55.48	673,387	0.00%	39.02%	to	37.64%
2018	0.00%	to	1.00%	11,734	66.80	to	40.31	540,623	0.00%	-7.06%	to	-7.99%
2017	0.00%	to	1.00%	13,560	71.88	to	43.81	674,086	0.00%	29.13%	to	27.85%
Allspring Variable Trust - VT Opportunity Fund: Class 2 (SVOF)
2021	0.00%	to	1.00%	31,262	135.35	to	49.99	1,919,170	0.04%	24.78%	to	23.54%
2020	0.00%	to	1.00%	32,172	108.47	to	40.46	1,615,521	0.44%	21.00%	to	19.80%
2019	0.00%	to	1.00%	33,080	89.64	to	33.78	1,414,069	0.28%	31.46%	to	30.16%
2018	0.00%	to	1.00%	34,304	68.19	to	25.95	1,123,712	0.18%	-7.15%	to	-8.07%
2017	0.00%	to	1.00%	40,924	73.44	to	28.23	1,414,411	0.65%	20.44%	to	19.24%
Allspring Variable Trust - VT Small Cap Growth Fund: Class 2 (WFVSCG)
2021	0.00%	to	0.80%	11,907	71.82	to	64.90	802,991	0.00%	7.64%	to	6.78%
2020	0.00%	to	0.80%	11,808	66.72	to	60.78	745,507	0.00%	57.78%	to	56.53%
2019	0.00%	to	0.80%	10,390	42.29	to	38.83	415,351	0.00%	24.83%	to	23.83%
2018	0.00%	to	0.80%	15,955	33.88	to	31.35	513,659	0.00%	1.31%	to	0.50%
2017	0.00%	to	0.80%	10,835	33.44	to	31.20	345,820	0.00%	25.86%	to	24.86%

*

This represents the range of annual contract expense rates of the variable account at the period end indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual funds and charges made directly to contract owner accounts through the redemption of units.

**

This represents the ratio of dividends for the period indicated, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by monthly average net assets (excluding months where net assets are zero). The investment income ratio for subaccounts initially funded during the period presented has not been annualized. The ratios exclude those expenses that result in direct reductions to the policyholder accounts through reductions in unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

***

This represents the range of minimum and maximum total returns for the period indicated, including changes in the value of the underlying mutual fund, which reflects the reduction of unit values for expenses assessed. The total returns do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return is not annualized if the underlying mutual fund option was initially added and funded during the period presented. Minimum and maximum ranges are not shown for underlying mutual fund options for which a single contract expense rate (product option) exists. In such cases, the total return presented is representative of all units issued and outstanding at period end.

****	Subaccounts denoted indicate the underlying mutual fund option was initially added and funded during the period presented.

NATIONWIDE LIFE INSURANCE COMPANY

FOR THE YEAR ENDED DECEMBER 31, 2021

Independent Auditors’ Report

Audit Committee of the Board of Directors Nationwide Life Insurance Company:

Opinions

We have audited the financial statements of Nationwide Life Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities, capital and surplus as of December 31, 2021 and 2020, and the related statutory statements of operations and changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2021, and the related notes to the statutory financial statements (financial statements).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2021, in accordance with the statutory accounting practices prescribed or permitted by the Ohio Department of Insurance (the Department) described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2021.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 of the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Department, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audit was conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information Schedule I Summary of Investments – Other Than Investments in Related Parties, Schedule III Supplementary Insurance Information, Schedule IV Reinsurance and Schedule V Valuation and Qualifying Accounts is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Securities and Exchange Commission’s Regulation S-X. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/KPMG LLP

Columbus, Ohio

March 18, 2022

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus

	December 31,
(in millions, except share amounts)	2021	2020

Admitted assets
Invested assets
Bonds	$37,931	$37,207
Stocks	3,016	2,835
Mortgage loans, net of allowance	8,185	7,783
Policy loans	913	888
Derivative assets	64	51
Cash, cash equivalents and short-term investments	636	461
Securities lending collateral assets	170	101
Other invested assets	1,225	955
Total invested assets	$52,140	$50,281
Accrued investment income	577	692
Deferred federal income tax assets, net	618	642
Other assets	125	195
Separate account assets	125,372	114,407
Total admitted assets	$178,832	$166,217

Liabilities, capital and surplus
Liabilities
Future policy benefits and claims	$42,499	$41,002
Policyholders dividend accumulation	414	430
Asset valuation reserve	610	466
Interest maintenance reserve	17	-
Current federal income taxes payable	161	-
Payable for securities	113	177
Derivative liabilities	31	87
Securities lending payable	171	101
Funds held under coinsurance	1,052	965
Other liabilities	922	967
Accrued transfers from separate accounts	(1,621)	(1,490)
Separate account liabilities	125,372	114,407
Total liabilities	$169,741	$157,112

Capital and surplus
Capital shares ($1 par value; authorized - 5,000,000 shares,issued and outstanding - 3,814,779 shares)	$4	$4
Surplus notes	1,100	1,100
Additional paid-in capital	1,998	1,998
Unassigned surplus	5,989	6,003
Total capital and surplus	$9,091	$9,105
Total liabilities, capital and surplus	$178,832	$166,217

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Statutory Statements of Operations

	Year ended December 31,
(in millions)	2021	2020	2019
Revenues
Premiums and annuity considerations	$12,664	$10,637	$10,168
Net investment income	2,231	2,107	1,974
Amortization of interest maintenance reserve	(8)	-	(2)
Other revenues	2,463	2,372	2,312
Total revenues	$17,350	$15,116	$14,452

Benefits and expenses
Benefits to policyholders and beneficiaries	$16,884	$15,013	$14,782
Increase in reserves for future policy benefits and claims	807	1,627	1,501
Net transfers from separate accounts	(3,002)	(3,544)	(3,747)
Commissions	858	646	674
Dividends to policyholders	30	36	38
Reserve adjustment on reinsurance assumed	(151)	(172)	(246)
Other expenses	439	444	417
Total benefits and expenses	$15,865	$14,050	$13,419

Income before federal income tax expense and net realized capital losses on investments	$1,485	$1,066	$1,033
Federal income tax (benefit) expense	(9)	4	(73)

Income before net realized capital losses on investments	$1,494	$1,062	$1,106
Net realized capital (losses) on investments, net of federal income tax expense (benefit) of $59, $(26) and $7 in 2021, 2020 and 2019, respectively, and excluding $15, $(4) and $0 of net realized capital gains (losses) transferred to the interest maintenance reserve in 2021, 2020 and 2019, respectively	(683)	(575)	(477)
Net income	$811	$487	$629

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Statutory Statements of Changes in Capital and Surplus

(in millions)	Capital shares	Surplus notes	Additional paid-in capital	Unassigned surplus	Capital and surplus
Balance as of December 31, 2018	$4	$700	$1,398	$4,743	$6,845

Net income	-	-	-	629	629
Change in asset valuation reserve	-	-	-	(107)	(107)
Change in deferred income taxes	-	-	-	(29)	(29)
Change in net unrealized capital gains and losses, net of tax (benefit) of $(29)	-	-	-	426	426
Change in nonadmitted assets	-	-	-	59	59
Change in surplus notes	-	400	-	-	400
Capital contribution from Nationwide Financial Services, Inc.	-	-	600	-	600
Other, net	-	-	-	(1)	(1)
Balance as of December 31, 2019	$4	$1,100	$1,998	$5,720	$8,822

Change in reserve on account of change in valuation basis	-	-	-	78	78
Cumulative effect of change in accounting principle	-	-	-	5	5
Balance as of January 1, 2020	$4	$1,100	$1,998	$5,803	$8,905

Net income	-	-	-	487	487
Change in asset valuation reserve	-	-	-	13	13
Change in deferred income taxes	-	-	-	41	41
Change in net unrealized capital gains and losses, net of tax (benefit) of $(3)	-	-	-	(313)	(313)
Change in nonadmitted assets	-	-	-	(21)	(21)
Other, net	-	-	-	(7)	(7)
Balance as of December 31, 2020	$4	$1,100	$1,998	$6,003	$9,105

Change in reserve on account of change in valuation basis	-	-	-	2	2
Cumulative effect of change in accounting principle	-	-	-	6	6
Balance as of January 1, 2021	$4	$1,100	$1,998	$6,011	$9,113

Net income	-	-	-	811	811
Change in asset valuation reserve	-	-	-	(144)	(144)
Change in deferred income taxes	-	-	-	50	50
Change in net unrealized capital gains and losses, net of tax expense of $30	-	-	-	(142)	(142)
Change in nonadmitted assets	-	-	-	(47)	(47)
Dividends paid to Nationwide
Financial Services, Inc.	-	-	-	(550)	(550)
Balance as of December 31, 2021	$4	$1,100	$1,998	$5,989	$9,091

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Statutory Statements of Cash Flow

	Years ended December 31,
(in millions)	2021	2020	2019

Cash flows from operating activities:
Premiums collected, net of reinsurance	$12,661	$10,648	$10,184
Net investment income	2,404	2,034	1,825
Other revenue	2,367	2,664	2,708
Policy benefits and claims paid	(16,735)	(14,886)	(14,778)
Commissions, operating expenses and taxes, other than federal income tax paid	(1,122)	(885)	(847)
Net transfers from separate accounts	2,871	3,620	3,805
Policyholders’ dividends paid	(36)	(38)	(40)
Federal income taxes recovered	121	121	87
Net cash provided by operating activities	$2,531	$3,278	$2,944

Cash flows from investing activities:
Proceeds from investments sold, matured or repaid:
Bonds	$6,953	$3,404	$3,547
Stocks	127	37	58
Mortgage loans	1,053	640	910
Other assets	279	905	385
Total investment proceeds	$8,412	$4,986	$4,900
Cost of investments acquired:
Bonds	$(7,744)	$(5,527)	$(6,327)
Stocks	(538)	(517)	(454)
Mortgage loans	(1,441)	(769)	(800)
Derivative assets	(589)	(580)	(687)
Other assets	(594)	(837)	(340)
Total investments acquired	$(10,906)	$(8,230)	$(8,608)
Net (increase) decrease in policy loans	(25)	15	2
Net cash used in investing activities	$(2,519)	$(3,229)	$(3,706)

Cash flows from financing activities and miscellaneous sources:
Surplus notes	$-	$-	$400
Capital contribution from Nationwide Financial Services, Inc.	-	-	600
Dividend paid to Nationwide Financials Services, Inc.	(550)	-	-
Net change in deposits on deposit-type contract funds and other insurance liabilities	517	160	(714)
Net change in short-term debt	-	(200)	(162)
Derivative liabilities	(56)	65	2
Other cash provided (used)	252	(169)	93
Net cash provided by (used in) financing activities and miscellaneous	$163	$(144)	$219

Net increase (decrease) in cash, cash equivalents and short-term investments	$175	$(95)	$(543)
Cash, cash equivalents and short-term investments at beginning of year	461	556	1,099
Cash, cash equivalents and short-term investments at end of year	$636	$461	$556
Supplemental disclosure of non-cash activities:
Exchange of bond investments	$277	$799	$592

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

(1)	Nature of Operations

Nationwide Life Insurance Company (“NLIC” or “the Company”) was incorporated in 1929 and is an Ohio domiciled stock life insurance company. The Company is a member of the Nationwide group of companies (“Nationwide”), which is comprised of Nationwide Mutual Insurance Company (“NMIC”) and all of its subsidiaries and affiliates.

All of the outstanding shares of NLIC’s common stock are owned by Nationwide Financial Services, Inc. (“NFS”), a holding company formed by Nationwide Corporation, a majority-owned subsidiary of NMIC.

The Company is a leading provider of long-term savings and retirement products in the United States of America (“U.S.”). The Company develops and sells a wide range of products and services, which include fixed and variable individual annuities, private and public sector group retirement plans, life insurance, investment advisory services and other investment products. The Company is licensed to conduct business in all fifty states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands.

The Company sells its products through a diverse distribution network. Unaffiliated entities that sell the Company’s products to their own customer bases include independent broker-dealers, financial institutions, wirehouses and regional firms, pension plan administrators, life insurance agencies, life insurance specialists and registered investment advisors. Representatives of affiliates who market products directly to a customer base include Nationwide Retirement Solutions, Inc. and Nationwide Financial Network producers, which includes the agency distribution force of the Company’s ultimate parent company, NMIC. NMIC completed the transition away from utilizing the exclusive agent model in 2020. The Company believes its broad range of competitive products, strong distributor relationships and diverse distribution network position it to compete effectively under various economic conditions.

Wholly-owned subsidiaries of NLIC as of December 31, 2021 include Nationwide Life and Annuity Insurance Company (“NLAIC”) and its wholly-owned subsidiaries, Olentangy Reinsurance, LLC (“Olentangy”) and Nationwide SBL, LLC (“NWSBL”), Jefferson National Financial Corporation (“JNF”) and its wholly-owned subsidiaries, Jefferson National Securities Corporation (“JNSC”) and Jefferson National Life Insurance Company (“JNLIC”), and its wholly-owned subsidiary, Jefferson National Life Insurance Company of New York (“JNLNY”), Eagle Captive Reinsurance, LLC (“Eagle”), Nationwide Investment Services Corporation (“NISC”) and Nationwide Investment Advisors, LLC (“NIA”). NLAIC primarily offers individual annuity contracts including fixed annuity contracts, group annuity contracts including pension risk transfer contacts, universal life insurance, variable universal life insurance, term life insurance and corporate-owned life insurance on a non-participating basis. Olentangy is a Vermont domiciled special purpose financial insurance company. NWSBL offers a securities-based lending product and is an Ohio limited liability company and nonadmitted subsidiary. JNF is a distributor of tax-advantaged investing solutions for registered investment advisors, fee-based advisors and the clients they serve. JNSC is a registered broker-dealer. JNLIC and JNLNY are licensed to underwrite both fixed and variable annuity products. Eagle is an Ohio domiciled special purpose financial captive insurance company. NISC is a registered broker-dealer. NIA is a registered investment advisor.

The Company is subject to regulation by the insurance departments of states in which it is domiciled and/or transacts business and undergoes periodic examinations by those departments.

As of December 31, 2021 and 2020, the Company did not have a significant concentration of financial instruments in a single investee, industry or geographic region. Also, the Company did not have a concentration of business transactions with a particular customer, lender, distribution source, market or geographic region in which a single event could cause a severe impact on the Company’s financial position after considering insurance risk that has been transferred to external reinsurers.

(2)	Summary of Significant Accounting Policies

Use of Estimates

The preparation of the statutory financial statements requires the Company to make estimates and assumptions that affect the amounts reported in the statutory financial statements and accompanying notes. Significant estimates include certain investment and derivative valuations and future policy benefits and claims. Actual results could differ significantly from those estimates.

Basis of Presentation

The statutory financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the Ohio Department of Insurance (“the Department”). Prescribed statutory accounting practices are those practices incorporated directly or by reference in state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state but allowed by the domiciliary state regulatory authority.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

Effective January 1, 2021, NLIC and NLAIC elected to apply a prescribed practice promulgated under Ohio Administrative Code Section 3901-1-67 (“OAC 3901-1-67”) to its derivative instruments hedging indexed products and indexed annuity reserve liabilities in order to better align the measurement of indexed product reserves and the derivatives that hedge them. Under OAC 3901-1-67, derivative instruments are carried at amortized cost with the initial hedge cost amortized over the term and asset payoffs realized at the end of the term being reported through net investment income, rather than the derivative instruments being carried at fair value with asset payoffs realized over the term through net realized capital gains and losses. Additionally, the cash surrender value reserves for indexed annuity products only reflect index interest credits at the end of the crediting term as compared to partial index interest credits accumulating throughout the crediting term in increase in reserves for future policy benefits and claims.

The Company’s subsidiary, Eagle, applies one prescribed practice with multiple applications as provided under the State of Ohio’s captive law, which values assumed guaranteed minimum death benefits (“GMDB”) and guaranteed lifetime withdrawal benefits (“GLWB”) risks on variable annuity contracts from NLIC and GLWB risks on fixed indexed annuity contracts from NLIC and NLAIC using an alternative reserving basis from the Statutory Accounting Principles detailed within the National Association of Insurance Commissioners (“NAIC”) Accounting Practices and Procedures manual (“NAIC SAP”) pursuant to Ohio Revised Code Chapter 3964 and approved by the Department.

Olentangy was granted a permitted practice from the State of Vermont allowing Olentangy to carry the assets placed into a trust account by Union Hamilton Reinsurance Ltd. (“UHRL”) on its statutory statements of admitted assets, liabilities and surplus at net admitted asset value for certain universal life and term life insurance policies.

If the prescribed or permitted practices were not applied, the Company’s risk-based capital would continue to be above regulatory action levels. A reconciliation of the Company’s net income between NAIC SAP and prescribed and permitted practices is shown below:

(in millions)	SSAP #	F/S Page	State of domicile	December 31,
				2021	2020	2019

Net Income
Statutory Net Income			OH	$811	$487	$629
State Prescribed Practice:
OAC 3901-1-67:
Derivative instruments	86	4	OH	9	-	-
Reserves for indexed annuities	51	4	OH	(20)	-	-
Tax impact	101	4	OH	3	-	-

NAIC SAP				$803	$487	$629

A reconciliation of the Company’s capital and surplus between NAIC SAP and prescribed and permitted practices is shown below:

(in millions)	SSAP #	F/S Page	State of domicile	As of December 31,
				2021	2020
Surplus
Statutory Capital and Surplus			OH	$9,091	$9,105
State Prescribed Practice:
Subsidiary valuation - Eagle: NLIC risks ceded	51	2	OH	791	711
Subsidiary valuation - Eagle: NLAIC risks ceded	51	2	OH	(810)	(523)
OAC 3901-1-67:
Derivative instruments	86	2,4	OH	13	-
Reserves for indexed annuities	51	3,4	OH	(22)	-
Tax impact	101	2,4	OH	2	-
Subsidiary Valuation - NLAIC	51,86,101	2	OH	274	-
State Permitted Practice:
Subsidiary valuation - Olentangy	20	2	VT	(67)	(67)

NAIC SAP				$9,272	$9,226

Statutory accounting practices vary in some respects from U.S. generally accepted accounting principles (“GAAP”), including the following practices:

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

Financial Statements

●	Statutory financial statements are prepared using language and groupings substantially the same as the annual statements of the Company filed with the NAIC and state regulatory authorities;

●

assets must be included in the statutory statements of admitted assets, liabilities, capital and surplus at net admitted asset value and nonadmitted assets are excluded through a charge to capital and surplus;

●

an asset valuation reserve (“AVR”) is established in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies and is reported as a liability, and changes in the AVR are reported directly in capital and surplus;

●

an interest maintenance reserve (“IMR”) is established in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies and is reported as a liability, and the amortization of the IMR is reported as revenue;

●	the expense allowance associated with statutory reserving practices for investment contracts held in the separate accounts is reported in the general account as a negative liability;

●	accounting for contingencies requires recording a liability at the midpoint of a range of estimated possible outcomes when no better estimate in the range exists;

●	surplus notes are accounted for as a component of capital and surplus;

●	costs related to successful policy acquisitions are charged to operations in the year incurred;

●	negative cash balances are reported as negative assets;

●	certain income and expense items are charged or credited directly to capital and surplus;

●	amounts on deposit in internal qualified cash pools are reported as cash equivalents;

●	the statutory statements of cash flows are presented on the basis prescribed by the NAIC; and

●	the statutory financial statements do not include accumulated other comprehensive income.

Future Policy Benefits and Claims

●	Deposits to universal life contracts, investment contracts and limited payment contracts are included in revenue; and

●	future policy benefit reserves are based on statutory requirements.

Reinsurance Ceded

●	Certain assets and liabilities are reported net of ceded reinsurance balances; and

●	provision is made for amounts receivable and outstanding for more than 90 days through a charge to capital and surplus.

Investments

●	Investments in bonds are generally stated at amortized cost, except those with an NAIC designation of “6”, which are stated at the lower of amortized cost or fair value;

●	investments in preferred stocks are generally stated at amortized cost, except those with an NAIC designation of “4” through “6”, which are stated at the lower of amortized cost or fair value;

●	other-than-temporary impairments on bonds, excluding loan-backed and structured securities, are measured based on fair value and are not reversible;

●	the proportional amortized cost method is utilized to determine the liquidation value of Low-Income Housing Tax Credit Funds (“Tax Credit Funds”);

●

admitted subsidiary, controlled and affiliated entities are not consolidated; rather, those investments are generally carried at audited statutory capital and surplus or GAAP equity, as appropriate, and are recorded as an equity investment in stocks or other invested assets;

●

equity in earnings of subsidiary companies is recognized directly in capital and surplus as net unrealized capital gains or losses, while dividends from unconsolidated companies are recorded in operations as net investment income;

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

●

undistributed earnings and valuation adjustments from investments in joint ventures, partnerships and limited liability companies are recognized directly in capital and surplus as net unrealized capital gains or losses;

●	changes in non-specific mortgage loan reserves are measured under an incurred loss model and are recorded directly in capital and surplus as net unrealized capital gains or losses; and

●	gains on sales of investments between affiliated companies representing economic transactions are deferred at the parent level until the related assets are paid down or an external sale occurs.

Separate Accounts

●	Assets and liabilities of guaranteed separate accounts are reported as separate account assets and separate account liabilities, respectively.

Derivative Instruments

●	Derivatives used in effective hedging transactions are valued in a manner consistent with the hedged asset or liability;

●

With the exception of derivatives applying the prescribed practice under OAC 3901-1-67, unrealized gains and losses on derivatives that are not considered to be effective hedges are charged to capital and surplus;

●	interest earned on derivatives is charged to net investment income; and

●	embedded derivatives are not separated from the host contract and accounted for separately as a derivative instrument.

Goodwill

●	Goodwill is limited to 10% of the prior reporting period’s adjusted statutory surplus, with any goodwill in excess of this limitation nonadmitted through a charge to surplus; and

●	goodwill is amortized and charged to surplus.

Federal Income Taxes

●

Changes in deferred federal income taxes are recognized directly in capital and surplus with limitations on the amount of deferred tax assets that can be reflected as an admitted asset (15% of capital and surplus); and

●	uncertain tax positions are subject to a “more likely than not” standard for federal and foreign income tax loss contingencies only.

Nonadmitted Assets

●

In addition to the nonadmitted assets described above, certain other assets are nonadmitted and charged directly to capital and surplus. These include prepaid assets, certain software, disallowed IMR and other receivables outstanding for more than 90 days.

The financial information included herein is prepared and presented in accordance with SAP prescribed or permitted by the Department. Certain differences exist between SAP and GAAP, which are presumed to be material.

Revenues and Benefits

Life insurance premiums are recognized as revenue over the premium paying period of the related policies when due. Annuity considerations are recognized as revenue when received. Health insurance premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Policy benefits and claims that are expensed include interest credited to policy account balances, benefits and claims incurred in the period in excess of related policy reserves and other changes in future policy benefits.

Future Policy Benefits and Claims

Future policy benefits for traditional products are based on statutory mortality and interest requirements without consideration of withdrawals. The principal statutory mortality tables and interest assumptions used on policies in force are the 1958 Commissioner’s Standard Ordinary (“CSO”) table at interest rates of 2.5%, 3.0%, 3.5%, 4.0% and 4.5%, the 1941 CSO table at an interest rate of 2.5%, the 1980 CSO table at interest rates of 4.0%, 4.5%, 5.0% and 5.5%, the 2001 CSO table at an interest rate of 4.0% and 3.5% and the 2017 CSO table at an interest rate of 3.5% and 4.5%. Beginning January 1, 2020, the Company has applied principles-based reserving to all new individual life business. For business subject to principles-based reserving, additional reserves may be held where the deterministic and/or stochastic reserves are in excess of net premium reserves, as defined by Valuation Manual 20, Requirements for Principle-Based Reserves for Life Products (“VM-20”).

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

Future policy benefits for universal life and variable universal life contracts have been calculated based on participants’ contributions plus interest credited on any funds in the fixed account less applicable contract charges. These policies have been adjusted for possible future surrender charges in accordance with the Commissioner’s Reserve Valuation Method (“CRVM”). For business subject to principles-based reserving, the Company has calculated reserves under VM-20.

Future policy benefits for annuity products have been established based on contract term, interest rates and various contract provisions. Individual deferred annuity contracts issued in 1990 and after have been adjusted for possible future surrender charges in accordance with the Commissioner’s Annuity Reserve Valuation Method (“CARVM”).

Future policy benefits for pension risk transfer (“PRT”) products have been established in accordance with the CARVM. Statutory reserves for PRT business written during or after 2020 are calculated as the present value of future benefit payments, using the prescribed 1994 Group Annuity Mortality (“GAM”) table along with the AA projection mortality improvement scale and prescribed valuation rates as specified in Chapter 22 of the Valuation Manual. For the PRT business written before 2020, the statutory reserves are calculated using prescribed GAM tables and valuation interest rates that vary by issue year, as specified in the Standard Valuation Law.

As of 2019, the Company calculated its reserves for variable annuity products with guaranteed minimum death, accumulation and withdrawal benefits and other contracts involving guaranteed benefits similar to those offered with variable annuities under the standard scenario of Actuarial Guideline XLIII “CARVM for Variable Annuities”, which exceeded the stochastic 70th percentile Conditional Tail Expectations scenario. Effective January 1, 2020, the Company changed its reserve valuation basis for variable annuities due to changes to Valuation Manual 21, Requirements for Principle-Based Reserves for Variable Annuities (“VM-21”) and as a result, the Company calculated its reserves using a stochastic reserve, which is floored at the cash surrender value.

The aggregate reserves for individual accident and health policies consist of active life reserves, disabled life reserves and unearned premium reserves. The active life reserves for disability income are reserved for on the net level basis, at a 3.0% interest rate, using either the 1964 Commissioner’s Disability Table (for policies issued prior to 1982) or the 1985 Commissioner’s Individual Disability Table A (for policies issued after 1981). The active life reserves for major medical insurance (both scheduled and unscheduled benefits) are based on the benefit ratio method for policies issued after 1981.

The active life reserves for accident and health policies are reserved for on the net level basis, at a 3.0% interest rate, using either the 1956 Inter-Company Hospital-Surgical tables, the 1974 Medical Expense tables or the 1959 Accidental Death Benefits table.

The disabled life reserves for accident and health policies are calculated using the 1985 Commissioner’s Individual Disability Table A at a 3.0% interest rate. Unearned premium reserves are based on the actual gross premiums and actual days.

The aggregate reserves for group accident and health and franchise accident and health policies consist of disabled life reserves and unearned premium reserves. Reserves for benefits payable on disabled life claims are based on the 2012 Group Long-Term Disability Valuation Table, at varying interest rates of 2.75% - 6.0%, for group policies and the 1987 Commissioner’s Group Disability Table, at varying interest rates of 2.75% - 10.25%, for franchise policies.

Future policy benefits and claims for group long-term disability policies are the present value (discounted between 2.75% and 6.00%) of amounts not yet due on reported claims and an estimate of amounts to be paid on incurred but unreported claims. Future policy benefits and claims on other group health policies are not discounted.

The Company issues fixed and floating rate funding agreements to the Federal Home Loan Bank of Cincinnati (“FHLB”). The liabilities for such funding agreements are treated as annuities under Ohio law for life insurance companies and recorded in future policy benefits and claims. Refer to Note 9 for additional details.

Separate Accounts

Separate account assets represent contractholders’ funds that have been legally segregated into accounts with specific investment objectives. Separate account assets are primarily recorded at fair value, with the value of separate account liabilities set to equal the fair value of separate account assets. Separate account assets are primarily comprised of public, privately-registered and non-registered mutual funds, whose fair value is primarily based on the funds’ net asset value. Other separate account assets are recorded at fair value based on the methodology that is applicable to the underlying assets. In limited circumstances, other separate account assets are recorded at book value when the policyholder does not participate in the underlying portfolio experience.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

Separate account liabilities, in conjunction with accrued transfers from separate accounts, represent contractholders’ funds adjusted for possible future surrender charges in accordance with the CARVM and the CRVM, respectively. The difference between full account value and CARVM/CRVM is reflected in accrued transfers to separate accounts, as prescribed by the NAIC, in the statutory statements of admitted assets, liabilities, capital and surplus. The annual change in the difference between full account value and CARVM/CRVM and its applicable federal income tax is reflected in the statutory statements of operations as part of the net transfers to separate accounts and federal income tax, respectively.

Retained Assets

The Company does not retain beneficiary assets. During a death benefit claim, the death benefit settlement method is payment to the beneficiary in the form of a check or electronic funds transfer.

Investments

Bonds and stocks of unaffiliated companies. Bonds are generally stated at amortized cost, except those with an NAIC designation of “6”, which are stated at the lower of amortized cost or fair value. Preferred stocks are generally stated at amortized cost, except those with an NAIC designation of “4” through “6”, which are stated at the lower of amortized cost or fair value. Common stocks are stated at fair value. Changes in the fair value of bonds and stocks stated at fair value are charged to capital and surplus.

Loan-backed and structured securities, which are included in bonds in the statutory financial statements, are stated in a manner consistent with the bond guidelines, but with additional consideration given to the special valuation rules implemented by the NAIC applicable to residential mortgage-backed securities that are not backed by U.S. government agencies, commercial mortgage-backed securities and certain other structured securities. Under these guidelines, an initial and adjusted NAIC designation is determined for each security. The initial NAIC designation, which takes into consideration the security’s amortized cost relative to an NAIC-prescribed valuation matrix, is used to determine the reporting basis (i.e., amortized cost or lower of amortized cost or fair value).

Interest income is recognized when earned, while dividends are recognized when declared. The Company nonadmits investment income due and accrued when amounts are over 90 days past due.

For investments in loan-backed and structured securities, the Company recognizes income and amortizes discounts and premiums using the effective-yield method based on prepayment assumptions, generally obtained using a model provided by a third-party vendor, and the estimated economic life of the securities. When actual prepayments differ significantly from estimated prepayments, the effective-yield is recalculated to reflect actual payments to date and anticipated future payments. Any resulting adjustment is included in net investment income in the period the estimates are revised. All other investment income is recorded using the effective-yield method without anticipating the impact of prepayments.

Purchases and sales of bonds and stocks are recorded on the trade date, with the exception of private placement bonds, which are recorded on the funding date. Realized gains and losses are determined on a specific identification method on the trade date.

Independent pricing services are most often utilized, and compared to pricing from additional sources when available, to determine the fair value of bonds and stocks for which market quotations or quotations on comparable securities or models are used. For these bonds and stocks, the Company obtains the pricing services’ methodologies and classifies the investments accordingly in the fair value hierarchy.

A corporate pricing matrix is used in valuing certain corporate bonds. The corporate pricing matrix was developed using publicly available spreads for certain privately-placed corporate bonds with varying weighted average lives and credit quality ratings. The weighted average life and credit quality rating of a particular bond to be priced using the corporate pricing matrix are important inputs into the model and are used to determine a corresponding spread that is added to the appropriate U.S. Treasury yield to create an estimated market yield for that bond. The estimated market yield and other relevant factors are then used to estimate the fair value of the particular bond.

Non-binding broker quotes are also utilized to determine the fair value of certain bonds when deemed appropriate or when valuations are not available from independent pricing services or a corporate pricing matrix. These bonds are classified with the lowest priority in the fair value hierarchy as only one broker quote is ordinarily obtained, the investment is not traded on an exchange, the pricing is not available to other entities and/or the transaction volume in the same or similar investments has decreased. Inputs used in the development of prices are not provided to the Company by the brokers as the brokers often do not provide the necessary transparency into their quotes and methodologies. At least annually, the Company performs reviews and tests to ensure that quotes are a reasonable estimate of the investments’ fair value. Price movements of broker quotes are subject to validation and require approval from the Company’s management. Management uses its knowledge of the investment and current market conditions to determine if the price is indicative of the investment’s fair value.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

For all bonds, the Company considers its ability and intent to hold the security for a period of time sufficient to allow for the anticipated recovery in value, the expected recovery of principal and interest and the extent to which the fair value has been less than amortized cost. If the decline in fair value to below amortized cost is determined to be other-than-temporary, a realized loss is recorded equal to the difference between the amortized cost of the investment and its fair value.

The Company periodically reviews loan-backed and structured securities in an unrealized loss position by comparing the present value of cash flows, including estimated prepayments, expected to be collected from the security to the amortized cost basis of the security. If the present value of cash flows expected to be collected, discounted at the security’s effective interest rate, is less than the amortized cost basis of the security, the impairment is considered other-than-temporary and a realized loss is recorded.

All other bonds in an unrealized loss position are periodically reviewed to determine if a decline in fair value to below amortized cost is other-than-temporary. Factors considered during this review include timing and amount of expected cash flows, ability of the issuer to meet its obligations, financial condition and future prospects of the issuer, amount and quality of any underlying collateral and current economic and industry conditions that may impact an issuer.

Stocks may experience other-than-temporary impairment based on the prospects for full recovery in value in a reasonable period of time and the Company’s ability and intent to hold the stock to recovery. If a stock is determined to be other-than-temporarily impaired, a realized loss is recorded equal to the difference between the cost basis of the investment and its fair value.

Investments in subsidiaries. The investment in the Company’s wholly-owned insurance subsidiaries, NLAIC and Eagle, are carried using the equity method of accounting applicable to U.S. insurance subsidiary, controlled and affiliated (“SCA”) entities. This requires the investment to be recorded based on the value of its underlying audited statutory surplus. Furthermore, the equity method of accounting would be discontinued if the investment is reduced to zero, unless the Company has guaranteed obligations of the subsidiary or otherwise committed to provide further financial support. In accordance with the “look through” provisions of Statements of Statutory Accounting Principles (“SSAP”) No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, the valuation of JNF, an unaudited downstream noninsurance holding company, is based on the individual audited SCA entities owned by the holding company. Additionally, all non-affiliated liabilities, commitments, contingencies, guarantees or obligations of the holding company are reflected in the determination of the carrying value of the investments. The Company’s investment in NISC and NIA, wholly-owned non-insurance subsidiaries, are carried using the equity method of accounting applicable to U.S. non-insurance subsidiary, controlled and affiliated entities. This requires the investment to be recorded based on its underlying audited GAAP equity. Investments in NLAIC, JNF and NISC are included in stocks, and the investment in Eagle is included in other invested assets on the statutory statements of admitted assets, liabilities, capital and surplus.

Mortgage loans, net of allowance. The Company holds commercial mortgage loans that are collateralized by properties throughout the U.S. Mortgage loans are held at unpaid principal balance adjusted for premiums and discounts, less a valuation allowance. The Company also holds commercial mortgage loans of these property types that are under development. Mortgage loans under development are collateralized by the borrower’s common stock.

As part of the underwriting process, specific guidelines are followed to ensure the initial quality of a new mortgage loan. Third-party appraisals are obtained to support loaned amounts as the loans are collateral dependent or guaranteed.

The collectability and value of a mortgage loan is based on the ability of the borrower to repay and/or the value of the underlying collateral. Many of the Company’s mortgage loans are structured with balloon payment maturities, exposing the Company to risks associated with the borrowers’ ability to make the balloon payment or refinance the property. Loans are considered delinquent when contractual payments are 90 days past due.

Mortgage loans require a loan-specific reserve when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. When management determines that a loan requires a loan-specific reserve, a provision for loss is established equal to the difference between the carrying value and the fair value of the collateral less costs to sell. Loan-specific reserve charges are recorded in net realized capital gains and losses. In the event a loan-specific reserve charge is reversed, the recovery is also recorded in net realized capital gains and losses.

In addition to the loan-specific reserves, the Company maintains a non-specific reserve based primarily on loan surveillance categories and property type classes, which reflects management’s best estimates of probable credit losses inherent in the portfolio of loans without specific reserves as of the date of the statutory statements of admitted assets, liabilities, capital and surplus. Management’s periodic evaluation of the adequacy of the non-specific reserve is based on past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect a group of borrowers’ ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Non-specific reserve changes are recorded directly in capital and surplus as net unrealized capital gains and losses.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

Management evaluates the credit quality of individual mortgage loans and the portfolio as a whole through a number of loan quality measurements, including, but not limited to, loan-to-value (“LTV”) and debt service coverage (“DSC”) ratios. The LTV ratio is calculated as a ratio of the amortized cost of a loan to the estimated value of the underlying collateral. DSC is the amount of cash flow generated by the underlying collateral of the mortgage loan available to meet periodic interest and principal payments of the loan. These loan quality measurements contribute to management’s assessment of relative credit risk in the mortgage loan portfolio. Based on underwriting criteria and ongoing assessment of the properties’ performance, management believes the amounts, net of valuation allowance, are collectible. This process identifies the risk profile and potential for loss individually and in the aggregate for the commercial mortgage loan portfolios. These factors are updated and evaluated at least annually. Due to the nature of the collateral underlying mortgage loans under development, these loans are not evaluated using the LTV and DSC ratios described above.

Interest income on performing mortgage loans is recognized in net investment income over the life of the loan using the effective-yield method. Loans in default or in the process of foreclosure are placed on non-accrual status. Interest received on non-accrual status mortgage loans is included in net investment income in the period received. Loans are restored to accrual status when the principal and interest is current and it is determined the future principal and interest payments are probable or the loan is modified.

Policy loans. Policy loans, which are collateralized by the related insurance policy, are held at the outstanding principal balance and do not exceed the net cash surrender value of the policy. As such, no valuation allowance for policy loans is required.

Cash and cash equivalents. Cash and cash equivalents include highly liquid investments with original maturities of less than three months and, effective December 31, 2020, amounts on deposit in internal qualified cash pools. The Company and various affiliates maintain agreements with Nationwide Cash Management Company (“NCMC”), an affiliate, under which NCMC acts as a common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants in the internal qualified cash pool.

Short-term investments. Short-term investments consist primarily of government agency discount notes with maturities of twelve months or less at acquisition. Short-term investments also include outstanding promissory notes with initial maturity dates of one-year or less with certain affiliates. The Company carries short-term investments at amortized cost, which approximates fair value.

Other invested assets. Other invested assets consist primarily of alternative investments in private equity funds, private debt funds, tax credit funds, real estate partnerships and the investment in Eagle. Except for investments in certain tax credit funds, these investments are recorded using the equity method of accounting. Changes in carrying value as a result of the equity method are reflected as net unrealized capital gains and losses as a direct adjustment to capital and surplus. Gains and losses are generally recognized through income at the time of disposal or when operating distributions are received. Partnership interests in tax credit funds are held at amortized cost with amortization charged to net investment income over the period in which the tax benefits, primarily credits, are earned. Tax credits are recorded as an offset to tax expense in the period utilized.

The Company sold $2.6 billion, $2.3 billion and $2.2 billion in Tax Credit Funds to unrelated third parties with outstanding guarantees as of December 31, 2021, 2020 and 2019, respectively. The Company guaranteed after-tax benefits to the third-party investors through periods ending in 2038. These guarantees are in effect for periods of approximately 15 years each. The Tax Credit Funds provide a stream of tax benefits to the investors that will generate a yield and return of capital. If the tax benefits are not sufficient to provide these cumulative after-tax yields, the Company must fund any shortfall. The maximum amount of undiscounted future payments that the Company could be required to pay the investors under the terms of the guarantees is $1.5 billion, but the Company does not anticipate making any material payments related to the guarantees. The Company’s risks are mitigated in the following ways: (1) the Company has the right to buyout the equity related to the guarantee under certain circumstances, (2) the Company may replace underperforming properties to mitigate exposure to guarantee payments, (3) the Company oversees the asset management of the deals and (4) changes in tax laws are explicitly excluded from the Company’s guarantees of after-tax benefits.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

Securities Lending. The Company has entered into securities lending agreements with a custodial bank whereby eligible securities are loaned to third parties, primarily major brokerage firms. These transactions are used to generate additional income in the securities portfolio. The Company is entitled to receive from the borrower any payments of interest and dividends received on loaned securities during the loan term. The agreements require a minimum of 102% of the fair value of the loaned securities to be held as collateral. Cash collateral is invested by the custodial bank in investment-grade securities, which are included in the total invested assets of the Company. Periodically, the Company may receive non-cash collateral, which would be recorded off-balance sheet. The Company recognizes loaned securities in bonds. A securities lending payable is recorded in other liabilities for the amount of cash collateral received. If the fair value of the collateral received (cash and/or securities) is less than the fair value of the securities loaned, the shortfall is nonadmitted. Net income received from securities lending activities is included in net investment income. Because the borrower or the Company may terminate a securities lending transaction at any time, if loans are terminated in advance of the reinvested collateral asset maturities, the Company would repay its securities lending obligations from operating cash flows or the proceeds of sales from its investment portfolio, which includes significant liquid securities.

Derivative Instruments

The Company uses derivative instruments to manage exposures and mitigate risks primarily associated with interest rates, equity markets and foreign currency. These derivative instruments primarily include interest rate swaps, cross-currency swaps, futures and options.

Derivative instruments used in hedging transactions considered to be effective hedges are reported in a manner consistent with the hedged items. With the exception of derivatives applying the prescribed practice under OAC 3901-1-67, derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value with changes in fair value recorded in capital and surplus as unrealized gains or losses.

The fair value of derivative instruments is determined using various valuation techniques relying predominantly on observable market inputs and internal models. These inputs include interest rate swap curves, credit spreads, interest rates, counterparty credit risk, equity volatility and equity index levels.

The Company’s derivative transaction counterparties are generally financial institutions. To reduce the credit risk associated with open contracts, the Company enters into master netting agreements which permit the closeout and netting of transactions with the same counterparty upon the occurrence of certain events. In addition, the Company attempts to reduce credit risk by obtaining collateral from counterparties. The determination of the need for and the levels of collateral vary based on an assessment of the credit risk of the counterparty. The Company accepts collateral in the forms of cash and marketable securities. Non-cash collateral received is recorded off-balance sheet.

Cash flows and payment accruals on derivatives are recorded in net investment income.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources while unobservable inputs reflect the Company’s view of market assumptions in the absence of observable market information. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. In determining fair value, the Company uses various methods, including market, income and cost approaches.

The Company categorizes its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Company categorizes assets and liabilities held at fair value in the statutory statements of admitted assets, liabilities, capital and surplus as follows:

Level 1. Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date and mutual funds where the value per share (unit) is determined and published daily and is the basis for current transactions.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

Level 2. Unadjusted quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means. Primary inputs to this valuation technique may include comparative trades, bid/asks, interest rate movements, U.S. Treasury rates, London Interbank Offered Rate (“LIBOR”), prime rates, cash flows, maturity dates, call ability, estimated prepayments and/or underlying collateral values.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimates of the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs. Primary inputs to this valuation technique include broker quotes and comparative trades.

The Company reviews its fair value hierarchy classifications for assets and liabilities quarterly. Changes in the observability of significant valuation inputs identified during these reviews may trigger reclassifications. Reclassifications are reported as transfers at the beginning of the reporting period in which the change occurs.

Asset Valuation Reserve

The Company maintains an AVR as prescribed by the NAIC for the purpose of offsetting potential credit related investment losses on each invested asset category, excluding cash, policy loans and income receivable. The AVR contains a separate component for each category of invested assets. The change in AVR is charged or credited directly to capital and surplus.

Interest Maintenance Reserve

The Company records an IMR as prescribed by the NAIC, which represents the net deferral for interest-related gains or losses arising from the sale of certain investments, such as bonds, mortgage loans and loan-backed and structured securities sold. The IMR is applied as follows:

•

for bonds, the designation from the NAIC Capital Markets and Investments Analysis Office must not have changed more than one designation between the beginning of the holding period and the date of sale;

•	the bond must never have been classified as a default security;

•

for mortgage loans, during the prior two years, they must not have had interest more than 90 days past due, been in the process of foreclosure or in the course of voluntary conveyance, nor had restructured terms; and

•	for loan-backed and structured securities, all interest-related other-than-temporary impairments and interest-related realized gains or losses on sales of the securities.

The realized gains or losses, net of related federal income tax, from the applicable bonds and mortgage loans sold, have been removed from the net realized gain or loss amounts and established as a net liability. This liability is amortized into income such that the amount of each capital gain or loss amortized in a given year is based on the excess of the amount of income which would have been reported that year, if the asset had not been disposed of over the amount of income which would have been reported had the asset been repurchased at its sale price. In the event the unamortized IMR liability balance is negative, the balance is reclassified as an asset and fully nonadmitted. The Company utilizes the grouped method for amortization. Under the grouped method, the liability is amortized into income over the remaining period to expected maturity based on the groupings of the individual securities into five-year bands.

Goodwill

For companies whose operations are primarily insurance related, goodwill is the excess of the cost to acquire a company over the Company’s share of the statutory book value of the acquired entity. Goodwill is recorded in stocks in the statutory statements of admitted assets, liabilities and surplus. Goodwill is amortized on a straight-line basis over the period of economic benefit, not to exceed ten years, with a corresponding charge to surplus. Goodwill was immaterial as of December 31, 2021 and 2020.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

Federal Income Taxes

The Company utilizes the asset and liability method of accounting for income taxes. Under this method, deferred tax assets, net of any nonadmitted portion and statutory valuation allowance, and deferred tax liabilities, are recognized for the expected future tax consequences attributable to differences between the statutory financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income or loss in the years in which those temporary differences are expected to be recovered or settled. The change in deferred taxes, excluding the impact of taxes on unrealized capital gains or losses and nonadmitted deferred taxes, is charged directly to capital and surplus.

The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to change the provision for federal income taxes recorded in the statutory financial statements, which could be significant.

Tax reserves are reviewed regularly and are adjusted as events occur that the Company believes impact its liability for additional taxes, such as lapsing of applicable statutes of limitations, conclusion of tax audits or substantial agreement with taxing authorities on the deductibility/nondeductibility of uncertain items, additional exposure based on current calculations, identification of new issues, release of administrative guidance or rendering of a court decision affecting a particular tax issue. The Company believes its tax reserves reasonably provide for potential assessments that may result from Internal Revenue Service (“IRS”) examinations and other tax-related matters for all open tax years.

The Company is included in the NMIC consolidated federal income tax return.

Reinsurance Ceded

The Company cedes insurance to other companies in order to limit potential losses and to diversify its exposures. Such agreements do not relieve the Company of its primary obligation to the policyholder in the event the reinsurer is unable to meet the obligations it has assumed. Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported in the statutory statements of admitted assets, liabilities, capital and surplus on a net basis within the related future policy benefits and claims of the Company.

Participating Business

Participating business, which refers to policies that participate in profits through policyholder dividends, represented approximately 4% of the Company’s life insurance in force in 2021 and 2020, and 50% of the number of life insurance policies in force in 2021 and 2020. The provision for policyholder dividends was based on the respective year’s dividend scales, as approved by the Board of Directors. Policyholder dividends are recognized when declared. No additional income was allocated to participating policyholders during 2021 and 2020.

Accounting Changes and Corrections of Errors

Effective January 1, 2021, the Company elected to apply OAC 3901-1-67 to its derivative instruments hedging indexed products and indexed annuity reserve liabilities. As a result of the Company’s election to apply OAC 3901-1-67 as of January 1, 2021, the Company’s admitted assets decreased $3 million, total liabilities decreased $2 million and capital and surplus decreased $1 million, which included a $3 million reduction to unassigned surplus from the cumulative effect of the change in accounting principle.

During 2020, the Company identified and corrected an error in the variable annuity ceded premium calculation under the intercompany 100% coinsurance agreement with Eagle. The error resulted in an understatement of ceded premiums for the years ended December 31, 2019 and 2018. In accordance with SSAP No. 3, Accounting Changes and Corrections of Errors, the total prior period correction of $9 million was reported in 2020 as a negative adjustment to unassigned funds (surplus) and consisted of $11 million of ceded premiums, offset by $2 million of taxes.

Effective January 1, 2020, the Company changed its reserve valuation basis for variable annuities due to changes to VM-21. As a result of this change, the Company records stochastic reserves, floored at the cash surrender value, instead of reserves using the standard scenario previously required under Actuarial Guideline XLIII “CARVM for Variable Annuities”. The impacts of the valuation basis change were recognized as of January 1, 2020, resulting in an increase to statutory capital and surplus of $78 million. In addition, the Company changed its reserve valuation basis for stable value wraps covering certain group life insurance policies from Separate Accounts Funding Guaranteed Minimum Benefits Under Group Contracts, to VM-21. There was no impact to statutory capital and surplus as a result of this change.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

During 2020, the Company modified its approach used to schedule the reversals of its deferred tax assets for policyholder reserves under SSAP No. 101, Income Taxes (“SSAP No. 101”). Prior to 2020 the Company scheduled the reversals of its deferred tax assets for policyholder reserves by estimating the reserve reversal using the aggregate policyholder reserve. As of January 1, 2020, the Company is now taking a disaggregated approach and calculates reversal of the deferred tax assets for policyholder reserves on a product-by-product basis. The new method is more precise and better reflects how the deferred tax assets for policyholder reserves moves with the underlying reserve liability. SSAP No. 101 permits a company to modify its scheduling method so long as the modification is treated as change in accounting principle. The impact of the change increases the Company’s net admitted deferred tax asset $6 million and $5 million as of December 31, 2020 and January 1, 2020, respectively, with a commensurate increase in capital and surplus. There was no impact on net income.

Recently Adopted Accounting Standard

Effective January 1, 2021, the Company adopted revisions to SSAP No. 32R, Preferred Stock (“SSAP No. 32R”). The adopted revisions updated the definition for redeemable and perpetual preferred stock and furthermore, updated the valuation classification for perpetual preferred stock to fair value. Previously, perpetual preferred stock could have been valued at amortized cost or fair value based on the rating of the security. Per SSAP No. 32R, any valuation classification changes from amortized cost to fair value are to be recognized in statutory surplus. Going forward, changes to fair value will be recognized as a change in net unrealized capital gains and losses to in statutory surplus. As a result of this change, the Company recorded an increase to statutory capital and surplus of $9 million as of January 1, 2021.

In December 2020, the Company adopted revisions to SSAP No. 2R, Cash, Cash Equivalents, Drafts and Short-Term Investments (“SSAP No. 2R”). The adopted revisions require internal cash pooling arrangements to meet certain criteria to be considered qualified cash pools, with investments in qualifying pools reported as cash equivalents on the statutory statements of admitted assets, liabilities, capital and surplus. The Company’s cash pool meets the criteria to be considered a qualified cash pool under SSAP No. 2R. The internal cash pooling arrangement with NCMC was historically classified as short-term investments, resulting in a change in classification to cash equivalents.

COVID-19

On March 11, 2020, the World Health Organization declared the novel coronavirus (“COVID-19”) a pandemic. In response to the COVID-19 pandemic, governments have enacted various measures to reduce the spread of the virus. The COVID-19 pandemic conditions have created financial market volatility and uncertainty regarding whether and when certain customer behaviors will return to historical patterns, including sales of new and retention of existing policies, life insurance mortality and credit allowance exposure. None of the aforementioned items have had a material impact on the overall financial condition of the Company. While many of the government-imposed measures have eased in 2021, the extent to which the COVID-19 pandemic may impact the Company’s ongoing operations and financial condition will depend on future developments that are evolving and uncertain.

Subsequent Events

The Company evaluated subsequent events through March 18 2022, the date the statutory financial statements were issued.

Effective January 1, 2022, Harleysville Life Insurance Company (“HLIC”), an Ohio domiciled stock life insurance company and subsidiary of NMIC that offers universal and traditional life insurance, disability income insurance and fixed annuity contracts on a non-participating basis, completed a merger agreement with NLAIC. Pursuant to the merger agreement, the operations of HLIC merged with and into NLAIC, with NLAIC continuing as the surviving entity. There was not a material impact on the Company’s surplus as a result of the merger.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

(3)	Analysis of Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

The following table summarizes the analysis of individual annuities actuarial reserves by withdrawal characteristics, as of the dates indicated:

(in millions)	General account[1]	Separate account with guarantees	Separate account non- guaranteed	Total	% of Total
December 31, 2021
Subject to discretionary withdrawal:
With market value adjustment	$622	125	-	$747	1%
At book value less current surrender charge of 5% or more	209	-	-	209	0%
At fair value	12	-	73,141	73,153	93%
Total with market value adjustment or at fair value	$843	$125	$73,141	$74,109	94%
At book value without adjustment (minimal or no charge or adjustment)	3,295	-	6	3,301	4%
Not subject to discretionary withdrawal	1,749	-	69	1,818	2%
Total, gross	$5,887	$125	$73,216	$79,228	100%
Less: Reinsurance ceded	(114)	-	-	(114)
Total, net	$5,773	$125	$73,216	$79,114
Amount included in ‘Subject to discretionary withdrawal at book value less current surrender charge of 5% or more’ that will move to ‘Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)’	$53	$-	$-	$53

December 31, 2020
Subject to discretionary withdrawal:
With market value adjustment	$190	$162	$-	$352	0%
At book value less current surrender charge of 5% or more	219	-	-	219	0%
At fair value	-	-	65,990	65,990	92%
Total with market value adjustment or at fair value	$409	$162	$65,990	$66,561	92%
At book value without adjustment (minimal or no charge or adjustment)	3,480	-	8	3,488	5%
Not subject to discretionary withdrawal	1,755	-	62	1,817	3%
Total, gross	$5,644	$162	$66,060	$71,866	100%
Less: Reinsurance ceded	(112)	-	-	(112)
Total, net	$5,532	$162	$66,060	$71,754
Amount included in ‘Subject to discretionary withdrawal at book value less current surrender charge of 5% or more’ that will move to ‘Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)’	$67	$-	$-	$67
[1]	Includes reserves applying the prescribed practice under OAC 3901-1-67, as disclosed in Note 2.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

The following table summarizes the analysis of group annuities actuarial reserves by withdrawal characteristics, as of the dates indicated:

(in millions)	General account[1]	Separate account with guarantees	Separate account non- guaranteed	Total	% of Total
December 31, 2021
Subject to discretionary withdrawal:
With market value adjustment	$18,205	2,389	-	$20,594	44%
At book value less current surrender charge of 5% or more	6	-	-	6	0%
At fair value	-	-	20,679	20,679	44%
Total with market value adjustment or at fair value	$18,211	$2,389	$20,679	$41,279	88%
At book value without adjustment (minimal or no charge or adjustment)	5,227	-	-	5,227	11%
Not subject to discretionary withdrawal	673	-	3	676	1%
Total, gross	$24,111	$2,389	$20,682	$47,182	100%
Less: Reinsurance ceded	(55)	-	-	(55)
Total, net	$24,056	$2,389	$20,682	$47,127
Amount included in ‘Subject to discretionary withdrawal at book value less current surrender charge of 5% or more’ that will move to ‘Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)’	$6	$-	$-	$6

December 31, 2020
Subject to discretionary withdrawal:
With market value adjustment	$17,393	$2,483	$-	$19,876	43%
At book value less current surrender charge of 5% or more	3	-	-	3	0%
At fair value	-	-	19,670	19,670	43%
Total with market value adjustment or at fair value	$17,396	$2,483	$19,670	$39,549	86%
At book value without adjustment (minimal or no charge or adjustment)	6,000	-	-	6,000	13%
Not subject to discretionary withdrawal	591	-	3	594	1%
Total, gross	$23,987	$2,483	$19,673	$46,143	100%
Less: Reinsurance ceded	(58)	-	-	(58)
Total, net	$23,929	$2,483	$19,673	$46,085
Amount included in ‘Subject to discretionary withdrawal at book value less current surrender charge of 5% or more’ that will move to ‘Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)’	$3	$-	$-	$3
[1]	Includes reserves applying the prescribed practice under OAC 3901-1-67, as disclosed in Note 2.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

The following table summarizes the analysis of deposit-type contracts and other liabilities without life or disability contingencies by withdrawal characteristics, as of the dates indicated:

(in millions)	General account	Separate account non- guaranteed	Total	% of Total
December 31, 2021
Subject to discretionary withdrawal:
With market value adjustment	$2	$-	$2	0%
At fair value	-	-	-	0%
Total with market value adjustment or at fair value	$2	$-	$2	0%
At book value without adjustment (minimal or no charge or adjustment)	665	3	668	17%
Not subject to discretionary withdrawal	3,132	17	3,149	83%
Total, gross	$3,799	$20	$3,819	100%
Less: Reinsurance ceded	-	-	-
Total, net	$3,799	$20	$3,819

December 31, 2020
Subject to discretionary withdrawal:
With market value adjustment	$2	$-	$2	0%
At fair value	12	-	12	0%
Total with market value adjustment or at fair value	$14	$-	$14	0%
At book value without adjustment (minimal or no charge or adjustment)	728	3	731	22%
Not subject to discretionary withdrawal	2,540	13	2,553	78%
Total, gross	$3,282	$16	$3,298	100%
Less: Reinsurance ceded	-	-	-
Total, net	$3,282	$16	$3,298

The following table is a reconciliation of total annuity actuarial reserves and deposit fund liabilities, as of the dates indicated:

	December 31,
(in millions)	2021	2020
Life, accident and health annual statement:
Annuities, net (excluding supplemental contracts with life contingencies)	$29,815	$29,445
Supplemental contracts with life contingencies, net	15	16
Deposit-type contracts	3,799	3,282
Subtotal	$33,629	$32,743
Separate accounts annual statement:
Annuities, net (excluding supplemental contracts with life contingencies)	$96,412	$88,378
Other contract deposit funds	20	16
Subtotal	$96,432	$88,394
Total annuity actuarial reserves and deposit fund liabilities, net	$130,061	$121,137

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

The following table summarizes the analysis of life actuarial reserves by withdrawal characteristics, as of the dates indicated:

	General account			Separate account - nonguaranteed
(in millions)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
December 31, 2021
Subject to discretionary withdrawal,surrender values or policy loans:
Term policies with cash value	$-	$11	$11	$-	$-	$-
Universal life	2,609	2,624	2,783	-	-	-
Universal life with secondary guarantees	395	320	855	-	-	-
Indexed universal life with secondary guarantees	232	174	251	-	-	-
Other permanent cash value life insurance	-	1,271	2,539	-	-	-
Variable life	2,334	2,403	2,503	27,487	27,480	27,480
Miscellaneous reserves	-	-	-	-	-	6
Subtotal	$5,570	$6,803	$8,942	$27,487	$27,480	$27,486
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	-	-	241	-	-	-
Accidental death benefits	-	-	1	-	-	-
Disability - active lives	-	-	14	-	-	-
Disability - disabled lives	-	-	58	-	-	-
Miscellaneous reserves	-	-	33	-	-	-
Total, gross	$5,570	$6,803	$9,289	$27,487	$27,480	$27,486
Less: reinsurance ceded	(9)	(9)	(209)	-	-	-
Total, net	$5,561	$6,794	$9,080	$27,487	$27,480	$27,486

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

	General account			Separate account - nonguaranteed[1]
(in millions)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
December 31, 2020
Subject to discretionary withdrawal,surrender values or policy loans:
Term policies with cash value	$-	$11	$11	$-	$-	$-
Universal life	2,585	2,600	2,764	-	-	-
Universal life with secondary guarantees	360	288	720	-	-	-
Indexed universal life with secondary guarantees	179	130	191	-	-	-
Other permanent cash value life insurance	-	1,300	2,607	-	-	-
Variable life	1,887	1,965	2,060	24,591	24,581	24,582
Miscellaneous reserves	-	-	-	-	-	9
Subtotal	$5,011	$6,294	$8,353	$24,591	$24,581	$24,591
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	-	-	275	-	-	-
Accidental death benefits	-	-	1	-	-	-
Disability - active lives	-	-	13	-	-	-
Disability - disabled lives	-	-	58	-	-	-
Miscellaneous reserves	-	-	30	-	-	-
Total, gross	$5,011	$6,294	$8,730	$24,591	$24,581	$24,591
Less: reinsurance ceded	(10)	(10)	(240)	-	-	-
Total, net	$5,001	$6,284	$8,490	$24,591	$24,581	$24,591
1

In 2020, the classification of certain group life insurance policies was changed from separate accounts with guarantees to separate accounts nonguaranteed as a result of a change in the reserve valuation basis, as described in Note 2.

The following table is a reconciliation of life actuarial reserves, as of the dates indicated:

	December 31,
(in millions)	2021	2020
Life, accident and health annual statement:
Life Insurance, net	$8,986	$8,400
Accidental death benefits, net	1	1
Disability - active lives, net	13	12
Disability - disabled lives, net	51	51
Miscellaneous reserves, net	29	26
Subtotal	$9,080	$8,490
Separate accounts annual statement:
Life insurance[1]	$27,788	$24,884
Miscellaneous reserves	6	9
Subtotal	$27,794	$24,893
Total life actuarial reserves, net	$36,874	$33,383
1

In 2021, life insurance account value, cash value and reserve includes separate accounts with guarantees of $308 million for universal life. In 2020, life insurance account value, cash value and reserve includes separate accounts with guarantees of 302 million for universal life.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

Direct Premium Written by Managing General Agents and Third Party Administrators

The following table summarizes direct premium written by managing general agents and third party administrators as of December 31, 2021:

(in millions)
Managing general agent/ third party reserve	FEIN number	Exclusive contract	Types of business written	Types of authority granted[1]	Total Direct Premium
AccuRisk Solutions, LLC	31-1777676	Not Exclusive	Accident & health	C / CA / B / P / U	109
Fringe Insurance Benefits, Inc.	74-2616364	Not Exclusive	Accident & health	B /P / U	55
Gilsbar, Inc.	72-0519951	Not Exclusive	Accident & health	B / P / U	24
IRC	74-2824053	Not Exclusive	Accident & health	C / CA / B / P / U	27
K&K Insurance Group, Inc.	35-1003799	Not Exclusive	Accident & health	C / CA / B / P / U	12
Matrix	01-0544915	Not Exclusive	Accident & health	C / CA / B / P / U	12
Merchants Benefit Administration, Inc.	86-0875918	Exclusive	Accident & health	B / C / CA / P	22
PRAM Insurance Services, Inc.	33-0367265	Not Exclusive	Accident & health	C / CA / B / P / U	4
RMTS - Manufacturers & Traders Trust Co.	20-1049240	Not Exclusive	Accident & health	C / CA / B / P / U	24
Roundstone Management, Ltd.	27-0371422	Not Exclusive	Accident & health	C / CA / B / P / U	78
Star Line Group	04-3499188	Not Exclusive	Accident & health	C / CA / B / P / U	5
TMS RE Inc	65-0644164	Not Exclusive	Accident & health	C / CA / B / P / U	61
United Group Programs Inc.	59-1896277	Not Exclusive	Accident & health	C / CA / B / P / U	10
USMGU	46-4619917	Not Exclusive	Accident & health	C / CA / B / P / U	1
Total Direct Premiums Written and Produced					$444
1	Authority code key includes: C– claims payment, CA– claims adjustment, B- binding authority, P-premium collection, U- underwriting.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

(4)	Separate Accounts

The Company’s separate account statement includes assets legally insulated from the general account as of the dates indicated, attributed to the following product lines:

	December 31, 2021		December 31, 2020
(in millions)	Separate account assets legally insulated	Separate account assets (not legally insulated)	Separate account assets legally insulated	Separate account assets (not legally insulated)
Product / Transaction:
Individual annuities	$79,416	$-	$71,875	$-
Group annuities	18,091	-	17,550	-
Life insurance	27,865	-	24,982	-
Total	$125,372	$-	$114,407	$-

The following table summarizes amounts paid towards separate account guarantees by the general account and related risk charges paid by the separate account for the years ended:

(in millions)	Total paid toward separate account guarantees	Risk charges paid to general account
2021	$12	$674
2020	$26	$631
2019	$58	$612
2018	$18	$594
2017	$13	$559

The Company does not engage in securities lending transactions within its separate accounts.

Most separate accounts held by the Company relate to individual and group variable annuity and variable universal life insurance contracts of a non-guaranteed return nature. The net investment experience of the separate accounts is credited directly to the contract holder and can be positive or negative. The individual variable annuity contracts generally provide an incidental death benefit of the greater of account value or premium paid (net of prior withdrawals). However, many individual variable annuity contracts also provide death benefits equal to (i) the most recent fifth-year anniversary account value, (ii) the highest account value on any previous anniversary, (iii) premiums paid increased 5% or certain combinations of these, all adjusted for prior withdrawals. The death benefit and cash value under the variable universal life policies may vary with the investment performance of the underlying investments in the separate accounts. The assets and liabilities of these separate accounts are carried at fair value and are non-guaranteed.

Certain other separate accounts offered by the Company contain groups of variable universal life policies wherein the assets supporting account values on the underlying policies reside in Private Placement Separate Accounts. They provide a quarterly interest rate based on a crediting formula that reflects the market value to book value ratio of the investments, investment portfolio yield and a specified duration.

Certain other separate accounts relate to a guaranteed term option, which provides a guaranteed interest rate that is paid over certain maturity durations ranging from three to ten years, so long as certain conditions are met. If amounts allocated to the guaranteed term option are distributed prior to the maturity period, a market value adjustment can be assessed. The assets and liabilities of these separate accounts are carried at fair value.

Another separate account offered by the Company contains a group of universal life policies wherein the assets supporting the account values on the underlying policies reside in a Private Placement Separate Account. It provides an annual interest rate guarantee, subject to a minimum guarantee of 3%. The interest rate declared each year reflects the anticipated investment experience of the account. The business has been included as a nonindexed guarantee less than or equal to 4%.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

The following tables summarize the separate account reserves of the Company, as of the dates indicated:

(in millions)	Indexed	Nonindexed guarantee less than or equal to 4%	Nonindexed guarantee more than 4%	Nonguaranteed separate accounts	Total
December 31, 2021
Premiums, considerations or deposits	$-	$221	$-	$8,088	$8,309
Reserves
For accounts with assets at:
Fair value	$-	$2,368	$146	$121,404	$123,918
Amortized cost	-	308	-	-	308
Total reserves	$-	$2,676	$146	$121,404	$124,226
By withdrawal characteristics:
With market value adjustment	$-	$2,368	$146	$-	$2,514
At book value without market value adjustment and with current surrender charge of 5% or more	-	-	-	-	-
At fair value	-	-	-	121,307	121,307
At book value without market value adjustment and with current surrender charge less than 5%	-	308	-	9	317
Subtotal	$-	$2,676	$146	$121,316	$124,138
Not subject to discretionary withdrawal	-	-	-	88	88
Total reserves[1]	$-	$2,676	$146	$121,404	$124,226
1

The total reserves balance does not equal the liabilities related to separate accounts of $125.4 billion in the statutory statements of admitted assets, liabilities, capital and surplus by $1.2 billion, due to an adjustment for CARVM/CRVM reserves and other liabilities that have not been allocated to the categories outlined above.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

(in millions)	Indexed	Nonindexed guarantee less than or equal to 4%	Nonindexed guarantee more than 4%	Nonguaranteed separate accounts	Total
December 31, 2020
Premiums, considerations or deposits	$-	$417	$-	$5,392	$5,809
Reserves
For accounts with assets at:
Fair value	$-	$2,480	$166	$110,340	$112,986
Amortized cost	-	302	-	-	302
Total reserves	$-	$2,782	$166	$110,340	$113,288
By withdrawal characteristics:
With market value adjustment	$-	$2,480	$166	$-	$2,646
At book value without market value adjustment and with current surrender charge of 5% or more	-	-	-	-	-
At fair value	-	-	-	110,252	110,252
At book value without market value adjustment and with current surrender charge less than 5%	-	302	-	11	313
Subtotal	$-	$2,782	$166	$110,263	$113,211
Not subject to discretionary withdrawal	-	-	-	77	77
Total reserves[1]	$-	$2,782	$166	$110,340	$113,288

1

The total reserves balance does not equal the liabilities related to separate accounts of $114.4 billion in the statutory statements of admitted assets, liabilities, capital and surplus by $1.1 billion, due to an adjustment for CARVM/CRVM reserves and other liabilities that have not been allocated to the categories outlined above.

The following table is a reconciliation of net transfers from separate accounts, as of the dates indicated:

		December 31,
(in millions)	2021	2020	2019
Transfers as reported in the statutory statements of operations of the separate accounts:
Transfers to separate accounts	$8,309	$5,809	$6,142
Transfers from separate accounts	(10,860)	(8,921)	(9,470)
Net transfers from separate accounts	$(2,551)	$(3,112)	$(3,328)
Reconciling adjustments:
Exchange accounts offsetting in the general account	(552)	(337)	(321)
Fees not included in general account transfers	68	(67)	(68)
Other miscellaneous adjustments not included in the general account balance	33	(28)	(30)
Transfers as reported in the statutory statements of operations	$(3,002)	$(3,544)	$(3,747)

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

(5)	Investments

Bonds and Stocks

The following table summarizes the carrying value, the excess of fair value over carrying value, the excess of carrying value over fair value and the fair value of bonds and stocks, as of the dates indicated:

(in millions)	Carrying value	Fair value in excess of carrying value	Carrying value in excess of fair value	Fair value
December 31, 2021
Bonds:
U.S. Government	$12	$-	$-	$12
States, territories and possessions	463	44	1	506
Political subdivisions	376	66	-	442
Special revenues	2,882	489	2	3,369
Industrial and miscellaneous	28,233	2,649	86	30,796
Loan-backed and structured securities	5,965	183	31	6,117
Total bonds	$37,931	$3,431	$120	$41,242
Common stocks unaffiliated	$225	$-	$-	$225
Preferred stocks unaffiliated	50	-	-	50
Total unaffiliated stocks[1]	$275	$-	$-	$275
Total bonds and unaffiliated stocks[1]	$38,206	$3,431	$120	$41,517

December 31, 2020
Bonds:
U.S. Government	$7	$-	$-	$7
States, territories and possessions	370	59	-	429
Political subdivisions	343	71	-	414
Special revenues	2,763	564	-	3,327
Industrial and miscellaneous	26,583	3,656	46	30,193
Loan-backed and structured securities	7,141	336	37	7,440
Total bonds	$37,207	$4,686	$83	$41,810
Common stocks unaffiliated	$142	$-	$-	$142
Preferred stocks unaffiliated	97	12	-	109
Total unaffiliated stocks[1]	$239	$12	$-	$251
Total bonds and unaffiliated stocks[1]	$37,446	$4,698	$83	$42,061

1

Excludes affiliated common stocks with a carrying value of $2.7 billion and $2.6 billion as of December 31, 2021 and 2020, respectively. Affiliated common stocks include investment in NLAIC and JNF of $2.6 billion and $186 million as of December 31, 2021, respectively, and $2.4 billion and $180 million as of December 31, 2020, respectively.

The carrying value of bonds on deposit with various states as required by law or special escrow agreement was $3 million as of December 31, 2021 and 2020.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

The following table summarizes the carrying value and fair value of bonds, by contractual maturity, as of December 31, 2021. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without early redemption penalties:

(in millions)	Carrying value	Fair value
Bonds:
Due in one year or less	$1,376	$1,398
Due after one year through five years	7,602	8,013
Due after five years through ten years	9,671	10,182
Due after ten years	13,317	15,531
Total bonds excluding loan-backed and structured securities	$31,966	$35,124
Loan-backed and structured securities	5,965	6,118
Total bonds	$37,931	$41,242

The following table summarizes the fair value and unrealized losses on bonds and stocks (amount by which cost or amortized cost exceeds fair value), for which other-than-temporary declines in value have not been recognized, based on the amount of time each type of bond or stock has been in an unrealized loss position, as of the dates indicated:

	Less than or equal to one year		More than one year		Total
(in millions)	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
December 31, 2021
Bonds:
U.S. Government	$3	$-	$-	$-	$3	$-
States, territories and possessions	77	1	1	-	78	1
Special revenues	76	2	-	-	76	2
Industrial and miscellaneous	3,355	74	455	48	3,810	122
Loan-backed and structured securities	2,005	14	332	19	2,337	33
Total bonds	$5,516	$91	$788	$67	$6,304	$158
Common stocks unaffiliated	$-	$-	$23	$2	$23	$2
Preferred stocks unaffiliated	14	-	-	-	14	-
Total unaffiliated stocks	$14	$-	$23	$2	$37	$2
Total bonds and unaffiliated stocks	$5,530	$91	$811	$69	$6,341	$160

December 31, 2020
Bonds:
U.S. Government	$-	$-	$-	$-	$-	$-
States, territories and possessions	1	-	-	-	1	-
Special revenues	14	-	-	-	14	-
Industrial and miscellaneous	636	27	408	38	1,044	65
Loan-backed and structured securities	1,454	15	870	23	2,324	38
Total bonds	$2,105	$42	$1,278	$61	$3,383	$103
Common stocks unaffiliated	$21	$4	$-	$-	$21	$4
Preferred stocks unaffiliated	9	-	-	-	9	-
Total unaffiliated stocks	$30	$4	$-	$-	$30	4
Total bonds and unaffiliated stocks	$2,135	$46	$1,278	$61	$3,413	$107

As of December 31, 2021, management evaluated securities in an unrealized loss position and all non-marketable securities for impairment. As of the reporting date, the Company has the intent and ability to hold these securities until the fair value recovers, which may be maturity, and therefore, does not consider the securities to be other-than-temporarily impaired.

There was no intent to sell other-than-temporary impairments on loan-backed and structured securities for the years ended December 31, 2021 and 2020.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

Mortgage Loans, Net of Allowance

The following table summarizes the amortized cost of mortgage loans by method of evaluation for credit loss, and the related valuation allowances by type of credit loss, as of the dates indicated:

	December 31,
(in millions)	2021	2020
Amortized cost:
Loans with non-specific reserves	$8,219	$7,819
Loans with specific reserves	9	12
Total amortized cost	$8,228	$7,831
Valuation allowance:
Non-specific reserves	$42	$45
Specific reserves	1	3
Total valuation allowance[1]	$43	$48
Mortgage loans, net of allowance	$8,185	$7,783

1	Changes in the valuation allowance are due to current period provisions. These changes in the valuation allowance for the years ended December 31, 2021, 2020, and 2019 were immaterial.

As of December 31, 2021 and 2020, the Company’s mortgage loans classified as delinquent and/or in non-accrual status were immaterial in relation to the total mortgage loan portfolio.

The following table summarizes the LTV ratio and DSC ratio of the mortgage loan portfolio as of the dates indicated:

	LTV ratio			DSC ratio
(in millions)	Less than 90%	90% or greater	Total	Greater than 1.00	Less than or equal to 1.00	Total
December 31, 2021
Apartment	$3,441	$33	$3,474	$3,445	$29	$3,474
Industrial	1,137	-	1,137	1,137	-	1,137
Office	1,226	25	1,251	1,231	20	1,251
Retail	2,067	41	2,108	2,068	40	2,108
Other	171	-	171	171	-	171
Total[1]	$8,042	$99	$8,141	$8,052	$89	$8,141
Weighted average DSC ratio	2.22	1.31	2.21	2.22	0.90	2.21
Weighted average LTV ratio	58%	94%	59%	59%	78%	59%

December 31, 2020
Apartment	$2,988	$25	$3,013	$2,993	$20	$3,013
Industrial	1,026	-	1,026	1,005	21	1,026
Office	1,307	-	1,307	1,304	3	1,307
Retail	2,155	27	2,182	2,169	13	2,182
Other	218	-	218	218	-	218
Total[1]	$7,694	$52	$7,746	$7,689	$57	$7,746
Weighted average DSC ratio	2.21	1.52	2.20	2.21	0.91	2.20
Weighted average LTV ratio	57%	98%	57%	57%	65%	57%

1	Excludes $87 million and $85 million of commercial mortgage loans that were under development as of December 31, 2021 and 2020, respectively.

As of December 31, 2021 and 2020, the Company has a diversified mortgage loan portfolio with no more than 24%, in a geographic region in the U.S. and no more than 1% with any one borrower. The maximum and minimum lending rates for mortgage loans originated or acquired during 2021 were 4.1% and 1.9%, respectively, and for those originated or acquired during 2020 were 4.3% and 1.9%, respectively. As of December 31, 2021 and 2020, the maximum LTV ratio of any one loan at the time of loan origination was 80%. As of December 31, 2021 and 2020, the Company did not hold mortgage loans with interest 90 days or more past due. Additionally, there were no taxes, assessments or any amounts advanced and not included in the mortgage loan portfolio.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

Securities Lending

The fair value of loaned securities was $547 million and $244 million as of December 31, 2021 and 2020, respectively. The Company held $170 million and $101 million of cash collateral on securities lending as of December 31, 2021 and 2020, respectively. As of December 31, 2021, the carrying value and fair value of reinvested collateral assets was $170 million. As of December 31, 2020, the carrying value and fair value of reinvested collateral assets was $101 million. The fair value of bonds acquired with reinvested collateral assets was $173 million and $103 million as of December 31, 2021 and 2020, respectively. There are no securities lending transactions that extend beyond one year as of the reporting date. The Company received $388 million and $148 million of non-cash collateral on securities lending as of December 31, 2021 and 2020, respectively.

Net Investment Income

The following table summarizes net investment income by investment type, for the years ended:

	December 31,
(in millions)	2021	2020	2019
Bonds	$1,417	$1,419	$1,408
Mortgage loans	358	339	353
Other invested assets	499	384	225
Policy loans	43	43	45
Derivative instruments[1]	31	25	23
Other	12	16	28
Gross investment income	$2,360	$2,226	$2,082
Investment expenses	(129)	(119)	(108)
Net investment income	$2,231	$2,107	$1,974

1	Includes net investment income applying the prescribed practice under OAC 3901-1-67, as disclosed in Note 2.

There was no investment income due and accrued that was nonadmitted as of December 31, 2021 and 2020.

Net Realized Capital Gains and Losses

The following table summarizes net realized capital gains and losses for the years ended:

	December 31,
(in millions)	2021	2020	2019
Gross gains on sales	$106	$36	$71
Gross losses on sales	(32)	(42)	(21)
Net realized gains (losses) on sales	$74	$(6)	$50
Net realized derivative losses[1]	(679)	(521)	(515)
Other-than-temporary impairments	(4)	(78)	(5)
Total net realized losses	$(609)	$ (605)	$(470)
Tax expense (benefit) on net losses	59	(26)	7
Net realized capital losses, net of tax	$(668)	$(579)	$(477)
Less: Realized losses transferred to the IMR	15	(4)	-
Net realized capital losses, net of tax and transfers to the IMR	$(683)	$(575)	$(477)

1	Includes impacts to derivative instruments applying the prescribed practice under OAC 3901-1-67, as disclosed in Note 2.

For the year ended December 31, 2021, gross realized gains and gross realized losses on sales of bonds were $80 million and $31 million, respectively. For the year ended December 31, 2020, gross realized gains and gross realized losses on sales of bonds were $26 million and $38 million, respectively. For the year ended December 31, 2019, gross realized gains and gross realized losses on sales of bonds were $56 million and $19 million, respectively.

The Company did not enter into any material repurchase transactions that would be considered wash sales during the years ended December 31, 2021 and 2020.

Investment Commitments

The Company had unfunded commitments related to its investment in limited partnerships and limited liability companies totaling $793 million and $483 million as of December 31, 2021 and 2020, respectively. As of December 31, 2021 and 2020, there were $89 million and $21 million of commitments to purchase private placement bonds and $0 and $114 million of outstanding commitments to fund mortgage loans, respectively.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

(6)	Derivative Instruments

The Company is exposed to certain risks related to its ongoing business operations which are managed using derivative instruments.

Interest rate risk management. In the normal course of business, the Company enters into transactions that expose it to interest rate risk arising from mismatches between assets and liabilities. The Company may use interest rate swaps and futures to reduce or alter interest rate exposure.

Interest rate contracts are used by the Company in association with fixed and variable rate investments to achieve cash flow streams that support certain financial obligations of the Company and to produce desired investment returns. As such, interest rate contracts are generally used to convert fixed rate cash flow streams to variable rate cash flow streams or vice versa.

Equity market risk management. The Company issues a variety of insurance products that expose it to equity risks. To mitigate these risks, the Company enters into a variety of derivatives including futures and options.

Indexed crediting risk management. The Company issues a variety of insurance and annuity products with indexed crediting features that expose the Company to risks related to the performance of an underlying index. To mitigate these risks, the Company enters into a variety of derivatives including index options, total return swaps and futures. The underlying indices can have exposure to equites, commodities and fixed income securities.

Other risk management. As part of its regular investing activities, the Company may purchase foreign currency denominated investments. These investments and the associated income expose the Company to volatility associated with movements in foreign exchange rates. As foreign exchange rates change, the increase or decrease in the cash flows of the derivative instrument are intended to mitigate the changes in the functional-currency equivalent cash flows of the hedged item. To mitigate this risk, the Company uses cross-currency swaps.

Credit risk associated with derivatives transactions. The Company periodically evaluates the risks within the derivative portfolios due to credit exposure. When evaluating this risk, the Company considers several factors which include, but are not limited to, the counterparty credit risk associated with derivative receivables, the Company’s own credit as it relates to derivative payables, the collateral thresholds associated with each counterparty and changes in relevant market data in order to gain insight into the probability of default by the counterparty. The Company also considers the impact credit exposure could have on the effectiveness of the Company’s hedging relationships. As of December 31, 2021 and 2020, the impact of the exposure to credit risk on the fair value measurement of derivatives and the effectiveness of the Company’s hedging relationships was immaterial.

The following table summarizes the fair value, carrying value and related notional amounts of derivative instruments, as of the dates indicated:

(in millions)	Notional amount	Net Carrying Value	Fair value asset	Fair value liability	Average fair value
December 31, 2021
Interest rate swaps	$7	$-	$-	$-	$-
Options	25	1	1	-	-
Cross currency swaps	1,465	32	101	(13)	1
Futures	2,715	-	-	-	-
Total derivatives¹	$4,212	$33	$102	$(13)	$1

December 31, 2020
Interest rate swaps	$7	$(1)	$-	$(1)	$(1)
Options	-	-	-	-	-
Cross currency swaps	1,524	(36)	75	(49)	-
Futures	3,342	-	-	-	-
Total derivatives¹	$4,873	$(37)	$75	$(50)	$(1)
1	Fair value balance excludes immaterial accrued interest on derivative assets for December 31, 2021 and 2020.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

Of the $102 million and $75 million of fair value of derivative assets as of December 31, 2021 and 2020, $13 million and $24 million were subject to master netting agreements as of December 31, 2021 and 2020, the Company received $92 million and $35 million of cash collateral and $17 million and $22 million in pledged securities, respectively, resulting in an immaterial uncollateralized position as of December 31, 2021 and 2020. Of the $13 million and $50 million of fair value of derivative liabilities as of December 31, 2021 and 2020, $13 million and $24 million were subject to master netting agreements as of December 31, 2021 and 2020, the Company posted $0 and $28 million of cash collateral, respectively, resulting in an immaterial uncollateralized position as of December 31, 2021 and 2020. Securities received as collateral are recorded off-balance sheet and exclude initial margin posted on derivatives of $171 million and $280 million as of December 31, 2021 and 2020, respectively.

The following table summarizes net gains and losses on derivatives programs by type of derivative instrument, as of the dates indicated:

	Net realized (losses) gains recorded in operations			Unrealized gains (losses) recorded in capital and surplus
	December 31,			December 31,
(in millions)	2021	2020	2019	2021	2020	2019
Options	$-	$-	$3	$-	$(1)	$4
Cross currency swaps	1	4	(1)	69	(102)	(13)
Futures	(680)	(525)	(517)	27	1	(169)
Total	$(679)	$(521)	$(515)	$96	$(102)	$(178)

(7)	Fair Value Measurements

The following table summarizes assets and liabilities held at fair value as of December 31, 2021:

(in millions)	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Assets
Bonds	$-	$7	$1	$-	$8
Common stocks unaffiliated	82	143	-	-	225
Preferred stocks unaffiliated	-	44	6	-	50
Separate account assets	119,549	2,087	49	3,354	125,039
Assets at fair value	$119,631	$2,281	$56	$3,354	$125,322

The following table presents the rollforward of Level 3 assets and liabilities held at fair value during the year ended December 31, 2021:

(in millions)	Bonds	Common stocks unaffiliated	Preferred stocks unaffiliated	Separate account assets	Assets at fair value
Balance as of December 31, 2020	$1	$1	$-	$58	$60
Net gains (losses):
In operations	-	-	-	-	-
In surplus	-	-	1	6	7
Purchases	1	-	1	-	2
Sales	(1)	-	-	(15)	(16)
Transfers into Level 3	-	-	4	-	4
Transfers out of Level 3	-	(1)	-	-	(1)
Balance as of December 31, 2021	$1	$-	$6	$49	$56

Preferred stocks unaffiliated transfers into Level 3 are primarily related to the Company’s adoption of SSAP No. 32R. Refer to Note 2 for more information.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

The following table summarizes assets and liabilities held at fair value as of December 31, 2020:

(in millions)	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Assets
Bonds	$-	$4	$1	$-	$5
Common stocks unaffiliated	53	88	1	-	142
Separate account assets	109,265	2,047	58	2,720	114,090
Assets at fair value	$109,318	$2,139	$60	$2,720	$114,237

The following table presents the rollforward of Level 3 assets and liabilities held at fair value during the year ended December 31, 2020:

(in millions)	Bonds	Common stocks unaffiliated	Derivative assets[1]	Separate account assets	Assets at fair value
Balance as of December 31, 2019	$6	$1	$6	$87	$100
Net gains (losses):
In operations	(2)	-	-	-	(2)
In surplus	5	-	(1)	(17)	(13)
Purchases	2	-	-	-	2
Sales	(9)	-	(5)	(12)	(26)
Transfers into Level 3	1	-	-	-	1
Transfers out of Level 3	(2)	-	-	-	(2)
Balance as of December 31, 2020	$1	$1	$-	$58	60

1	Non-binding broker quotes are utilized to determine fair value of all Level 3 derivative assets.

Bond transfers into and/or out of Level 3 during the year ended December 31, 2020 are due to the changes in observability of pricing inputs and changes resulting from application of the lower of amortized cost or fair value rules based on the security’s NAIC designation.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

The following table summarizes the carrying value and fair value of the Company’s assets and liabilities not held at fair value as of the dates indicated. The valuation techniques used to estimate these fair values are described below or in Note 2.

	Fair Value
(in millions)	Level 1	Level 2	Level 3	Total fair value	Carrying value
December 31, 2021
Assets:
Bonds[1,2,3]	$2	$35,874	$5,358	$41,234	$37,923
Mortgage loans, net of allowance	-	-	8,340	8,340	8,185
Policy loans	-	-	913	913	913
Derivative assets	-	101	1	102	64
Cash, cash equivalents and short-term investments	127	509	-	636	636
Securities lending collateral assets	170	-	-	170	170
Separate account assets	3	374	3	380	333
Total assets	$302	$36,858	$14,615	$51,775	$48,224
Liabilities:
Investment contracts	$-	$-	$2,720	$2,720	$2,715
Derivative liabilities	-	13	-	13	31
Total liabilities	$-	$13	$2,720	$2,733	$2,746

December 31, 2020
Assets:
Bonds[3]	$1,366	$39,072	$1,367	$41,805	$37,202
Preferred stocks unaffiliated	-	104	5	109	97
Mortgage loans, net of allowance	-	-	7,952	7,952	7,783
Policy loans	-	-	888	888	888
Derivative assets	-	75	-	75	51
Cash, cash equivalents and short-term investments	(90)	551	-	461	461
Securities lending collateral assets	101	-	-	101	101
Separate account assets	7	368	-	375	317
Total assets	$1,384	$40,170	$10,212	$51,766	$46,900
Liabilities:
Investment contracts	$-	$-	$2,097	$2,097	$2,076
Derivative liabilities	-	48	-	48	86
Total liabilities	$-	$48	$2,097	$2,145	$2,162

1

The Company changed pricing services for certain investments in 2021 resulting in the Company applying a practical expedient within SSAP No. 100, Fair Value, that resulted in those investments being classified in Level 2.

2	The Company changed to a pricing service for certain investments in 2021. The service incorporates a proprietary input which resulted in these investments being classified in Level 3.
3	Level 3 is primarily composed of industrial and miscellaneous bonds.

Mortgage loans, net of allowance. The fair values of mortgage loans are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings.

Policy loans. The carrying amount reported in the statutory statements of admitted assets, liabilities, capital and surplus approximates fair value as policy loans are fully collateralized by the cash surrender value of underlying insurance policies.

Securities lending collateral assets. These assets are comprised of bonds and short-term investments and the respective fair values are estimated based on the fair value methods described in Note 2.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

Investment contracts. For investment contracts without defined maturities, fair value is the amount payable on demand, net of surrender charges. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used in this analysis are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued. The fair value of adjustable rate contracts approximates their carrying value.

(8)	Federal Income Taxes

The following tables summarize the net admitted deferred tax assets, as of the dates indicated:

	December 31, 2021
(in millions)	Ordinary	Capital	Total
Total gross deferred tax assets	$759	$30	$789
Statutory valuation allowance adjustment	-	-	-
Adjusted gross deferred tax assets	$759	$30	$789
Less: Deferred tax assets nonadmitted	(71)	(12)	(83)
Net admitted deferred tax assets	$688	$18	$706
Less: Deferred tax liabilities	(81)	(7)	(88)
Net admitted deferred tax assets	$607	$11	$618

	December 31, 2020
(in millions)	Ordinary	Capital	Total
Total gross deferred tax assets	$770	$16	$786
Statutory valuation allowance adjustment	-	-	-
Adjusted gross deferred tax assets	$770	$16	$786
Less: Deferred tax assets nonadmitted	(41)	-	(41)
Net admitted deferred tax assets	$729	$16	$745
Less: Deferred tax liabilities	(94)	(9)	(103)
Net admitted deferred tax assets	$635	$7	$642

The following table summarizes components of the change in deferred income taxes reported in capital and surplus before consideration of nonadmitted assets and changes from the prior year, as of the dates indicated:

	December 31,
(in millions)	2021	2020	Change
Adjusted gross deferred tax assets	$789	$786	$3
Total deferred tax liabilities	(88)	(103)	15
Net deferred tax assets	$701	$683	$18
Less: Tax effect of unrealized gains			(30)
Less: Prior period adjustment			(2)
Change in deferred income tax			$50

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

The following tables summarize components of the admitted deferred tax assets calculation, as of the dates indicated:

	December 31, 2021
(in millions)	Ordinary	Capital	Total
Federal income taxes recoverable through loss carryback	$-	$11	$11
Adjusted gross deferred tax assets expected to be realized[1]	607	-	607
Adjusted gross deferred tax assets offset against existing gross deferred tax liabilities	81	7	88
Admitted deferred tax assets	$688	$18	$706

	December 31, 2020
(in millions)	Ordinary	Capital	Total
Federal income taxes recoverable through loss carryback	$-	$7	$7
Adjusted gross deferred tax assets expected to be realized[1]	633	2	635
Adjusted gross deferred tax assets offset against existing gross deferred tax liabilities	96	7	103
Admitted deferred tax assets	$729	$16	$745
1

Note that this amount is calculated as the lesser of the adjusted gross deferred tax assets expected to be realized following the balance sheet date or the adjusted gross deferred tax assets allowed per the limitation threshold. For the years ended December 31, 2021 and 2020, the threshold limitation for adjusted capital and surplus was $1.3 billion.

The adjusted capital and surplus used to determine the recovery period and adjusted gross deferred tax assets allowed per the limitation threshold was $8.4 billion as of December 31, 2021 and 2020. The ratio percentage used to determine the recovery period and adjusted gross deferred tax assets allowed per the limitation threshold was 1,125% and 1,176% as of December 31, 2021 and 2020, respectively.

The following tables summarize the impact of tax planning strategies, as of the dates indicated:

	December 31, 2021
	Ordinary	Capital	Total
Adjusted gross deferred tax assets	0.00%	0.00%	0.00%
Net admitted adjusted gross deferred tax assets	8.36%	0.00%	8.36%

	December 31, 2020
	Ordinary	Capital	Total
Adjusted gross deferred tax assets	0.00%	0.00%	0.00%
Net admitted adjusted gross deferred tax assets	32.64%	0.00%	32.64%

The Company’s tax planning strategies included the use of affiliated reinsurance for the years ended December 31, 2021 and 2020.

There are no temporary differences for which deferred tax liabilities are not recognized for the years ended December 31, 2021 and 2020.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

The following table summarizes the tax effects of temporary differences and the change from the prior year, for the years ended:

	December 31,
(in millions)	2021	2020	Change
Deferred tax assets
Ordinary:
Future policy benefits and claims	$90	$108	$(18)
Investments	128	116	12
Deferred acquisition costs	214	202	12
Policyholders’ dividends accumulation	4	5	(1)
Compensation and benefits accrual	11	10	1
Tax credit carry-forward	299	316	(17)
Other	13	13	-
Subtotal	$759	$770	$(11)
Nonadmitted	(71)	(41)	(30)
Admitted ordinary deferred tax assets	$688	$729	$(41)
Capital:
Investments	30	16	14
Subtotal	$30	$16	$14
Nonadmitted	(12)	-	(12)
Admitted capital deferred tax assets	$18	$16	$2
Admitted deferred tax assets	$706	$745	$(39)

Deferred tax liabilities
Ordinary:
Investments	$(12)	$(2)	$(10)
Deferred and uncollected premium	(6)	(6)	-
Future policy benefits and claims	(38)	(57)	19
Deferred acquisition costs	(14)	(28)	14
Marketing allowance and trail commission	(10)	-	(10)
Other	(1)	(1)	-
Subtotal	$(81)	$(94)	$13
Capital:
Investments	(7)	(9)	2
Subtotal	$(7)	$(9)	$2
Deferred tax liabilities	$(88)	$(103)	$15
Net deferred tax assets	$618	$642	$(24)

In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion of the total deferred tax assets will not be realized. Valuation allowances are established when necessary to reduce the deferred tax assets to amounts expected to be realized. Based on the Company’s analysis, it is more likely than not that the results of future operations and the implementation of tax planning strategies will generate sufficient taxable income to enable the Company to realize all deferred tax assets. Therefore, no valuation allowances have been established as of December 31, 2021 and 2020.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

The following table summarizes the Company’s income tax incurred and change in deferred income tax. The total income tax and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to income (loss) before tax as follows, for the years ended:

	December 31,
(in millions)	2021	2020	2019
Current income tax (benefit) expense	$50	$(22)	$(66)
Change in deferred income tax (without tax on unrealized gains and losses)	(50)	(41)	29
Total income tax (benefit) reported	$-	$(63)	$(37)

Income before income and capital gains taxes	$861	$465	$563
Federal statutory tax rate	21%	21%	21%
Expected income tax expense at statutory tax rate	$181	$98	$118
(Decrease) increase in actual tax reported resulting from:
Dividends received deduction	(137)	(117)	(101)
Change in tax reserves	-	16	-
Tax credits	(47)	(48)	(53)
Loss carryback rate differential	-	(10)	-
Other	3	(2)	(1)
Total income tax (benefit) reported	$-	$(63)	$(37)

The Company incurred $10 million in federal income tax expense in 2021 which is available for recoupment in the event of future net losses.

The following table summarizes operating loss or tax credit carry-forwards available as of December 31, 2021:

(in millions)	Amount	Origination	Expiration
Business credits	$15	2014	2034
Business credits	$47	2015	2035
Business credits	$62	2016	2036
Business credits	$62	2017	2037
Business credits	$30	2018	2038
Business credits	$27	2019	2039
Business credits	$29	2020	2040
Business credits	$27	2021	2041

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

The Company is included in the NMIC consolidated federal income tax return which includes the following entities:

Nationwide Mutual Insurance Company

AGMC Reinsurance, Ltd

Allied Group, Inc.

Allied Holding (Delaware), Inc.

Allied Insurance Company of America

Allied Property & Casualty Insurance Company

Allied Texas Agency, Inc.

AMCO Insurance Company

American Marine Underwriters

Crestbrook Insurance Company

Depositors Insurance Company

DVM Insurance Agency, Inc.

Eagle Captive Reinsurance, LLC

Freedom Specialty Insurance Company

Harleysville Group Inc.

Harleysville Insurance Co. of New York

Harleysville Insurance Company

Harleysville Insurance Company of New Jersey

Harleysville Lake States Insurance Company

Harleysville Life Insurance Company

Harleysville Preferred Insurance Company

Harleysville Worcester Insurance Company

Jefferson National Financial Corporation

Jefferson National Securities Corporation

Lone Star General Agency, Inc.

National Casualty Company

Nationwide Advantage Mortgage Company

Nationwide Affinity Insurance Company of America

Nationwide Agent Risk Purchasing Group. Inc.

Nationwide Agribusiness Insurance Company

Nationwide Assurance Company

Nationwide Cash Management Company

Nationwide Corporation

Nationwide Financial Assignment Company

Nationwide Financial General Agency, Inc.

Nationwide Financial Services, Inc.

Nationwide General Insurance Company

Nationwide Indemnity Company

Nationwide Insurance Company of America

Nationwide Insurance Company of Florida

Nationwide Investment Services Corporation

Nationwide Life and Annuity Ins. Company

Nationwide Life Insurance Company

Nationwide Lloyds

Nationwide Property & Casualty Ins. Company

Nationwide Retirement Solutions, Inc.

Nationwide Sales Solutions, Inc.

Nationwide Trust Company, FSB

NBS Insurance Agency, Inc.

NFS Distributors, Inc.

Registered Investment Advisors Services, Inc.

Retention Alternatives SAC Ltd.

Scottsdale Indemnity Company

Scottsdale Insurance Company

Scottsdale Surplus Lines Insurance Company

THI Holdings (Delaware), Inc.

Titan Insurance Company

Titan Insurance Services, Inc.

Veterinary Pet Insurance Company

Victoria Fire & Casualty Company

Victoria National Insurance Company

Victoria Select Insurance Company

VPI Services, Inc.

The method of allocation among the companies is based upon separate return calculations with current benefit for tax losses and credits utilized in the consolidated return.

The Company did not have any protective tax deposits under Section 6603 of the Internal Revenue Code as of December 31, 2021 and 2020.

The Company does not have any tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

(9)	Short-Term Debt and Federal Home Loan Bank Funding Agreement

Short-Term Debt

The Company participated in a commercial paper program with a limit of $750 million, which was terminated in 2021. There were no amounts outstanding under the program as of December 31, 2020.

As of December 31, 2020, the Company had access to borrow up to $300 million from the FHLB to provide financing for operations that expired in March 2021. As of December 31, 2020, the Company had $4.3 billion in eligible collateral and no amounts outstanding under the agreement. In February 2021, the Company terminated this agreement and entered into a new agreement with the FHLB, which expired February 4, 2022, that allowed the Company and NLAIC access to collectively borrow up to $1.1 billion in the aggregate, which would be collateralized by pledged securities. As of December 31, 2021, the Company had $3.6 billion in eligible collateral and no amounts outstanding under the agreement. In February 2022, this agreement was extended through February 3, 2023.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

The Company has entered into an agreement with its custodial bank to borrow against the cash collateral that is posted in connection with its securities lending program. The maximum amount available under the agreement is $350 million. The borrowing rate on this program is equal to one-month U.S. LIBOR. The Company had no amounts outstanding under this agreement as of December 31, 2021 and 2020.

The terms of certain debt instruments contain various restrictive covenants, including, but not limited to, minimum statutory surplus defined in the agreements. The Company was in compliance with all covenants as of December 31, 2021 and 2020.

The amount of interest paid on short-term debt was immaterial in 2021, 2020 and 2019.

Federal Home Loan Bank Funding Agreements

The Company is a member of the FHLB. Through its membership, the FHLB established the Company’s capacity for short-term borrowings and cash advances under the funding agreement program at up to 50% of total admitted assets.

The Company’s Board of Directors has authorized the issuance of funding agreements up to $4.0 billion to the FHLB, shared between the Company and NLAIC, in exchange for cash advances, which are collateralized by pledged securities. The Company uses these funds in an investment spread strategy, consistent with its other investment spread operations. As such, the Company applies SSAP No. 52, Deposit-Type Contracts, accounting treatment to these funds, consistent with its other deposit-type contracts. It is not part of the Company’s strategy to utilize these funds for operations, and any funds obtained from the FHLB for use in general operations would be accounted for consistent with SSAP No. 15, Debt and Holding Company Obligations, as borrowed money. Membership requires the Company to purchase and hold a minimum amount of FHLB capital stock plus additional stock based on outstanding advances. The Company has $25 million and $30 million in membership stock as of December 31, 2021 and 2020, respectively. As part of the agreement, the Company purchased and held an additional $118 million and $58 million in activity stock as of December 31, 2021 and 2020, respectively, which is included in the general account in stocks on the statutory statements of admitted assets, liabilities, capital and surplus. The Company’s liability for advances from the FHLB was $2.7 billion and $2.1 billion as of December 31, 2021 and 2020, respectively, which is included in future policy benefits and claims on the statutory statements of admitted assets, liabilities, capital and surplus. The advances were collateralized by bonds and mortgage loans with carrying values of $3.1 billion (1.7 % of total admitted assets) as of December 31, 2021 and $2.4 billion (1.5% of total admitted assets) as of December 31, 2020, which are included in the general account in bonds and mortgage loans on the statutory statements of admitted assets, liabilities, capital and surplus.

(10)	Surplus Notes

The following table summarizes the carrying value of surplus notes issued by the Company to NFS, as of the dates indicated:

(in millions)
Date issued	Interest rate	Par value	Carrying value	Interest and/ or principal paid in current year	Total interest and/ or principal paid	Unapproved interest and/ or principal	Date of maturity
December 31, 2021
12/19/2001	7.50%	$300	$300	$22	$450	$-	12/31/2031
6/27/2002	8.15%	300	300	25	473	-	6/27/2032
12/23/2003	6.75%	100	100	7	119	-	12/23/2033
12/20/2019	4.21%	400	400	17	34	-	12/19/2059
Total		$1,100	$1,100	$71	$1,076	$-

December 31, 2020
12/19/2001	7.50%	$300	$300	$22	$428	$-	12/31/2031
6/27/2002	8.15%	300	300	25	448	-	6/27/2032
12/23/2003	6.75%	100	100	7	112	-	12/23/2033
12/20/2019	4.21%	400	400	17	17	-	12/19/2059
Total		$1,100	$1,100	$71	$1,005	$-

The surplus notes were issued in accordance with Section 3901.72 of the Ohio Revised Code. The principal and interest on these surplus notes shall not be a liability or claim against NLIC, or any of its assets, except as provided in Section 3901.72 of the Ohio Revised Code. The Department must approve interest and principal payments before they are paid.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

(11)	Reinsurance

The Company has 100% coinsurance agreement with funds withheld with Eagle to cede specified GMDB and GLWB obligations provided under substantially all of the variable annuity contracts and certain fixed indexed annuity contracts issued and to be issued by NLIC. While the GMDB and GLWB contract riders are ceded by NLIC to Eagle, the base annuity contracts and any non-reinsured risks will be retained by NLIC. Amounts ceded to Eagle during 2021, 2020 and 2019 included premiums of $607 million, $627 million and $529 million, respectively, benefits and claims, net of third party reinsurance recoveries of $8 million, $23 million, and $17 million respectively, net investment earnings on funds withheld assets of $40 million, $49 million and $33 million, respectively, and an expense allowance for third party reinsurance premiums of $1 million, $1 million and $1 million, respectively. As of December 31, 2021 and 2020, the carrying value of the funds withheld assets recorded within funds held under coinsurance was $1.1 billion and $965 million, respectively, which consists of bonds and cash equivalents that had a carrying value of $954 million and $856 million, respectively, and mortgage loans that had a carrying value of $98 million and $108 million, respectively. As of December 31, 2021 and 2020, the Company’s reserve credit for guaranteed benefits ceded under the reinsurance agreements was $50 million and $65 million, respectively. Amounts payable to Eagle related to the reinsurance agreements were $204 million and $402 million as of as of December 31, 2021 and December 31, 2020, respectively.

The Company has a reinsurance agreement with NMIC whereby nearly all of the Company’s accident and health business not ceded to unaffiliated reinsurers is ceded to NMIC on a modified coinsurance basis. Either party may terminate the agreement on January 1 of any year with prior notice. Under a modified coinsurance agreement, the ceding company retains invested assets, and investment earnings are paid to the reinsurer. Under the terms of the Company’s agreement, the investment risk associated with changes in interest rates is borne by the reinsurer. Risk of asset default is retained by the Company, although a fee is paid to the Company for the retention of such risk. The ceding of risk does not discharge the Company, as the original insurer, from its primary obligation to the policyholder. Amounts ceded to NMIC include revenues of $281 million, $281 million and $279 million for the years ended December 31, 2021, 2020 and 2019, respectively, while benefits, claims and expenses ceded were $257 million, $260 million and $273 million, respectively.

The Company has an intercompany reinsurance agreement with NLAIC whereby certain inforce and subsequently issued fixed individual deferred annuity contracts are assumed on a modified coinsurance basis. Under modified coinsurance agreements, the ceding company retains invested assets and investment earnings are paid to the reinsurer. Under terms of the agreement, the Company bears the investment risk associated with changes in interest rates. Risk of asset default remains with NLAIC, and the Company pays a fee to NLAIC for the retention of such risk. The agreement will remain inforce until all contract obligations are settled. The ceding of risk does not discharge the original insurer from its primary obligation to the contractholder. Amounts assumed from NLAIC are included in the Company’s statutory statement of operations for 2021, 2020 and 2019 and include premiums of $10 million, $12 million and $14 million, respectively, net investment income of $42 million, $46 million and $49 million, respectively, and benefits, claims and other expenses of $147 million, $171 million and $251 million, respectively. The reserve adjustment for 2021, 2020 and 2019 of $(151) million, $(172) million and $(246) million, respectively, represents changes in reserves related to this fixed block of business, offset by investment earnings on the underlying assets. Policy reserves under this agreement totaled $985 million and $1.1 billion as of December 31, 2021 and 2020, respectively, and amounts payable related to this agreement were $8 million for the years ended December 31, 2021 and 2020.

The Company has an intercompany reinsurance agreement with NLAIC whereby certain variable universal life insurance, whole life insurance and universal life insurance policies are assumed on a modified coinsurance basis. Total policy reserves under this treaty were $35 million and $37 million as of December 31, 2021 and 2020, respectively. Total premiums assumed under this treaty were $12 million, $8 million and $11 million during 2021, 2020 and 2019, respectively.

The Company has an intercompany reinsurance agreement with NLAIC whereby a certain life insurance contract is assumed on a 100% coinsurance basis. Policy reserves assumed under this agreement totaled $155 million and $158 million as of December 31, 2021 and 2020, respectively.

The Company has entered into reinsurance contracts to cede a portion of its individual annuity and life insurance business to unrelated reinsurers. Total reserve credits taken as of December 31, 2021 and 2020 were $382 million and $420 million, respectively. The three largest contracts are with Security Benefit Life Insurance Company (“SBL”), SCOR Global Life Americas Reinsurance (“SGLAR”), and Security Life of Denver Insurance Company (“SLD”) as of December 31, 2021. Total reserve credits taken on these contracts as of December 31, 2021 and 2020 totaled $96 million and $100 million for each year, from SBL, $32 million and $44 million, respectively, from SGLAR and $29 million and $36 million, respectively, from SLD. The ceding of risk does not relieve the Company, as the original insurer, from its primary obligation to the policyholder. Under the terms of the contracts, SBL has established a trust as collateral for the recoveries, whereby the trust assets are invested in investment grade securities, the fair value of which must at all times be greater or equal to 100% of the reinsured reserves.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

(12)	Transactions with Affiliates

The Company has entered into significant, recurring transactions and agreements with NMIC, other affiliates and subsidiaries as a part of its ongoing operations. These include annuity and life insurance contracts, office space cost sharing arrangements, and agreements related to reinsurance, cost sharing, tax sharing, administrative services, marketing, intercompany loans, intercompany repurchases, cash management services and software licensing. In addition, several benefit plans sponsored by NMIC are available to Nationwide employees, for which the Company has no legal obligations. Measures used to determine the allocation among companies includes individual employee estimates of time spent, special cost studies, the number of full-time employees and other methods agreed to by the participating companies.

In addition, Nationwide Services Company, LLC (“NSC”), a subsidiary of NMIC, provides data processing, systems development, hardware and software support, telephone, mail and other services to the Company, based on specified rates for units of service consumed pursuant to the Enterprise Cost Sharing Agreement. For the years ended December 31, 2021, 2020 and 2019, the Company was allocated costs from NMIC and NSC totaling $288 million, $281 million and $220 million, respectively.

The Company has issued group annuity and life insurance contracts and performs administrative services for various employee benefit plans sponsored by NMIC or its affiliates. Total account values of these contracts were $3.8 billion, $3.7 billion and $3.5 billion as of December 31, 2021, 2020 and 2019, respectively. Total revenues from these contracts were $121 million, $122 million and $120 million for the years ended December 31, 2021, 2020 and 2019, respectively, and include policy charges, net investment income from investments backing the contracts and administrative fees. Total interest credited to the account balances were $113 million, $115 million and $112 million for the years ended December 31, 2021, 2020 and 2019, respectively.

The Company may underwrite insurance policies for its officers, directors, and/or other personnel providing services to the Company. The Company may offer discounts on certain products that are subject to applicable state insurance laws and approvals.

Under the enterprise cost sharing agreement, the Company has a cost sharing arrangement with NMIC to occupy office space. For the years ended December 31, 2021, 2020 and 2019, the Company was allocated costs from NMIC of $12 million, $13 million and $11 million, respectively.

The Company receives an annual fee payable from the Tax Credit Funds, for which it is a guarantor and Managing Member, for its services in connection with the oversight of the performance of the Investee Partnerships and the compliance by their managing members and managing agents thereof with the provisions of the various operating level agreements and applicable laws. The Company earned $3 million, $2 million, and $2 million for the years ended December 31, 2021, 2020 and 2019, respectively.

Funds of Nationwide Funds Group (“NFG”), a group of Nationwide businesses that develops, sells and services mutual funds, are offered to the Company’s customers as investment options in certain of the Company’s products. As of December 31, 2021, 2020 and 2019, customer allocations to NFG funds totaled $76.8 billion, $69.2 billion and $66.8 billion, respectively. For the years ended December 31, 2021, 2020 and 2019, NFG paid the Company $265 million, $229 million and $227 million, respectively, for the distribution and servicing of these funds.

Amounts on deposit with NCMC for the benefit of the Company were $509 million and $551 million as of December 31, 2021 and 2020, respectively. As of December 31, 2021 and 2020, amounts on deposit with NCMC were comprised of $483 million and $547 million, respectively, of cash equivalents, with remaining amounts in short-term investments.

Certain annuity products are sold through affiliated companies, which are also subsidiaries of NFS. Total commissions and fees paid to these affiliates for the years ended December 31, 2021, 2020 and 2019 was $74 million, $69 million and $71 million, respectively.

The Company provides financing to Nationwide Realty Investors, LTD, a subsidiary of NMIC with interest rates ranging from 3.3% to 5.0% and maturity dates ranging from January 2022 to July 2041. As of December 31, 2021 and 2020, the Company had mortgage loans outstanding of $358 million and $414 million, respectively.

The Company also participates in intercompany repurchase agreements with affiliates whereby the seller transfers securities to the buyer at a stated value. Upon demand or after a stated period, the seller repurchases the securities from the buyer at the original sales price plus interest. As of December 31, 2021 and 2020, the Company had no outstanding borrowings from affiliated entities under such agreements. During 2021 and 2020, there were no outstanding borrowings from affiliated entities at any given time. The amount the Company incurred for interest expense on intercompany repurchase agreements during 2021, 2020 and 2019 were immaterial.

During 2019, the Company received capital contributions of $600 million from NFS. In March 2022, the Company received a capital contribution of $50 million from NFS.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

During 2020, the Company sold securities of $59 million to Nationwide Mutual Fire Insurance Company for cash, which resulted in a realized loss of $2 million.

During 2021, 2020 and 2019, the Company paid capital contributions of $400 million, $500 million and $400 million, respectively, to NLAIC. During 2022, the Company paid additional capital contributions totaling $100 million to NLAIC through the subsequent event date.

The company has an unsecured promissory note and revolving line of credit with JNLNY whereby JNLNY can borrow up to $5 million. No amounts have been drawn on the note as of December 31, 2021 or through the subsequent event date.

Pursuant to financial support agreements, the Company has agreed to provide NLAIC and JNLIC with the minimum capital and surplus required by each state in which NLAIC and JNLIC does business. These agreements do not constitute the Company as guarantor of any obligation or indebtedness of NLAIC or JNLIC or provide any creditor of NLAIC or JNLIC with recourse to or against any of the assets of the Company.

Eagle’s surplus position is evaluated quarterly to determine if an additional surplus contribution is required from the Company or if a distribution to the Company can be declared as of each quarter end.

During 2020, the Company made surplus contributions to Eagle. On March 31, 2020 and April 17, 2020, the Company made surplus contributions to Eagle of $555 million and $50 million, respectively.

During 2021 and 2020 Eagle declared distributions to the Company based on their earned surplus position. On February 10, 2022, the Company received a dividend distribution of $168 million that was declared on December 31, 2021. The dividend receivable was recorded in accrued investment income as of December 31, 2021. On November 10, 2021, the Company received a dividend distribution of $45 million that was declared on September 30, 2021. On August 10, 2021, the Company received a dividend distribution of $20 million that was declared on June 30, 2021. On May 10, 2021, the Company received a dividend distribution of $191 million that was declared on March 31, 2021. On February 10, 2021, the Company received a dividend distribution of $292 million from Eagle that was declared on December 31, 2020. The dividend receivable was recorded in accrued investment income as of December 31, 2020. On November 10, 2020 the Company received a total distribution of $267 million from Eagle that was declared on September 30, 2020 and consisted of a return of contributed surplus of $184 million and a dividend of $83 million. On August 10, 2020 the Company received a return of contributed surplus distribution of $421 million from Eagle that was declared on June 30, 2020.

On December 22, 2021, the Company and NLAIC entered into a short-term loan where NLAIC borrowed $80 million from the Company. NLAIC repaid the short-term loan in full on January 4, 2022.

In March 2022, the Company executed a $850 million unsecured promissory note and revolving line of credit agreement with Nationwide SBL, LLC, an affiliate, at an interest rate of 1-month LIBOR plus 1.25% with a maturity date of March 1, 2023.

The Company utilizes the look-through approach in valuing its investment in Nationwide Real Estate Investors (NLIC), LLC (“NW REI (NLIC)”), a subsidiary of NMIC, at $71 million and $90 million as of December 31, 2021 and 2020, respectively. NW REI (NLIC)’s financial statements are not audited and the Company has limited the value of its investment in NW REI (NLIC) to the value contained in the audited statutory financial statements of the underlying investments. All liabilities, commitments, contingencies, guarantees or obligations of the NW REI (NLIC), which are required under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in NW REI (NLIC), if not already recorded in the financial statements of NW REI (NLIC).

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

(13)	Contingencies

Legal and Regulatory Matters

The Company is subject to legal and regulatory proceedings in the ordinary course of its business. These include proceedings specific to the Company and proceedings generally applicable to business practices in the industries in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope, and many uncertainties. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings is not likely to have a material adverse effect on the Company’s financial condition.

The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the IRS, the Office of the Comptroller of the Currency and state insurance authorities. Such regulatory entities may, in the normal course of business, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. With respect to all such scrutiny directed at the Company or its affiliates, the Company is cooperating with regulators.

Guarantees

In accordance with SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets, for all guarantees made to or on behalf of wholly-owned subsidiaries, no initial liability recognition has been made and there is no net financial statement impact related to these guarantees.

The contractual obligations under NLAIC’s single premium deferred annuity (“SPDA”) contracts in force and issued before September 1, 1988 are guaranteed by the Company. Total SPDA contracts affected by this guarantee in force as of December 31, 2021 and 2020 were approximately $7 million and $8 million, respectively.

The Company has guaranteed the obligations and liabilities of NISC, including, without limitation, the full and prompt payment of all accounts payable to any party now or in the future. If for any reason NISC fails to satisfy any of its obligations, the Company will cause such obligation, loss or liability to be fully satisfied.

Indemnifications

In the normal course of business, the Company provides standard indemnifications to contractual counterparties. The types of indemnifications typically provided include breaches of representations and warranties, taxes and certain other liabilities, such as third-party lawsuits. The indemnification clauses are often standard contractual terms and are entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated, and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Consequently, the amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.

(14)	Regulatory Risk-Based Capital, Dividend Restrictions and Unassigned Surplus

The NAIC Risk-Based Capital (“RBC”) model law requires every insurer to calculate its total adjusted capital and RBC requirement to ensure insurer solvency. Regulatory guidelines provide for an insurance commissioner to intervene if the insurer experiences financial difficulty, as evidenced by a company’s total adjusted capital falling below established relationships to required RBC. The model includes components for asset risk, liability risk, interest rate exposure and other factors. The State of Ohio, where the Company is domiciled, imposes minimum RBC requirements that are developed by the NAIC. The formulas in the model for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, all of which require specified corrective action. The Company exceeded the minimum RBC requirements for all periods presented.

The State of Ohio insurance laws require insurers to seek prior regulatory approval to pay a dividend or distribution of cash or other property if the fair market value thereof, together with that of other dividends or distributions made in the preceding twelve months, exceeds the greater of (i) 10% of statutory-basis capital and surplus as of the prior December 31 or (ii) the statutory-basis net income of the insurer for the prior year. In March 2021, the Company paid an ordinary dividend of $550 million to NFS. No dividends were paid by the Company to NFS for the years ended December 31, 2020 and 2019. The Company’s statutory capital and surplus as of December 31, 2021, was $9.1 billion and statutory net income for 2021 was $811 million. As of January 1, 2022, the Company has the ability to pay dividends to NFS totaling $359 million without obtaining prior approval.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

The State of Ohio insurance laws also require insurers to seek prior regulatory approval for any dividend paid from other than earned capital and surplus. Earned capital and surplus is defined under the State of Ohio insurance laws as the amount equal to the Company’s unassigned funds as set forth in its most recent statutory financial statements, including net unrealized capital gains and losses or revaluation of assets. Additionally, following any dividend, an insurer’s policyholder capital and surplus must be reasonable in relation to the insurer’s outstanding liabilities and adequate for its financial needs. The payment of dividends by the Company may also be subject to restrictions set forth in the insurance laws of the State of New York that limit the amount of statutory profits on the Company’s participating policies (measured before dividends to policyholders) available for the benefit of the Company and its stockholders.

The Company currently does not expect such regulatory requirements to impair the ability to pay operating expenses and dividends in the future.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Schedule I     Summary of Investments – Other Than Investments in Related Parties

As of December 31, 2021:

(in millions)	Column A	Column B	Column C	Column D
	Type of investment	Cost	Fair value	Amount at which is shown in the statutory statements of admitted assets, liabilities, capital and surplus
	Bonds:
	U.S. Treasury securities and obligations of U.S. government corporations	$2	$2	$2
	U.S. government and agencies	117	139	117
	Obligations of states and political subdivisions	3,506	4,089	3,506
	Foreign governments	197	200	197
	Public utilities	3,722	4,037	3,715
	All other corporate, mortgage-backed and asset-backed securities	30,420	32,776	30,394
	Total fixed maturity securities	$37,964	$41,243	$37,931
	Equity securities:
	Common Stocks:
	Banks, trust and insurance companies	56	59	59
	Industrial, miscellaneous and all other	168	167	167
	Nonredeemable preferred stocks	45	50	50
	Total equity securities[1]	$269	$276	$276
	Mortgage loans[2]	8,229		8,185
	Short-term investments	636		636
	Policy loans	914		913
	Other long-term investments[3]	1,323		1,324
	Total invested assets	$49,335		$49,265
1	Amount does not agree to the statutory statements of admitted assets, liabilities, capital and surplus as investments in related parties of $2.7 billion are excluded.
2	Difference from Column B is attributable to valuation allowances on mortgage loans (see Note 5 to the audited statutory financial statements).
3

Includes derivatives, securities lending reinvested collateral assets and other invested assets. Amount does not agree to the statutory statements of admitted assets, liabilities, capital and surplus as investments in related parties of $134 million are excluded.

See accompanying notes to statutory financial statements and report of independent registered public accounting firm.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Schedule III     Supplementary Insurance Information

As of December 31, 2021, 2020 and 2019 and for each of the years then ended (in millions):

Column A	Column B	Column C	Column D	Column E	Column F
Year: Segment	Deferred policy acquisition costs[1]	Future policy benefits, losses, claims and loss expenses	Unearned premiums[2]	Other policy claims and benefits payable[2]	Premium revenue
2021
Life Insurance		$5,306			$425
Annuities		8,026			6,686
Retirement Solutions		22,446			4,377
Corporate Solutions and Other		6,721			1,176

Total		$42,499			$12,664

2020
Life Insurance		$5,204			$394
Annuities		7,837			3,443
Retirement Solutions		22,362			5,939
Corporate Solutions and Other		5,599			861

Total		$41,002			$10,637

2019
Life Insurance		$5,125			$413
Annuities		7,955			4,202
Retirement Solutions		20,781			4,324
Corporate Solutions and Other		5,278			1,229

Total		$39,139			$10,168

Column A	Column G	Column H	Column I	Column J	Column K
Year: Segment	Net investment income[3]	Benefits, claims, losses and settlement expenses[4]	Amortization of deferred policy acquisition costs[1]	Other operating expenses	Premiums written
2021
Life Insurance	$254	$311		$107
Annuities	337	9,489		41
Retirement Solutions	861	6,895		122
Corporate Solutions and Other	779	1,304		169

Total	$2,231	$17,999		$439

2020
Life Insurance	$247	$772		$123
Annuities	338	7,539		55
Retirement Solutions	843	8,258		131
Corporate Solutions and Other	679	717		135

Total	$2,107	$17,286		$444

2019
Life Insurance	$262	$807		$133
Annuities	319	8,460		57
Retirement Solutions	824	6,539		122
Corporate Solutions and Other	569	1,151		105

Total	$1,974	$16,957		$417

1	Deferred policy acquisition costs and amortization of deferred policy acquisition costs are not applicable for statutory basis of accounting.
2	Unearned premiums and other policy claims and benefits payable are included in Column C amounts.
3

Allocations of net investment income and certain operating expenses are based on numerous assumptions and estimates and reported segment operating results would change if different methods were applied.

4	Benefits to policyholders and beneficiaries, reserves for future policy benefits and claims and commissions are included in Column H amounts.

See accompanying notes to statutory financial statements and report of independent registered public accounting firm.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Schedule IV    Reinsurance

As of December 31, 2021, 2020 and 2019 and each of the years then ended:

(in millions)
Column A	Column B	Column C	Column D	Column E
		Ceded to	Assumed
	Gross	other	from other	Net
	amount	companies	companies	amount
2021
Life insurance in force	$144,115	$(29,120)	$653	$115,648
Premiums:
Life Insurance[1]	$1,624	$(140)	$12	$1,496
Accident and health insurance	445	(444)		1
Total	$2,069	$(584)	$12	$1,497

2020
Life insurance in force	$146,855	$(31,055)	$686	$116,486
Premiums:
Life Insurance[1]	$1,378	$(133)	$8	$1,253
Accident and health insurance	441	(440)	-	1
Total	$1,819	$(573)	$8	$1,254

2019
Life insurance in force	$146,044	$(31,691)	$728	$115,081
Premiums:
Life Insurance[1]	$1,761	$(661)	$10	$1,110
Accident and health insurance	444	(445)	2	1
Total	$2,205	$(1,106)	$12	$1,111
1	Primarily represents premiums from traditional life insurance and life-contingent immediate annuities and excludes deposits on investment and universal life insurance products.

See accompanying notes to statutory financial statements and report of independent registered public accounting firm.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Schedule V     Valuation and Qualifying Accounts

Years ended December 31, 2021, 2020 and 2019:

(in millions)
Column A	Column B	Column C	Column D	Column E
	Balance at	Charged to		Balance at
	beginning	costs and		end of
Description	of period	expenses	Deductions[1]	period
2021
Valuation allowances - mortgage loans	$48	$(4)	$(1)	$43

2020
Valuation allowances - mortgage loans	$34	$14	$-	$48

2019
Valuation allowances - mortgage loans	$25	$9	$-	$34
1	Amounts generally represent recoveries, payoffs and sales.

See accompanying notes to statutory financial statements and report of independent registered public accounting firm.

PART C. OTHER INFORMATION
Item 30. Exhibits
a)	Resolution of the Depositor's Board of Directors authorizing the establishment of the Registrant – Filed previously on Form N8B-2 for the NW VLI Separate Account - 2 (033-62795) and hereby incorporated by reference.
b)	Not Applicable
c)	Underwriting or Distribution of contracts between the Depositor and Principal Underwriter – Filed previously with the Post-Effective Amendment No. 18 (033-42180) and hereby incorporated by reference.
d)	The form of the contract – Filed previously with initial registration statement (033-42180) and hereby incorporated by reference.
e)	The form of the contract application – Filed previously with initial registration statement (033-42180) and hereby incorporated by reference.
f)	Depositor's Certificate of Incorporation and By-Laws.
1)	Amended Articles of Incorporation for Nationwide Life Insurance Company. Filed previously with initial registration statement (333-164119) on January 4, 2010 as document "exhibitf1.htm" and hereby incorporated by reference.
2)	Amended and Restated Code of Regulations of Nationwide Life Insurance Company. Filed previously with initial registration statement (333-164119) on January 4, 2010 as document "exhibitf2.htm" and hereby incorporated by reference.
3)	Articles of Merger of Nationwide Life Insurance Company of America with and into Nationwide Life Insurance Company, effective December 31, 2009. Filed previously with initial registration statement (333-164119) on January 4, 2010 as document "exhibitf3.htm" and hereby incorporated by reference.
g)	Reinsurance Contracts – Filed previously with registration statement (333-31725) and hereby incorporated by reference.
h)	Form of Participation Agreements –
The following fund participation agreements were previously filed and are hereby incorporated by reference.
1)	Fund Participation Agreement with AIM Variable Insurance Funds, AIM Advisors, Inc., and AIM Distributors dated January 6, 2003 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document aimfpa99h1.htm
2)	Fund Participation Agreement (Amended and Restated) with Alliance Capital Management L.P. and Alliance-Bernstein Investment Research and Management, Inc. dated June 1, 2003 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document alliancebernsteinfpa.htm
3)	Amended and Restated Fund Participation and Shareholder Services Agreement with American Century Investment Services, Inc., as amended, dated September 15, 2004 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document amcentfpa99h2.htm
4)	Fund Participation Agreement with BlackRock (formerly FAM Distributors, Inc. and FAM Variable Series Funds, Inc.), as amended, dated April 13, 2004 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document blackrockfpa.htm
5)	Fund Participation Agreement with Delaware Management Company and Delaware Distributors, L.P., as amended, dated February 5, 2008 with the registration statement under 333-43671, post-effective amendment number 43 filed on April 12, 2011 as document delawarefpa.htm
6)	Fund Participation Agreement with DFA Investment Dimensions Group Inc.; Dimensional Fund Advisors LP; and DFA Securities LLC. dated February 8, 2012 with the registration statement under 333-149213, post-effective amendment number 7 filed on April 11, 2012 as document dfafpa.htm
7)	Restated and Amended Fund Participation Agreement with The Dreyfus Corporation, as amended, dated January 27, 2000 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document dreyfusfpa99h3.htm

8)	Fund Participation Agreement with DWS Variable Series I and DWS Variable Series II (formerly Scudder Variable Series I, Scudder Variable Series II), Deutsche Investment Management Americas, Inc. and DWS Investments Distributors, Inc. (formerly DWS Scudder Distributors, Inc.) dated July 1, 2004 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document dwsfpa.htm
9)	Fund Participation Agreement with Federated Insurance Series and Federated Securities Corp., as amended, dated April 1, 2006 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document fedfpa99h4.htm
10)	Fund Participation Agreement with Fidelity Variable Insurance Products Fund, as amended, including Fidelity Variable Insurance Products Fund IV and Fidelity Variable Insurance Products Fund V. dated May 1, 1988 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document fidifpa99h5.htm
11)	Fund Participation Agreement with Fidelity Variable Insurance Products Fund II dated, as amended, including Fidelity Variable Insurance Products Fund IV and Fidelity Variable Insurance Products Fund V. dated July 15, 1989 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document fidiifpa99h6.htm
12)	Fund Participation Agreement with Fidelity Variable Insurance Products Fund III dated, as amended, including Fidelity Variable Insurance Products Fund IV and Fidelity Variable Insurance Products Fund V. dated November 22, 1994 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document fidiiifpa99h7.htm
13)	Amended and Restated Fund Participation Agreement with Franklin Templeton Variable Insurance Products Trust and Franklin/Templeton Distributors, Inc., as amended, dated May 1, 2003 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document frankfpa99h8.htm
14)	Fund Participation Agreement with Goldman Sachs Variable Insurance Trust, and Goldman Sachs & Co. dated December 22, 1998 with the registration statement under 333-43671, post-effective amendment number 43 filed on April 12, 2011 as document goldmansachsfpa.htm
15)	Fund Participation Agreement, Service and Institutional Shares, with Janus Aspen Series dated December 31, 1999 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document janusfpa99h9a.htm
16)	Fund Participation Agreement with Lord Abbett Series Fund, Inc. and Lord Abbett Distributor LLC, as amended, dated December 31, 2002 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document lordabbettfpa.htm
17)	Participation Agreement Among MFS Variable Insurance Trust, MFS Variable Insurance Trust II, Nationwide Financial Services, Inc., and MFS Fund Distributors, Inc. dated May 2, 2011 with the registration statement under 333-149213, post-effective amendment number 15 filed on April 16, 2015 as document mfsfpa.htm
18)	Fund Participation Agreement with Nationwide Variable Insurance Trust (formerly, Gartmore Variable Insurance Trust), American Funds Insurance Series, and Capital Research and Management Company dated May 1, 2007 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document nwfpa99h12b.htm
19)	Fund Participation Agreement with Neuberger Berman Management Inc. dated January 1, 2006 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document neuberfpa99h13.htm
20)	Fund Participation Agreement with Northern Lights Variable Trust and Northern Lights Distributors, LLC. dated February 8, 2012 with the registration statement under 333-62692, post-effective amendment number 28 filed on June 11, 2012 as document northernlightsfpa.htm
21)	Fund Participation Agreement with Oppenheimer Variable Account Funds and Oppenheimer Funds, Inc. dated April 13, 2007 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document oppenfpa99h14.htm

22)	Fund Participation Agreement with PIMCO Variable Insurance Trust and PIMCO Funds Distributors, LLC, as amended, dated March 28, 2002 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document pimcofpa.htm
23)	Fund Participation Agreement with Putnam Variable Trust and Putnam Retail Management, L.P. dated February 1, 2002 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document putnamfpa.htm
24)	Fund Participation Agreement with Rydex Variable Trust & Rydex Distributors, Inc. dated September 10, 2001 with the registration statement under 333-62692, post-effective amendment number 20 filed on April 18, 2008 as document rydexfundpartagreement.htm
25)	Fund Participation Agreement with T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Fixed Income Series, Inc., and T. Rowe Price Investment Services, Inc., as amended, dated October 1, 2002 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document trowefpa99h15.htm
26)	Fund Participation Agreement with The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated, and Morgan Stanley Investment Management, Inc., as amended, dated February 1, 2002 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document univfpa99h16.htm
27)	Fund Participation Agreement with Van Eck Investment Trust, Van Eck Associates Corporation, and Van Eck Securities Corporation, as amended, dated September 1, 1989 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document vaneckfpa.htm
28)	Fund Participation Agreement with Waddell & Reed Services Company and Waddell & Reed, Inc, as amended, dated December 1, 2000 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document waddellreedfpa.htm
29)	Fund Participation Agreement with Wells Fargo Management, LLC, and Stephens, Inc., as amended, dated November 15, 2004 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document wellsfargofpa.htm
30)	Fund Participation Agreement with Virtus Variable Insurance Trust and VP Distributors, LLC, dated October 1, 2018 with the registration statement under 333-215169, post-effective amendment number 5 filed on April 18, 2019 as document d674921dex9926h32.htm
i)	Not Applicable.
j)	Not Applicable.
k)	Opinion of Counsel – Filed previously with the registration statement on Form S-6 (033-42180) and hereby incorporated by reference.
l)	Not Applicable.
m)	Not Applicable.
n)	Consent of Independent Registered Public Accounting Firm – Attached hereto.
o)	Not Applicable.
p)	Not Applicable.
q)	Redeemability Exemption – Filed previously with registration statement (333-31725) on December 21, 2009 under document "exhibit_26q.htm" and is hereby incorporated by reference.
r)	Not Applicable.
99)	Power of Attorney – Attached hereto.
Item 31. Directors and Officers of the Depositor
The business address of the Directors and Officers of the Depositor is:
One Nationwide Plaza, Columbus, Ohio 43215
President and Chief Operating Officer and Director	Carter, John L.

Executive Vice President-Chief Human Resources Officer	Clements, Vinita J.
Executive Vice President-Chief Information Officer	Fowler, James R.
Executive Vice President and Director	Frommeyer, Timothy G.
Senior Vice President-NF Strategic Customer Solutions	Ambrozy, Tina S.
Senior Vice President-Marketing Management - Financial Services	Bair, Ann S.
Senior Vice President-Head of Taxation	Biesecker, Pamela A.
Senior Vice President-Chief Investment Officer	Coleman, Joel L.
Senior Vice President-Chief Compliance Officer	Dankovic, Rae Ann
Senior Vice President-External Affairs	English, Steven M.
Senior Vice President-Chief Financial Officer - Nationwide Financial and Director	Ginnan, Steven A.
Senior Vice President-Annuity Distribution	Guymon, Rona
Senior Vice President-Nationwide Annuity and Director	Henderson, Eric S.
Senior Vice President and Treasurer	LaPaul, David
Senior Vice President-IT Chief Financial Officer, Procurement & BTO	O'Brien, Kevin G.
Senior Vice President-Corporate Solutions	Perez, Juan J.
Senior Vice President-Retirement Solutions Sales	Hawley, Craig A.
Senior Vice President-Chief Technology Officer - Nationwide Financial	Richardson, Michael A.
Senior Vice President-Nationwide Retirement Institute	Rodriguez, Kristi L.
Senior Vice President-Finance & Strategy Legal and Corporate Secretary	Skingle, Denise L.
Senior Vice President-Nationwide Life and Director	Snyder, Holly R.
Senior Vice President-Investment Management Group	Spangler, Michael S.
Senior Vice President-Retirement Solutions	Stevenson, Eric
Director	Walker, Kirt A.
Item 32. Persons Controlled by or Under Common Control with the Depositor or Registrant
Following is a list of entities directly or indirectly controlled by or under common control with the depositor or registrant. Ownership is indicated through indentation. Unless otherwise indicated, each subsidiary is either wholly-owned or majority-owned by the parent company immediately preceding it. (For example, Nationwide Fund Distributors, LLC is either wholly-owned or majority owned by NFS Distributors, Inc.) Separate accounts that have been established pursuant to board resolution but are not, and have never been, active are omitted.
Company	Jurisdiction of Domicile	Brief Description of Business
Nationwide Financial Services, Inc.	Delaware	The company acts primarily as a holding company for companies within the Nationwide organization that offer or distribute life insurance, long-term savings and retirement products.
NFS Distributors, Inc.	Delaware	The company acts primarily as a holding company for Nationwide Financial Services, Inc. companies.
Nationwide Financial General Agency, Inc.	Pennsylvania	The company is a multi-state licensed insurance agency.
Nationwide Fund Distributors, LLC	Delaware	The company is a limited purpose broker-dealer.
Nationwide Fund Management, LLC	Delaware	The company provides administration, transfer and dividend disbursing agent services to various mutual fund entities.
Nationwide Retirement Solutions, Inc.	Delaware	The company markets and administers deferred compensation plans for public employees.
Nationwide Securities, LLC	Delaware	The company is a general purpose broker-dealer and investment adviser registered with the Securities and Exchange Commission.
Nationwide Trust Company, FSB	Federal	This is a federal savings bank chartered by the Office of Thrift Supervision in the United States Department of Treasury to exercise deposit, lending, agency, custody and fiduciary powers and to engage in activities permissible for federal savings banks under the Home Owners’ Loan Act of 1933.
Nationwide Financial Services Capital Trust	Delaware	The trust’s sole purpose is to issue and sell certain securities representing individual beneficial interests in the assets of the trust

Company	Jurisdiction of Domicile	Brief Description of Business
525 Cleveland Avenue, LLC	Ohio	This is a limited liability company organized under the laws of the State of Ohio. The company was formed to provide remedial real property cleanup prior to sale.
Nationwide Life Insurance Company [2]	Ohio	The corporation provides individual life insurance, group and health insurance, fixed and variable annuity products and other life insurance products.
Jefferson National Financial Corporation[3]	Delaware	A stock corporation. The corporation is the holding company of Jefferson National Life Insurance Company, Jefferson National Life Insurance Company of New York, Jefferson National Securities Corporation, and JNF Advisors, Inc., offering annuity products and services.
Jefferson National Life Insurance Company[2,3]	Texas	The company provides life, health and annuity products.
Jefferson National Life Annuity Company C2,3		A separate account issuing variable annuity products.
Jefferson National Life Annuity Account E2,3		A separate account issuing variable annuity products.
Jefferson National Life Annuity Account F2,3		A separate account issuing variable annuity products.
Jefferson National Life Annuity Account G2,3		A separate account issuing variable annuity products.
Jefferson National Life Insurance Company of New York[2,3]	New York	The company provides variable annuity products.
Jefferson National Life of New York Annuity Account 1[2,3]		A separate account issuing variable annuity products.
Jefferson National Securities Corporation[3]	Delaware	The company is a limited purpose broker-dealer and distributor of variable annuities for Jefferson National Life Insurance Company and Jefferson National Life Insurance Company of New York.
MFS Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Multi-Flex Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-II2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-3[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-4[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-5[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-6[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-7[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-8[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-9[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-10[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-11[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-12[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-13[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-14[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-15[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Provident VA Separate Account 1[2,3]	Pennsylvania	A separate account issuing variable annuity contracts.
Nationwide VLI Separate Account[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-2[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-3[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-4[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-5[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-6[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-7[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide Provident VLI Separate Account 1[2,3]	Pennsylvania	A separate account issuing variable life insurance policies.

Company	Jurisdiction of Domicile	Brief Description of Business
Nationwide Investment Services Corporation[3]	Oklahoma	This is a limited purpose broker-dealer and distributor of variable annuities and variable life products for Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company. The company also provides educational services to retirement plan sponsors and its participants.
Nationwide Financial Assignment Company[3]	Ohio	The company is an administrator of structured settlements.
Nationwide Investment Advisors, LLC[3]	Ohio	The company provides investment advisory services.
Eagle Captive Reinsurance, LLC[3]	Ohio	The company is engaged in the business of insurance
Nationwide Life and Annuity Insurance Company[2,3]	Ohio	The company engages in underwriting life insurance and granting, purchasing and disposing of annuities.
Nationwide VA Separate Account-A2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-B2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-C2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-D2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide Provident VA Separate Account A2,3	Delaware	A separate account issuing variable annuity contracts.
Nationwide VL Separate Account-C2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide VL Separate Account-D2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide VL Separate Account-G2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide Provident VLI Separate Account A2,3	Delaware	A separate account issuing variable life insurance policies.
Olentangy Reinsurance, LLC[3]	Vermont	The company is a captive life reinsurance company.
Nationwide SBL, LLC	Ohio	The company is a lender offering securities-back lines of credit.
Registered Investment Advisors Services, Inc.	Texas	The company is a technology company that facilitates third-party money management services for registered investment advisors
Nationwide Fund Advisors[4]	Delaware	The trust acts as a registered investment advisor.
[1]	This subsidiary/entity is controlled by its immediate parent through contractual association.
[2]	This subsidiary/entity files separate financial statements.
[3]	Information for this subsidiary/entity is included in the consolidated financial statements of its immediate parent.
[4]	This subsidiary/entity is a business trust.
Item 33. Indemnification
Provision is made in Nationwide’s Amended and Restated Code of Regulations and expressly authorized by the General Corporation Law of the State of Ohio, for indemnification by Nationwide of any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that such person is or was a director, officer or employee of Nationwide, against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, to the extent and under the circumstances permitted by the General Corporation Law of the State of Ohio.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers or persons controlling Nationwide pursuant to the foregoing provisions, Nationwide has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 34. Principal Underwriter
Nationwide Investment Services Corporation ("NISC")
a)	NISC serves as principal underwriter and general distributor for the following separate investment accounts of Nationwide or its affiliates:

MFS Variable Account	Nationwide VA Separate Account-C
Multi-Flex Variable Account	Nationwide VA Separate Account-D
Nationwide Variable Account	Nationwide VLI Separate Account
Nationwide Variable Account-II	Nationwide VLI Separate Account-2
Nationwide Variable Account-3	Nationwide VLI Separate Account-3
Nationwide Variable Account-4	Nationwide VLI Separate Account-4
Nationwide Variable Account-5	Nationwide VLI Separate Account-5
Nationwide Variable Account-6	Nationwide VLI Separate Account-6
Nationwide Variable Account-7	Nationwide VLI Separate Account-7
Nationwide Variable Account-8	Nationwide VL Separate Account-C
Nationwide Variable Account-9	Nationwide VL Separate Account-D
Nationwide Variable Account-10	Nationwide VL Separate Account-G
Nationwide Variable Account-11	Nationwide Provident VA Separate Account 1
Nationwide Variable Account-12	Nationwide Provident VA Separate Account A
Nationwide Variable Account-13	Nationwide Provident VLI Separate Account 1
Nationwide Variable Account-14	Nationwide Provident VLI Separate Account A
Nationwide Variable Account-15
Nationwide VA Separate Account-A
Nationwide VA Separate Account-B
b)	Directors and Officers of NISC:

President and Director	Ambrozy, Tina S.
Senior Vice President-Head of Taxation	Biesecker, Pamela A.
Senior Vice President and Secretary	Skingle, Denise L.
Vice President-Tax	Eppley, Daniel P.
Vice President and Assistant Secretary	Garman, David A.
Vice President-Chief Compliance Officer	Rabenstine, James J.
Vice President-CFO – Life Insurance	Wild, Keith D.
Associate Vice President and Assistant Treasurer	Conner, David A.
Associate Vice President and Assistant Treasurer	Hacker, Hope C.
Associate Vice President and Assistant Treasurer	Reese, John A.
Associate Vice President and Treasurer	Roswell, Ewan T.
Assistant Secretary	Bowman, Heidi
Assistant Secretary	Dokko, David
Assistant Secretary	Hartman, Mark E.
Assistant Secretary	Hinze, Keith W.
Director	Henderson, Eric S.
Director	Stevenson, Eric
The business address of the Directors and Officers of NISC is:
One Nationwide Plaza, Columbus, Ohio 43215.
c)
Name of Principal Underwriter	Net Underwriting Discounts	Compensation on Redemption	Brokerage Commissions	Other Compensation
Nationwide Investment Services Corporation	N/A	N/A	N/A	N/A
Item 35. Location of Accounts and Records
Steven A. Ginnan
Nationwide Life Insurance Company
One Nationwide Plaza
Columbus, OH 43215

Item 36. Management Services
Not Applicable
Item 37. Fee Representation
Nationwide Life Insurance Company represents that the fees and charges deducted under the contract in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred and risks assumed by Nationwide Life Insurance Company.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Rule 485(b) under the Securities Act of 1933 for effectiveness of the Registration Statement and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Columbus, and State of Ohio, on April 26, 2022.
Nationwide VLI Separate Account-2
(Registrant)
Nationwide Life Insurance Company
(Depositor)
By: /s/ Jamie Ruff Casto
Jamie Ruff Casto Attorney-in-Fact
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated, on April 26, 2022.
JOHN L. CARTER
John L. Carter, President and Chief Operating Officer and Director
HOLLY R. SNYDER
Holly R. Snyder, Senior Vice President and Director
TIMOTHY G. FROMMEYER
Timothy G. Frommeyer, Senior Vice President-Chief Financial Officer and Director
ERIC S. HENDERSON
Eric S. Henderson, Senior Vice President-Nationwide Annuity and Director
STEVEN A. GINNAN
Steven A. Ginnan, Senior Vice President-Chief Financial Officer-Nationwide Financial and Director
KIRT A. WALKER
Director
By /s/ Jamie Ruff Casto
Jamie Ruff Casto Attorney-in-Fact